UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

December 31, 2022

Classes ADV, I, R6, S and S2

Voya Partners, Inc.

◼ Voya Global Bond Portfolio

◼ Voya International High Dividend Low Volatility Portfolio

◼ VY® American Century Small-Mid Cap Value Portfolio

◼ VY® Baron Growth Portfolio

◼ VY® Columbia Contrarian Core Portfolio

◼ VY® Columbia Small Cap Value II Portfolio

◼ VY® Invesco Comstock Portfolio

◼ VY® Invesco Equity and Income Portfolio

◼ VY® Invesco Global Portfolio

◼ VY® JPMorgan Mid Cap Value Portfolio

◼ VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

◼ VY® T. Rowe Price Growth Equity Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio's annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios' website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios' Forms NPORT-P are available on the SEC's website at www.sec.gov. Each Portfolio's complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg U.S. Government/Credit Index

An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Value Index ("MSCI EAFE® Value")	The index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Growth Index

Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Value Index	Measures the performance of those S&P SmallCap 600® Index companies with lower price-to-book ratios.

VOYA GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA, Portfolio Managers of Voya Investment Management Co. LLC ("Voya IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of -18.49% compared to the Bloomberg Global Aggregate Index ("Index"), which returned -16.25% for the same period.

Portfolio Specifics: The Portfolio underperformed the Index for the period. Asset allocation and currency positioning detracted, while duration and yield curve positioning added to performance.

2022 marked one of the worst years in global bond market performance, as measured by the Index. Rates catapulted higher over the course of 2022, led by the United States' persistently higher inflation, compounded by energy price spikes from the Russia and Ukraine conflict brought yields back to levels not witnessed since prior to Covid. The 10-year US Treasury yield reached nearly 4.25% in October, before retracing to 3.90% by year-end. The one country insulated from these moves was Japan where the Bank of Japan (BoJ) remained committed to yield curve control to anchor their bond yields for most of the year. The rate sell-off, continued to challenge non-US dollar currencies with the dollar commanding further strength. A peak in inflation data and worries of a recession in the United States led the market to believe the end of the US Federal Reserve hiking cycle was in sight, spurring a modest recovery in bond markets and an unwinding of some of the dollar strength in the final quarter of the year.

Higher interest rates and higher bond volatility was an unwelcome challenge in 2022. Non-government sectors struggled and broadly trailed global Treasuries for the year. Emerging markets, particularly hard currency markets, which serve the dual challenge of aggressive global central banks and elevated levels of geopolitical risk stemming from the Russian invasion of Ukraine and Covid restrictions in place for much of the year in China.

Asset allocation for the entire period detracted from performance, with investments in EM, including positions in Russia and Ukraine, detracting in the first half of the year. Higher volatility and elevated geopolitical risks on the heels of the Russia invasion of Ukraine dragged on performance and also impacted contributions in currency markets, where the flight to the US dollar adversely impacted performance. Later in the year, securitized credit investments weighed on performance, as concerns on the outlook for commercial real estate held back the commercial mortgage-backed securities sector. Duration and yield curve positioning added to performance. The Portfolio was tactically defensive early in the year which added as rates rose.

Current Strategy and Outlook: We believe easing inflation pressures in the United States should allow the Fed to halt the rapid rate rise, but we do not expect rate cuts in the United States until labor markets rebalance. The cumulative effects of central bank tightening, disruption in the energy supply and the fading impact of Covid stimulus will push global growth below potential and threaten recession in several key economies — particularly in the Eurozone. While the probability of a US recession is high, we do not anticipate that economic growth will drop suddenly. This is in part because we do not see significant imbalances in either the corporate or consumer segments. Corporate balance sheets are merely cooling from their very strong positions, and consumer spending is still supported by excess savings left over from various Covid stimulus packages. Meanwhile, broad global central bank policy will become less synchronized as we near the end of hiking cycles driven by divergence in growth and inflation. In the US, the downward trajectory of inflation will allow the Fed to pause once convinced that nominal rates are above the forward expected level of inflation. Meanwhile, the European Central Bank remains firmly committed to their inflation target which may require further rate hikes even after the Fed is done.

With a peak in Fed Funds, we expect US dollar strength to further unwind. The US dollar has shown persistent strength since the Covid pandemic. Initially supported by a 'flight to quality' in the early days of the pandemic, and then more recently reflecting the aggressive rate hikes implemented by the Fed. While we expect the US dollar to retain its status as a safe haven, further, we believe lower moves are likely to occur as the Fed comes to the end of its hiking cycle.

We are cautious of additional imbalances lurking that could disrupt markets. Therefore, the Portfolio remains relatively defensive while we wait for more attractive entry points to increase exposures in the Portfolio.

Geographic Diversification
as of December 31, 2022
(as a percentage of net assets)

United States(1)	74.1%
China	8.7%
Malaysia	1.4%
Spain	1.4%
Mexico	0.9%
Canada	0.9%
Brazil	0.7%
France	0.7%
United Kingdom	0.6%
Thailand	0.4%
Countries between 0.0%-0.4%^	2.2%
Assets in Excess of Other Liabilities*,**	8.0%
Net Assets	100.0%

*  Includes short-term investments.

**  Includes purchased options.

^  Includes 10 countries, which each represents 0.0%-0.4% of net assets.

(1)  Includes 9.5% total investment in Voya Emerging Markets Hard Currency Debt Fund, Voya High Yield Bond Fund and Voya VACS Series EMCD Fund.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

Voya High Yield Bond Fund — Class P	3.9%
China Government Bond, 3.250%, 11/22/28	3.7%
Voya VACS Series EMCD Fund	3.0%
Voya Emerging Markets Hard Currency Debt Fund — Class P	2.6%
Uniform Mortgage-Backed Securities, 2.000%, 01/15/53	2.5%
Uniform Mortgage-Backed Securities, 3.500%, 01/15/53	2.2%
Uniform Mortgage-Backed Securities, 2.500%, 01/15/53	2.1%
Ginnie Mae, 3.000%, 01/15/53	2.1%
Uniform Mortgage-Backed Securities, 4.000%, 01/15/53	2.0%
China Government Bond, 2.850%, 06/04/27	1.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VOYA GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.75%	-2.61%	-0.85%
Class I	-18.35%	-2.13%	-0.35%
Class S	-18.49%	-2.37%	-0.60%
Blooomberg Global Aggregate Index	-16.25%	-1.66%	-0.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya International High Dividend Low Volatility Portfolio (the "Portfolio") seeks maximum total return. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC ("VIM") — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class I shares provided a total return of -8.90% compared to the MSCI EAFE® Value Index (the "Index" or "MSCI EAFE® Value"), which returned -5.58% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio underperformed the Index. In terms of the Portfolio's performance, the portfolio's lower beta and higher dividend positioning contributed while the core model detracted. The portfolio's active industry exposures and active stock betas detracted as well.

On the regional level, stock selection within Japan was additive. By contrast, stock selection within the European region had the largest negative impact on performance.

On the sector level, stock selection was strongest in the communication services sector and the underweight and stock selection in consumer discretionary had a positive impact on performance. Conversely, the largest detractor from performance came from stock selection in the materials sector followed by selection in industrials and energy. At the individual stock level, not owning benchmark stock in Toyota Motor Corp. and overweight positions in Rio Tinto Ltd. and BAE Systems plc were among the key contributors for the period. The key detractors for the period included the underweight positions in Shell plc, TotalEnergies SE and BHP Group Ltd.

Current Strategy and Outlook: This is an actively managed international quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The Portfolio is then optimized to achieve its dividend, alpha and volatility objectives.

Geographic Diversification
as of December 31, 2022
(as a percentage of net assets)

Japan	23.7%
United Kingdom	15.6%
Switzerland	9.1%
Australia	8.9%
Germany	7.1%
France	6.6%
Spain	5.0%
Hong Kong	4.5%
Netherlands	3.9%
Italy	3.9%
Countries between 0.2%-2.4%^	10.2%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

*  Includes short-term investments and exchange-traded funds.

^  Includes 10 countries, which each represents 0.2%-2.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022
(as a percentage of net assets)

Novartis AG	3.2%
HSBC Holdings PLC	2.3%
BP PLC	2.0%
Sanofi	1.8%
British American Tobacco PLC	1.7%
Mitsubishi UFJ Financial Group, Inc.	1.7%
Allianz SE	1.7%
Zurich Insurance Group AG	1.6%
Rio Tinto Ltd.	1.5%
Sumitomo Mitsui Financial Group, Inc.	1.5%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-9.34%	-0.35%	2.63%
Class I	-8.90%	0.13%	3.14%
Class S	-9.07%	-0.11%	2.89%
Class S2	-9.30%	-0.27%	2.73%
MSCI EAFE® Value	-5.58%	0.17%	3.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International High Dividend Low Volatility Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser. The Portfolio's performance information for these periods reflects returns achieved by different sub-advisers.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Jeff John, CFA, Vice President and Ryan Cope, CFA (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Co-Chief Investment Officer — Global Value Equity and Senior Vice President, CFA, Senior Vice President and Co-Chief Investment Officer — Global Value Equity and Senior Vice President, Michael Liss, CFA, CPA and Vice President, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of -5.60% compared to the Russell 2500TM Value Index and the S&P SmallCap 600® Value Index, which returned -13.08% and -11.04%, respectively, for the same period.

Portfolio Specifics: Broad U.S. equity markets fell on concerns that persistently high inflation and rising interest rates may derail the economic expansion and weaken corporate profits. Market declines were broad based. Mid-cap stocks outperformed large- and small-cap stocks, however, as measured by the Russell indices. Value stocks outperformed growth.

The Mid Cap Value sleeve outperformed its benchmark, the Russell 2500TM Value Index, for the year. Stock selection in the health care sector lifted relative performance, aided by investments in the health care providers and services industry. Additionally, security selection in the IT services industry boosted results in the information technology sector. Not owning several benchmark names in the semiconductors and semiconductor equipment industry also contributed to relative performance. On a negative note, stock selection and an underweight in the energy sector hindered relative performance. The Portfolio did not own a number of oil and gas exploration stocks that were strong contributors to the benchmark index.

The Small Cap Value sleeve outperformed its benchmark, the Russell 2500TM Value Index. An underweight and stock selection in the health care sector lifted relative performance. In particular, the Portfolio benefited from its lack of exposure to biotechnology stocks that were notable detractors from the benchmark index. Stock selection in industrials also contributed, assisted by investments in the building products and construction and engineering industries. By contrast, an underweight and stock selection in the energy sector detracted from relative performance as the portfolio did not own several oil and gas-related holdings that were strong contributors to benchmark performance.

The blended portfolio had negative performance but outperformed its benchmark, the Russell 2500TM Value Index. Stock selection lifted relative performance, especially in the health care, financials and industrials sectors. Among individual holdings, Conagra Brands was a prominent contributor. This packaged-food company benefited from its strong competitive positioning, which enabled it to raise prices to offset higher costs. We continue to own Conagra, as we like its dividend yield and defensive nature. Zimmer Biomet Holdings, another contributor, is a medical device company that has historically exhibited high returns on capital and holds leading market shares in orthopedics. It outperformed on continued strong orthopedics volume trends.

On a negative note, an underweight and stock selection in energy detracted from the blended portfolio's relative performance. Stock selection in materials also dampened relative performance, as the portfolio lacked exposure to a number of metal and mining stocks that were strong performers for the index. Among individual holdings, Avaya Holdings was a detractor, as the provider of telephone service software reported disappointing quarterly performance. In addition to missing earnings, the company lowered guidance due to lost business in Russia and Ukraine and headwinds in the transition to a subscription model. We exited the position. T. Rowe Price Group was another individual detractor. Shares of this asset management firm declined on lower equity markets and reduced assets under management. We continue to hold the stock given our confidence in the management team and business model.

Current Strategy and Outlook: We continue to build the Portfolio bottom-up through our fundamental research, seeking higher quality, midsize companies temporarily selling at a discount to fair value.

Attractive valuations in consumer staples. We hold select companies in the consumer staples sector that we believe are trading at a discount to their intrinsic value. While input costs have risen in this inflationary environment, many consumer staples companies have been able to improve efficiencies and pass along rising costs through pricing without significantly impacting demand. We think these steps may lead to a positive inflection for select companies in 2023.

Opportunities in health care. Our research has led us to several health care stocks that we think offer compelling risk/reward profiles. We consider health care noncyclical because demand is less impacted by the economy's performance. Therefore, in a slowing economy, we think patients seeking elective procedures after the COVID-19 disruption should provide support to medical device companies and service providers that are working through patient backlogs.

Navigating the financials sector. We have identified many companies in the financials sector that meet our investment criteria, particularly in the capital markets, banking and insurance industries. We expect the Fed to maintain higher interest rates as it continues its inflation fight in 2023, which could act as a tailwind for interest rate-sensitive financials that underearned when rates were unusually low. We remain focused on companies that, in our view, offer higher relative returns on assets, stronger capital levels, lower credit risk and management teams focused on returns and building competitive advantages.

Fewer opportunities in consumer discretionary. Our portfolio is underweight in the consumer discretionary because it has been difficult for us to find higher-quality consumer discretionary companies with durable business models.

Higher-quality stocks may offer resilience. As we enter 2023, we continue to face challenging macroeconomic and geopolitical conditions. In the event of a recession, we believe companies with low debt and steady revenues may be better positioned to grow and maintain their competitive edge despite economic headwinds.

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Financials	22.4%
Industrials	15.6%
Health Care	10.8%
Information Technology	8.8%
Consumer Discretionary	8.4%
Real Estate	7.5%
Utilities	6.7%
Consumer Staples	6.3%
Materials	5.1%
Energy	3.7%
Communication Services	2.2%
Exchange-Traded Funds	0.9%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

Zimmer Biomet Holdings, Inc.	2.2%
Northern Trust Corp.	2.0%
Bank of New York Mellon Corp.	1.8%
Edison International	1.5%
Allstate Corp.	1.5%
Spire, Inc.	1.4%
Koninklijke Ahold Delhaize NV	1.3%
Oshkosh Corp.	1.3%
Conagra Brands, Inc.	1.3%
Truist Financial Corp.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invt directly in n index.

PORTFOLIO MANAGERS' REPORT

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-5.85%	6.57%	10.52%
Class I	-5.38%	7.10%	11.07%
Class S	-5.60%	6.85%	10.79%
Class S2	-5.77%	6.67%	10.62%
Russell 2500TM Value Index	-13.08%	4.75%	8.93%
S&P SmallCap 600® Value Index	-11.04%	5.38%	10.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager and Neal Rosenberg, Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of -23.69% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned -26.36% and -26.21%, respectively, for the same period.

Portfolio Specifics: 2022 was the worst year for the U.S. equity market since the global financial crisis of 2008. After most major indexes reached consecutive record highs in 2021, few predicted the stock market selloff in 2022. But then a sudden and sustained surge in inflation spurred the Federal Reserve to embark on the most aggressive rate-hike path in decades, sending stocks tumbling through much of the year. The Russell 2000® Growth Index declined 26.36%.

Shares of Iridium Communications Inc., a leading mobile voice and data communications services vendor offering global coverage via satellite, increased. After years of investments in its newer constellation, the company reached a capex "holiday," embarking on a robust shareholder return program. In addition, Iridium beat Street expectations against its core market opportunity while generating substantial profits. Lastly, the company expects to launch a new satellite-to-cellular service that can offer material upside to its core market.

Arch Capital Group Ltd. is a specialty insurance company based in Bermuda. Shares increased due to favorable pricing trends in the P&C insurance market. The stock also benefited from inclusion in the S&P 500 index, which prompted buying from passive funds. We retain conviction due to Arch's strong management team and our expectation of strong growth in earnings and book value.

Shares of specialty insurer Kinsale Capital Group, Inc. increased on favorable market conditions, with rising premium rates and more business shifting from the standard lines market to the excess and surplus lines market where Kinsale operates. We continue to own the stock because we believe Kinsale is well managed and has a long runway for growth in an attractive segment of the insurance market.

Choice Hotels International, Inc. is a global hotel franchisor. Shares declined due to investor concerns about the negative impact of a possible recession. We remain shareholders. Choice generated strong results during the year due to growth in revenue per available room in more accretive segments enhanced by its recent Radisson acquisition, work arrangement flexibility, and the return of business travel. Choice's strong balance sheet positions it to withstand a slowdown should one occur.

Global ski resort company Vail Resorts, Inc. detracted due to investor concerns that a potential recession would negatively impact season pass sales and earnings. We retain conviction. Season pass sales increased at a mid-single-digit rate. The company used its cash flow to invest in improving its resorts and ensure that its locations were fully staffed and able to provide high-level service. Its strong balance sheet should carry Vail through a slowdown should one occur.

Shares of MSCI, Inc., a leading provider of investment decision support tools, detracted from performance. The company put up solid earnings results throughout the year but does have meaningful exposure to global equity market performance. There was no material negative company-specific news that hurt the stock. Instead, MSCI largely got caught up in the broader market volatility. We retain long-term conviction as MSCI owns strong, "all weather" franchises and remains well positioned to benefit from numerous secular tailwinds in the investment community.

Relative Performance: The Portfolio outperformed the Russell 2000® Growth Index in 2022 as favorable stock selection and tailwinds from style biases offset negative impacts from differences in sector weights.

Investments in Financials, Communication Services, Information Technology (IT), and Real Estate accounted for most of the relative gains. Stock selection in Financials drove much of the outperformance, as specialty insurers Arch Capital Group Ltd. and Kinsale Capital Group, Inc. performed well after reporting above-consensus financial results as market conditions and pricing trends remained favorable. Financial data providers FactSet Research Systems, Inc. and MSCI, Inc. outperformed on solid quarterly results and strong underlying business trends. Strength in Communication Services came from Iridium Communications Inc., the top contributor on an absolute basis. Performance in IT and Real Estate was bolstered by syndicated research provider Gartner, Inc. and Gaming and Leisure Properties, Inc., respectively. Gartner's stock outperformed on financial results that consistently exceeded Street estimates. Gaming and Leisure outperformed as investors viewed the stock as a safe haven in an uncertain macro environment.

Investments in Health Care and Industrials together with lack of exposure to the better performing Energy and Consumer Staples sectors weighed the most on relative results. Adverse stock selection in Health Care came from pharmaceutical packaging manufacturer West Pharmaceutical Services, Inc. and veterinary diagnostics leader IDEXX Laboratories, Inc. These companies were among the largest detractors as multiple compression has been particularly acute for pandemic "winners" given challenging growth comparisons and normalizing trends. Within Industrials, lower exposure to this better performing sector and the underperformance of composite decking manufacturer Trex Company, Inc. hampered performance. Trex's share price weakness stemmed primarily from valuation multiple compression, as investors became concerned that demand for the company's products would slow following two years of elevated growth.

Current Strategy and Outlook: As long-term investors in what we view as high-quality growth stocks, we are always actively looking for companies with open-ended growth opportunities, competitive advantages, and what we believe to be excellent management, at attractive valuations. We continue to position the portfolio to benefit from what we believe to be strong, long-term growth opportunities.

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Financials	35.0%
Consumer Discretionary	20.8%
Information Technology	13.5%
Health Care	11.1%
Industrials	7.0%
Real Estate	6.6%
Communication Services	5.6%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022
(as a percentage of net assets)

MSCI, Inc. — Class A	10.4%
Gartner, Inc.	7.6%
Vail Resorts, Inc.	7.5%
Choice Hotels International, Inc.	6.8%
Factset Research Systems, Inc.	6.5%
Iridium Communications, Inc.	5.6%
CoStar Group, Inc.	5.6%
Arch Capital Group Ltd.	5.3%
Kinsale Capital Group, Inc.	3.9%
Gaming and Leisure Properties, Inc.	3.8%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® BARON GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-23.90%	10.45%	11.67%
Class I	-23.50%	11.00%	12.23%
Class R6(1)	-23.50%	11.01%	12.23%
Class S	-23.69%	10.72%	11.95%
Class S2	-23.79%	10.56%	11.78%
Russell 2000® Growth Index	-26.36%	3.51%	9.20%
Russell 2500TM Growth Index	-26.21%	5.97%	10.62%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Contrarian Core Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Senior Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of -18.64% compared to the Russell 1000® Index, which returned -19.13% for the same period.

Portfolio Specifics: For calendar year 2022, the Portfolio outperformed its benchmark, the Russell 1000® Index, which returned -19.13% for the year. The relative outperformance was driven primarily by strong stock selection, most notably within heath care, followed by consumer staples, information technology and communication services. Allocation also contributed positively to relative performance, mainly due to the portfolio's largest underweight, which was to consumer discretionary and, secondarily, to the portfolio's small cash weight, which provided a boost in a challenging environment for equities. Being overweight energy also helped relative returns, as it was by far the benchmark's best performing sector with a return of over +64% for the year. The largest detractor in terms of allocation was the overweight to communication services, which was the worst performing sector with a return of approximately -40%.

2022 was an extremely volatile and challenging year with US equities (as measured by major indices such as the S&P 500 Index and the Russell 1000 Index) posting their worst annual performance since the global financial crisis in 2008. This was especially jolting on the heels of a long bull market, culminating in a surprisingly strong year in 2020 after global markets sold off in March due to the pandemic and then equities soaring to record highs in 2021. The year of 2022 stands in stark contrast with equity returns being driven largely by expectations around the course of inflation and the actions of the US Federal Reserve, which hiked rates seven times by a combined 4.25% over the year. Despite all of the unease surrounding the war in Ukraine among other geopolitical tensions, higher interest rates and the highest inflation in decades, it was an environment that tends to be conducive to the team's contrarian investment process. The strategy's contrarian approach to investing starts with trying to identify pessimism. Pessimism creates low and out-of-favor stock prices. Over time, we believe this group of stocks offers excellent opportunities for investors and environments such as we experienced in 2022, while painful, typically create good investment opportunities for our approach.

Top individual contributors to performance for the year included Raytheon, Vertex, Eli Lilly and Sysco. Raytheon has executed well with a strong mix in its defense business and Aero segment. Eli Lilly and Vertex led the portfolio's strong stock selection in health care on the strength of promising new therapies and robust product pipelines due to their leading research & development engines. Sysco is coming out of the challenging COVID stay -at-home environment having strengthened its leadership position as the top supplier to restaurants and the food service industry.

On the other side, Amazon declined through most of the year with key disappointments being slowing growth for Amazon Web Services (AWS) and guidance for revenue coming in well below expectations. It ended up being a disappointing year, but the company is still distinguished by its innovative culture, massive customer base and e-commerce tailwinds. Uber was also among top detractors during the volatile year, despite strong profitability offsetting softer bookings. Uber's ride share platform and its Eats (takeout delivery) platform both remain dominant players in global market share. Finally, the timing on Snap being added to the portfolio early in the year made it a detractor as advertising revenue declined severely, the company downgraded its guidance significantly and its share price declined precipitously.

Current Strategy and Outlook: Concerns for financial markets are still being led by inflation and the pace and timing of interest rate hikes by the Fed. Geopolitical concerns, particularly the ongoing Russian invasion of Ukraine and lingering concerns about China, have increased uncertainty for equity investors globally. The long-awaited reopening of China, together with the prospect of the Fed stopping its rate-hiking cycle and getting inflation under control, are giving some hope for a return to normal though.

As of the beginning of 2023, the Portfolio's largest overweight is to communication services, with smaller overweights to information technology, health care, materials and energy. The largest underweight is to consumer discretionary, followed by underweights to real estate and financials. We continue to seek opportunities in the market, focusing on "stalwarts" — companies that can continue to grow earnings in a potentially difficult economic environment.

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Information Technology	26.4%
Health Care	15.6%
Communication Services	11.5%
Financials	10.6%
Industrials	8.2%
Consumer Staples	7.4%
Consumer Discretionary	6.6%
Energy	5.4%
Utilities	2.8%
Materials	2.5%
Real Estate	1.6%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

Microsoft Corp.	6.5%
Apple, Inc.	5.3%
Johnson & Johnson	3.6%
Berkshire Hathaway, Inc. — Class B	3.3%
Amazon.com, Inc.	2.9%
Chevron Corp.	2.7%
Procter & Gamble Co.	2.7%
Eli Lilly & Co.	2.4%
Raytheon Technologies Corp.	2.2%
Wells Fargo & Co.	1.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.85%	7.89%	11.53%
Class I	-18.51%	8.40%	12.09%
Class S	-18.64%	8.20%	11.83%
Russell 1000® Index	-19.13%	9.13%	12.37%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to April 30, 2013, the Portfolio was managed by a different sub-adviser. The Portfolio's performance information for these periods reflects returns achieved by different sub-advisers.

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, Ph.D., CFA, and Jarl Ginsberg, CFA, CAIA, Portfolio Managers, of Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class I shares provided a total return of -13.67% compared to the Russell 2000® Value Index, which returned -14.48% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the Russell 2000® Value Index, which returned -14.48% during the period. Outperformance was driven primarily by strong stock selection within materials, communication services, and healthcare. Security selection within financials and information technology offset some of these relative results. Sector allocation also contributed to outperformance, helped by an underweight to communication services and healthcare (which were the two worst performing sectors in the index).

In general, 2022 was a very challenging year for investors as US equities (as measured by the S&P 500) posted their worst annual performance since the global financial crisis in 2008. In stark contrast to the previous year, which saw equities accelerate to record highs, 2022 saw a downward trajectory. In our opinion, results were driven largely by expectations around the course of inflation and the actions of the US Federal Reserve, which hiked rates seven times by a combined 4.25% over the year. Despite all of the unease surrounding higher rates, inflation, and the impact these may have on economic growth, we stuck to our long-standing investment process of searching for value companies that are exhibiting signs of early improvement and upward inflection. This helped us navigate this market and generate relative outperformance. We have used this same investment process since the strategy's inception, and it has helped us navigate the portfolio through all types of past market environments as well.

Top individual contributors to performance included many of our exploration and production companies in the energy sector, particularly Ovintiv, Antero Resources, and Matador Resources, which all benefitted from the rise in oil prices during the year. Within communication services, our position in television broadcasting and digital media company Nexstar Media was an outperformer. Shares rose as the company continues to execute well and was buoyed by political advertising spending owing to the 2022 election cycle. Underperformers included some of our semiconductor stocks within the technology sector, which were impacted by macroeconomic challenges including supply-chain issues, slowing global demand, and the lockdown in China.

Current Strategy and Outlook: The current market continues to be unpredictable, with high levels of uncertainty and heightened risk. Inflation, supply-chain issues, a hawkish Fed, the continuing war in Ukraine, and China's lockdown have all contributed to volatility and unease, exacerbated by concerns about the health of the U.S. consumer. In light of this uncertain environment, we have been taking a cautious approach and continue to let our time-tested philosophy of searching for value companies exhibiting upward inflection drive our positioning. By nature, this process adapts to changing market conditions as different areas show value and upward inflection through our models. At the end of the year, the portfolio is overweight industrials, materials and consumer staples, while real estate, financials, and health care are the largest underweights.

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Financials	26.3%
Industrials	18.0%
Consumer Discretionary	9.6%
Health Care	7.0%
Materials	6.7%
Real Estate	6.1%
Information Technology	5.5%
Utilities	5.2%
Energy	5.1%
Consumer Staples	4.4%
Exchange-Traded Funds	1.9%
Communication Services	1.6%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

SPDR S&P Biotech ETF	1.9%
New Jersey Resources Corp.	1.5%
Triton International Ltd.	1.5%
Merit Medical Systems, Inc.	1.5%
Ameris Bancorp.	1.4%
O-I Glass, Inc.	1.4%
Portland General Electric Co.	1.4%
Hancock Whitney Corp.	1.3%
Cathay General Bancorp.	1.3%
Bancorp, Inc.	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-14.12%	4.32%	9.03%
Class I	-13.67%	4.85%	9.58%
Class R6(1)	-13.62%	4.88%	9.59%
Class S	-13.91%	4.59%	9.30%
Class S2	-14.06%	4.42%	9.13%
Russell 2000® Value Index	-14.48%	4.13%	8.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® INVESCO COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Co-Lead Portfolio Manager, Devin Armstrong, Co-Lead Portfolio Manager, and James Warwick, each a Portfolio Manager of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of 0.38% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned -7.54% and -18.11%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell 1000® Value Index. On the positive side, stock selection and a material overweight in energy was the largest contributor to the fund's relative return. Energy stocks were buoyed by rising oil prices driven by Russia's invasion of Ukraine and continued supply shortages. All of Comstock's holdings within the sector, including Marathon Oil, Devon Energy and Pioneer Resources, were notable contributors to absolute and relative returns. We believe tailwinds for energy companies remain favorable due to limited supply, with no short-term solution. A material underweight in communication services also enhanced relative return, as the sector was the 2nd worst returning sector for the period. Stock selection within healthcare also boosted relative returns. McKesson Corp. and Elevance Health (formerly Anthem) were the top performers. McKesson's stock outperformed as earnings and revenues handily beat expectations and early in the year, management provided upbeat guidance for the rest of 2022.

On the negative side, weak stock selection within information technology detracted from relative performance. Semi-conductor firms QUALCOMM and NXP Semiconductor underperformed as the semi-conductor industry generally underperformed due to slowing growth and demand, with supply chain issues exacerbating the problems. Having a material underweight to utilities also detracted from relative returns, as the sector was one of the few positive returning sectors for the period.

Current Strategy and Outlook: The Portfolio's notable overweight exposures are in energy, industrials and healthcare. It is also overweight technology stocks, but to a lesser extent. The Portfolio is underweight utilities, real estate, communication services and materials.

We believe the process identifies deeply mispriced securities where there is a major dislocation in the intrinsic value and current value. Then, determining the company's issues and strategy to overcome headwinds, enables us to be patient while the market digests progress. Ongoing market volatility continues to create attractive investment opportunities which we believe enables us to continue to offer a highly differentiated opportunity from the broad market indices and peers.

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Financials	20.4%
Health Care	19.1%
Industrials	13.1%
Energy	11.3%
Information Technology	9.7%
Consumer Staples	7.2%
Consumer Discretionary	6.3%
Communication Services	3.4%
Materials	3.3%
Utilities	1.5%
Real Estate	0.5%
Assets in Excess of Other Liabilities*	4.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

Chevron Corp.	2.9%
Philip Morris International, Inc.	2.7%
Bank of America Corp.	2.6%
American International Group, Inc.	2.5%
Elevance Health, Inc.	2.4%
Wells Fargo & Co.	2.3%
Johnson Controls International plc	2.1%
Cisco Systems, Inc.	2.0%
Caterpillar, Inc.	2.0%
State Street Corp.	1.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	0.12%	7.56%	10.57%
Class I	0.63%	8.10%	11.13%
Class S	0.38%	7.82%	10.84%
Russell 1000® Value Index	-7.54%	6.67%	10.29%
S&P 500® Index	-18.11%	9.42%	12.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Equity and Income Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Brian Jurkash, Co-lead Portfolio Manager, Matthew Titus, Co-lead Portfolio Manager, Sergio Marcheli and Chuck Burge, Portfolio Managers of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of -7.83% compared to the Russell 1000® Value Index, Bloomberg U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Bloomberg U.S. Government/Credit Index, which returned -7.54%, -13.58% and -9.70%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2022, the Portfolio outperformed the Russell 1000® Value Index before fees and expenses.

Within the Portfolio's equity allocation, stock selection in health care was the largest contributor to relative performance, and Merck, McKesson and Cigna were strong individual contributors. Merck benefitted from strong sales of its oral antiviral Covid treatment. McKesson recently divested its underperforming pharmacy business in Europe that was a drag on growth and margins. Cigna's customer retention exceeded estimates, and the company affirmed its earnings outlook for the year.

Selection in industrials also contributed to the Portfolio's relative return, due largely to Raytheon Technologies and Quanta Services. Aerospace and defense company Raytheon performed well, particularly due to an increase in defense spending following the Russian invasion of Ukraine. Quanta benefitted from an increase in renewable energy infrastructure spending and the recently passed Inflation Reduction Act.

An underweight in real estate also contributed to relative outperformance for the period.

Stock selection in consumer discretionary was the largest detractor from relative performance, due primarily to General Motors (GM) and Amazon. GM has faced ongoing supply-chain related issues that have hurt results. Amazon reported weaker than expected revenues and lowered its outlook due to macroeconomic headwinds and inflationary pressures.

The Portfolio's underweight in consumer staples also detracted from relative performance. The Portfolio lacked exposure to some of the stronger performers in the sector, as the team believes these companies do not fit the Portfolio's investment criteria.

The Portfolio's overweight and stock selection in information technology was also detracted from relative performance, due in part to Cognizant Technology Solutions and Intel. Higher labor costs and staffing issues weighed on Cognizant's stock. Intel reported earnings that came in far below expectations. The chipmaker also reduced guidance for the remainder of the year amid worsening macro conditions and weak PC demand.

The Portfolio's cash position, while approximately 3% on average, contributed to relative performance in the difficult market environment. The Portfolio's holdings in investment grade bonds and convertible securities underperformed the Russell 1000® Value Index and were significant detractors from relative performance during the year.

The Portfolio held currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. These derivatives were not for speculative purposes or leverage, and these positions had a positive impact on the Portfolio's relative performance for the year.

Current Strategy and Outlook: During the year, the team increased the number of holdings in the health care, energy and IT sectors and reduced holdings in industrials, materials and utilities. At year end, the Fund's largest overweight exposures were in IT and health care, while the largest underweights were in utilities and consumer staples.

We believe market volatility will continue as the Fed's rate increases gradually work through the economy and recession risks rise. Regardless of the market environment, we seek to invest in companies with attractive valuations and strong fundamentals, qualities that we believe will ultimately be reflected in those companies' stock prices.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

United States Treasury Note, 4.000%, 12/15/25	2.9%
United States Treasury Note, 3.875%, 11/30/27	2.7%
Wells Fargo & Co.	2.4%
ConocoPhillips	2.4%
United States Treasury Note, 3.875%, 11/30/29	2.1%
American International Group, Inc.	1.8%
Bank of America Corp.	1.8%
Merck & Co., Inc.	1.7%
Exxon Mobil Corp.	1.6%
General Motors Co.	1.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Financials	19.3%
Health Care	12.4%
U.S. Treasury Notes	9.4%
Energy	9.4%
Industrials	8.5%
Information Technology	7.2%
Consumer Discretionary	5.1%
Consumer, Non-cyclical	4.1%
Communication Services	4.0%
Communications	3.9%
Technology	3.3%
Consumer Staples	3.1%
Utilities	1.6%
Real Estate	1.5%
Materials	1.2%
Consumer, Cyclical	1.1%
U.S. Treasury Bonds	1.1%
Federal National Mortgage Association	0.1%
Basic Materials	0.1%
Municipal Bonds	0.0%
Assets in Excess of Other Liabilities*	3.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-8.07%	5.07%	7.85%
Class I	-7.60%	5.60%	8.39%
Class S	-7.83%	5.33%	8.12%
Class S2	-7.95%	5.20%	7.98%
Russell 1000® Value Index	-7.54%	6.67%	10.29%
Bloomberg U.S. Government/Credit Index	-13.58%	0.21%	1.16%
60% Russell 1000® Value Index/40% Bloomberg U.S. Government/Credit Index	-9.70%	4.47%	6.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® INVESCO GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by John Delano, CFA. Vice President and Portfolio Manager of Invesco Advisers, Inc. ("Invesco") — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of -32.10% compared to the MSCI All Country World IndexSM (the "Index"), which returned -18.36% for the same period.

Portfolio Specifics: The five largest absolute contributors in 2022 were Novo Nordisk A/S, ICICI Bank Limited, Brunello Cuccinelli S.p.A., Airbus SE, and Analog Devices Inc.

Novo Nordisk A/S Class B has a big new drug on the market, Wegovy, indicated for weight loss. Broader indications for cardiac benefits in obese patients, await additional trial data. Obesity and diabetes are indications growing rapidly across the world and Novo is the leading company in the field. ICICI Bank Limited is the second largest private sector bank in India. It is benefiting from an Indian economy that remained relatively strong in the face of a weakening global economy. Brunello Cuccinelli S.p.A the Italian luxury house, has continued to produce strong results in the face of an economic environment that has otherwise been showing signs of softening. Airbus SE, the duopoly plane maker along with Boeing, has struggled with supply chain woes impacting deliveries of the 700 new aircraft targeted for 2022, which would represent 34% growth year over year. Order intake remains strong, however. High energy costs make modern fuel-efficient planes an appealing option. Analog Devices Inc is a maker of analog semis, as its name would suggest. Analog semis are used to convert measures such as temperature, pressure, or sound into digital signals. As the world becomes more digital ( 0 or1) it gets more analog too. It is a beneficiary of the internet of things as machines collect more and more data.

Developed markets averaged 88.88% of the Portfolio during 2022, which is slightly more than that of the Index. Emerging markets, therefore, reflect a very slight underweight, though neither is driven by any top down allocation effort. Developed markets comprised all of the full year performance deficit across the Portfolio in 2022.

The United States and Japan were the largest sources of underperformance in 2022 with the US, primarily due to its underweight allocation, being the largest by a sizable margin. In neither case was there a top down allocation decision to be invested on not invested there, or anywhere else. The holdings and decisions regarding them were and are made on a company by company basis.

Current Strategy and Outlook: Our thematic, long-term, investment style leads us towards what we believe are quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Also, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can go on for decades. This is why we believe and behave with a long-term focus.

Geographic Diversification
as of December 31, 2022
(as a percentage of net assets)

United States	52.0%
France	9.4%
Japan	6.4%
China	6.3%
Netherlands	6.0%
India	5.5%
Sweden	4.2%
Denmark	4.0%
Germany	2.1%
Switzerland	0.8%
Countries between 0.2%-0.8%^	2.1%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 5 countries, which each represents 0.2%-0.8% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022
(as a percentage of net assets)

Alphabet, Inc. — Class A	9.7%
LVMH Moet Hennessy Louis Vuitton SE	5.9%
Analog Devices, Inc.	5.3%
S&P Global, Inc.	5.1%
Airbus SE	4.9%
Intuit, Inc.	4.8%
JD.com, Inc. ADR	4.8%
Novo Nordisk A/S	4.0%
DLF Ltd.	3.5%
Meta Platforms, Inc.	3.2%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-32.28%	2.29%	7.30%
Class I	-31.93%	2.80%	7.84%
Class S	-32.10%	2.55%	7.58%
Class S2	-32.21%	2.39%	7.41%
MSCI All Country World IndexSM	-18.36%	5.23%	7.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Global Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon and Lawrence Playford, CFA, Managing Directors and Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of -8.62% compared to the Russell Midcap® Value Index (the "Index" or "Russell Midcap® Value"), which returned -12.03% for the same period.

Portfolio Specifics: 2022 was a rollercoaster ride for investors. For US equities markets, despite some ups along the way, it marked the worst year since the Global Financial Crisis. While there were little places to hide, value & defensive stocks were in favor, protecting more on the downside vs. other areas. Given this tumultuous backdrop, Mid Cap Value significantly outperformed its benchmark by ~3.8% with positive stock selection in 9/11 sectors. Strong stock selection in technology and financials contributed to outperformance, while communications services and energy served as detractors.

Technology has been at the forefront of the market sell-off, and in our opinion, we have navigated well through our underweight & strong stock selection. As a function of not owning some of the more cyclical or growth-oriented stocks, our names are down -9% vs. the broader benchmark down -28%. Companies like Motorola (MSI) have protected on the downside by continuing to beat on quarterly earnings & even raising its outlook. Revenue growth has accelerated, and operating margins have remained more resilient vs. forecasts. While we've taken some profits on its relative strength, we still expect MSI's talented management team to continue to deliver value through a mixture of prudent M&A activity and returning capital to shareholders.

Stock selection within communication services has been disappointing, with Liberty Broadband (LRBDK) acting as a top detractor. Charter, LBRDK's principal holding, continues to stumble with declining residential broadband subscribers. While fixed wireless competition looms over the stock multiple, we feel optimistic in LBRDK's management team's ability to navigate, as evidenced by their active share buy backs during bouts of volatility. We believe LBRDK's valuation remains inexpensive, and the business has evolved from high growth to a steady-eddy cash flow generator, which keeps it a strong fit within the Portfolio.

Current Strategy and Outlook: Financials: We feel comfortable with our financials exposure given our diverse portfolio of companies. Asset sensitive banks are still benefitting from higher rates, but also pose risks with deteriorating credit fundamentals, so we are being patient to add. We feel compensated for the banks we own that have proven management teams during difficult environments (M&T Bank).

Consumer: We have taken some profits in quality winners that are known and loved by the market (AutoZone) and have position-sized retailers where balance sheets are no longer pristine (Kohl's). We are looking for opportunities to add to discretionary companies that will benefit from an economic rebound.

Energy: We remain underweight given worries around demand after such a strong run. We shifted the complexion of our holdings by taking profits in top performers (Diamondback Energy) and adding to more stable companies with less oil sensitivity and higher natural gas exposure (Williams Companies).

Technology: The overall space remains challenged, and we see further downside risk in more traditional technology companies. We have altered our exposure under the hood, recycling proceeds from winners (Motorola) into companies benefiting from idiosyncratic opportunities with strong balance sheets trading at a relative discount (Teledyne Technologies).

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Financials	23.5%
Industrials	12.7%
Real Estate	10.7%
Consumer Discretionary	10.4%
Utilities	8.7%
Health Care	8.4%
Information Technology	7.4%
Materials	5.7%
Consumer Staples	4.4%
Communication Services	3.6%
Energy	2.6%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

Xcel Energy, Inc.	1.9%
Ameriprise Financial, Inc.	1.9%
Laboratory Corp. of America Holdings	1.9%
M&T Bank Corp.	1.8%
Huntington Bancshares, Inc.	1.8%
AmerisourceBergen Corp.	1.8%
WEC Energy Group, Inc.	1.7%
CMS Energy Corp.	1.7%
Loews Corp.	1.7%
Entergy Corp.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-8.84%	5.37%	9.39%
Class I	-8.39%	5.89%	9.94%
Class S	-8.62%	5.63%	9.66%
Class S2	-8.82%	5.46%	9.49%
Russell Midcap® Value	-12.03%	5.72%	10.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Vice President, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class S shares provided a total return of -24.47% compared to the S&P MidCap 400® Index and the Russell Midcap® Growth Index, which returned -13.06% and -26.72%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period. Broadly speaking, stock selection drove relative outperformance.

The consumer discretionary sector contributed to relative results, driven by stock selection. O'Reilly Automotive sells automotive replacement parts, equipment, and accessories to do-it-yourself and commercial customers. The company has enjoyed strong demand for parts in supply-constrained new and used car markets and benefited from the ability to pass along higher costs to customers.

Security selection in the health care sector aided relative performance. McKesson is the largest North American distributor of drugs — including coronavirus vaccines — and ambulatory medical-surgical supplies. Shares were buoyed by better-than-expected earnings results and improving earnings guidance during the period.

Stock choices in the industrials and business services sector also had a positive impact on relative results, driven by Valmont Industries. Valmont Industries engages in the design and manufacturing of fabricated metal products. Shares traded higher on earnings results reflecting solid revenue and operating margin improvement.

Conversely, the Portfolio's relative underweight allocation to the utilities sector was a notable detractor from relative performance, as the sector outperformed the broader market during the period. Poor stock choices also led to relative underperformance in this sector.

The Portfolio's overweight to the information technology sector, coupled with stock selection, also hindered relative returns during the period.

Current Strategy and Outlook: Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia's invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The Federal Reserve's (Fed's) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Information Technology	28.5%
Industrials	16.4%
Health Care	15.7%
Consumer Discretionary	15.0%
Financials	6.9%
Energy	5.1%
Materials	3.5%
Consumer Staples	2.9%
Real Estate	2.8%
Communication Services	2.7%
Utilities	0.3%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022
(as a percentage of net assets)

Enphase Energy, Inc.	1.4%
Autozone, Inc.	1.4%
Hilton Worldwide Holdings, Inc.	1.4%
Synopsys, Inc.	1.3%
DexCom, Inc.	1.3%
Cadence Design Systems, Inc.	1.3%
McKesson Corp.	1.3%
Agilent Technologies, Inc.	1.2%
Amphenol Corp.	1.2%
Chipotle Mexican Grill, Inc.	1.2%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-24.63%	8.04%	11.49%
Class I	-24.34%	8.55%	12.04%
Class R6(1)	-24.31%	8.58%	12.06%
Class S	-24.47%	8.30%	11.77%
Class S2	-24.60%	8.13%	11.59%
S&P MidCap 400® Index	-13.06%	6.71%	10.78%
Russell Midcap® Growth Index	-26.72%	7.64%	11.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term growth through investments in stocks. The Portfolio is managed by Joseph B. Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio's Class I shares, provided a total return of -40.66% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned -18.11% and -29.14%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the benchmark for the period. Stock selection and sector allocation both drove relative underperformance. Consumer discretionary was a significant relative detractor due to security selection and an overweight allocation. The communication services sector also hindered relative results, owing to stock choices and an overweight allocation. The information technology sector further weighed on returns due to stock choices and an overweight exposure. Conversely, a lack of exposure to the real estate sector aided relative performance.

The consumer discretionary sector detracted the most during the period. Shares of Amazon traded lower in response to deceleration within both e-commerce and Amazon Web Services as consumer confidence and enterprise cloud spend soften due to macro concerns. The company also disappointed in terms of cost control efforts that fell short of targets, with its bloated logistics footprint continuing to weigh on profitability.

Real estate was the only sector that aided relative performance due to a lack of exposure. We remain underweight to real estate, given the lack of attractive opportunities with long-term growth prospects.

Current Strategy and Outlook: Heading into 2023, capital markets appear to have priced in a significant global economic slowdown. The key question is whether this deceleration will end in a "soft landing" — with slower but still positive growth — or in a full-fledged recession that drags down earnings. Much depends on the U.S. Federal Reserve and the world's other major central banks as they continue efforts to bring inflation under control by hiking interest rates and draining liquidity from the markets. Nevertheless, we expect geopolitical risks will remain potential triggers for downside volatility in 2023. Structural factors, such as bank capital requirements that constrain market liquidity, could magnify price movements, both up and down. While there are good reasons for caution in 2023, excessive pessimism and volatility can create value for agile investors. In difficult markets, we believe security selection will be critical.

Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Information Technology	48.1%
Consumer Discretionary	17.9%
Health Care	14.1%
Communication Services	10.6%
Industrials	3.7%
Consumer Staples	0.6%
Financials	0.4%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

Microsoft Corp.	12.9%
Apple, Inc.	9.3%
Amazon.com, Inc.	5.8%
Alphabet, Inc. — Class A	4.1%
UnitedHealth Group, Inc.	4.0%
Visa, Inc. — Class A	3.2%
Mastercard, Inc. — Class A	3.0%
ASML Holding NV — NY Reg	2.6%
Nvidia Corp.	2.5%
Intuit, Inc.	2.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-40.93%	4.23%	10.56%
Class I	-40.66%	4.75%	11.11%
Class S	-40.81%	4.49%	10.83%
Class S2	-40.88%	4.34%	10.67%
S&P 500® Index	-18.11%	9.42%	12.56%
Russell 1000® Growth Index	-29.14%	10.96%	14.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
Voya Global Bond Portfolio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Class ADV	$1,000.00	$976.00	1.17%	$5.83	$1,000.00	$1,019.31	1.17%	$5.96
Class I	1,000.00	979.10	0.67	3.34	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	977.80	0.92	4.59	1,000.00	1,020.57	0.92	4.69
Voya International High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,031.70	1.22%	$6.25	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,033.80	0.72	3.69	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	1,032.90	0.97	4.97	1,000.00	1,020.32	0.97	4.94
Class S2	1,000.00	1,032.30	1.12	5.74	1,000.00	1,019.56	1.12	5.70
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,055.10	1.35%	$6.99	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,057.00	0.85	4.41	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,056.00	1.10	5.70	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,055.10	1.25	6.47	1,000.00	1,018.90	1.25	6.36

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® Baron Growth Portfolio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Class ADV	$1,000.00	$1,085.50	1.49%	$7.83	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,088.40	0.99	5.21	1,000.00	1,020.21	0.99	5.04
Class R6	1,000.00	1,087.90	0.98	5.16	1,000.00	1,020.27	0.98	4.99
Class S	1,000.00	1,086.80	1.24	6.52	1,000.00	1,018.95	1.24	6.31
Class S2	1,000.00	1,086.10	1.39	7.31	1,000.00	1,018.20	1.39	7.07
VY® Columbia Contrarian Core Portfolio
Class ADV	$1,000.00	$1,000.00	1.22%	$6.15	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,001.40	0.72	3.63	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	1,000.90	0.97	4.89	1,000.00	1,020.32	0.97	4.94
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$1,045.50	1.42%	$7.32	$1,000.00	$1,018.05	1.42%	$7.22
Class I	1,000.00	1,048.20	0.92	4.75	1,000.00	1,020.57	0.92	4.69
Class R6	1,000.00	1,048.60	0.86	4.44	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,047.00	1.17	6.04	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	1,045.40	1.32	6.81	1,000.00	1,018.55	1.32	6.72
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,087.40	1.20%	$6.31	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,089.90	0.70	3.69	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	1,088.70	0.95	5.00	1,000.00	1,020.42	0.95	4.84
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,049.20	1.14%	$5.89	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	1,051.80	0.64	3.31	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,050.50	0.89	4.60	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,049.90	1.02	5.27	1,000.00	1,020.06	1.02	5.19
VY® Invesco Global Portfolio
Class ADV	$1,000.00	$996.20	1.30%	$6.54	$1,000.00	$1,018.65	1.30%	$6.61
Class I	1,000.00	999.00	0.80	4.03	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	997.70	1.05	5.29	1,000.00	1,019.91	1.05	5.35
Class S2	1,000.00	996.80	1.20	6.04	1,000.00	1,019.16	1.20	6.11
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,055.30	1.38%	$7.15	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,057.80	0.88	4.56	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,056.90	1.13	5.86	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,055.50	1.28	6.63	1,000.00	1,018.75	1.28	6.51

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Class ADV	$1,000.00	$1,063.40	1.28%	$6.66	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,064.80	0.78	4.06	1,000.00	1,021.27	0.78	3.97
Class R6	1,000.00	1,065.70	0.75	3.91	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,065.30	1.03	5.36	1,000.00	1,020.01	1.03	5.24
Class S2	1,000.00	1,063.70	1.18	6.14	1,000.00	1,019.26	1.18	6.01
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$944.60	1.23%	$6.03	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	946.60	0.73	3.58	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	945.50	0.98	4.81	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	945.20	1.13	5.54	1,000.00	1,019.51	1.13	5.75

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio and the Board of Directors of Voya Partners, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio (collectively referred to as the "Portfolios") (twelve of the portfolios constituting Voya Partners, Inc. (the "Company")), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (twelve of the portfolios constituting Voya Partners, Inc.) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$98,751,713	$334,272,448	$349,407,054	$464,872,591
Investments in affiliates at fair value**	11,322,819	—	—	—
Short-term investments at fair value†	23,309,914	7,250,283	6,912,092	1,748,846
Cash	720,625	—	—	—
Cash collateral for futures contracts	1,550,000	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	985,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	1,800,000	—	—	—
Foreign currencies at value‡	1,545,324	323,571	54,274	—
Receivables:
Investment securities and currencies sold	214,696	142,724	1,268,624	—
Fund shares sold	127,194	2,903	104,188	65,412
Dividends	21,106	542,280	716,436	541,407
Interest	871,177	485	—	88,480
Foreign tax reclaims	4,588	1,541,821	17,910	—
Unrealized appreciation on forward foreign currency contracts	1,154,564	—	17,832	—
Unrealized appreciation on forward premium swaptions	9,841	—	—	—
Unrealized appreciation on OTC swap agreements	4,189	—	—	—
Prepaid expenses	680	1,765	1,758	2,481
Reimbursement due from Investment Adviser	15,197	—	170,864	47,050
Other assets	9,772	33,165	10,520	25,966
Total assets	142,418,399	344,111,445	358,681,552	467,392,233
LIABILITIES:
Payable for investment securities and currencies purchased	2,321,521	142,960	651,851	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	15,824,592	—	—	—
Payable for fund shares redeemed	414	520,153	480,050	247,211
Payable upon receipt of securities loaned	1,684,277	7,250,283	1,611,775	—
Unrealized depreciation on forward foreign currency contracts	279,312	—	107,967	—
Unrealized depreciation on forward premium swaptions	94,400	—	—	—
Variation margin payable on centrally cleared swaps	1,789	—	—	—
Variation margin payable on futures contracts	569,736	—	—	—
Cash received as collateral for OTC derivatives (Note 2)	480,000	—	—	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	6,872	—	—	—
Payable for investment management fees	61,283	171,656	281,227	388,204
Payable for distribution and shareholder service fees	10,915	53,983	62,399	89,096
Payable to custodian due to bank overdraft	—	5,015	—	—
Payable for directors fees	331	887	925	1,236
Payable to directors under the deferred compensation plan (Note 6)	9,772	33,165	10,520	25,966
Other accrued expenses and liabilities	50,939	105,783	47,601	73,217
Written options, at fair value^	1,446,855	—	—	—
Total liabilities	22,843,008	8,283,885	3,254,315	824,930
NET ASSETS	$119,575,391	$335,827,560	$355,427,237	$466,567,303
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$149,728,060	$334,263,996	$317,854,098	$80,181,372
Total distributable earnings (loss)	(30,152,669)	1,563,564	37,573,139	386,385,931
NET ASSETS	$119,575,391	$335,827,560	$355,427,237	$466,567,303
+ Including securities loaned at value	$1,637,285	$6,878,826	$1,546,608	$—
* Cost of investments in securities	$108,681,781	$325,493,133	$352,441,733	$104,667,320
** Cost of investments in affiliates	$13,692,757	$—	$—	$—
† Cost of short-term investments	$23,312,254	$7,250,283	$6,912,092	$1,748,846
‡ Cost of foreign currencies	$1,557,549	$321,745	$54,274	$—
^ Premiums received on written options	$1,519,647	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022 (CONTINUED)

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
Class ADV:
Net assets	$14,350,376	$24,167,224	$98,642,020	$99,639,454
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,784,189	2,701,024	9,114,911	5,229,809
Net asset value and redemption price per share	$8.04	$8.95	$10.82	$19.05
Class I:
Net assets	$83,034,357	$107,059,527	$165,701,729	$122,510,546
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,134,897	11,818,530	13,920,050	5,030,123
Net asset value and redemption price per share	$8.19	$9.06	$11.90	$24.36
Class R6:
Net assets	n/a	n/a	n/a	$38,746,700
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	1,588,629
Net asset value and redemption price per share	n/a	n/a	n/a	$24.39
Class S:
Net assets	$22,190,658	$204,206,561	$89,430,813	$203,579,081
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,711,864	22,699,831	7,676,012	9,340,288
Net asset value and redemption price per share	$8.18	$9.00	$11.65	$21.80
Class S2:
Net assets	n/a	$394,248	$1,652,675	$2,091,522
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	43,416	152,598	106,945
Net asset value and redemption price per share	n/a	$9.08	$10.83	$19.56
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$46,381,250	$151,974,494	$251,030,573	$1,041,198,081
Short-term investments at fair value†	1,188,451	2,987,006	10,851,805	105,340,046
Foreign currencies at value‡	—	—	814	685
Receivables:
Investment securities sold	—	1,195,976	—	808,938
Fund shares sold	36,964	22,433	205,260	2,797
Dividends	57,716	181,303	507,954	1,068,282
Interest	—	—	—	2,030,185
Foreign tax reclaims	29,859	—	13,587	47,343
Unrealized appreciation on forward foreign currency contracts	—	—	22,367	297,283
Prepaid expenses	849	829	1,216	5,720
Reimbursement due from Investment Adviser	19,216	7,362	17,564	72,289
Other assets	10,387	6,982	17,407	61,588
Total assets	47,724,692	156,376,385	262,668,547	1,150,933,237
LIABILITIES:
Payable for investment securities purchased	219,751	—	—	353,300
Payable for fund shares redeemed	279,391	133,700	324,774	678,518
Payable upon receipt of securities loaned	—	—	—	69,650,199
Unrealized depreciation on forward foreign currency contracts	—	—	48,984	45,335
Payable for investment management fees	70,505	112,113	156,345	588,466
Payable for distribution and shareholder service fees	13,976	28,993	32,901	180,572
Payable for directors fees	429	428	680	2,907
Payable to directors under the deferred compensation plan (Note 6)	10,387	6,982	17,407	61,588
Other accrued expenses and liabilities	66,188	25,205	55,985	118,654
Total liabilities	660,627	307,421	637,076	71,679,539
NET ASSETS	$47,064,065	$156,068,964	$262,031,471	$1,079,253,698
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$29,138,948	$123,441,113	$195,965,346	$931,143,874
Total distributable earnings	17,925,117	32,627,851	66,066,125	148,109,824
NET ASSETS	$47,064,065	$156,068,964	$262,031,471	$1,079,253,698
+ Including securities loaned at value	$—	$—	$—	$68,018,540
* Cost of investments in securities	$46,689,114	$130,817,919	$211,707,567	$948,974,403
† Cost of short-term investments	$1,188,451	$2,987,006	$10,851,805	$105,340,046
‡ Cost of foreign currencies	$—	$—	$802	$696

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022 (CONTINUED)

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
Class ADV:
Net assets	$23,018,360	$28,967,931	$33,952,790	$43,411,627
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,620,313	1,897,494	1,637,352	1,084,372
Net asset value and redemption price per share	$14.21	$15.27	$20.74	$40.03
Class I:
Net assets	$5,730,698	$43,764,928	$141,023,046	$423,188,210
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	361,044	2,724,228	6,736,021	10,333,631
Net asset value and redemption price per share	$15.87	$16.07	$20.94	$40.95
Class R6:
Net assets	n/a	$9,532,820	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	592,210	n/a	n/a
Net asset value and redemption price per share	n/a	$16.10	n/a	n/a
Class S:
Net assets	$18,315,007	$72,206,523	$87,055,635	$346,982,224
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,201,886	4,519,892	4,151,440	8,549,553
Net asset value and redemption price per share	$15.24	$15.98	$20.97	$40.58
Class S2:
Net assets	n/a	$1,596,762	n/a	$265,671,637
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	104,355	n/a	6,673,617
Net asset value and redemption price per share	n/a	$15.30	n/a	$39.81

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022

	VY® Invesco Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,043,435,034	$334,773,147	$1,012,378,861	$1,154,720,918
Short-term investments at fair value†	14,814,452	6,784,160	16,742,164	90,077,142
Cash	—	—	509,957	2,955,807
Foreign currencies at value‡	8,165	—	—	256
Receivables:
Investment securities and currencies sold	7,272,234	—	2,417,022	1,062,845
Fund shares sold	30,431	16,801	124,265	1,414,164
Dividends	107,120	744,492	536,271	250,664
Interest	—	—	879	3,829
Foreign tax reclaims	2,282,733	—	2,377	1,714
Prepaid expenses	6,448	1,805	5,628	8,028
Reimbursement due from Investment Adviser	44,631	64,580	57,444	87,214
Other assets	57,966	17,158	34,508	56,417
Total assets	1,068,059,214	342,402,143	1,032,809,376	1,250,638,998
LIABILITIES:
Payable for investment securities and currencies purchased	3,969,463	—	1,872,303	141,692
Payable for fund shares redeemed	567,372	398,413	1,112,650	42,627
Payable upon receipt of securities loaned	4,010,956	419,761	15,220,144	37,898,485
Unrealized depreciation on forward foreign currency contracts	39,288	—	—	—
Payable for investment management fees	645,865	243,569	635,955	728,621
Payable for distribution and shareholder service fees	65,303	67,979	29,833	102,822
Payable for directors fees	3,070	923	2,781	3,779
Payable to directors under the deferred compensation plan (Note 6)	57,966	17,158	34,508	56,417
Payable for foreign capital gains tax	1,822,821	—	—	—
Other accrued expenses and liabilities	238,908	45,197	79,626	310,248
Total liabilities	11,421,012	1,193,000	18,987,800	39,284,691
NET ASSETS	$1,056,638,202	$341,209,143	$1,013,821,576	$1,211,354,307
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$495,348,271	$244,287,466	$926,703,719	$1,125,134,830
Total distributable earnings	561,289,931	96,921,677	87,117,857	86,219,477
NET ASSETS	$1,056,638,202	$341,209,143	$1,013,821,576	$1,211,354,307
+ Including securities loaned at value	$3,928,054	$407,083	$14,840,804	$36,774,900
* Cost of investments in securities	$601,572,756	$267,995,227	$926,117,581	$1,086,572,195
† Cost of short-term investments	$14,814,452	$6,784,160	$16,742,164	$90,077,142
‡ Cost of foreign currencies	$8,163	$—	$—	$251

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022 (CONTINUED)

	VY® Invesco Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV:
Net assets	$93,472,291	$79,578,049	$53,242,340	$210,944,637
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,680,364	5,484,811	7,926,906	4,335,210
Net asset value and redemption price per share	$13.99	$14.51	$6.72	$48.66
Class I:
Net assets	$852,916,052	$107,242,569	$841,673,590	$957,701,157
Shares authorized	250,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	56,119,563	7,048,900	98,292,400	16,272,075
Net asset value and redemption price per share	$15.20	$15.21	$8.56	$58.86
Class R6:
Net assets	n/a	n/a	$89,811,260	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	10,465,665	n/a
Net asset value and redemption price per share	n/a	n/a	$8.58	n/a
Class S:
Net assets	$108,044,555	$153,670,244	$26,887,113	$39,164,675
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,598,696	10,280,119	3,436,031	727,263
Net asset value and redemption price per share	$14.22	$14.95	$7.83	$53.85
Class S2:
Net assets	$2,205,304	$718,281	$2,207,273	$3,543,838
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	162,946	49,591	323,152	70,374
Net asset value and redemption price per share	$13.53	$14.48	$6.83	$50.36

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$43,058	$16,340,079	$8,696,393	$5,056,947
Dividends from affiliated underlying funds	1,301,496	—	—	—
Interest, net of foreign taxes withheld*	3,336,949	4,793	312	38,947
Securities lending income, net	7,187	148,896	31,536	—
Total investment income	4,688,690	16,493,768	8,728,241	5,095,894
EXPENSES:
Investment management fees	793,046	2,128,959	4,011,998	4,694,057
Distribution and shareholder service fees:
Class ADV	79,061	121,632	512,961	532,030
Class S	61,292	548,091	232,735	539,614
Class S2	—	1,545	7,632	8,534
Transfer agent fees:
Class ADV	19,145	17,917	184,316	118,845
Class I	111,204	81,623	310,055	145,243
Class R6	—	—	—	76
Class S	29,684	161,317	167,253	241,010
Class S2	—	284	3,600	2,385
Shareholder reporting expense	19,705	14,050	10,950	19,770
Professional fees	12,052	19,540	21,900	36,750
Custody and accounting expense	67,055	115,620	91,852	59,713
Directors fees	3,304	8,871	9,255	12,353
Miscellaneous expense	11,195	21,028	19,311	27,117
Interest expense	268	1,447	—	4,166
Total expenses	1,207,011	3,241,924	5,583,818	6,441,663
Waived and reimbursed fees	(181,368)	—	(1,699,586)	(458,713)
Net expenses	1,025,643	3,241,924	3,884,232	5,982,950
Net investment income (loss)	3,663,047	13,251,844	4,844,009	(887,056)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,203,279)	(16,313,394)	39,859,980	28,378,027
Sale of affiliated underlying funds	(6,664,079)	—	—	—
Capital gain distributions from affiliated underlying funds	71,093	—	—	—
Forward foreign currency contracts	(8,100,685)	124,914	1,398,988	—
Foreign currency related transactions	250,095	(492,923)	(15,475)	466
Futures	(1,699,375)	—	—	—
Swaps	(2,356,266)	—	—	—
Written options	1,136,072	—	—	—
Net realized gain (loss)	(21,566,424)	(16,681,403)	41,243,493	28,378,493
Net change in unrealized appreciation (depreciation) on:
Investments	(13,223,561)	(33,539,231)	(68,435,415)	(180,051,914)
Affiliated underlying funds	(573,891)	—	—	—
Forward foreign currency contracts	1,092,093	371	116,274	—
Foreign currency related transactions	(24,946)	(93,875)	(920)	—
Futures	(655,702)	—	—	—
Swaps	2,763,131	—	—	—
Written options	(23,058)	—	—	—
Net change in unrealized appreciation (depreciation)	(10,645,934)	(33,632,735)	(68,320,061)	(180,051,914)
Net realized and unrealized loss	(32,212,358)	(50,314,138)	(27,076,568)	(151,673,421)
Decrease in net assets resulting from operations	$(28,549,311)	$(37,062,294)	$(22,232,559)	$(152,560,477)
* Foreign taxes withheld	$3,636	$1,505,015	$91,504	$5,925

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,332,321	$2,537,628	$6,677,108	$17,451,388
Interest	—	—	—	9,390,539
Securities lending income, net	—	—	3,436	285,296
Total investment income	2,332,321	2,537,628	6,680,544	27,127,223
EXPENSES:
Investment management fees	1,541,165	1,451,929	1,903,074	7,442,957
Distribution and shareholder service fees:
Class ADV	131,570	165,196	170,538	228,687
Class S	50,826	201,447	210,239	952,550
Class S2	—	6,599	—	1,139,101
Transfer agent fees:
Class ADV	6,343	33,682	17,942	20,364
Class I	31,196	45,869	80,864	200,748
Class R6	—	39	—	—
Class S	4,877	82,237	44,236	169,337
Class S2	—	1,690	—	126,680
Shareholder reporting expense	2,938	9,347	12,571	44,774
Professional fees	13,610	14,669	12,930	75,665
Custody and accounting expense	28,347	28,105	35,060	177,677
Directors fees	4,281	4,270	6,797	29,070
Miscellaneous expense	12,864	13,375	6,946	56,004
Interest expense	56	—	—	—
Total expenses	1,828,073	2,058,454	2,501,197	10,663,614
Waived and reimbursed fees	(405,655)	(111,748)	(214,363)	(933,698)
Brokerage commission recapture	(8,656)	(25,516)	—	—
Net expenses	1,413,762	1,921,190	2,286,834	9,729,916
Net investment income	918,559	616,438	4,393,710	17,397,307
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,655,851	11,054,043	33,117,733	57,786,713
Forward foreign currency contracts	—	—	293,270	1,707,373
Foreign currency related transactions	—	—	(21,251)	(28,952)
Net realized gain	17,655,851	11,054,043	33,389,752	59,465,134
Net change in unrealized appreciation (depreciation) on:
Investments	(51,787,103)	(38,556,293)	(36,064,096)	(176,979,262)
Forward foreign currency contracts	—	—	20,984	657,252
Foreign currency related transactions	—	—	(2,406)	(14,760)
Net change in unrealized appreciation (depreciation)	(51,787,103)	(38,556,293)	(36,045,518)	(176,336,770)
Net realized and unrealized loss	(34,131,252)	(27,502,250)	(2,655,766)	(116,871,636)
Increase (decrease) in net assets resulting from operations	$(33,212,693)	$(26,885,812)	$1,737,944	$(99,474,329)
* Foreign taxes withheld	$16,512	$6,261	$69,249	$139,021

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

	VY® Invesco Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,321,874	$7,447,927	$9,102,474	$6,260,617
Interest	125	278	7,844	36,449
Securities lending income, net	53,251	511	112,799	107,404
Total investment income	11,375,250	7,448,716	9,223,117	6,404,470
EXPENSES:
Investment management fees	8,596,795	3,139,782	8,231,895	10,579,989
Distribution and shareholder service fees:
Class ADV	540,474	425,131	289,604	1,333,407
Class S	320,719	413,453	79,097	122,841
Class S2	11,589	5,283	15,187	17,407
Transfer agent fees:
Class ADV	111,419	94,525	49,669	173,144
Class I	1,018,462	130,587	790,403	774,062
Class R6	—	—	179	—
Class S	131,825	183,769	26,963	31,904
Class S2	2,961	1,560	3,172	2,827
Shareholder reporting expense	75,236	26,266	55,022	86,040
Professional fees	100,421	25,614	80,076	117,539
Custody and accounting expense	264,600	48,545	131,245	229,970
Directors fees	30,703	9,235	27,810	37,786
Miscellaneous expense	78,663	20,284	55,813	82,994
Interest expense	20	166	598	406
Total expenses	11,283,887	4,524,200	9,836,733	13,590,316
Waived and reimbursed fees	(536,939)	(421,353)	(776,045)	(1,022,120)
Brokerage commission recapture	—	(3,635)	—	—
Net expenses	10,746,948	4,099,212	9,060,688	12,568,196
Net investment income (loss)	628,302	3,349,504	162,429	(6,163,726)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	126,198,096	31,472,540	1,045,272	23,887,184
Forward foreign currency contracts	11,549	—	—	—
Foreign currency related transactions	(76,504)	—	—	67,976
Net realized gain	126,133,141	31,472,540	1,045,272	23,955,160
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	(665,903,129)	(69,950,888)	(352,363,923)	(891,418,836)
Forward foreign currency contracts	(39,288)	—	—	—
Foreign currency related transactions	(101,307)	—	—	(116)
Net change in unrealized appreciation (depreciation)	(666,043,724)	(69,950,888)	(352,363,923)	(891,418,952)
Net realized and unrealized loss	(539,910,583)	(38,478,348)	(351,318,651)	(867,463,792)
Decrease in net assets resulting from operations	$(539,282,281)	$(35,128,844)	$(351,156,222)	$(873,627,518)
* Foreign taxes withheld	$1,028,991	$—	$39,081	$103,756
^ Foreign capital gains taxes withheld	$60,212	$—	$—	$—
# Change in foreign capital gains taxes accrued	$300,483	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		Voya International High Dividend Low Volatility Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$3,663,047	$4,925,096	$13,251,844	$12,894,116
Net realized gain (loss)	(21,566,424)	(4,083,527)	(16,681,403)	32,707,319
Net change in unrealized appreciation (depreciation)	(10,645,934)	(9,372,789)	(33,632,735)	1,744,426
Increase (decrease) in net assets resulting from operations	(28,549,311)	(8,531,220)	(37,062,294)	47,345,861
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	(915,517)	(1,010,101)	(540,901)
Class I	—	(5,901,123)	(5,146,169)	(3,068,169)
Class S	—	(1,449,150)	(9,376,139)	(5,834,728)
Class S2	—	—	(17,790)	(7,373)
Return of capital:
Class ADV	(368,978)	(144,296)	—	—
Class I	(2,606,514)	(824,076)	—	—
Class S	(633,923)	(214,197)	—	—
Total distributions	(3,609,415)	(9,448,359)	(15,550,199)	(9,451,171)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,419,046	10,210,633	14,407,949	10,505,727
Reinvestment of distributions	3,609,415	9,448,359	15,550,199	9,451,171
	10,028,461	19,658,992	29,958,148	19,956,898
Cost of shares redeemed	(17,174,192)	(22,323,447)	(52,723,524)	(64,164,436)
Net decrease in net assets resulting from capital share transactions	(7,145,731)	(2,664,455)	(22,765,376)	(44,207,538)
Net decrease in net assets	(39,304,457)	(20,644,034)	(75,377,869)	(6,312,848)
NET ASSETS:
Beginning of year or period	158,879,848	179,523,882	411,205,429	417,518,277
End of year or period	$119,575,391	$158,879,848	$335,827,560	$411,205,429

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® American Century Small-Mid Cap Value Portfolio		VY® Baron Growth Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$4,844,009	$3,770,929	$(887,056)	$(3,304,222)
Net realized gain	41,243,493	68,250,210	28,378,493	54,556,110
Net change in unrealized appreciation (depreciation)	(68,320,061)	19,076,886	(180,051,914)	64,034,412
Increase (decrease) in net assets resulting from operations	(22,232,559)	91,098,025	(152,560,477)	115,286,300
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(19,606,986)	(741,893)	(13,275,713)	(11,180,973)
Class I	(31,568,986)	(1,787,999)	(12,899,261)	(11,935,097)
Class R6	—	—	(4,028,415)	(3,273,603)
Class S	(16,996,280)	(786,510)	(23,959,964)	(20,610,306)
Class S2	(343,178)	(19,149)	(271,581)	(211,817)
Total distributions	(68,515,430)	(3,335,551)	(54,434,934)	(47,211,796)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,004,910	31,109,075	25,617,606	26,834,028
Reinvestment of distributions	68,515,430	3,335,551	54,434,934	47,211,796
	96,520,340	34,444,626	80,052,540	74,045,824
Cost of shares redeemed	(50,038,901)	(69,553,735)	(59,407,267)	(85,094,711)
Net increase (decrease) in net assets resulting from capital share transactions	46,481,439	(35,109,109)	20,645,273	(11,048,887)
Net increase (decrease) in net assets	(44,266,550)	52,653,365	(186,350,138)	57,025,617
NET ASSETS:
Beginning of year or period	399,693,787	347,040,422	652,917,441	595,891,824
End of year or period	$355,427,237	$399,693,787	$466,567,303	$652,917,441

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Contrarian Core Portfolio		VY® Columbia Small Cap Value II Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$918,559	$795,000	$616,438	$297,712
Net realized gain	17,655,851	28,186,665	11,054,043	24,469,921
Net change in unrealized appreciation (depreciation)	(51,787,103)	12,226,799	(38,556,293)	26,184,413
Increase (decrease) in net assets resulting from operations	(33,212,693)	41,208,464	(26,885,812)	50,952,046
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(4,553,775)	(3,369,226)	(4,692,317)	(207,547)
Class I	(20,933,966)	(15,634,335)	(6,791,315)	(368,043)
Class R6	—	—	(1,562,818)	(87,814)
Class S	(3,360,151)	(2,522,728)	(11,137,553)	(587,512)
Class S2	—	—	(238,020)	(9,407)
Total distributions	(28,847,892)	(21,526,289)	(24,422,023)	(1,260,323)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,876,788	31,293,760	25,784,256	53,308,350
Reinvestment of distributions	28,847,892	21,526,289	24,422,023	1,260,323
	43,724,680	52,820,049	50,206,279	54,568,673
Cost of shares redeemed	(147,131,039)	(35,836,004)	(39,073,483)	(57,321,932)
Net increase (decrease) in net assets resulting from capital share transactions	(103,406,359)	16,984,045	11,132,796	(2,753,259)
Net increase (decrease) in net assets	(165,466,944)	36,666,220	(40,175,039)	46,938,464
NET ASSETS:
Beginning of year or period	212,531,009	175,864,789	196,244,003	149,305,539
End of year or period	$47,064,065	$212,531,009	$156,068,964	$196,244,003

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Comstock Portfolio		VY® Invesco Equity and Income Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$4,393,710	$3,620,971	$17,397,307	$13,574,088
Net realized gain	33,389,752	20,116,759	59,465,134	167,266,053
Net change in unrealized appreciation (depreciation)	(36,045,518)	42,756,666	(176,336,770)	40,017,558
Increase (decrease) in net assets resulting from operations	1,737,944	66,494,396	(99,474,329)	220,857,699
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(530,192)	(403,191)	(7,174,942)	(1,040,639)
Class I	(2,931,301)	(2,872,788)	(70,704,485)	(12,825,759)
Class S	(1,567,210)	(1,119,663)	(58,915,829)	(10,309,711)
Class S2	—	—	(44,865,301)	(7,171,073)
Total distributions	(5,028,703)	(4,395,642)	(181,660,557)	(31,347,182)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	43,441,009	100,491,712	22,784,795	20,219,029
Reinvestment of distributions	5,028,703	4,395,642	181,660,557	31,347,182
	48,469,712	104,887,354	204,445,352	51,566,211
Cost of shares redeemed	(78,137,239)	(78,319,236)	(154,284,446)	(186,570,258)
Net increase (decrease) in net assets resulting from capital share transactions	(29,667,527)	26,568,118	50,160,906	(135,004,047)
Net increase (decrease) in net assets	(32,958,286)	88,666,872	(230,973,980)	54,506,470
NET ASSETS:
Beginning of year or period	294,989,757	206,322,885	1,310,227,678	1,255,721,208
End of year or period	$262,031,471	$294,989,757	$1,079,253,698	$1,310,227,678

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Global Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$628,302	$(6,327,314)	$3,349,504	$2,317,786
Net realized gain	126,133,141	185,764,844	31,472,540	59,265,122
Net change in unrealized appreciation (depreciation)	(666,043,724)	64,112,475	(69,950,888)	43,813,263
Increase (decrease) in net assets resulting from operations	(539,282,281)	243,550,005	(35,128,844)	105,396,171
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(17,135,556)	(6,650,068)	(14,497,034)	(3,739,188)
Class I	(145,390,666)	(60,106,187)	(19,038,677)	(5,837,589)
Class S	(19,841,719)	(8,612,323)	(27,658,238)	(7,866,665)
Class S2	(484,333)	(200,349)	(246,251)	(53,361)
Total distributions	(182,852,274)	(75,568,927)	(61,440,200)	(17,496,803)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,912,135	32,945,982	17,650,380	31,952,852
Reinvestment of distributions	182,852,274	75,568,927	61,440,200	17,496,803
	206,764,409	108,514,909	79,090,580	49,449,655
Cost of shares redeemed	(149,182,257)	(213,252,498)	(64,310,655)	(89,164,000)
Net increase (decrease) in net assets resulting from capital share transactions	57,582,152	(104,737,589)	14,779,925	(39,714,345)
Net increase (decrease) in net assets	(664,552,403)	63,243,489	(81,789,119)	48,185,023
NET ASSETS:
Beginning of year or period	1,721,190,605	1,657,947,116	422,998,262	374,813,239
End of year or period	$1,056,638,202	$1,721,190,605	$341,209,143	$422,998,262

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$162,429	$(6,489,262)	$(6,163,726)	$(10,889,034)
Net realized gain	1,045,272	274,598,406	23,955,160	275,411,429
Net change in unrealized appreciation (depreciation)	(352,363,923)	(78,857,995)	(891,418,952)	114,830,785
Increase (decrease) in net assets resulting from operations	(351,156,222)	189,251,149	(873,627,518)	379,353,180
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(16,464,701)	(12,473,482)	(52,283,533)	(34,928,755)
Class I	(219,028,054)	(179,469,278)	(200,545,652)	(134,596,628)
Class R6	(23,277,351)	(21,456,701)	—	—
Class S	(7,774,089)	(7,427,852)	(8,926,736)	(5,950,016)
Class S2	(1,146,204)	(1,217,580)	(823,026)	(500,457)
Total distributions	(267,690,399)	(222,044,893)	(262,578,947)	(175,975,856)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,485,489	67,311,211	154,099,854	210,975,263
Reinvestment of distributions	267,690,399	222,044,893	262,578,947	175,975,856
	306,175,888	289,356,104	416,678,801	386,951,119
Cost of shares redeemed	(134,779,477)	(205,325,704)	(285,346,872)	(323,591,279)
Net increase in net assets resulting from capital share transactions	171,396,411	84,030,400	131,331,929	63,359,840
Net increase (decrease) in net assets	(447,450,210)	51,236,656	(1,004,874,536)	266,737,164
NET ASSETS:
Beginning of year or period	1,461,271,786	1,410,035,130	2,216,228,843	1,949,491,679
End of year or period	$1,013,821,576	$1,461,271,786	$1,211,354,307	$2,216,228,843

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
Voya Global Bond Portfolio
Class ADV
12-31-22	10.13	0.21	•	(2.10)	(1.89)	—	—	0.20
12-31-21	11.28	0.27	•	(0.85)	(0.58)	0.49	—	0.08
12-31-20	10.64	0.28		0.62	0.90	0.26	—	—
12-31-19	10.33	0.27	•	0.48	0.75	0.44	—	—
12-31-18	10.94	0.29	•	(0.55)	(0.26)	0.35	—	—
Class I
12-31-22	10.32	0.25	•	(2.13)	(1.88)	—	—	0.25
12-31-21	11.49	0.33	•	(0.87)	(0.54)	0.55	—	0.08
12-31-20	10.83	0.33	•	0.64	0.97	0.31	—	—
12-31-19	10.51	0.33	•	0.49	0.82	0.50	—	—
12-31-18	11.14	0.35	•	(0.57)	(0.22)	0.41	—	—
Class S
12-31-22	10.30	0.23	•	(2.12)	(1.89)	—	—	0.23
12-31-21	11.47	0.30	•	(0.87)	(0.57)	0.52	—	0.08
12-31-20	10.82	0.31		0.63	0.94	0.29	—	—
12-31-19	10.50	0.31	•	0.48	0.79	0.47	—	—
12-31-18	11.12	0.32	•	(0.56)	(0.24)	0.38	—	—
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-22	10.31	0.31	•	(1.28)	(0.97)	0.39	—	—
12-31-21	9.43	0.28	•	0.80	1.08	0.20	—	—
12-31-20	11.36	0.19		(0.49)	(0.30)	0.32	1.31	—
12-31-19	10.88	0.27	•	1.38	1.65	0.19	0.98	—
12-31-18	13.06	0.16	•	(2.13)	(1.97)	0.21	—	—
Class I
12-31-22	10.44	0.36	•	(1.30)	(0.94)	0.44	—	—
12-31-21	9.54	0.33	•	0.82	1.15	0.25	—	—
12-31-20	11.49	0.25		(0.51)	(0.26)	0.38	1.31	—
12-31-19	11.00	0.33	•	1.40	1.73	0.26	0.98	—
12-31-18	13.21	0.23	•	(2.17)	(1.94)	0.27	—	—
Class S
12-31-22	10.36	0.34	•	(1.29)	(0.95)	0.41	—	—
12-31-21	9.47	0.30	•	0.82	1.12	0.23	—	—
12-31-20	11.41	0.22		(0.50)	(0.28)	0.35	1.31	—
12-31-19	10.93	0.30	•	1.38	1.68	0.22	0.98	—
12-31-18	13.12	0.19	•	(2.15)	(1.96)	0.23	—	—
Class S2
12-31-22	10.47	0.32	•	(1.30)	(0.98)	0.41	—	—
12-31-21	9.56	0.29	•	0.82	1.11	0.20	—	—
12-31-20	11.52	0.18	•	(0.48)	(0.30)	0.35	1.31	—
12-31-19	10.99	0.27	•	1.41	1.68	0.17	0.98	—
12-31-18	13.05	0.18	•	(2.16)	(1.98)	0.08	—	—
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-22	14.21	0.12	•	(0.91)	(0.79)	0.14	2.46	—
12-31-21	11.27	0.09	•	2.94	3.03	0.09	—	—
12-31-20	11.12	0.11		0.22	0.33	0.12	0.06	—
12-31-19	9.64	0.11		2.66	2.77	0.12	1.17	—
12-31-18	12.66	0.09		(1.67)	(1.58)	0.10	1.34	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Portfolio
Class ADV
12-31-22	0.20	—	8.04	(18.75)	1.31	1.17	1.17	2.38	14,350	194
12-31-21	0.57	—	10.13	(5.21)	1.30	1.17	1.17	2.54	19,156	144
12-31-20	0.26	—	11.28	8.58	1.28	1.17	1.17	2.50	21,097	150
12-31-19	0.44	—	10.64	7.36	1.16	1.16	1.16	2.58	21,661	228
12-31-18	0.35	—	10.33	(2.40)	1.17	1.15	1.15	2.71	22,161	119
Class I
12-31-22	0.25	—	8.19	(18.35)	0.81	0.67	0.67	2.88	83,034	194
12-31-21	0.63	—	10.32	(4.78)	0.80	0.67	0.67	3.04	110,162	144
12-31-20	0.31	—	11.49	9.20	0.78	0.67	0.67	3.00	125,244	150
12-31-19	0.50	—	10.83	7.90	0.66	0.66	0.66	3.08	146,354	228
12-31-18	0.41	—	10.51	(2.01)	0.67	0.65	0.65	3.21	146,473	119
Class S
12-31-22	0.23	—	8.18	(18.49)	1.06	0.92	0.92	2.63	22,191	194
12-31-21	0.60	—	10.30	(5.03)	1.05	0.92	0.92	2.79	29,562	144
12-31-20	0.29	—	11.47	8.85	1.03	0.92	0.92	2.75	33,183	150
12-31-19	0.47	—	10.82	7.64	0.91	0.91	0.91	2.83	33,323	228
12-31-18	0.38	—	10.50	(2.17)	0.92	0.90	0.90	2.97	35,849	119
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-22	0.39	—	8.95	(9.34)	1.22	1.22	1.22	3.39	24,167	67
12-31-21	0.20	—	10.31	11.50	1.23	1.23	1.23	2.75	27,021	73
12-31-20	1.63	—	9.43	(1.17)	1.24	1.24	1.24	1.86	26,702	74
12-31-19	1.17	—	11.36	16.13	1.30	1.26	1.25	2.36	29,900	143
12-31-18	0.21	—	10.88	(15.32)	1.47	1.40	1.40	1.26	30,149	16
Class I
12-31-22	0.44	—	9.06	(8.90)	0.72	0.72	0.72	3.92	107,060	67
12-31-21	0.25	—	10.44	12.08	0.73	0.73	0.73	3.25	125,719	73
12-31-20	1.69	—	9.54	(0.71)	0.74	0.74	0.74	2.37	122,082	74
12-31-19	1.24	—	11.49	16.75	0.80	0.76	0.75	2.86	139,862	143
12-31-18	0.27	—	11.00	(14.95)	0.97	0.90	0.90	1.77	135,229	16
Class S
12-31-22	0.41	—	9.00	(9.07)	0.97	0.97	0.97	3.68	204,207	67
12-31-21	0.23	—	10.36	11.79	0.98	0.98	0.98	3.00	258,075	73
12-31-20	1.66	—	9.47	(0.94)	0.99	0.99	0.99	2.12	268,402	74
12-31-19	1.20	—	11.41	16.40	1.05	1.01	1.00	2.61	308,132	143
12-31-18	0.23	—	10.93	(15.15)	1.22	1.15	1.15	1.52	309,059	16
Class S2
12-31-22	0.41	—	9.08	(9.30)	1.12	1.12	1.12	3.50	394	67
12-31-21	0.20	—	10.47	11.67	1.13	1.13	1.13	2.85	390	73
12-31-20	1.66	—	9.56	(1.15)	1.14	1.14	1.14	1.92	334	74
12-31-19	1.15	—	11.52	16.28	1.20	1.16	1.15	2.39	389	143
12-31-18	0.08	—	10.99	(15.26)	1.37	1.30	1.30	1.41	397	16
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-22	2.60	—	10.82	(5.85)	1.81	1.35	1.35	1.01	98,642	66
12-31-21	0.09	—	14.21	26.94	1.80	1.35	1.35	0.67	110,892	55
12-31-20	0.18	—	11.27	3.35	1.86	1.35	1.35	0.92	96,609	70
12-31-19	1.29	—	11.12	30.17	1.66	1.34	1.34	0.99	108,460	52
12-31-18	1.44	—	9.64	(14.49)	1.65	1.36	1.36	0.77	91,283	76
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class I
12-31-22	15.36	0.20	•	(0.99)	(0.79)	0.21	2.46	—
12-31-21	12.16	0.17	•	3.17	3.34	0.14	—	—
12-31-20	11.99	0.16		0.25	0.41	0.18	0.06	—
12-31-19	10.30	0.17		2.87	3.04	0.18	1.17	—
12-31-18	13.44	0.17	•	(1.81)	(1.64)	0.16	1.34	—
Class S
12-31-22	15.09	0.17	•	(0.98)	(0.81)	0.17	2.46	—
12-31-21	11.95	0.13	•	3.13	3.26	0.12	—	—
12-31-20	11.79	0.13		0.24	0.37	0.15	0.06	—
12-31-19	10.14	0.15		2.81	2.96	0.14	1.17	—
12-31-18	13.25	0.13	•	(1.77)	(1.64)	0.13	1.34	—
Class S2
12-31-22	14.22	0.13	•	(0.92)	(0.79)	0.14	2.46	—
12-31-21	11.26	0.10	•	2.95	3.05	0.09	—	—
12-31-20	11.12	0.10	•	0.23	0.33	0.13	0.06	—
12-31-19	9.62	0.12	•	2.67	2.79	0.12	1.17	—
12-31-18	12.64	0.10	•	(1.67)	(1.57)	0.11	1.34	—
VY® Baron Growth Portfolio
Class ADV
12-31-22	28.60	(0.10	)•	(6.63)	(6.73)	—	2.82	—
12-31-21	25.98	(0.22	)•	5.28	5.06	—	2.44	—
12-31-20	19.55	(0.17)		6.60	6.43	—	—	—
12-31-19	24.63	(0.07)		9.03	8.96	—	13.89	0.15
12-31-18	27.88	(0.09)		0.00 *	(0.09)	—	3.16	—
Class I
12-31-22	35.40	0.01	•	(8.23)	(8.22)	—	2.82	—
12-31-21	31.49	(0.11	)•	6.46	6.35	—	2.44	—
12-31-20	23.58	(0.08)		7.99	7.91	—	—	—
12-31-19	27.41	0.01		10.20	10.21	—	13.89	0.15
12-31-18	30.58	0.05		(0.06)	(0.01)	—	3.16	—
Class R6
12-31-22	35.44	0.02	•	(8.25)	(8.23)	—	2.82	—
12-31-21	31.52	(0.10	)•	6.46	6.36	—	2.44	—
12-31-20	23.60	(0.07)		7.99	7.92	—	—	—
12-31-19	27.43	0.04		10.17	10.21	—	13.89	0.15
12-31-18	30.59	0.06		(0.06)	0.00 *	—	3.16	—
Class S
12-31-22	32.13	(0.05	)•	(7.46)	(7.51)	—	2.82	—
12-31-21	28.85	(0.17	)•	5.89	5.72	—	2.44	—
12-31-20	21.65	(0.13)		7.33	7.20	—	—	—
12-31-19	26.10	(0.03	)•	9.62	9.59	—	13.89	0.15
12-31-18	29.31	(0.02)		(0.03)	(0.05)	—	3.16	—
Class S2
12-31-22	29.23	(0.08	)•	(6.77)	(6.85)	—	2.82	—
12-31-21	26.48	(0.21	)•	5.40	5.19	—	2.44	—
12-31-20	19.91	(0.15)		6.72	6.57	—	—	—
12-31-19	24.87	(0.45	)•	9.53	9.08	—	13.89	0.15
12-31-18	28.10	(0.08)		0.01	(0.07)	—	3.16	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class I
12-31-22	2.67	—	11.90	(5.38)	1.31	0.85	0.85	1.51	165,702	66
12-31-21	0.14	—	15.36	27.57	1.30	0.85	0.85	1.17	186,365	55
12-31-20	0.24	—	12.16	3.84	1.36	0.85	0.85	1.42	161,201	70
12-31-19	1.35	—	11.99	30.96	1.16	0.84	0.84	1.49	175,917	52
12-31-18	1.50	—	10.30	(14.15)	1.15	0.86	0.86	1.30	142,379	76
Class S
12-31-22	2.63	—	11.65	(5.60)	1.56	1.10	1.10	1.26	89,431	66
12-31-21	0.12	—	15.09	27.30	1.55	1.10	1.10	0.92	100,022	55
12-31-20	0.21	—	11.95	3.52	1.61	1.10	1.10	1.17	85,902	70
12-31-19	1.31	—	11.79	30.67	1.41	1.09	1.09	1.24	93,230	52
12-31-18	1.47	—	10.14	(14.34)	1.40	1.11	1.11	1.02	79,986	76
Class S2
12-31-22	2.60	—	10.83	(5.77)	1.71	1.25	1.25	1.08	1,653	66
12-31-21	0.09	—	14.22	27.11	1.70	1.25	1.25	0.74	2,415	55
12-31-20	0.19	—	11.26	3.40	1.76	1.25	1.25	1.02	3,328	70
12-31-19	1.29	—	11.12	30.42	1.56	1.24	1.24	1.07	3,271	52
12-31-18	1.45	—	9.62	(14.48)	1.55	1.26	1.26	0.84	2,891	76
VY® Baron Growth Portfolio
Class ADV
12-31-22	2.82	—	19.05	(23.90)	1.59	1.49	1.49	(0.46)	99,639	1
12-31-21	2.44	—	28.60	20.14	1.59	1.49	1.49	(0.82)	140,345	1
12-31-20	—	—	25.98	32.89	1.64	1.49	1.49	(0.80)	122,298	1
12-31-19	14.04	—	19.55	38.24	1.49	1.49	1.49	(0.40)	105,271	23
12-31-18	3.16	—	24.63	(2.15)	1.49	1.49	1.49	(0.32)	82,126	4
Class I
12-31-22	2.82	—	24.36	(23.50)	1.09	0.99	0.99	0.03	122,511	1
12-31-21	2.44	—	35.40	20.73	1.09	0.99	0.99	(0.32)	177,254	1
12-31-20	—	—	31.49	33.55	1.14	0.99	0.99	(0.30)	164,347	1
12-31-19	14.04	—	23.58	38.97	0.99	0.99	0.99	0.04	147,370	23
12-31-18	3.16	—	27.41	(1.68)	0.99	0.99	0.99	0.17	118,743	4
Class R6
12-31-22	2.82	—	24.39	(23.50)	0.98	0.98	0.98	0.06	38,747	1
12-31-21	2.44	—	35.44	20.74	0.97	0.97	0.97	(0.30)	50,410	1
12-31-20	—	—	31.52	33.56	0.99	0.99	0.99	(0.30)	44,926	1
12-31-19	14.04	—	23.60	38.94	0.99	0.99	0.99	0.20	33,764	23
12-31-18	3.16	—	27.43	(1.64)	0.99	0.99	0.99	0.23	15,007	4
Class S
12-31-22	2.82	—	21.80	(23.69)	1.34	1.24	1.24	(0.21)	203,579	1
12-31-21	2.44	—	32.13	20.43	1.34	1.24	1.24	(0.57)	282,227	1
12-31-20	—	—	28.85	33.26	1.39	1.24	1.24	(0.55)	261,358	1
12-31-19	14.04	—	21.65	38.52	1.24	1.24	1.24	(0.10)	228,141	23
12-31-18	3.16	—	26.10	(1.89)	1.24	1.24	1.24	(0.08)	451,687	4
Class S2
12-31-22	2.82	—	19.56	(23.79)	1.49	1.39	1.39	(0.36)	2,092	1
12-31-21	2.44	—	29.23	20.25	1.49	1.39	1.39	(0.73)	2,681	1
12-31-20	—	—	26.48	33.00	1.54	1.39	1.39	(0.69)	2,963	1
12-31-19	14.04	—	19.91	38.37	1.39	1.39	1.39	(1.58)	2,373	23
12-31-18	3.16	—	24.87	(2.05)	1.39	1.39	1.39	(0.25)	1,625	4

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-22	21.12	0.03	•	(3.75)	(3.72)	0.01		3.18	—
12-31-21	19.23	0.00	*•	4.42	4.42	0.05		2.48	—
12-31-20	16.38	0.06		3.33	3.39	—		0.54	—
12-31-19	18.94	0.13	•	5.51	5.64	0.29		7.91	—
12-31-18	23.40	0.14	•	(1.97)	(1.83)	0.15		2.48	—
Class I
12-31-22	23.19	0.12	•	(4.15)	(4.03)	0.11		3.18	—
12-31-21	20.88	0.12	•	4.81	4.93	0.14		2.48	—
12-31-20	17.67	0.15	•	3.61	3.76	0.01		0.54	—
12-31-19	20.01	0.25	•	5.84	6.09	0.52		7.91	—
12-31-18	24.58	0.26	•	(2.07)	(1.81)	0.28		2.48	—
Class S
12-31-22	22.39	0.07	•	(3.98)	(3.91)	0.06		3.18	—
12-31-21	20.24	0.06	•	4.66	4.72	0.09		2.48	—
12-31-20	17.18	0.11		3.49	3.60	—		0.54	—
12-31-19	19.56	0.20	•	5.73	5.93	0.40		7.91	—
12-31-18	24.08	0.20	•	(2.03)	(1.83)	0.21		2.48	—
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-22	20.83	0.01	•	(2.85)	(2.84)	—		2.72	—
12-31-21	15.65	(0.02	)•	5.30	5.28	0.03		0.07	—
12-31-20	15.06	0.03		1.17	1.20	0.05		0.56	—
12-31-19	14.42	0.05		2.67	2.72	0.01		2.07	—
12-31-18	19.57	0.00	*	(3.06)	(3.06)	0.00	*	2.09	—
Class I
12-31-22	21.71	0.11	•	(2.98)	(2.87)	0.05		2.72	—
12-31-21	16.27	0.07	•	5.53	5.60	0.09		0.07	—
12-31-20	15.65	0.10		1.22	1.32	0.14		0.56	—
12-31-19	14.94	0.13		2.76	2.89	0.11		2.07	—
12-31-18	20.20	0.10	•	(3.16)	(3.06)	0.11		2.09	—
Class R6
12-31-22	21.74	0.12	•	(2.98)	(2.86)	0.06		2.72	—
12-31-21	16.29	0.10	•	5.51	5.61	0.09		0.07	—
12-31-20	15.66	0.10		1.23	1.33	0.14		0.56	—
12-31-19	14.94	0.12		2.78	2.90	0.11		2.07	—
12-31-18	20.21	0.09		(3.16)	(3.07)	0.11		2.09	—
Class S
12-31-22	21.61	0.06	•	(2.97)	(2.91)	0.00	*	2.72	—
12-31-21	16.20	0.02	•	5.51	5.53	0.05		0.07	—
12-31-20	15.58	0.07		1.20	1.27	0.09		0.56	—
12-31-19	14.86	0.09		2.76	2.85	0.06		2.07	—
12-31-18	20.10	0.05		(3.15)	(3.10)	0.05		2.09	—
Class S2
12-31-22	20.85	0.03	•	(2.86)	(2.83)	—		2.72	—
12-31-21	15.65	(0.00	)*•	5.30	5.30	0.03		0.07	—
12-31-20	15.02	0.05		1.18	1.23	0.04		0.56	—
12-31-19	14.40	0.05	•	2.67	2.72	0.03		2.07	—
12-31-18	19.52	0.02		(3.05)	(3.03)	—		2.09	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-22	3.19	—	14.21	(18.85)	1.46	1.22	1.22	0.15	23,018	50
12-31-21	2.53	—	21.12	23.62	1.48	1.23	1.23	0.01	31,288	54
12-31-20	0.54	—	19.23	21.22	1.54	1.23	1.22	0.36	26,173	91
12-31-19	8.20	—	16.38	32.41	1.46	1.23	1.23	0.64	23,961	45
12-31-18	2.63	—	18.94	(9.23)	1.44	1.22	1.21	0.61	21,088	64
Class I
12-31-22	3.29	—	15.87	(18.51)	0.96	0.72	0.72	0.64	5,731	50
12-31-21	2.62	—	23.19	24.23	0.98	0.73	0.73	0.52	157,468	54
12-31-20	0.55	—	20.88	21.79	1.04	0.73	0.72	0.80	129,553	91
12-31-19	8.43	—	17.67	33.05	0.96	0.73	0.73	1.14	8,548	45
12-31-18	2.76	—	20.01	(8.77)	0.94	0.72	0.71	1.11	7,982	64
Class S
12-31-22	3.24	—	15.24	(18.64)	1.21	0.97	0.97	0.40	18,315	50
12-31-21	2.57	—	22.39	23.94	1.23	0.98	0.98	0.26	23,775	54
12-31-20	0.54	—	20.24	21.45	1.29	0.98	0.97	0.61	20,139	91
12-31-19	8.31	—	17.18	33.06	1.19	0.96	0.96	0.92	18,274	45
12-31-18	2.69	—	19.56	(8.99)	1.19	0.97	0.96	0.86	222,203	64
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-22	2.72	—	15.27	(14.12)	1.49	1.42	1.41	0.07	28,968	56
12-31-21	0.10	—	20.83	33.85	1.47	1.42	1.42	(0.10)	39,427	56
12-31-20	0.61	—	15.65	9.28	1.51	1.42	1.41	0.18	24,162	47
12-31-19	2.08	—	15.06	19.88	1.41	1.38	1.37	0.27	25,615	25
12-31-18	2.09	—	14.42	(17.96)	1.40	1.37	1.36	0.02	27,725	41
Class I
12-31-22	2.77	—	16.07	(13.67)	0.99	0.92	0.91	0.59	43,765	56
12-31-21	0.16	—	21.71	34.52	0.97	0.92	0.92	0.37	45,424	56
12-31-20	0.70	—	16.27	9.89	1.01	0.92	0.91	0.68	34,277	47
12-31-19	2.18	—	15.65	20.42	0.91	0.88	0.87	0.79	36,201	25
12-31-18	2.20	—	14.94	(17.53)	0.90	0.87	0.86	0.53	33,887	41
Class R6
12-31-22	2.78	—	16.10	(13.62)	0.89	0.86	0.85	0.65	9,533	56
12-31-21	0.16	—	21.74	34.57	0.89	0.86	0.86	0.49	12,560	56
12-31-20	0.70	—	16.29	9.94	0.91	0.88	0.87	0.71	6,983	47
12-31-19	2.18	—	15.66	20.48	0.91	0.88	0.87	0.81	6,701	25
12-31-18	2.20	—	14.94	(17.57)	0.90	0.87	0.86	0.56	5,349	41
Class S
12-31-22	2.72	—	15.98	(13.91)	1.24	1.17	1.16	0.32	72,207	56
12-31-21	0.12	—	21.61	34.22	1.22	1.17	1.17	0.12	96,978	56
12-31-20	0.65	—	16.20	9.54	1.26	1.17	1.16	0.42	82,438	47
12-31-19	2.13	—	15.58	20.21	1.16	1.13	1.12	0.53	89,702	25
12-31-18	2.14	—	14.86	(17.76)	1.15	1.12	1.11	0.26	89,274	41
Class S2
12-31-22	2.72	—	15.30	(14.06)	1.39	1.32	1.31	0.17	1,597	56
12-31-21	0.10	—	20.85	33.96	1.37	1.32	1.32	(0.01)	1,856	56
12-31-20	0.60	—	15.65	9.45	1.41	1.32	1.31	0.27	1,446	47
12-31-19	2.10	—	15.02	19.95	1.31	1.28	1.27	0.34	1,671	25
12-31-18	2.09	—	14.40	(17.87)	1.30	1.27	1.26	0.11	2,431	41

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Comstock Portfolio
Class ADV
12-31-22	21.05	0.26	•	(0.24)	0.02	0.28	0.05	—
12-31-21	16.05	0.21	•	5.03	5.24	0.24	—	—
12-31-20	17.01	0.25		(0.46)	(0.21)	0.30	0.45	—
12-31-19	17.39	0.30	•	3.74	4.04	0.41	4.01	—
12-31-18	20.14	0.24	•	(2.77)	(2.53)	0.22	—	—
Class I
12-31-22	21.25	0.37	•	(0.25)	0.12	0.38	0.05	—
12-31-21	16.20	0.31	•	5.09	5.40	0.35	—	—
12-31-20	17.19	0.32	•	(0.46)	(0.14)	0.40	0.45	—
12-31-19	17.52	0.40	•	3.78	4.18	0.50	4.01	—
12-31-18	20.32	0.33		(2.80)	(2.47)	0.33	—	—
Class S
12-31-22	21.28	0.32	•	(0.25)	0.07	0.33	0.05	—
12-31-21	16.23	0.26	•	5.09	5.35	0.30	—	—
12-31-20	17.18	0.31		(0.48)	(0.17)	0.33	0.45	—
12-31-19	17.51	0.36	•	3.77	4.13	0.45	4.01	—
12-31-18	20.30	0.29	•	(2.81)	(2.52)	0.27	—	—
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-22	51.71	0.54	•	(4.68)	(4.14)	0.54	7.00	—
12-31-21	44.76	0.36	•	7.69	8.05	0.50	0.60	—
12-31-20	43.36	0.58		3.25	3.83	0.59	1.84	—
12-31-19	38.95	0.62	•	6.82	7.44	0.68	2.35	—
12-31-18	46.81	0.64	•	(4.95)	(4.31)	0.66	2.89	—
Class I
12-31-22	52.69	0.78	•	(4.77)	(3.99)	0.75	7.00	—
12-31-21	45.58	0.62	•	7.83	8.45	0.74	0.60	—
12-31-20	44.08	0.80		3.34	4.14	0.80	1.84	—
12-31-19	39.54	0.85	•	6.94	7.79	0.90	2.35	—
12-31-18	47.51	0.88	•	(5.06)	(4.18)	0.90	2.89	—
Class S
12-31-22	52.29	0.66	•	(4.73)	(4.07)	0.64	7.00	—
12-31-21	45.24	0.49	•	7.77	8.26	0.61	0.60	—
12-31-20	43.79	0.70		3.28	3.98	0.69	1.84	—
12-31-19	39.30	0.74	•	6.88	7.62	0.78	2.35	—
12-31-18	47.22	0.76	•	(5.01)	(4.25)	0.78	2.89	—
Class S2
12-31-22	51.45	0.59	•	(4.65)	(4.06)	0.58	7.00	—
12-31-21	44.52	0.42	•	7.64	8.06	0.53	0.60	—
12-31-20	43.13	0.63		3.23	3.86	0.63	1.84	—
12-31-19	38.75	0.67	•	6.78	7.45	0.72	2.35	—
12-31-18	46.59	0.69	•	(4.93)	(4.24)	0.71	2.89	—
VY® Invesco Global Portfolio
Class ADV
12-31-22	24.55	(0.06	)•	(7.57)	(7.63)	—	2.93	—
12-31-21	22.38	(0.19	)•	3.51	3.32	—	1.15	—
12-31-20	18.41	(0.10	)•	4.91	4.81	0.13	0.71	—
12-31-19	17.06	0.04		4.89	4.93	—	3.58	—
12-31-18	21.42	0.04		(2.66)	(2.62)	0.25	1.49	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Comstock Portfolio
Class ADV
12-31-22	0.33	—	20.74	0.12	1.28	1.20	1.20	1.27	33,953	22
12-31-21	0.24	—	21.05	32.69	1.29	1.20	1.20	1.06	34,649	31
12-31-20	0.75	—	16.05	(0.74)	1.33	1.27	1.27	1.71	28,434	64
12-31-19	4.42	—	17.01	24.86	1.25	1.23	1.23	1.60	31,202	25
12-31-18	0.22	—	17.39	(12.56)	1.25	1.23	1.23	1.16	28,006	29
Class I
12-31-22	0.43	—	20.94	0.63	0.78	0.70	0.70	1.74	141,023	22
12-31-21	0.35	—	21.25	33.33	0.79	0.70	0.70	1.58	178,856	31
12-31-20	0.85	—	16.20	(0.22)	0.83	0.77	0.77	2.25	114,569	64
12-31-19	4.51	—	17.19	25.51	0.75	0.73	0.73	2.09	203,510	25
12-31-18	0.33	—	17.52	(12.16)	0.75	0.73	0.73	1.72	219,086	29
Class S
12-31-22	0.38	—	20.97	0.38	1.03	0.95	0.95	1.53	87,056	22
12-31-21	0.30	—	21.28	32.96	1.04	0.95	0.95	1.31	81,485	31
12-31-20	0.78	—	16.23	(0.47)	1.08	1.02	1.02	1.97	63,320	64
12-31-19	4.46	—	17.18	25.24	1.00	0.98	0.98	1.88	73,675	25
12-31-18	0.27	—	17.51	(12.39)	1.00	0.98	0.98	1.41	215,609	29
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-22	7.54	—	40.03	(8.07)	1.22	1.14	1.14	1.20	43,412	136
12-31-21	1.10	—	51.71	18.03	1.21	1.14	1.14	0.73	49,436	127
12-31-20	2.43	—	44.76	9.62	1.21	1.14	1.14	1.34	42,053	90
12-31-19	3.03	—	43.36	19.50	1.17	1.14	1.14	1.47	44,825	143
12-31-18	3.55	—	38.95	(9.90)	1.17	1.14	1.14	1.40	43,200	161
Class I
12-31-22	7.75	—	40.95	(7.60)	0.72	0.64	0.64	1.69	423,188	136
12-31-21	1.34	—	52.69	18.60	0.71	0.64	0.64	1.23	502,445	127
12-31-20	2.64	—	45.58	10.18	0.71	0.64	0.64	1.84	467,994	90
12-31-19	3.25	—	44.08	20.10	0.67	0.64	0.64	1.97	484,839	143
12-31-18	3.79	—	39.54	(9.46)	0.67	0.64	0.64	1.90	468,289	161
Class S
12-31-22	7.64	—	40.58	(7.83)	0.97	0.89	0.89	1.44	346,982	136
12-31-21	1.21	—	52.29	18.31	0.96	0.89	0.89	0.97	437,821	127
12-31-20	2.53	—	45.24	9.88	0.96	0.89	0.89	1.59	436,888	90
12-31-19	3.13	—	43.79	19.80	0.92	0.89	0.89	1.72	473,465	143
12-31-18	3.67	—	39.30	(9.67)	0.92	0.89	0.89	1.65	463,989	161
Class S2
12-31-22	7.58	—	39.81	(7.95)	1.12	1.02	1.02	1.31	265,672	136
12-31-21	1.13	—	51.45	18.17	1.11	1.02	1.02	0.84	320,526	127
12-31-20	2.47	—	44.52	9.76	1.11	1.02	1.02	1.46	308,786	90
12-31-19	3.07	—	43.13	19.63	1.07	1.02	1.02	1.59	328,815	143
12-31-18	3.60	—	38.75	(9.79)	1.07	1.02	1.02	1.52	321,618	161
VY® Invesco Global Portfolio
Class ADV
12-31-22	2.93	—	13.99	(32.28)	1.35	1.30	1.30	(0.38)	93,472	13
12-31-21	1.15	—	24.55	14.80	1.33	1.30	1.30	(0.80)	149,741	7
12-31-20	0.84	—	22.38	27.19	1.35	1.30	1.30	(0.53)	131,946	8
12-31-19	3.58	—	18.41	31.10	1.25	1.25	1.25	0.26	123,467	8
12-31-18	1.74	—	17.06	(13.62)	1.25	1.25	1.25	0.22	101,759	17
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Global Portfolio (continued)
Class I
12-31-22	26.21	0.02	•	(8.10)	(8.08)	—	2.93	—
12-31-21	23.71	(0.08	)•	3.73	3.65	—	1.15	—
12-31-20	19.46	(0.01	)•	5.20	5.19	0.23	0.71	—
12-31-19	17.86	0.15		5.13	5.28	0.10	3.58	—
12-31-18	22.33	0.16	•	(2.80)	(2.64)	0.34	1.49	—
Class S
12-31-22	24.83	(0.02	)•	(7.66)	(7.68)	—	2.93	—
12-31-21	22.56	(0.13	)•	3.55	3.42	—	1.15	—
12-31-20	18.56	(0.05	)•	4.94	4.89	0.18	0.71	—
12-31-19	17.17	0.10		4.91	5.01	0.04	3.58	—
12-31-18	21.53	0.10	•	(2.68)	(2.58)	0.29	1.49	—
Class S2
12-31-22	23.85	(0.04	)•	(7.35)	(7.39)	—	2.93	—
12-31-21	21.75	(0.16	)•	3.41	3.25	—	1.15	—
12-31-20	17.89	(0.07	)•	4.77	4.70	0.13	0.71	—
12-31-19	16.67	0.06		4.77	4.83	0.03	3.58	—
12-31-18	20.97	0.06	•	(2.60)	(2.54)	0.27	1.49	—
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-22	19.24	0.11	•	(1.76)	(1.65)	0.11	2.97	—
12-31-21	15.51	0.05	•	4.43	4.48	0.05	0.70	—
12-31-20	17.15	0.09		(0.33)	(0.24)	0.11	1.29	—
12-31-19	15.74	0.12		3.74	3.86	0.12	2.33	—
12-31-18	19.78	0.15		(2.35)	(2.20)	0.16	1.68	—
Class I
12-31-22	20.00	0.20	•	(1.83)	(1.63)	0.19	2.97	—
12-31-21	16.09	0.15	•	4.60	4.75	0.14	0.70	—
12-31-20	17.72	0.17		(0.33)	(0.16)	0.18	1.29	—
12-31-19	16.18	0.22		3.86	4.08	0.21	2.33	—
12-31-18	20.30	0.25	•	(2.43)	(2.18)	0.26	1.68	—
Class S
12-31-22	19.72	0.15	•	(1.80)	(1.65)	0.15	2.97	—
12-31-21	15.87	0.10	•	4.54	4.64	0.09	0.70	—
12-31-20	17.51	0.13		(0.33)	(0.20)	0.15	1.29	—
12-31-19	16.01	0.17		3.82	3.99	0.16	2.33	—
12-31-18	20.10	0.20	•	(2.40)	(2.20)	0.21	1.68	—
Class S2
12-31-22	19.17	0.13	•	(1.77)	(1.64)	0.08	2.97	—
12-31-21	15.47	0.08	•	4.41	4.49	0.09	0.70	—
12-31-20	17.10	0.11		(0.33)	(0.22)	0.12	1.29	—
12-31-19	15.69	0.14	•	3.73	3.87	0.13	2.33	—
12-31-18	19.72	0.16	•	(2.33)	(2.17)	0.18	1.68	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-22	12.43	(0.04	)•	(2.84)	(2.88)	—	2.83	—
12-31-21	13.16	(0.12	)•	1.84	1.72	—	2.45	—
12-31-20	11.00	(0.05)		3.27	3.22	0.01	1.05	—
12-31-19	9.08	(0.03)		3.26	3.23	0.03	1.28	—
12-31-18	10.50	(0.02)		(0.24)	(0.26)	—	1.16	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Global Portfolio (continued)
Class I
12-31-22	2.93	—	15.20	(31.93)	0.85	0.80	0.80	0.12	852,916	13
12-31-21	1.15	—	26.21	15.37	0.83	0.80	0.80	(0.30)	1,381,312	7
12-31-20	0.94	—	23.71	27.78	0.85	0.80	0.80	(0.03)	1,332,750	8
12-31-19	3.68	—	19.46	31.80	0.75	0.75	0.75	0.76	1,225,197	8
12-31-18	1.83	—	17.86	(13.19)	0.75	0.75	0.75	0.72	1,061,448	17
Class S
12-31-22	2.93	—	14.22	(32.10)	1.10	1.05	1.05	(0.13)	108,045	13
12-31-21	1.15	—	24.83	15.13	1.08	1.05	1.05	(0.55)	185,986	7
12-31-20	0.89	—	22.56	27.43	1.10	1.05	1.05	(0.28)	188,985	8
12-31-19	3.62	—	18.56	31.44	1.00	1.00	1.00	0.52	181,045	8
12-31-18	1.78	—	17.17	(13.39)	1.00	1.00	1.00	0.49	167,520	17
Class S2
12-31-22	2.93	—	13.53	(32.21)	1.25	1.20	1.20	(0.27)	2,205	13
12-31-21	1.15	—	23.85	14.91	1.23	1.20	1.20	(0.69)	4,152	7
12-31-20	0.84	—	21.75	27.33	1.25	1.20	1.20	(0.42)	4,266	8
12-31-19	3.61	—	17.89	31.26	1.15	1.15	1.15	0.37	4,611	8
12-31-18	1.76	—	16.67	(13.56)	1.15	1.15	1.15	0.30	3,963	17
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-22	3.08	—	14.51	(8.84)	1.50	1.38	1.38	0.64	79,578	13
12-31-21	0.75	—	19.24	29.15	1.49	1.38	1.38	0.28	93,649	22
12-31-20	1.40	—	15.51	0.08	1.51	1.38	1.38	0.58	79,036	18
12-31-19	2.45	—	17.15	25.81	1.39	1.39	1.39	0.71	89,967	9
12-31-18	1.84	—	15.74	(12.37)	1.38	1.38	1.38	0.79	80,243	12
Class I
12-31-22	3.16	—	15.21	(8.39)	1.00	0.88	0.88	1.13	107,243	13
12-31-21	0.84	—	20.00	29.79	0.99	0.88	0.88	0.77	138,540	22
12-31-20	1.47	—	16.09	0.55	1.01	0.88	0.88	1.08	124,709	18
12-31-19	2.54	—	17.72	26.46	0.89	0.89	0.89	1.21	150,535	9
12-31-18	1.94	—	16.18	(11.96)	0.88	0.88	0.88	1.28	144,880	12
Class S
12-31-22	3.12	—	14.95	(8.62)	1.25	1.13	1.13	0.89	153,670	13
12-31-21	0.79	—	19.72	29.51	1.24	1.13	1.13	0.53	188,813	22
12-31-20	1.44	—	15.87	0.28	1.26	1.13	1.13	0.83	169,728	18
12-31-19	2.49	—	17.51	26.21	1.14	1.14	1.14	0.96	200,304	9
12-31-18	1.89	—	16.01	(12.19)	1.13	1.13	1.13	1.03	187,165	12
Class S2
12-31-22	3.05	—	14.48	(8.82)	1.40	1.28	1.28	0.73	718	13
12-31-21	0.79	—	19.17	29.29	1.39	1.28	1.28	0.43	1,996	22
12-31-20	1.41	—	15.47	0.18	1.41	1.28	1.28	0.69	1,340	18
12-31-19	2.46	—	17.10	25.96	1.29	1.29	1.29	0.81	1,782	9
12-31-18	1.86	—	15.69	(12.30)	1.28	1.28	1.28	0.86	2,116	12
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-22	2.83	—	6.72	(24.63)	1.36	1.28	1.28	(0.45)	53,242	29
12-31-21	2.45	—	12.43	13.24	1.34	1.30	1.30	(0.91)	76,149	31
12-31-20	1.06	—	13.16	31.26	1.37	1.30	1.30	(0.49)	64,622	53
12-31-19	1.31	—	11.00	36.56	1.27	1.27	1.27	(0.28)	90,526	16
12-31-18	1.16	—	9.08	(3.77)	1.27	1.27	1.27	(0.14)	61,179	19

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class I
12-31-22	14.82	0.00	*•	(3.43)	(3.43)	—		2.83	—
12-31-21	15.20	(0.06	)•	2.13	2.07	0.00	*	2.45	—
12-31-20	12.50	(0.01)		3.77	3.76	0.01		1.05	—
12-31-19	10.14	0.03		3.65	3.68	0.04		1.28	—
12-31-18	11.56	0.04		(0.28)	(0.24)	0.02		1.16	—
Class R6
12-31-22	14.84	0.01	•	(3.44)	(3.43)	—		2.83	—
12-31-21	15.22	(0.06	)•	2.13	2.07	0.00	*	2.45	—
12-31-20	12.51	(0.01)		3.78	3.77	0.01		1.05	—
12-31-19	10.14	0.02		3.67	3.69	0.04		1.28	—
12-31-18	11.56	0.03		(0.27)	(0.24)	0.02		1.16	—
Class S
12-31-22	13.88	(0.02	)•	(3.20)	(3.22)	—		2.83	—
12-31-21	14.40	(0.10	)•	2.03	1.93	—		2.45	—
12-31-20	11.93	(0.03)		3.56	3.53	0.01		1.05	—
12-31-19	9.74	(0.00	)*	3.50	3.50	0.03		1.28	—
12-31-18	11.15	0.02		(0.27)	(0.25)	—		1.16	—
Class S2
12-31-22	12.57	(0.04	)•	(2.87)	(2.91)	—		2.83	—
12-31-21	13.28	(0.11	)•	1.85	1.74	—		2.45	—
12-31-20	11.08	(0.05)		3.31	3.26	0.01		1.05	—
12-31-19	9.13	(0.02)		3.28	3.26	0.03		1.28	—
12-31-18	10.54	(0.01)		(0.24)	(0.25)	—		1.16	—
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-22	102.35	(0.54	)•	(38.71)	(39.25)	—		14.44	—
12-31-21	93.76	(0.92	)•	19.06	18.14	—		9.55	—
12-31-20	71.90	(0.61)		25.93	25.32	—		3.46	—
12-31-19	70.96	(0.31)		20.51	20.20	—		19.26	—
12-31-18	86.22	(0.20	)•	0.81	0.61	—		15.87	—
Class I
12-31-22	119.12	(0.24	)•	(45.58)	(45.82)	—		14.44	—
12-31-21	107.26	(0.48	)•	21.89	21.41	—		9.55	—
12-31-20	81.43	(0.24)		29.53	29.29	—		3.46	—
12-31-19	78.04	0.07		22.75	22.82	0.17		19.26	—
12-31-18	93.19	0.24		0.71	0.95	0.23		15.87	—
Class S
12-31-22	110.92	(0.41	)•	(42.22)	(42.63)	—		14.44	—
12-31-21	100.68	(0.72	)•	20.51	19.79	—		9.55	—
12-31-20	76.79	(0.42	)•	27.77	27.35	—		3.46	—
12-31-19	74.54	(0.15	)•	21.66	21.51	—		19.26	—
12-31-18	89.69	0.00	*	0.76	0.76	0.04		15.87	—
Class S2
12-31-22	105.14	(0.49	)•	(39.85)	(40.34)	—		14.44	—
12-31-21	95.99	(0.85	)•	19.55	18.70	—		9.55	—
12-31-20	73.47	(0.51	)•	26.49	25.98	—		3.46	—
12-31-19	72.10	(0.27	)•	20.90	20.63	—		19.26	—
12-31-18	87.30	(0.12	)•	0.79	0.67	—		15.87	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class I
12-31-22	2.83	—	8.56	(24.34)	0.86	0.78	0.78	0.05	841,674	29
12-31-21	2.45	—	14.82	13.80	0.84	0.80	0.80	(0.41)	1,214,371	31
12-31-20	1.06	—	15.20	31.84	0.87	0.80	0.80	(0.07)	1,179,581	53
12-31-19	1.32	—	12.50	37.20	0.77	0.77	0.77	0.21	985,213	16
12-31-18	1.18	—	10.14	(3.23)	0.77	0.77	0.77	0.36	763,686	19
Class R6
12-31-22	2.83	—	8.58	(24.31)	0.77	0.75	0.75	0.08	89,811	29
12-31-21	2.45	—	14.84	13.80	0.76	0.76	0.76	(0.37)	118,927	31
12-31-20	1.06	—	15.22	31.90	0.77	0.77	0.77	(0.13)	109,585	53
12-31-19	1.32	—	12.51	37.31	0.77	0.77	0.77	0.24	30,761	16
12-31-18	1.18	—	10.14	(3.24)	0.77	0.77	0.77	0.38	15,642	19
Class S
12-31-22	2.83	—	7.83	(24.47)	1.11	1.03	1.03	(0.22)	26,887	29
12-31-21	2.45	—	13.88	13.58	1.09	1.05	1.05	(0.66)	45,922	31
12-31-20	1.06	—	14.40	31.42	1.12	1.05	1.05	(0.30)	49,415	53
12-31-19	1.31	—	11.93	36.88	1.02	1.02	1.02	(0.04)	47,101	16
12-31-18	1.16	—	9.74	(3.44)	1.02	1.02	1.02	0.11	42,403	19
Class S2
12-31-22	2.83	—	6.83	(24.60)	1.26	1.18	1.18	(0.41)	2,207	29
12-31-21	2.45	—	12.57	13.28	1.24	1.20	1.20	(0.82)	5,903	31
12-31-20	1.06	—	13.28	31.40	1.27	1.20	1.20	(0.46)	6,833	53
12-31-19	1.31	—	11.08	36.69	1.17	1.17	1.17	(0.18)	5,586	16
12-31-18	1.16	—	9.13	(3.65)	1.17	1.17	1.17	(0.03)	4,094	19
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-22	14.44	—	48.66	(40.93)	1.30	1.23	1.23	(0.81)	210,945	30
12-31-21	9.55	—	102.35	19.54	1.30	1.23	1.23	(0.91)	394,504	28
12-31-20	3.46	—	93.76	36.00	1.31	1.23	1.23	(0.75)	362,950	36
12-31-19	19.26	—	71.90	30.15	1.23	1.21	1.21	(0.43)	302,258	26
12-31-18	15.87	—	70.96	(1.57)	1.23	1.21	1.21	(0.24)	239,404	47
Class I
12-31-22	14.44	—	58.86	(40.66)	0.80	0.73	0.73	(0.31)	957,701	30
12-31-21	9.55	—	119.12	20.15	0.80	0.73	0.73	(0.41)	1,742,542	28
12-31-20	3.46	—	107.26	36.68	0.81	0.73	0.73	(0.25)	1,506,472	36
12-31-19	19.43	—	81.43	30.83	0.73	0.71	0.71	0.07	1,290,657	26
12-31-18	16.10	—	78.04	(1.09)	0.73	0.71	0.71	0.27	1,092,998	47
Class S
12-31-22	14.44	—	53.85	(40.81)	1.05	0.98	0.98	(0.56)	39,165	30
12-31-21	9.55	—	110.92	19.85	1.05	0.98	0.98	(0.66)	72,845	28
12-31-20	3.46	—	100.68	36.36	1.06	0.98	0.98	(0.50)	74,335	36
12-31-19	19.26	—	76.79	30.47	0.98	0.96	0.96	(0.18)	65,359	26
12-31-18	15.91	—	74.54	(1.33)	0.98	0.96	0.96	0.01	329,427	47
Class S2
12-31-22	14.44	—	50.36	(40.88)	1.20	1.13	1.13	(0.71)	3,544	30
12-31-21	9.55	—	105.14	19.68	1.20	1.13	1.13	(0.81)	6,338	28
12-31-20	3.46	—	95.99	36.13	1.21	1.13	1.13	(0.64)	5,735	36
12-31-19	19.26	—	73.47	30.27	1.13	1.11	1.11	(0.33)	9,074	26
12-31-18	15.87	—	72.10	(1.47)	1.13	1.11	1.11	(0.14)	8,564	47

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•  Calculated using average number of shares outstanding throughout the year or period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The twelve series (each, a "Portfolio" and collectively, the "Portfolios") included in this report are: Voya Global Bond Portfolio ("Global Bond"), Voya International High Dividend Low Volatility Portfolio ("International High Dividend Low Volatility"), VY® American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), VY® Baron Growth Portfolio ("Baron Growth"), VY® Columbia Contrarian Core Portfolio ("Columbia Contrarian Core"), VY® Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), VY® Invesco Comstock Portfolio ("Invesco Comstock"), VY® Invesco Equity and Income Portfolio ("Invesco Equity and Income"), VY® Invesco Global Portfolio ("Invesco Global"), VY® JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth") and VY® T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"). Each Portfolio is a diversified series of the Company, except T. Rowe Price Growth Equity, which is non-diversified. The investment objective of the Portfolios is described in the respective Portfolio's Prospectus.

The classes of shares included in this report are: Adviser ("Class ADV"), Initial ("Class I"), Class R6, Service ("Class S") and Service 2 ("Class S2"); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC ("Voya IM"), a Delaware limited liability company, serves as the sub-adviser to Global Bond and International High Dividend Low Volatility. Voya Investments Distributor, LLC ("VID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio's assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio's assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities' prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio's assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio's sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset's fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine a Portfolio's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in a Portfolio.

The Portfolios' financial instruments are valued at the close of the NYSE and are reported at fair value, which

GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio's own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio's investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the sub-advisers' or Pricing Committee's judgment about the assumptions that a market

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio's investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the

Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Global Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Invesco Comstock, Invesco Equity and Income, JPMorgan Mid Cap Value, T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with GAAP for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio's exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter ("OTC"), with a single counterparty and as a result are subject to credit risks related to the counterparty's ability or willingness to perform its obligations; any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2022, the maximum amount of loss that Global Bond, Invesco Comstock, and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $1,225,454, $22,367, and $297,283, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts, OTC purchased options, forward premium swaptions and OTC volatility swaps were they to be unwound as of December 31, 2022. At December 31, 2022, Global Bond had received $480,000 in cash collateral for open OTC derivatives transactions with its respective counterparties. There was no cash collateral received by any other Portfolio at December 31, 2022.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and/or a percentage

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2022, Global Bond, Invesco Comstock, Invesco Equity and Income and Invesco Global had a liability position of $1,467,104, $48,984, $45,335 and $39,288, respectively, on open forward foreign currency contracts, forward premium swaptions, and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2022, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2022, Global Bond had pledged $1,800,000 in cash collateral for open OTC derivatives transactions with its respective counterparties. There was no cash collateral pledged by any other Portfolio at December 31, 2022.

As of December 31, 2022, American Century Small-Mid Cap Value had not entered into any Master Agreements.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

During the year ended December 31, 2022, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Purchased	Sold
Global Bond*	$136,274,146	$81,594,629
International High Dividend Low Volatility**	—	101,432
American Century Small-Mid Cap Value**	350,386	18,319,344
Invesco Comstock**	423,162	5,558,583
Invesco Equity and Income**	7,212,572	31,359,238
Invesco Global**	—	2,073,262

*  For the year ended December 31, 2022, the Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2022.

**  For the year ended December 31, 2022, the Portfolios used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2022. There were no open forward foreign currency contracts for International High Dividend Low Volatility at December 31, 2022.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2022, Global Bond had purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2022, Global Bond had an average notional value of $36,587,859 and $22,354,005 on futures contracts purchased and sold, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at December 31, 2022.

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as "restricted securities." These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

L.  Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements ("MSFTA") with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2022, Global Bond received $6,872 in cash collateral for open when-issued or delayed-delivery transactions.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2022, Global Bond had purchased and written interest rate swaptions with an average notional value of $1,938,000 and $16,514,040, respectively, to gain additional exposure to interest rates and to generate income. Please refer to the tables within the Portfolio of Investments for open written interest swaptions at December 31, 2022. There were no open purchased interest rate swaptions at December 31, 2022.

During the year ended December 31, 2022, Global Bond had purchased and written foreign currency options with an average notional value of $7,821,338 and $7,618,788, respectively, to gain exposure to foreign currencies and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at December 31, 2022.

During the year ended December 31, 2022, Global Bond had purchased and written forward premium swaptions with an average notional value of $8,118,100 and $33,206,200, respectively, to gain exposure to manage duration and yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased and written forward premium swaptions at December 31, 2022.

During the year ended December 31, 2022, Global Bond had purchased and written options on exchange-traded funds with an average notional value of $11,618,793 and $6,310,922, respectively, to gain additional exposure to the high yield corporate bond market and to generate income. There were no open purchased and written options on exchange-traded funds at December 31, 2022.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

During the year ended December 31, 2022, Global Bond purchase and sold credit protection on credit default swap indices ("CDX") with an average notional amount of $2,642,185 and $4,124,400, respectively, to hedge or to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2022. There were no open credit default swaps to sell protection at December 31, 2022.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2022, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $40,354,001.

For the year ended December 31, 2022, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $78,279,337.

Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2022.

At December 31, 2022, Global Bond had pledged $985,000 in cash collateral for open centrally cleared credit default and interest rate swaps.

Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

During the year ended December 31, 2022, Global Bond had entered into receiver volatility swaps on foreign currencies with an average notional amount of $2,391,735. Please refer to the Portfolio of Investments for open volatility swaps at December 31, 2022.

Total Return Swap Contracts. Certain Portfolios may enter into total return swaps. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Portfolio's use of a total return swap exposes the Portfolio to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

For the year ended December 31, 2022, Global Bond entered into receiver and payer total return swaps on sovereign bonds with an average notional amount of

$14,851,030 and $6,763,045, respectively. There were no open total return swaps at December 31, 2022.

P.  Equity-Linked Notes. Invesco Equity and Income invests in equity-linked notes. Equity-linked notes are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked notes is recorded as Interest income in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked note. The risks of investing in equity-linked notes include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked notes and the appreciation potential may be limited. Equity-linked notes may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked notes at December 31, 2022.

Q.  Structured Notes. Global Bond and Invesco Equity and Income invest in structured notes whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these notes may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these notes will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured note. There were no open structured products at December 31, 2022.

R.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Global Bond	$30,968,204	$68,020,607
International High Dividend Low Volatility	238,297,436	258,099,169
American Century Small-Mid Cap Value	240,894,763	255,149,425
Baron Growth	5,493,862	41,309,883
Columbia Contrarian Core	82,576,160	211,446,366
Columbia Small Cap Value II	95,160,700	110,715,415
Invesco Comstock	58,951,114	92,519,269
Invesco Equity and Income	236,402,039	339,092,287
Invesco Global	162,743,265	291,698,673
JPMorgan Mid Cap Value	47,739,302	93,351,506
T. Rowe Price Diversified Mid Cap Growth	328,564,588	423,573,977
T. Rowe Price Growth Equity	452,379,606	619,872,957

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$233,553,096	$223,464,517
Invesco Equity and Income	1,291,745,727	1,296,282,457

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Global Bond(1)	0.600% on the first $4 billion;
0.575% on the next $1 billion;
0.550% on the next $1 billion;
0.530% on assets over $6 billion
International High Dividend Low Volatility	0.60% on all assets
American Century Small-Mid Cap Value(1)	1.10% on the first $250 million;
1.05% on the next $250 million;
1.00% on assets over $500 million
Baron Growth	0.950% on the first $1 billion;
0.925% on the next $1 billion;
0.900% on assets over $2 billion
Portfolio	Fee
Columbia Contrarian Core(1)	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on assets over $1 billion
Columbia Small Cap Value II(1)	0.85% on all assets
Invesco Comstock	0.70% on all assets
Invesco Equity and Income(1)	0.65% on the first $750 million;
0.63% on the next $250 million;
0.61% on assets over $1 billion
Invesco Global	0.70% on the first $3 billion;
0.68% on the next $1 billion;
0.67% on the next $4 billion;
0.66% on assets over $8 billion
JPMorgan Mid Cap Value(1)	0.85% on the first $500 million;
0.75% on the next $500 million;
0.70% on assets over $1 billion
T. Rowe Price Diversified Mid Cap Growth(1)	0.74% on all assets
T. Rowe Price Growth Equity(1)	0.70% on all assets

(1)  The Investment Adviser is contractually obligated to waive 0.003%, 0.165%, 0.048%, 0.027%, 0.01%, 0.02% and 0.019% of the management fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Equity and Income, T. Rowe Price Diversified Mid Cap Growth, and T. Rowe Price Growth Equity, respectively. Effective December 1, 2022, the Investment Adviser is contractually obligated to waive 0.025% of the management fee for JPMorgan Mid Cap Value. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board. Prior to December 1, 2022, the management fee waiver for Columbia Contrarian Core was 0.023%.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
International High Dividend Low Volatility	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock, Invesco Equity and Income & Invesco Global	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution (the "Plan"), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV shares and a Portfolio makes payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.02% of the distribution fee for Class S2 shares of Invesco Equity and Income. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to shareholder organizations pursuant to the shareholder servicing plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Invesco Comstock	5.61%
	Invesco Global	6.97
	T. Rowe Price Diversified Mid Cap Growth	10.93
Security Life of Denver Insurance Company	Global Bond	8.72
	Columbia Small Cap Value II	5.30
Voya Institutional Trust Company	Global Bond	13.94
	International High Dividend Low Volatility	7.27
	American Century Small-Mid Cap Value	54.49
	Baron Growth	32.61
	Columbia Contrarian Core	48.54
	Columbia Small Cap Value II	21.79
	Invesco Comstock	13.05
	Invesco Global	15.68
	JPMorgan Mid Cap Value	30.29
	T. Rowe Price Diversified Mid Cap Growth	15.63
	T. Rowe Price Growth Equity	30.05
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Retirement Insurance and Annuity Company	Global Bond	70.52%
	International High Dividend Low Volatility	25.68
	American Century Small-Mid Cap Value	43.06
	Baron Growth	61.36
	Columbia Contrarian Core	45.39
	Columbia Small Cap Value II	28.50
	Invesco Comstock	37.06
	Invesco Equity and Income	37.60
	Invesco Global	66.87
	JPMorgan Mid Cap Value	40.10
	T. Rowe Price Diversified Mid Cap Growth	62.32
	T. Rowe Price Growth Equity	54.27
Voya Solution 2035 Portfolio	Invesco Comstock	6.10
Voya Solution 2045 Portfolio	Invesco Comstock	6.36
Voya Solution Moderately Aggressive Portfolio	Invesco Comstock	7.69

The Investment Adviser may direct the Portfolios' sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the "Notional Funds"). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors' deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statements of Assets and Liabilities. Deferral of directors' fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios' assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Global Bond	$159,744
International High Dividend Low Volatility	260,400
American Century Small-Mid Cap Value	664,142
Baron Growth	506,601
Columbia Contrarian Core	41,503
Columbia Small Cap Value II	162,906
Invesco Comstock	141,700
Invesco Equity and Income	515,526
Invesco Global	1,262,707
JPMorgan Mid Cap Value	409,510
T. Rowe Price Diversified Mid Cap Growth	868,345
T. Rowe Price Growth Equity	979,230

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Global Bond	1.17%	0.67%	N/A	0.92%	N/A
International High Dividend Low Volatility	1.25%	0.75%	N/A	1.00%	1.15%
American Century Small-Mid Cap Value	1.52%	1.02%	N/A	1.27%	1.42%
Baron Growth	1.49%	0.99%	0.99%	1.24%	1.39%
Columbia Contrarian Core(1)	N/A	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.45%	0.95%	0.95%	1.20%	1.35%
Invesco Comstock(2)	N/A	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	N/A	0.90%	1.05%
Invesco Global	1.30%	0.80%	N/A	1.05%	1.20%
JPMorgan Mid Cap Value	1.38%	0.88%	N/A	1.13%	1.28%
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	N/A	1.00%	1.15%

(1)  Pursuant to a side letter agreement, through May 1, 2023, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.25%, 0.75% and 1.00% for Class ADV, Class I and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)  Pursuant to a side letter agreement, through May 1, 2023, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.20%, 0.70%, 0.95%, and 1.10% for Class ADV, Class I,
Class S, and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At December 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2023	2024	2025	Total
Global Bond	$209,164	$211,149	$177,402	$597,715
American Century Small-Mid Cap Value	1,094,983	1,067,866	1,088,778	3,251,627
Baron Growth	2,722	—	—	2,722
Invesco Equity and Income	735,475	689,609	760,458	2,185,542
Invesco Global	694,966	432,246	536,939	1,664,151
JPMorgan Mid Cap Value	448,778	463,244	413,972	1,325,994
T. Rowe Price Growth Equity	1,106,658	976,182	734,976	2,817,816

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2022, are as follows:

	December 31,
	2023	2024	2025	Total
Baron Growth
Class ADV	$149,830	$127,757	$107,485	$385,072
Class I	210,262	165,825	131,076	507,163
Class S	320,888	260,627	217,990	799,505
Class S2	3,574	2,721	2,162	8,457
Columbia Small Cap Value II
Class ADV	12,463	7,521	13,356	33,340
Class I	16,873	9,718	18,923	45,514
Class S	42,446	21,127	32,665	96,238
Class S2	746	403	686	1,835
T. Rowe Price Diversified Mid Cap Growth
Class ADV	41,013	28,525	31,686	101,224
Class I	709,134	486,839	503,001	1,698,974
Class S	29,018	19,449	16,957	65,424
Class S2	3,796	2,774	1,931	8,501

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

The Expense Limitation Agreement is contractual through May 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2022 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	5	$1,219,000	1.58%
International High Dividend Low Volatility	14	1,563,357	2.38
Baron Growth	68	971,500	2.27
Columbia Contrarian Core	1	1,496,000	1.33
Invesco Global	1	544,000	1.33
JPMorgan Mid Cap Value	1	4,477,000	1.33
T. Rowe Price Diversified Mid Cap Growth	6	1,595,667	2.25
T. Rowe Price Growth Equity	1	10,999,000	1.33

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/2022	70,423	—	42,819	(220,691)	(107,449)	591,953	—	368,978	(1,911,909)	(950,978)
12/31/2021	146,488	—	101,137	(225,961)	21,664	1,554,242	—	1,059,813	(2,405,586)	208,469
Class I
12/31/2022	348,901	—	297,314	(1,190,699)	(544,484)	3,088,657	—	2,606,514	(10,496,268)	(4,801,097)
12/31/2021	427,848	—	628,708	(1,280,804)	(224,248)	4,747,549	—	6,725,199	(13,948,944)	(2,476,196)
Class S
12/31/2022	302,312	—	72,358	(532,267)	(157,597)	2,738,436	—	633,923	(4,766,015)	(1,393,656)
12/31/2021	359,591	—	155,896	(538,462)	(22,975)	3,908,842	—	1,663,347	(5,968,917)	(396,728)
International High Dividend Low Volatility
Class ADV
12/31/2022	283,668	—	115,177	(319,384)	79,461	2,526,636	—	1,010,101	(2,947,221)	589,516
12/31/2021	102,390	—	52,566	(365,602)	(210,646)	1,037,243	—	540,901	(3,670,569)	(2,092,425)
Class I
12/31/2022	647,467	—	580,832	(1,455,005)	(226,706)	6,299,391	—	5,146,169	(13,714,363)	(2,268,803)
12/31/2021	460,734	—	295,016	(1,508,212)	(752,462)	4,759,975	—	3,068,169	(15,417,513)	(7,589,369)
Class S
12/31/2022	608,121	—	1,064,261	(3,882,533)	(2,210,151)	5,509,648	—	9,376,139	(36,035,659)	(21,149,872)
12/31/2021	454,811	—	564,287	(4,446,542)	(3,427,444)	4,684,050	—	5,834,728	(45,069,304)	(34,550,526)
Class S2
12/31/2022	7,428	—	1,999	(3,301)	6,126	72,274	—	17,790	(26,281)	63,783
12/31/2021	2,385	—	706	(689)	2,402	24,459	—	7,373	(7,050)	24,782

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
American Century Small-Mid Cap Value
Class ADV
12/31/2022	454,499	—	1,787,328	(931,108)	1,310,719	5,645,878	—	19,606,986	(11,493,702)	13,759,162
12/31/2021	574,260	—	54,874	(1,398,054)	(768,920)	7,645,195	—	741,893	(18,477,186)	(10,090,098)
Class I
12/31/2022	1,151,740	—	2,622,009	(1,985,293)	1,788,456	15,865,162	—	31,568,986	(26,403,580)	21,030,568
12/31/2021	1,216,000	—	122,634	(2,463,814)	(1,125,180)	17,471,822	—	1,787,999	(35,235,044)	(15,975,223)
Class S
12/31/2022	435,965	—	1,440,363	(828,369)	1,047,959	6,024,851	—	16,996,280	(11,041,329)	11,979,802
12/31/2021	371,537	—	54,847	(984,265)	(557,881)	5,318,031	—	786,510	(13,429,366)	(7,324,825)
Class S2
12/31/2022	35,842	—	31,283	(84,421)	(17,296)	469,019	—	343,178	(1,100,290)	(288,093)
12/31/2021	52,013	—	1,416	(179,069)	(125,640)	674,027	—	19,149	(2,412,139)	(1,718,963)
Baron Growth
Class ADV
12/31/2022	220,023	—	671,848	(570,047)	321,824	4,712,456	—	13,275,713	(12,341,940)	5,646,229
12/31/2021	260,360	—	419,077	(479,266)	200,171	7,095,819	—	11,180,973	(13,154,085)	5,122,707
Class I
12/31/2022	258,513	—	511,672	(747,115)	23,070	6,824,708	—	12,899,261	(20,713,255)	(989,286)
12/31/2021	311,835	—	361,998	(885,710)	(211,877)	10,500,975	—	11,935,097	(29,525,384)	(7,089,312)
Class R6
12/31/2022	337,628	—	159,604	(330,867)	166,365	8,955,785	—	4,028,415	(9,356,393)	3,627,807
12/31/2021	143,926	—	99,200	(246,153)	(3,027)	4,799,695	—	3,273,603	(8,201,082)	(127,784)
Class S
12/31/2022	197,570	—	1,061,115	(702,931)	555,754	4,780,840	—	23,959,964	(16,689,888)	12,050,916
12/31/2021	132,534	—	688,156	(1,095,774)	(275,084)	4,072,010	—	20,610,306	(33,055,860)	(8,373,544)
Class S2
12/31/2022	16,096	—	13,398	(14,275)	15,219	343,817	—	271,581	(305,791)	309,607
12/31/2021	13,002	—	7,767	(40,917)	(20,148)	365,529	—	211,817	(1,158,300)	(580,954)
Columbia Contrarian Core
Class ADV
12/31/2022	83,008	—	294,171	(238,594)	138,585	1,485,070	—	4,553,775	(4,026,799)	2,012,046
12/31/2021	164,911	—	167,124	(211,683)	120,352	3,382,325	—	3,369,226	(4,427,216)	2,324,335
Class I
12/31/2022	651,399	—	1,212,158	(8,292,618)	(6,429,061)	12,258,297	—	20,933,966	(140,875,241)	(107,682,978)
12/31/2021	1,138,555	—	707,436	(1,261,034)	584,957	26,185,506	—	15,634,335	(28,569,053)	13,250,788
Class S
12/31/2022	58,317	—	202,541	(120,661)	140,197	1,133,421	—	3,360,151	(2,228,999)	2,264,573
12/31/2021	78,569	—	118,105	(129,803)	66,871	1,725,929	—	2,522,728	(2,839,735)	1,408,922
Columbia Small Cap Value II
Class ADV
12/31/2022	191,406	—	295,672	(482,743)	4,335	3,412,077	—	4,692,317	(8,331,191)	(226,797)
12/31/2021	872,371	—	10,889	(533,975)	349,285	16,819,188	—	207,547	(10,353,412)	6,673,323
Class I
12/31/2022	889,096	—	407,397	(664,746)	631,747	16,985,255	—	6,791,315	(12,158,531)	11,618,039
12/31/2021	797,433	—	18,560	(830,131)	(14,138)	15,875,731	—	368,043	(16,734,530)	(490,756)
Class R6
12/31/2022	128,469	—	93,582	(207,485)	14,566	2,397,569	—	1,562,818	(3,721,760)	238,627
12/31/2021	285,247	—	4,422	(140,643)	149,026	5,805,072	—	87,814	(2,859,917)	3,032,969
Class S
12/31/2022	139,968	—	671,341	(780,002)	31,307	2,561,264	—	11,137,553	(14,436,108)	(737,291)
12/31/2021	682,426	—	29,732	(1,310,880)	(598,722)	13,766,939	—	587,512	(26,262,690)	(11,908,239)
Class S2
12/31/2022	23,245	—	14,970	(22,883)	15,332	428,091	—	238,020	(425,893)	240,218
12/31/2021	52,418	—	493	(56,307)	(3,396)	1,041,420	—	9,407	(1,111,383)	(60,556)
Invesco Comstock
Class ADV
12/31/2022	264,767	—	25,883	(299,614)	(8,964)	5,646,643	—	530,192	(6,141,056)	35,779
12/31/2021	145,469	—	19,416	(289,658)	(124,773)	2,836,895	—	403,191	(5,615,125)	(2,375,039)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Invesco Comstock (continued)
Class I
12/31/2022	1,172,233	—	141,611	(2,995,144)	(1,681,300)	24,748,611	—	2,931,301	(64,409,776)	(36,729,864)
12/31/2021	4,561,351	—	136,276	(3,351,084)	1,346,543	90,254,805	—	2,872,788	(63,144,551)	29,983,042
Class S
12/31/2022	611,922	—	75,624	(364,814)	322,732	13,045,755	—	1,567,210	(7,586,407)	7,026,558
12/31/2021	370,756	—	53,139	(496,521)	(72,626)	7,400,012	—	1,119,663	(9,559,560)	(1,039,885)
Invesco Equity and Income
Class ADV
12/31/2022	127,486	—	176,430	(175,626)	128,290	6,066,772	—	7,174,942	(8,057,342)	5,184,372
12/31/2021	104,226	—	20,455	(108,131)	16,550	5,203,568	—	1,040,639	(5,364,684)	879,523
Class I
12/31/2022	135,855	—	1,696,342	(1,033,653)	798,544	6,491,868	—	70,704,485	(48,175,528)	29,020,825
12/31/2021	137,798	—	246,394	(1,117,269)	(733,077)	6,968,284	—	12,825,759	(56,526,696)	(36,732,653)
Class S
12/31/2022	38,060	—	1,427,620	(1,288,384)	177,296	1,774,410	—	58,915,829	(59,514,734)	1,175,505
12/31/2021	91,794	—	200,039	(1,577,207)	(1,285,374)	4,665,687	—	10,309,711	(79,391,738)	(64,416,340)
Class S2
12/31/2022	184,335	—	1,108,866	(849,626)	443,575	8,451,745	—	44,865,301	(38,536,842)	14,780,204
12/31/2021	69,727	—	141,604	(917,369)	(706,038)	3,381,490	—	7,171,073	(45,287,140)	(34,734,577)
Invesco Global
Class ADV
12/31/2022	222,212	—	1,100,549	(740,933)	581,828	3,870,638	—	17,135,556	(12,413,610)	8,592,584
12/31/2021	356,278	—	269,670	(424,309)	201,639	8,574,570	—	6,650,068	(10,140,640)	5,083,998
Class I
12/31/2022	650,417	—	8,613,191	(5,837,436)	3,426,172	12,546,150	—	145,390,666	(108,060,329)	49,876,487
12/31/2021	639,488	—	2,288,016	(6,456,145)	(3,528,641)	16,254,795	—	60,106,187	(164,710,892)	(88,349,910)
Class S
12/31/2022	378,496	—	1,255,805	(1,525,228)	109,073	7,069,211	—	19,841,719	(27,707,092)	(796,162)
12/31/2021	309,536	—	345,738	(1,541,488)	(886,214)	7,551,935	—	8,612,323	(37,125,539)	(20,961,281)
Class S2
12/31/2022	25,150	—	32,182	(68,439)	(11,107)	426,136	—	484,333	(1,001,226)	(90,757)
12/31/2021	24,294	—	8,365	(54,759)	(22,100)	564,682	—	200,349	(1,275,427)	(510,396)
JPMorgan Mid Cap Value
Class ADV
12/31/2022	221,679	—	977,597	(582,485)	616,791	3,879,450	—	14,497,034	(9,678,284)	8,698,200
12/31/2021	465,629	—	203,042	(896,948)	(228,277)	8,560,886	—	3,739,188	(16,193,716)	(3,893,642)
Class I
12/31/2022	570,188	—	1,222,015	(1,668,639)	123,564	10,136,830	—	19,038,677	(30,376,461)	(1,200,954)
12/31/2021	865,455	—	302,747	(1,992,142)	(823,940)	16,488,418	—	5,837,589	(37,944,867)	(15,618,860)
Class S
12/31/2022	182,377	—	1,808,846	(1,287,787)	703,436	3,184,757	—	27,658,238	(22,649,935)	8,193,060
12/31/2021	310,094	—	415,449	(1,842,421)	(1,116,878)	5,812,653	—	7,866,665	(34,229,733)	(20,550,415)
Class S2
12/31/2022	24,870	—	16,658	(96,059)	(54,531)	449,343	—	246,251	(1,605,975)	(910,381)
12/31/2021	59,064	—	2,885	(44,471)	17,478	1,090,895	—	53,361	(795,684)	348,572
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2022	367,170	—	2,296,332	(862,844)	1,800,658	3,205,902	—	16,464,701	(7,629,568)	12,041,035
12/31/2021	797,966	—	1,013,280	(595,469)	1,215,777	10,583,797	—	12,473,482	(7,822,090)	15,235,189
Class I
12/31/2022	1,244,653	—	24,016,234	(8,899,097)	16,361,790	13,736,797	—	219,028,054	(94,918,070)	137,846,781
12/31/2021	526,034	—	12,250,463	(8,435,391)	4,341,106	8,136,801	—	179,469,278	(129,593,015)	58,013,064
Class R6
12/31/2022	1,706,574	—	2,546,756	(1,800,814)	2,452,516	19,547,177	—	23,277,351	(19,438,293)	23,386,235
12/31/2021	2,833,110	—	1,463,622	(3,485,925)	810,807	45,529,761	—	21,456,701	(53,314,177)	13,672,285
Class S
12/31/2022	175,005	—	932,145	(980,474)	126,676	1,709,581	—	7,774,089	(10,103,489)	(619,819)
12/31/2021	192,838	—	540,994	(854,958)	(121,126)	2,793,284	—	7,427,852	(12,508,362)	(2,287,226)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Diversified Mid Cap Growth (continued)
Class S2
12/31/2022	29,976	—	157,230	(333,568)	(146,362)	286,032	—	1,146,204	(2,690,057)	(1,257,821)
12/31/2021	19,996	—	97,876	(163,084)	(45,212)	267,568	—	1,217,580	(2,088,060)	(602,912)
T. Rowe Price Growth Equity
Class ADV
12/31/2022	166,206	—	877,830	(563,102)	480,934	11,556,479	—	52,283,533	(38,875,365)	24,964,647
12/31/2021	149,326	—	347,792	(514,043)	(16,925)	15,332,817	—	34,928,755	(51,591,722)	(1,330,150)
Class I
12/31/2022	1,658,827	—	2,789,618	(2,804,335)	1,644,110	137,761,851	—	200,545,652	(236,448,062)	101,859,441
12/31/2021	1,579,947	—	1,153,850	(2,150,279)	583,518	187,644,821	—	134,596,628	(249,226,605)	73,014,844
Class S
12/31/2022	47,221	—	135,562	(112,278)	70,505	3,470,623	—	8,926,736	(8,592,782)	3,804,577
12/31/2021	52,349	—	54,728	(188,684)	(81,607)	5,717,825	—	5,950,016	(20,069,600)	(8,401,759)
Class S2
12/31/2022	16,228	—	13,359	(19,493)	10,094	1,310,901	—	823,026	(1,430,663)	703,264
12/31/2021	21,355	—	4,853	(25,672)	536	2,279,800	—	500,457	(2,703,352)	76,905

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less ("Permitted Investments"). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted

Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2022:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$114,969	$(114,969)	$—
BNP Paribas	4,889	(4,889)	—
BofA Securities Inc	359,217	(359,217)	—
Citigroup Global Markets Inc.	10,097	(10,097)	—
Daiwa Capital Markets America Inc.	37,902	(37,902)	—
Deutsche Bank Securities Inc.	11,368	(11,368)	—
Goldman, Sachs & Co. LLC	9,494	(9,494)	—
HSBC Securities (USA) Inc.	23,648	(23,648)	—
J.P. Morgan Securities LLC	62,260	(62,260)	—
MUFG Securities Americas Inc.	24,276	(24,276)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

Global Bond (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
NatWest Markets Securities Inc.	$227,104	$(227,104)	$—
RBC Dominion Securities Inc	27,434	(27,434)	—
Societe Generale	516,714	(516,714)	—
TD Securities INC	78,626	(78,626)	—
Truist Securities INC	32,696	(32,696)	—
UBS AG	43,000	(43,000)	—
UBS Securities LLC.	37,407	(37,407)	—
US Bancorp Investments	16,184	(16,184)	—
Total	$1,637,285	$(1,637,285)	$—

(1)  Cash collateral with a fair value of $1,684,277 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

International High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,013,402	$(1,013,402)	$—
BMO Capital Markets Corp	1,800,225	(1,800,225)	—
Citigroup Global Markets Limited	3,820,209	(3,820,209)	—
UBS AG	244,990	(244,990)	—
Total	$6,878,826	$(6,878,826)	$—

(1)  Cash collateral with a fair value of $7,250,283 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$55,000	$(55,000)	$—
BNP Paribas Prime Brokerage Intl Ltd	414,601	(414,601)	—
J.P. Morgan Securities LLC	294,767	(294,767)	—
Nomura Securities International, Inc.	355,941	(355,941)	—
TD Prime Services LLC	345,674	(345,674)	—
UBS AG	73,848	(73,848)	—
Wells Fargo Securities LLC	6,777	(6,777)	—
Total	$1,546,608	$(1,546,608)	$—

(1)  Cash collateral with a fair value of $1,611,775 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Securities Corp.	$42,793	$(42,793)	$—
Canadian Imperial Bank of Commerce	473,975	(473,975)	—
Citadel Clearing LLC	1,824,723	(1,824,723)	—
Citigroup Global Markets Inc.	999,863	(999,863)	—
Deutsche Bank Securities Inc.	3,051,299	(3,051,299)	—

Invesco Equity and Income (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Industrial And Commercial Bank Of China	$7,269,383	$(7,269,383)	$—
J.P. Morgan Securities LLC	2,169,348	(2,169,348)	—
Jefferies LLC	67,468	(67,468)	—
Morgan Stanley & Co. LLC	78,300	(78,300)	—
National Financial Services LLC	485,260	(485,260)	—
RBC Capital Markets, LLC	317,401	(317,401)	—
Societe Generale	43,084,208	(43,084,208)	—
UBS AG	5,009,919	(5,009,919)	—
UBS Securities LLC.	1,035,809	(1,035,809)	—
Wells Fargo Bank NA	1,202,557	(1,202,557)	—
Wells Fargo Securities LLC	906,234	(906,234)	—
Total	$68,018,540	$(68,018,540)	$—

(1)  Cash collateral with a fair value of $69,650,199 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$2,183,626	$(2,183,626)	$—
BMO Capital Markets Corp	1,127	(1,127)	—
BNP Paribas Prime Brokerage Intl Ltd	27,555	(27,555)	—
BofA Securities Inc	1,580,292	(1,580,292)	—
CIBC World Markets Corporation	20,286	(20,286)	—
J.P. Morgan Securities LLC	115,168	(115,168)	—
Total	$3,928,054	$(3,928,054)	$—

(1)  Cash collateral with a fair value of $4,010,956 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

VY® JPMorgan Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
TD Prime Services LLC	$407,083	$(407,083)	$—
Total	$407,083	$(407,083)	$—

(1)  Cash collateral with a fair value of $419,761 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$216,645	$(216,645)	$—
BMO Capital Markets Corp	83,855	(83,855)	—
BNP Paribas Prime Brokerage Intl Ltd	2,012,877	(2,012,877)	—
BofA Securities Inc	3,510,528	(3,510,528)	—
Goldman, Sachs & Co. LLC	1,580,575	(1,580,575)	—
J.P. Morgan Securities LLC	7,561	(7,561)	—
Mizuho Securities USA LLC.	5,847	(5,847)	—
Morgan Stanley & Co. LLC	1,564,489	(1,564,489)	—
Nationa Bank of Canada Financial INC	1,173,067	(1,173,067)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

T. Rowe Price Diversified Mid Cap Growth (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	$586,015	$(586,015)	$—
Scotia Capital (USA) INC	619,075	(619,075)	—
State Street Bank and Trust Company	1,824,918	(1,824,918)	—
UBS AG	511,646	(511,646)	—
Wells Fargo Bank NA	1,143,706	(1,143,706)	—
Total	$14,840,804	$(14,840,804)	$—

(1)  Cash collateral with a fair value of $15,220,144 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$11,390,527	$(11,390,527)	$—
BNP Paribas Securities Corp.	615,900	(615,900)	—
Daiwa Capital Markets America Inc.	137,360	(137,360)	—
HSBC Bank PLC	1,620,694	(1,620,694)	—
UBS AG	21,780,218	(21,780,218)	—
Wells Fargo Securities LLC	1,230,201	(1,230,201)	—
Total	$36,774,900	$(36,774,900)	$—

(1)  Cash collateral with a fair value of $37,898,485 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, capital loss carryforwards, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2022:

	Paid-in Capital	Distributable Earnings
Global Bond	$(4,408,169)	$4,408,169
American Century Small-Mid Cap Value	(34)	34
Baron Growth	(912,129)	912,129
T. Rowe Price Growth Equity	(6,135,337)	6,135,337

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2022			Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Global Bond	$—	$—	$3,609,415	$8,265,790	$—	$1,182,569
International High Dividend Low Volatility	15,550,199	—	—	9,451,171	—	—
American Century Small-Mid Cap Value	27,230,616	41,284,814	—	3,335,551	—	—
Baron Growth	—	54,434,934	—	—	47,211,796	—
Columbia Contrarian Core	13,181,201	15,666,691	—	10,412,507	11,113,782	—
Columbia Small Cap Value II	7,343,668	17,078,355	—	554,727	705,596	—
Invesco Comstock	4,363,124	665,579	—	4,395,642	—	—
Invesco Equity and Income	40,101,385	141,559,172	—	30,664,167	683,015	—
Invesco Global	—	182,852,274	—	—	75,568,927	—
JPMorgan Mid Cap Value	7,186,383	54,253,817	—	2,779,046	14,717,757	—
T. Rowe Price Diversified Mid Cap Growth	22,850,695	244,839,704	—	16,444,346	205,600,547	—
T. Rowe Price Growth Equity	23,938,422	238,640,525	—	27,343,625	148,632,231	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards				Total Distributable Earnings/
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration	Other	(Loss)
Global Bond	$—	$—	$(11,449,393)	$(2,874,788)	Short-term	None	$—	$(30,152,669)
				(15,828,488)	Long-term	None
				$(18,703,276)
International High Dividend Low Volatility	13,975,635	—	7,552,787	(15,407,923)	Short-term	None	—	1,563,564
				(4,556,935)	Long-term	None
				$(19,964,858)
American Century Small-Mid Cap Value	9,473,883	34,901,125	(6,801,869)	—	—	—	—	37,573,139
Baron Growth	—	28,620,442	357,765,489	—	—	—	—	386,385,931
Columbia Contrarian Core	909,049	18,507,742	(1,491,674)	—	—	—	—	17,925,117
Columbia Small Cap Value II	737,365	10,853,586	21,036,900	—	—	—	—	32,627,851
Invesco Comstock	2,015,646	30,507,179	33,543,300	—	—	—	—	66,066,125
Invesco Equity and Income	3,144,821	57,178,672	87,786,331	—	—	—	—	148,109,824
Invesco Global	460,274	125,570,965	437,081,513	—	—	—	(1,822,821)	561,289,931
JPMorgan Mid Cap Value	413,670	30,915,898	65,592,109	—	—	—	—	96,921,677
T. Rowe Price Diversified Mid Cap Growth	62,608	1,457,143	85,598,106	—	—	—	—	87,117,857
T. Rowe Price Growth Equity	—	24,332,735	61,886,742	—	—	—	—	86,219,477

The Portfolios' major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2022, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE ("LIBOR")

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio's existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 13 — MARKET DISRUPTION (continued)

may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio's investments, including beyond a Portfolio's direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio's investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio's service providers.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2022, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class ADV	$0.0142	February 1, 2023	Daily
Class I	$0.0180	February 1, 2023	Daily
Class S	$0.0162	February 1, 2023	Daily

On January 11, 2023, the Board approved a revised management fee schedule and a revised side letter expense limit agreement with respect to American Century Small-Mid Cap Value. Effective January 1, 2023, the management fee was reduced to 0.91% on all assets and the existing management fee waiver was eliminated. Effective January 1, 2023 through May 1, 2024, the revised side letter expense limits are 1.35%, 0.85%, 1.10% and 1.25% for Class ADV, Class I, Class 2 and Class S2, respectively.

On January 11, 2023, the Board approved a revised management fee waiver for T. Rowe Price Growth Equity. Effective January 1, 2023 through May 1, 2024, the management fee waiver has increased to 0.039%.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 19.4%
		Australia: 0.1%
37,000	(1)	CSL Finance PLC, 4.050%, 04/27/2029	$34,954	0.0
63,000	(1)	CSL Finance PLC, 4.250%, 04/27/2032	59,502	0.1
15,000	(1)	CSL Finance PLC, 4.625%, 04/27/2042	13,440	0.0
25,000	(1)	CSL Finance PLC, 4.750%, 04/27/2052	22,723	0.0
11,000	(1)	CSL Finance PLC, 4.950%, 04/27/2062	9,795	0.0
3,000		Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	1,999	0.0
			142,413	0.1
		Belgium: 0.2%
96,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	87,755	0.1
124,000		Anheuser-Busch InBev Worldwide, Inc., 4.750%, 01/23/2029	122,666	0.1
			210,421	0.2
		Bermuda: 0.1%
20,000		Athene Holding Ltd., 6.650%, 02/01/2033	19,837	0.0
133,000	(1)	Triton Container International Ltd., 3.150%, 06/15/2031	103,662	0.1
57,000		XLIT Ltd., 5.500%, 03/31/2045	54,132	0.0
			177,631	0.1
Principal Amount†			Value	Percentage of Net Assets
		Canada: 0.6%
145,000	(2)	Bank of Nova Scotia/The, 4.588%, 05/04/2037	$124,114	0.1
61,000		Brookfield Finance LLC / Brookfield Finance, Inc., 3.450%, 04/15/2050	38,766	0.1
139,000		Canadian Imperial Bank of Commerce, 3.945%, 08/04/2025	135,895	0.1
38,000		Cenovus Energy, Inc., 5.400%, 06/15/2047	34,171	0.0
31,000	(2)	Enbridge, Inc., 7.375%, 01/15/2083	30,208	0.0
31,000	(2)	Enbridge, Inc., 7.625%, 01/15/2083	30,740	0.0
177,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	164,422	0.2
85,000	(1)	Intact Financial Corp., 5.459%, 09/22/2032	84,125	0.1
15,000		Nutrien Ltd., 5.950%, 11/07/2025	15,321	0.0
20,000	(1)	Rogers Communications, Inc., 3.800%, 03/15/2032	17,313	0.0
			675,075	0.6
		France: 0.7%
572,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	570,631	0.5
287,000	(1)	BPCE SA, 5.150%, 07/21/2024	281,119	0.2
			851,750	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Mexico: 0.0%
MXN	25,098	(3)	JP Morgan / Hipotecaria su Casita, 6.100%, 09/25/2035	$1,147	0.0
			Netherlands: 0.2%
	234,000	(4)	Shell International Finance BV, 3.875%, 11/13/2028	225,828	0.2
	57,000		Shell International Finance BV, 4.000%, 05/10/2046	46,752	0.0
				272,580	0.2
			Norway: 0.0%
	41,000		Equinor ASA, 3.125%, 04/06/2030	36,909	0.0
			South Africa: 0.1%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/2023	59,467	0.1
			Switzerland: 0.3%
	400,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	388,282	0.3
			United Kingdom: 0.6%
	83,000		BAT International Finance PLC, 4.448%, 03/16/2028	77,017	0.1
	200,000	(1)	LSEGA Financing PLC, 3.200%, 04/06/2041	146,010	0.1
	200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	185,863	0.2
Principal Amount†				Value	Percentage of Net Assets
150,000			Royalty Pharma PLC, 1.200%, 09/02/2025	$134,385	0.1
143,000			Royalty Pharma PLC, 1.750%, 09/02/2027	121,255	0.1
				664,530	0.6
			United States: 16.5%
165,000			AbbVie, Inc., 3.200%, 11/21/2029	149,119	0.1
154,000			AbbVie, Inc., 3.800%, 03/15/2025	150,220	0.1
133,000			AbbVie, Inc., 4.050%, 11/21/2039	114,397	0.1
2,000			AbbVie, Inc., 4.300%, 05/14/2036	1,808	0.0
90,000			Advance Auto Parts, Inc., 3.900%, 04/15/2030	79,085	0.1
90,000			Advanced Micro Devices, Inc., 3.924%, 06/01/2032	83,891	0.1
73,000			Advanced Micro Devices, Inc., 4.393%, 06/01/2052	64,540	0.1
153,000	(1)		AEP Texas, Inc., 3.850%, 10/01/2025	147,113	0.1
16,000	(1	),(4)	Alcon Finance Corp., 5.375%, 12/06/2032	16,132	0.0
2,000			Alleghany Corp., 3.250%, 08/15/2051	1,417	0.0
43,000			Alleghany Corp., 3.625%, 05/15/2030	39,985	0.0
2,000			Alleghany Corp., 4.900%, 09/15/2044	1,843	0.0
134,000			Altria Group, Inc., 4.500%, 05/02/2043	101,104	0.1
88,000			Altria Group, Inc., 4.800%, 02/14/2029	84,622	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
52,000		Amazon.com, Inc., 2.100%, 05/12/2031	$42,598	0.0
131,000		Amazon.com, Inc., 2.875%, 05/12/2041	98,272	0.1
35,000	(4)	Amazon.com, Inc., 3.600%, 04/13/2032	32,133	0.0
13,000		Amazon.com, Inc., 3.950%, 04/13/2052	10,832	0.0
21,000		Amazon.com, Inc., 4.100%, 04/13/2062	17,457	0.0
34,000		Amazon.com, Inc., 4.550%, 12/01/2027	33,949	0.0
45,000		Amazon.com, Inc., 4.700%, 12/01/2032	44,688	0.0
188,000		American Airlines 2021-1 Class A Pass Through Trust, 2.875%, 01/11/2036	151,850	0.1
33,000		American Electric Power Co., Inc., 3.250%, 03/01/2050	22,315	0.0
22,000	(2)	American Electric Power Co., Inc., 3.875%, 02/15/2062	17,166	0.0
63,000	(2)	American Express Co., 4.420%, 08/03/2033	59,701	0.1
33,000		American Homes 4 Rent L.P., 3.625%, 04/15/2032	27,847	0.0
17,000		American Homes 4 Rent L.P., 4.300%, 04/15/2052	12,535	0.0
181,000		American International Group, Inc., 4.750%, 04/01/2048	162,346	0.1
Principal Amount†			Value	Percentage of Net Assets
205,000		American Tower Corp., 2.750%, 01/15/2027	$186,124	0.2
29,000		American Tower Corp., 3.650%, 03/15/2027	27,129	0.0
40,000	(1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	32,933	0.0
25,000		Apple, Inc., 2.850%, 08/05/2061	16,206	0.0
18,000	(4)	Apple, Inc., 3.350%, 08/08/2032	16,395	0.0
28,000	(4)	Apple, Inc., 3.950%, 08/08/2052	23,954	0.0
19,000		Apple, Inc., 4.100%, 08/08/2062	15,910	0.0
94,000		AT&T, Inc., 3.650%, 09/15/2059	63,351	0.1
24,000		AvalonBay Communities, Inc., 5.000%, 02/15/2033	23,691	0.0
31,000		Avnet, Inc., 5.500%, 06/01/2032	28,713	0.0
153,000	(2)	Bank of America Corp., 1.734%, 07/22/2027	134,234	0.1
72,000	(2)	Bank of America Corp., 1.898%, 07/23/2031	55,417	0.1
43,000	(2)	Bank of America Corp., 2.087%, 06/14/2029	36,260	0.0
29,000	(2)	Bank of America Corp., 2.299%, 07/21/2032	22,403	0.0
72,000	(2)	Bank of America Corp., 2.572%, 10/20/2032	56,569	0.1
342,000	(2)	Bank of America Corp., 2.687%, 04/22/2032	274,552	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
18,000	(2)	Bank of America Corp., 3.593%, 07/21/2028	$16,599	0.0
48,000	(2)	Bank of America Corp., 3.846%, 03/08/2037	39,870	0.0
186,000	(2)	Bank of America Corp., 4.571%, 04/27/2033	170,660	0.2
456,000	(2)	Bank of America Corp., 5.015%, 07/22/2033	434,269	0.4
24,000	(2)	Bank of America Corp., 6.204%, 11/10/2028	24,822	0.0
52,000	(2)	Bank of New York Mellon Corp./The, 5.834%, 10/25/2033	54,071	0.1
52,000		Baxter International, Inc., 2.272%, 12/01/2028	44,445	0.0
34,000	(4)	Baxter International, Inc., 2.539%, 02/01/2032	27,098	0.0
2,000		Baxter International, Inc., 3.132%, 12/01/2051	1,300	0.0
230,000		Berry Global, Inc., 1.650%, 01/15/2027	197,024	0.2
64,000	(1)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	37,422	0.0
56,000	(1)	Blackstone Holdings Finance Co. LLC, 6.200%, 04/22/2033	56,623	0.1
223,000		Boeing Co/The, 3.625%, 02/01/2031	195,941	0.2
66,000		Boeing Co/The, 5.150%, 05/01/2030	64,554	0.1
Principal Amount†			Value	Percentage of Net Assets
86,000		Bristol-Myers Squibb Co., 3.700%, 03/15/2052	$67,347	0.1
40,000	(1)	Broadcom, Inc., 4.926%, 05/15/2037	35,038	0.0
57,000		Burlington Northern Santa Fe LLC, 4.450%, 01/15/2053	50,963	0.1
20,000	(1)	Cargill, Inc., 2.125%, 04/23/2030	16,513	0.0
47,000	(1)	Cargill, Inc., 2.125%, 11/10/2031	37,224	0.0
16,000	(1)	Cargill, Inc., 4.375%, 04/22/2052	13,959	0.0
18,000	(1)	Cargill, Inc., 5.125%, 10/11/2032	18,089	0.0
61,000		Centene Corp., 3.000%, 10/15/2030	50,142	0.1
28,000		CenterPoint Energy, Inc., 4.250%, 11/01/2028	26,313	0.0
36,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	29,042	0.0
75,000		Chubb INA Holdings, Inc., 1.375%, 09/15/2030	58,391	0.1
27,000		Chubb INA Holdings, Inc., 2.850%, 12/15/2051	17,970	0.0
11,000		Chubb INA Holdings, Inc., 3.050%, 12/15/2061	7,183	0.0
103,000		Cigna Corp., 3.200%, 03/15/2040	78,110	0.1
22,000		Cigna Corp., 3.400%, 03/15/2050	15,694	0.0
38,000		Cigna Corp., 4.800%, 08/15/2038	35,423	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
265,000	(1)		Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	$241,934	0.2
99,000			Comcast Corp., 4.250%, 01/15/2033	93,626	0.1
29,000			Comcast Corp., 5.350%, 11/15/2027	29,669	0.0
22,000			Comcast Corp., 5.500%, 11/15/2032	23,011	0.0
72,000			Comcast Corp., 5.650%, 06/15/2035	75,721	0.1
22,000			Consumers Energy Co., 4.200%, 09/01/2052	18,947	0.0
69,000	(1)		Corebridge Financial, Inc., 3.850%, 04/05/2029	62,988	0.1
37,000	(1)		Corebridge Financial, Inc., 3.900%, 04/05/2032	32,416	0.0
108,000	(1	),(2)	Corebridge Financial, Inc., 6.875%, 12/15/2052	100,299	0.1
20,000			Crown Castle, Inc., 2.900%, 03/15/2027	18,221	0.0
36,000			CSX Corp., 4.500%, 11/15/2052	31,453	0.0
50,000			CSX Corp., 4.500%, 08/01/2054	42,904	0.0
10,000			CVS Health Corp., 4.300%, 03/25/2028	9,691	0.0
2,000			CVS Health Corp., 5.125%, 07/20/2045	1,833	0.0
313,000			Dell International LLC / EMC Corp., 6.020%, 06/15/2026	319,693	0.3
Principal Amount†			Value	Percentage of Net Assets
93,590		Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	$91,773	0.1
44,000		Diamondback Energy, Inc., 6.250%, 03/15/2033	44,796	0.0
40,000		Diamondback Energy, Inc., 6.250%, 03/15/2053	38,869	0.0
35,000		Discovery Communications LLC, 5.300%, 05/15/2049	26,599	0.0
23,000		Dollar General Corp., 3.500%, 04/03/2030	20,746	0.0
78,000	(2)	Dominion Energy, Inc., 4.350%, 12/31/2199	65,905	0.1
43,000	(2)	Dominion Energy, Inc., 4.650%, 12/31/2199	37,840	0.0
57,000		Dominion Energy, Inc., 5.375%, 11/15/2032	56,676	0.1
15,000	(4)	Dow Chemical Co/The, 6.300%, 03/15/2033	15,829	0.0
20,000		Dow Chemical Co/The, 6.900%, 05/15/2053	21,836	0.0
63,000		DTE Electric Co., 4.300%, 07/01/2044	54,472	0.1
2,000		Duke Energy Carolinas LLC, 3.750%, 06/01/2045	1,561	0.0
2,000		Duke Energy Carolinas LLC, 3.875%, 03/15/2046	1,582	0.0
2,000		Duke Energy Carolinas LLC, 4.250%, 12/15/2041	1,735	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	United States (continued)
40,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	$32,771	0.0
4,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	3,373	0.0
18,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	19,272	0.0
2,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	1,684	0.0
16,000	Ecolab, Inc., 2.750%, 08/18/2055	9,619	0.0
16,000	Elevance Health, Inc., 6.100%, 10/15/2052	17,158	0.0
104,000	Energy Transfer L.P., 4.250%, 04/01/2024	102,179	0.1
1,026,000	Energy Transfer L.P., 4.900%, 02/01/2024	1,020,611	0.9
77,000	Energy Transfer L.P., 5.400%, 10/01/2047	65,567	0.1
98,000	Energy Transfer L.P., 5.750%, 02/15/2033	96,068	0.1
280,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	278,045	0.2
4,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	2,798	0.0
10,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	8,235	0.0
100,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	81,738	0.1
Principal Amount†			Value	Percentage of Net Assets
100,000		Essential Utilities, Inc., 2.704%, 04/15/2030	$84,098	0.1
55,000		Evergy Kansas Central, Inc., 3.250%, 09/01/2049	38,288	0.0
42,000		Evergy Kansas Central, Inc., 4.125%, 03/01/2042	35,067	0.0
48,000		Eversource Energy, 1.400%, 08/15/2026	42,182	0.0
51,000		Eversource Energy, 2.900%, 03/01/2027	47,031	0.0
49,000		Extra Space Storage L.P., 2.350%, 03/15/2032	37,202	0.0
43,000		Exxon Mobil Corp., 2.995%, 08/16/2039	33,034	0.0
44,000		Exxon Mobil Corp., 3.095%, 08/16/2049	31,658	0.0
57,000		Exxon Mobil Corp., 3.452%, 04/15/2051	43,203	0.0
45,000	(4)	FedEx Corp., 5.250%, 05/15/2050	41,209	0.0
5,000		Florida Power & Light Co., 2.875%, 12/04/2051	3,377	0.0
90,000	(4)	General Mills, Inc., 2.875%, 04/15/2030	77,961	0.1
18,000		General Motors Financial Co., Inc., 5.000%, 04/09/2027	17,464	0.0
202,000		General Motors Financial Co., Inc., 5.250%, 03/01/2026	199,097	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
27,000		HCA, Inc., 2.375%, 07/15/2031	$21,083	0.0
18,000	(1)	HCA, Inc., 3.125%, 03/15/2027	16,392	0.0
11,000		HCA, Inc., 3.500%, 09/01/2030	9,513	0.0
243,000		HCA, Inc., 4.125%, 06/15/2029	222,345	0.2
24,000	(1)	HCA, Inc., 4.375%, 03/15/2042	19,214	0.0
115,000		Healthpeak Properties, Inc., 3.000%, 01/15/2030	99,154	0.1
13,000		Home Depot, Inc./The, 3.625%, 04/15/2052	10,103	0.0
40,000		Home Depot, Inc./The, 4.500%, 09/15/2032	39,183	0.0
53,000		Home Depot, Inc./The, 4.950%, 09/15/2052	51,195	0.1
23,000		Honeywell International, Inc., 5.000%, 02/15/2033	23,502	0.0
55,000	(4)	HP, Inc., 2.650%, 06/17/2031	42,980	0.0
11,000		HP, Inc., 4.000%, 04/15/2029	10,064	0.0
15,000		Humana, Inc., 5.750%, 03/01/2028	15,343	0.0
35,000		Intel Corp., 3.250%, 11/15/2049	23,975	0.0
27,000		Intel Corp., 3.750%, 08/05/2027	25,983	0.0
45,000		Intel Corp., 4.750%, 03/25/2050	39,289	0.0
18,000		Intel Corp., 5.050%, 08/05/2062	15,895	0.0
29,000		Intercontinental Exchange, Inc., 2.100%, 06/15/2030	23,730	0.0
Principal Amount†			Value	Percentage of Net Assets
178,000		Intercontinental Exchange, Inc., 4.600%, 03/15/2033	$170,744	0.2
36,000		International Business Machines Corp., 4.150%, 07/27/2027	35,138	0.0
36,000		International Business Machines Corp., 4.400%, 07/27/2032	34,456	0.0
40,000		International Business Machines Corp., 4.900%, 07/27/2052	36,580	0.0
16,000	(1)	International Flavors & Fragrances, Inc., 3.268%, 11/15/2040	11,472	0.0
21,000		Interstate Power and Light Co., 3.100%, 11/30/2051	13,723	0.0
35,000		John Deere Capital Corp., 4.350%, 09/15/2032	34,111	0.0
81,000		Johnson & Johnson, 3.625%, 03/03/2037	72,284	0.1
197,000	(2)	JPMorgan Chase & Co., 1.470%, 09/22/2027	170,807	0.2
58,000	(2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	51,029	0.1
110,000	(2)	JPMorgan Chase & Co., 2.545%, 11/08/2032	87,225	0.1
24,000	(2)	JPMorgan Chase & Co., 2.595%, 02/24/2026	22,583	0.0
78,000	(2)	JPMorgan Chase & Co., 2.947%, 02/24/2028	70,671	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
565,000			JPMorgan Chase & Co., 2.950%, 10/01/2026	$527,699	0.5
78,000	(2)		JPMorgan Chase & Co., 3.964%, 11/15/2048	61,206	0.1
17,000	(2)		JPMorgan Chase & Co., 4.912%, 07/25/2033	16,237	0.0
152,000	(2)		JPMorgan Chase & Co., 5.717%, 09/14/2033	148,815	0.1
510,000	(2	),(4)	JPMorgan Chase & Co., 6.000%, 12/31/2199	500,106	0.4
222,000			Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	218,367	0.2
51,000			KLA Corp., 4.950%, 07/15/2052	47,662	0.0
24,000			KLA Corp., 5.250%, 07/15/2062	23,203	0.0
56,000	(1)		Liberty Mutual Group, Inc., 5.500%, 06/15/2052	50,532	0.1
20,000			Lockheed Martin Corp., 5.250%, 01/15/2033	20,686	0.0
29,000			Lockheed Martin Corp., 5.700%, 11/15/2054	30,575	0.0
14,000			Lockheed Martin Corp., 5.900%, 11/15/2063	15,132	0.0
34,000			Lowe's Cos, Inc., 4.250%, 04/01/2052	27,125	0.0
20,000			Lowe's Cos, Inc., 4.450%, 04/01/2062	15,652	0.0
35,000	(4)		Lowe's Cos, Inc., 5.000%, 04/15/2033	34,281	0.0
Principal Amount†			Value	Percentage of Net Assets
24,000		Meta Platforms, Inc., 3.500%, 08/15/2027	$22,409	0.0
51,000		Meta Platforms, Inc., 3.850%, 08/15/2032	45,023	0.0
29,000		Meta Platforms, Inc., 4.450%, 08/15/2052	23,195	0.0
76,000		Meta Platforms, Inc., 4.650%, 08/15/2062	61,381	0.1
380,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	363,984	0.3
28,000		Mid-America Apartments L.P., 2.750%, 03/15/2030	23,875	0.0
130,000		Mississippi Power Co., 4.250%, 03/15/2042	105,994	0.1
41,000		Mondelez International, Inc., 2.750%, 04/13/2030	35,435	0.0
74,000	(2)	Morgan Stanley, 0.791%, 01/22/2025	70,037	0.1
150,000	(2)	Morgan Stanley, 1.164%, 10/21/2025	138,177	0.1
46,000	(2)	Morgan Stanley, 1.512%, 07/20/2027	39,974	0.0
494,000	(2)	Morgan Stanley, 1.593%, 05/04/2027	433,927	0.4
82,000	(2)	Morgan Stanley, 2.239%, 07/21/2032	63,106	0.1
33,000	(2)	Morgan Stanley, 2.511%, 10/20/2032	25,913	0.0
59,000	(2)	Morgan Stanley, 2.720%, 07/22/2025	56,440	0.1
293,000		Morgan Stanley, 3.125%, 07/27/2026	273,680	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
21,000	(2)	Morgan Stanley, 3.591%, 07/22/2028	$19,295	0.0
618,000		Morgan Stanley, 4.100%, 05/22/2023	615,838	0.5
161,000	(2)	Morgan Stanley, 5.297%, 04/20/2037	147,651	0.1
32,000	(2)	Morgan Stanley, 6.296%, 10/18/2028	33,091	0.0
347,000	(2)	Morgan Stanley, 6.342%, 10/18/2033	364,698	0.3
267,000		National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	251,453	0.2
40,000		National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	37,060	0.0
16,000	(4)	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	16,750	0.0
150,000	(1)	Nestle Holdings, Inc., 4.700%, 01/15/2053	141,994	0.1
39,000		NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	38,496	0.0
71,000		Northern States Power Co/MN, 3.600%, 09/15/2047	55,025	0.1
96,000		Northern Trust Corp., 6.125%, 11/02/2032	101,534	0.1
Principal Amount†			Value	Percentage of Net Assets
22,000		Nucor Corp., 4.300%, 05/23/2027	$21,497	0.0
19,000		NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	11,911	0.0
57,000	(1)	Oncor Electric Delivery Co. LLC, 4.550%, 09/15/2032	55,985	0.1
222,000		Oracle Corp., 2.800%, 04/01/2027	202,349	0.2
64,000		Oracle Corp., 3.800%, 11/15/2037	50,901	0.1
16,000		Oracle Corp., 3.950%, 03/25/2051	11,469	0.0
31,000		Oracle Corp., 6.150%, 11/09/2029	32,250	0.0
21,000		Oracle Corp., 6.900%, 11/09/2052	22,589	0.0
46,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	43,429	0.0
91,000		O'Reilly Automotive, Inc., 4.350%, 06/01/2028	88,513	0.1
15,000		Pacific Gas and Electric Co., 4.250%, 03/15/2046	10,491	0.0
12,000		Pacific Gas and Electric Co., 4.300%, 03/15/2045	8,552	0.0
19,000		Pacific Gas and Electric Co., 4.450%, 04/15/2042	14,211	0.0
56,000		PacifiCorp, 5.350%, 12/01/2053	55,771	0.1
78,000		Paramount Global, 4.375%, 03/15/2043	53,974	0.1
37,000	(4)	Paramount Global, 4.950%, 05/19/2050	27,058	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
4,000		Paramount Global, 5.250%, 04/01/2044	$3,088	0.0
11,000		Paramount Global, 5.850%, 09/01/2043	9,176	0.0
91,000	(2)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	78,866	0.1
12,000		PayPal Holdings, Inc., 2.300%, 06/01/2030	9,885	0.0
5,000	(4)	PayPal Holdings, Inc., 2.850%, 10/01/2029	4,366	0.0
12,000	(4)	PayPal Holdings, Inc., 4.400%, 06/01/2032	11,330	0.0
55,000		PayPal Holdings, Inc., 5.250%, 06/01/2062	50,286	0.1
61,000		PECO Energy Co., 4.150%, 10/01/2044	52,139	0.1
65,000		PepsiCo, Inc., 3.900%, 07/18/2032	61,488	0.1
63,000		Phillips 66, 3.850%, 04/09/2025	61,506	0.1
156,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.800%, 09/15/2030	135,943	0.1
83,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	64,623	0.1
18,000		Prologis L.P., 2.250%, 01/15/2032	14,314	0.0
Principal Amount†			Value	Percentage of Net Assets
72,000		Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	$57,725	0.1
17,000		Public Storage, 1.950%, 11/09/2028	14,534	0.0
34,000		Puget Sound Energy, Inc., 3.250%, 09/15/2049	23,414	0.0
7,000	(4)	QUALCOMM, Inc., 5.400%, 05/20/2033	7,312	0.0
59,000		QUALCOMM, Inc., 6.000%, 05/20/2053	63,037	0.1
91,000		Raytheon Technologies Corp., 4.500%, 06/01/2042	82,264	0.1
13,000		Rexford Industrial Realty L.P., 2.150%, 09/01/2031	9,993	0.0
36,000		Reynolds American, Inc., 5.700%, 08/15/2035	32,614	0.0
124,000		Reynolds American, Inc., 6.150%, 09/15/2043	111,112	0.1
23,000		Ross Stores, Inc., 4.700%, 04/15/2027	22,670	0.0
13,000	(4)	S&P Global, Inc., 1.250%, 08/15/2030	10,028	0.0
48,000	(1)	S&P Global, Inc., 2.700%, 03/01/2029	42,349	0.0
41,000	(1)	S&P Global, Inc., 2.900%, 03/01/2032	35,085	0.0
34,000	(1)	S&P Global, Inc., 3.700%, 03/01/2052	26,412	0.0
76,000		Salesforce, Inc., 2.700%, 07/15/2041	54,550	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
52,000	(1)	Sealed Air Corp., 1.573%, 10/15/2026	$44,969	0.0
65,000	(2)	Sempra Energy, 4.125%, 04/01/2052	50,651	0.1
18,000		Southern California Edison Co., 3.650%, 02/01/2050	13,230	0.0
36,000		Southern Co/The, 5.113%, 08/01/2027	35,927	0.0
12,000		Southwest Gas Corp., 4.050%, 03/15/2032	10,570	0.0
46,000		Sun Communities Operating L.P., 4.200%, 04/15/2032	40,640	0.0
16,000		Targa Resources Corp., 6.250%, 07/01/2052	15,182	0.0
57,000		Target Corp., 4.500%, 09/15/2032	55,500	0.1
28,000		Texas Instruments, Inc., 4.100%, 08/16/2052	25,026	0.0
39,000		Time Warner Cable LLC, 5.500%, 09/01/2041	32,511	0.0
3,000		Time Warner Cable LLC, 5.875%, 11/15/2040	2,625	0.0
3,000		T-Mobile USA, Inc., 2.250%, 02/15/2026	2,735	0.0
5,000		T-Mobile USA, Inc., 3.000%, 02/15/2041	3,547	0.0
5,000		T-Mobile USA, Inc., 3.750%, 04/15/2027	4,717	0.0
15,000		T-Mobile USA, Inc., 3.875%, 04/15/2030	13,622	0.0
Principal Amount†			Value	Percentage of Net Assets
38,000	(4)	Toyota Motor Credit Corp., 4.450%, 06/29/2029	$37,291	0.0
55,000		Toyota Motor Credit Corp., 4.550%, 09/20/2027	54,337	0.1
50,000		Union Pacific Corp., 3.500%, 02/14/2053	37,804	0.0
24,000	(4)	Union Pacific Corp., 4.950%, 09/09/2052	23,153	0.0
29,000		Union Pacific Corp., 5.150%, 01/20/2063	28,052	0.0
73,000		UnitedHealth Group, Inc., 2.750%, 05/15/2040	53,246	0.1
36,000		UnitedHealth Group, Inc., 3.050%, 05/15/2041	27,200	0.0
11,000		UnitedHealth Group, Inc., 4.750%, 05/15/2052	10,218	0.0
141,000		UnitedHealth Group, Inc., 5.350%, 02/15/2033	145,933	0.1
34,000		UnitedHealth Group, Inc., 5.875%, 02/15/2053	36,936	0.0
29,000		UnitedHealth Group, Inc., 6.050%, 02/15/2063	31,678	0.0
58,597		US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	56,731	0.1
67,000	(2)	US Bancorp, 5.850%, 10/21/2033	69,772	0.1
200,000		Utah Acquisition Sub, Inc., 3.950%, 06/15/2026	187,219	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
51,000		Verizon Communications, Inc., 2.355%, 03/15/2032	$40,563	0.0
66,000		Verizon Communications, Inc., 3.400%, 03/22/2041	49,887	0.1
151,000		Verizon Communications, Inc., 4.125%, 08/15/2046	120,660	0.1
55,000		Verizon Communications, Inc., 4.400%, 11/01/2034	50,694	0.1
28,000		Verizon Communications, Inc., 4.750%, 11/01/2041	25,656	0.0
72,000		Viatris, Inc., 2.700%, 06/22/2030	56,445	0.1
45,000	(1)	Vistra Operations Co. LLC, 5.125%, 05/13/2025	44,249	0.0
74,000		VMware, Inc., 1.400%, 08/15/2026	64,603	0.1
27,000		Walmart, Inc., 4.500%, 09/09/2052	25,854	0.0
71,000	(1)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	64,039	0.1
32,000	(1)	Warnermedia Holdings, Inc., 4.279%, 03/15/2032	26,441	0.0
9,000	(1)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	6,918	0.0
9,000	(1)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	6,577	0.0
9,000		WEC Energy Group, Inc., 5.000%, 09/27/2025	9,007	0.0
13,000		WEC Energy Group, Inc., 5.150%, 10/01/2027	13,163	0.0
Principal Amount†			Value	Percentage of Net Assets
42,000	(2)	Wells Fargo & Co., 2.164%, 02/11/2026	$39,187	0.0
192,000	(2)	Wells Fargo & Co., 2.406%, 10/30/2025	181,702	0.2
312,000		Wells Fargo & Co., 3.000%, 10/23/2026	288,780	0.3
			19,746,504	16.5
		Total Corporate Bonds/Notes (Cost $25,689,273)	23,226,709	19.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.0%
		United States: 12.0%
139,079	(2)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.228%, 05/25/2036	121,293	0.1
58,553		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	29,832	0.0
193,142		Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/2035	174,195	0.2
18,045		CHL Mortgage Pass-Through Trust 2005-17 1A8, 5.500%, 09/25/2035	15,429	0.0
30,619		CHL Mortgage Pass-Through Trust 2005-J4 A7, 5.500%, 11/25/2035	24,898	0.0
185,045		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	100,053	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
31,584	(2)		Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 3.653%, 05/25/2035	$29,998	0.0
164,942			CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	145,568	0.1
36,222			Countrywide Alternative Loan Trust 2005-53T2 2A6, 4.889%, (US0001M + 0.500%), 11/25/2035	18,648	0.0
124,246	(1	),(2)	CSMC Trust 2015-3 B1, 3.834%, 03/25/2045	114,114	0.1
473,350			Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 6.889%, (US0001M + 2.500%), 05/25/2030	0	—
13,393	(1)		Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 6.689%, (US0001M + 2.300%), 08/25/2031	13,378	0.0
172,820	(1)		Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 6.839%, (US0001M + 2.450%), 07/25/2031	172,426	0.2
8,643	(5)		Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/2024	156	0.0
Principal Amount†				Value	Percentage of Net Assets
7,663	(5)		Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/2028	$882	0.0
77,928	(5)		Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/2032	14,010	0.0
26,657	(5)		Fannie Mae Interest Strip Series 328 2, 6.000%, 12/25/2032	4,618	0.0
12,474	(5)		Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/2033	2,089	0.0
14,576	(5)		Fannie Mae Interest Strip Series 332 2, 6.000%, 03/25/2033	2,584	0.0
11,939	(5)		Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/2033	2,013	0.0
14,880	(5)		Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/2033	2,535	0.0
6,371	(5)		Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/2035	1,145	0.0
6,829	(5)		Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/2035	1,145	0.0
212,390	(5)		Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/2043	30,030	0.0
307,879	(2	),(5)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/2033	31,704	0.0
3,228			Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	3,260	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
5,200		Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	$5,293	0.0
27,135	(5)	Fannie Mae REMIC Trust 2002-12 SB, 3.361%, (-1.000* US0001M + 7.750%), 07/25/2031	2,605	0.0
17,379	(5)	Fannie Mae REMIC Trust 2002-2 SW, 3.361%, (-1.000* US0001M + 7.750%), 02/25/2032	1,756	0.0
7,157		Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	7,417	0.0
3,166		Fannie Mae REMIC Trust 2002-29 F, 5.389%, (US0001M + 1.000%), 04/25/2032	3,191	0.0
8,131	(5)	Fannie Mae REMIC Trust 2002-41 S, 3.561%, (-1.000* US0001M + 7.950%), 07/25/2032	595	0.0
974		Fannie Mae REMIC Trust 2002-64 FJ, 5.389%, (US0001M + 1.000%), 04/25/2032	979	0.0
2,083		Fannie Mae REMIC Trust 2002-68 FH, 4.839%, (US0001M + 0.500%), 10/18/2032	2,062	0.0
Principal Amount†			Value	Percentage of Net Assets
321,149	(5)	Fannie Mae REMIC Trust 2002-77 JS, 3.661%, (-1.000* US0001M + 8.000%), 12/18/2032	$34,381	0.0
8,367		Fannie Mae REMIC Trust 2002-84 FB, 5.389%, (US0001M + 1.000%), 12/25/2032	8,434	0.0
8,366		Fannie Mae REMIC Trust 2003-11 FA, 5.389%, (US0001M + 1.000%), 09/25/2032	8,433	0.0
1,806		Fannie Mae REMIC Trust 2003-116 FA, 4.789%, (US0001M + 0.400%), 11/25/2033	1,786	0.0
11,435	(5)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	2,210	0.0
11,196	(5)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	2,116	0.0
213,589	(5)	Fannie Mae REMIC Trust 2004-56 SE, 3.161%, (-1.000* US0001M + 7.550%), 10/25/2033	22,980	0.0
13,155		Fannie Mae REMIC Trust 2005-25 PS, 8.850%, (-4.400* US0001M + 28.160%), 04/25/2035	15,962	0.0
5,283	(5)	Fannie Mae REMIC Trust 2005-40 SB, 2.361%, (-1.000* US0001M + 6.750%), 05/25/2035	261	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
3,320		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	$3,275	0.0
70,696		Fannie Mae REMIC Trust 2005-74 DK, 6.445%, (-4.000* US0001M + 24.000%), 07/25/2035	70,942	0.1
182,065		Fannie Mae REMIC Trust 2005-87 SB, 7.741%, (-3.667* US0001M + 23.833%), 10/25/2035	193,082	0.2
95,298		Fannie Mae REMIC Trust 2006-104 ES, 11.507%, (-5.000* US0001M + 33.450%), 11/25/2036	126,902	0.1
7,532		Fannie Mae REMIC Trust 2006-11 PS, 8.475%, (-3.667* US0001M + 24.567%), 03/25/2036	8,979	0.0
15,957		Fannie Mae REMIC Trust 2006-46 SW, 8.108%, (-3.667* US0001M + 24.199%), 06/25/2036	17,364	0.0
3,766,473	(5)	Fannie Mae REMIC Trust 2006-51 SA, 2.181%, (-1.000* US0001M + 6.570%), 06/25/2036	321,665	0.3
32,753	(5)	Fannie Mae REMIC Trust 2006-90 SX, 2.841%, (-1.000* US0001M + 7.230%), 09/25/2036	2,610	0.0
Principal Amount†			Value	Percentage of Net Assets
4,045,867	(5)	Fannie Mae REMIC Trust 2007-116 DI, 1.551%, (-1.000* US0001M + 5.940%), 01/25/2038	$326,135	0.3
27,386	(5)	Fannie Mae REMIC Trust 2007-88 XI, 2.151%, (-1.000* US0001M + 6.540%), 06/25/2037	2,527	0.0
260,058	(5)	Fannie Mae REMIC Trust 2007-89 SB, 2.161%, (-1.000* US0001M + 6.550%), 09/25/2037	19,620	0.0
645,924	(5)	Fannie Mae REMIC Trust 2007-94 SG, 2.061%, (-1.000* US0001M + 6.450%), 10/25/2037	60,916	0.1
248,774		Fannie Mae REMIC Trust 2010-109 SN, 4.399%, (-5.000* US0001M + 25.000%), 10/25/2040	275,022	0.2
28,701		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	28,689	0.0
1,448,020	(5)	Fannie Mae REMIC Trust 2011-55 SK, 2.171%, (-1.000* US0001M + 6.560%), 06/25/2041	150,691	0.1
1,050,633	(5)	Fannie Mae REMIC Trust 2011-86 NS, 1.561%, (-1.000* US0001M + 5.950%), 09/25/2041	71,561	0.1
See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
262,404	(5)	Fannie Mae REMIC Trust 2012-10 US, 2.061%, (-1.000* US0001M + 6.450%), 02/25/2042	$28,687	0.0
433,011	(5)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	60,933	0.1
1,304,335	(5)	Fannie Mae REMIC Trust 2012-133 PS, 1.811%, (-1.000* US0001M + 6.200%), 03/25/2042	78,975	0.1
1,145,086	(5)	Fannie Mae REMIC Trust 2012-144 SB, 1.711%, (-1.000* US0001M + 6.100%), 01/25/2043	123,535	0.1
585,486	(5)	Fannie Mae REMIC Trust 2012-27 SB, 1.591%, (-1.000* US0001M + 5.980%), 11/25/2041	26,321	0.0
662,967	(5)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	60,269	0.1
2,316,548	(5)	Fannie Mae REMICS 2012-138 DI, 3.000%, 12/25/2027	86,075	0.1
9,039,057	(5)	Fannie Mae REMICS 2019-15 SA, 1.611%, (-1.000* US0001M + 6.000%), 04/25/2049	910,105	0.8
15,034,962	(5)	Fannie Mae REMICS 2021-4 IN, 2.500%, 02/25/2051	1,971,526	1.7
Principal Amount†			Value	Percentage of Net Assets
3,387,051	(5)	Freddie Mac 3502 DL, 1.682%, (-1.000* US0001M + 6.000%), 01/15/2039	$291,601	0.3
1,804		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	1,807	0.0
9,337		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	9,454	0.0
3,089	(5)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	342	0.0
17,526	(5)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	2,047	0.0
8,903		Freddie Mac REMIC Trust 2122 F, 4.768%, (US0001M + 0.450%), 02/15/2029	8,825	0.0
20,272	(5)	Freddie Mac REMIC Trust 2134 SB, 3.382%, (-1.000* US0001M + 7.700%), 03/15/2029	810	0.0
25,704	(5)	Freddie Mac REMIC Trust 2136 SG, 3.332%, (-1.000* US0001M + 7.650%), 03/15/2029	1,498	0.0
31,805	(5)	Freddie Mac REMIC Trust 2177 SB, 4.632%, (-1.000* US0001M + 8.950%), 08/15/2029	2,097	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	United States (continued)
5,010	Freddie Mac REMIC Trust 2344 FP, 5.268%, (US0001M + 0.950%), 08/15/2031	$5,040	0.0
2,091	Freddie Mac REMIC Trust 2412 GF, 5.268%, (US0001M + 0.950%), 02/15/2032	2,104	0.0
18,381	Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	19,167	0.0
2,796	Freddie Mac REMIC Trust 2464 FI, 5.318%, (US0001M + 1.000%), 02/15/2032	2,807	0.0
2,867	Freddie Mac REMIC Trust 2470 LF, 5.318%, (US0001M + 1.000%), 02/15/2032	2,890	0.0
4,063	Freddie Mac REMIC Trust 2471 FD, 5.318%, (US0001M + 1.000%), 03/15/2032	4,095	0.0
3,303	Freddie Mac REMIC Trust 2504 FP, 4.818%, (US0001M + 0.500%), 03/15/2032	3,266	0.0
11,100	Freddie Mac REMIC Trust 2551 LF, 4.818%, (US0001M + 0.500%), 01/15/2033	11,003	0.0
2,667	Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/2023	2,657	0.0
Principal Amount†			Value	Percentage of Net Assets
146,822		Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	$147,371	0.1
123,037		Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	123,306	0.1
26,532		Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667* US0001M + 44.667%), 05/15/2035	27,054	0.0
21,439	(5)	Freddie Mac REMIC Trust 3004 SB, 1.832%, (-1.000* US0001M + 6.150%), 07/15/2035	811	0.0
5,782		Freddie Mac REMIC Trust 3025 SJ, 8.918%, (-3.667* US0001M + 24.750%), 08/15/2035	6,964	0.0
442,290	(5)	Freddie Mac REMIC Trust 3223 S, 1.632%, (-1.000* US0001M + 5.950%), 10/15/2036	29,163	0.0
1,026,870	(5)	Freddie Mac REMIC Trust 3505 SA, 1.682%, (-1.000* US0001M + 6.000%), 01/15/2039	80,143	0.1
1,062,029	(5)	Freddie Mac REMIC Trust 3702 S, 0.132%, (-1.000* US0001M + 4.450%), 05/15/2036	30,270	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
458,358	(5)	Freddie Mac REMIC Trust 3925 SD, 1.732%, (-1.000* US0001M + 6.050%), 07/15/2040	$13,501	0.0
505,632	(5)	Freddie Mac REMIC Trust 4136 SW, 1.932%, (-1.000* US0001M + 6.250%), 11/15/2032	27,816	0.0
310,208	(5)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	45,457	0.0
4,046,211	(5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	668,231	0.6
6,484,787	(5)	Freddie Mac REMICS 3582 SL, 1.832%, (-1.000* US0001M + 6.150%), 10/15/2039	581,790	0.5
5,763,209	(5)	Freddie Mac REMICS 4976 MI, 4.500%, 05/25/2050	1,264,887	1.1
432,898	(5)	Freddie Mac Series 4120 IK, 3.000%, 10/15/2032	37,602	0.0
332,645	(1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 7.489%, (US0001M + 3.100%), 03/25/2050	337,495	0.3
500,000	(1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M1B, 5.778%, (SOFR30A + 1.850%), 01/25/2042	475,165	0.4
Principal Amount†				Value	Percentage of Net Assets
600,000	(1)		Freddie Mac STACR REMIC Trust 2022-HQA1 M2, 9.178%, (SOFR30A + 5.250%), 03/25/2042	$584,244	0.5
168,985			Ginnie Mae Series 2007-8 SP, 7.935%, (-3.242* US0001M + 22.049%), 03/20/2037	200,555	0.2
769,204	(5)		Ginnie Mae Series 2010-68 MS, 1.497%, (-1.000* US0001M + 5.850%), 06/20/2040	65,292	0.1
534,964	(5)		Ginnie Mae Series 2012-97 SC, 2.374%, (-1.000* US0001M + 6.700%), 07/16/2041	32,576	0.0
7,209,352	(5)		Ginnie Mae Series 2014-133 BS, 1.247%, (-1.000* US0001M + 5.600%), 09/20/2044	570,555	0.5
92,507			GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 4.809%, (US0001M + 0.210%), 04/25/2036	76,989	0.1
12,883	(1	),(2)	GS Mortgage- Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	12,190	0.0
11,559	(1	),(2)	GS Mortgage- Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	10,732	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
469,777	(1	),(2)	GS Mortgage- Backed Securities Corp. Trust 2020-PJ3 B1A, 3.420%, 10/25/2050	$367,321	0.3
187,012	(1	),(2)	GS Mortgage- Backed Securities Trust 2022-PJ1 A4, 2.500%, 05/28/2052	143,797	0.1
6,736	(2)		GSR Mortgage Loan Trust 2005-AR6 1A4, 3.955%, 09/25/2035	6,576	0.0
346,467			IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 4.809%, (US0001M + 0.420%), 04/25/2046	285,145	0.2
452,433	(2)		JP Morgan Mortgage Trust 2005-A4 B1, 3.703%, 07/25/2035	405,914	0.4
28,754	(2)		JP Morgan Mortgage Trust 2007-A1 7A1, 3.569%, 07/25/2035	26,894	0.0
252,480	(1	),(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.752%, 08/25/2047	217,967	0.2
186,705	(1	),(2)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	166,428	0.1
41,289	(1	),(2)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	35,183	0.0
Principal Amount†				Value	Percentage of Net Assets
3,049	(1	),(2)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	$3,006	0.0
8,409	(1	),(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 03/25/2050	8,146	0.0
138,105			Lehman XS Trust Series 2005-5N 1A2, 4.749%, (US0001M + 0.360%), 11/25/2035	129,938	0.1
31,561	(2)		MASTR Adjustable Rate Mortgages Trust 2006-2 1A1, 2.869%, 04/25/2036	29,072	0.0
160,830	(1	),(2)	Morgan Stanley Residential Mortgage Loan Trust 2021-2 A9, 2.500%, 05/25/2051	123,665	0.1
1,299,023	(2	),(5)	RALI Series Trust 2006-QO1 X2, 0.336%, 02/25/2046	46,695	0.0
6,642	(1	),(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	6,152	0.0
3,179,779	(2	),(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.004%, 08/25/2045	3,776	0.0
22,282	(2)		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.801%, 10/25/2036	19,931	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†					Value	Percentage of Net Assets
				United States (continued)
	76,616	(2)		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.682%, 08/25/2046	$67,463	0.1
	162,467	(2)		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.372%, 12/25/2036	143,962	0.1
	40,659			Wells Fargo Alternative Loan 2007-PA2 2A1, 4.819%, (US0001M + 0.430%), 06/25/2037	32,945	0.0
	98,321	(1	),(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.756%, 08/20/2045	84,360	0.1
				Total Collateralized Mortgage Obligations (Cost $18,325,940)	14,378,875	12.0
SOVEREIGN BONDS: 15.0%
				Australia: 0.2%
AUD	558,000	(1)		Queensland Treasury Corp., 1.750%, 07/20/2034	275,354	0.2
				Brazil: 0.7%
BRL	520,000			Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2027	905,264	0.7
				Canada: 0.3%
CAD	575,000			Canadian Government Bond, 2.000%, 12/01/2051	322,862	0.3
Principal Amount†			Value	Percentage of Net Assets
		China: 8.7%
CNY	4,120,000	China Government Bond, 2.690%, 08/15/2032	$583,557	0.5
CNY	13,660,000	China Government Bond, 2.850%, 06/04/2027	1,979,750	1.7
CNY	6,880,000	China Government Bond, 3.250%, 06/06/2026	1,012,836	0.8
CNY	29,640,000	China Government Bond, 3.250%, 11/22/2028	4,386,251	3.7
CNY	12,880,000	China Government Bond, 3.290%, 05/23/2029	1,916,785	1.6
CNY	1,270,000	China Government Bond, 3.320%, 04/15/2052	186,524	0.2
CNY	1,780,000	China Government Bond, 4.080%, 10/22/2048	293,742	0.2
			10,359,445	8.7
		Germany: 0.3%
EUR	30,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	29,108	0.0
EUR	200,000	Bundesrepublik Deutschland Bundesanleihe, 1.250%, 08/15/2048	166,734	0.2
EUR	10,000	Bundesrepublik Deutschland Bundesanleihe, 2.000%, 08/15/2023	10,708	0.0
EUR	120,000	Bundesrepublik Deutschland Bundesanleihe, 2.460%, 08/15/2026	117,643	0.1
			324,193	0.3
		Indonesia: 0.4%
IDR	6,452,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	459,443	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Italy: 0.3%
EUR	438,000	(1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	$410,774	0.3
			Malaysia: 1.4%
MYR	7,864,000		Malaysia Government Bond, 3.828%, 07/05/2034	1,729,893	1.4
			Mexico: 0.9%
MXN	21,600,000		Mexican Bonos, 7.750%, 05/29/2031	1,026,589	0.9
			Spain: 1.4%
EUR	870,000	(1)	Spain Government Bond, 1.450%, 04/30/2029	839,827	0.7
EUR	908,000	(1)	Spain Government Bond, 2.700%, 10/31/2048	795,046	0.7
				1,634,873	1.4
			Thailand: 0.4%
THB	17,994,000		Thailand Government Bond, 2.875%, 12/17/2028	543,154	0.4
			Total Sovereign Bonds (Cost $19,104,930)	17,991,844	15.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.5%
			Federal Home Loan Mortgage Corporation: 0.5%(6)
	318,979		3.500%, 01/01/2048	296,206	0.3
	59,134		4.000%, 09/01/2045	56,759	0.1
	47,295		4.000%, 09/01/2045	45,396	0.0
	34,793		4.000%, 09/01/2045	33,396	0.0
	29,712		4.000%, 09/01/2045	28,519	0.0
	49,409		4.000%, 05/01/2046	47,415	0.1
	2,421		5.000%, 12/01/2034	2,426	0.0
Principal Amount†			Value	Percentage of Net Assets
9,347		6.000%, 02/01/2034	$9,620	0.0
1,241		6.500%, 08/01/2032	1,291	0.0
2,045		6.500%, 07/01/2034	2,099	0.0
5,219		6.500%, 07/01/2034	5,361	0.0
			528,488	0.5
		Federal National Mortgage Association: 0.0%(6)
40,060		3.108%, (US0012M + 1.777%), 10/01/2036	40,699	0.0
		Government National Mortgage Association: 3.5%
1,895,129		2.500%, 05/20/2051	1,649,749	1.4
2,805,000	(7)	3.000%, 01/15/2053	2,498,275	2.1
16,388		5.000%, 04/15/2034	16,666	0.0
36,000	(7)	5.000%, 01/15/2053	35,678	0.0
6,968		6.500%, 02/20/2035	7,152	0.0
			4,207,520	3.5
		Uniform Mortgage-Backed Securities: 11.5%
3,615,000	(7)	2.000%, 01/15/2053	2,942,353	2.5
22,391		2.500%, 06/01/2030	21,019	0.0
29,300		2.500%, 06/01/2030	27,505	0.0
13,154		2.500%, 07/01/2030	12,348	0.0
2,973,000	(7)	2.500%, 01/15/2053	2,518,081	2.1
938,000	(7)	3.000%, 01/15/2053	823,412	0.7
2,886,000	(7)	3.500%, 01/15/2053	2,622,264	2.2
31,505		4.000%, 05/01/2045	30,206	0.0
600,505		4.000%, 04/01/2049	572,806	0.5
2,465,000	(7)	4.000%, 01/15/2053	2,312,102	2.0
1,765,000	(7)	4.500%, 01/15/2053	1,698,934	1.4
2,814		5.500%, 09/01/2024	2,824	0.0
31,713		6.000%, 11/01/2034	32,832	0.0
54,156		6.000%, 04/01/2035	56,067	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Uniform Mortgage-Backed Securities (continued)
20,603			6.500%, 12/01/2029	$21,141	0.0
9,595			6.500%, 01/01/2034	9,848	0.0
75			7.000%, 04/01/2033	75	0.0
8,109			7.500%, 09/01/2032	8,519	0.0
17,533			7.500%, 01/01/2033	18,199	0.0
				13,730,535	11.5
			Total U.S. Government Agency Obligations (Cost $19,253,377)	18,507,242	15.5
U.S. TREASURY OBLIGATIONS: 4.9%
			U.S. Treasury Bonds: 0.7%
537,400			3.000%, 08/15/2052	442,935	0.4
25,200			3.250%, 05/15/2042	22,105	0.0
362,000	(4)		4.000%, 11/15/2042	354,534	0.3
				819,574	0.7
			U.S. Treasury Notes: 4.2%
64,400			2.750%, 08/15/2032	58,654	0.0
516,800	(4)		3.875%, 11/30/2027	514,054	0.4
1,935,000			3.875%, 12/31/2027	1,924,116	1.6
103,200			3.875%, 11/30/2029	102,531	0.1
251,000			3.875%, 12/31/2029	249,804	0.2
918,000			4.000%, 12/15/2025	912,262	0.8
1,014,100			4.125%, 11/15/2032	1,035,095	0.9
186,000			4.250%, 12/31/2024	185,368	0.2
				4,981,884	4.2
			Total U.S. Treasury Obligations (Cost $5,880,016)	5,801,458	4.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.4%
			United States: 7.4%
5,783,502	(2	),(5)	BANK 2017-BNK5 XA, 0.946%, 06/15/2060	178,239	0.1
Principal Amount†				Value	Percentage of Net Assets
900,000	(1	),(2)	BANK 2017-BNK6 E, 2.628%, 07/15/2060	$517,067	0.4
1,948,000	(1	),(2),(5)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	107,096	0.1
958,905	(2	),(5)	BANK 2019-BNK16 XA, 0.941%, 02/15/2052	40,279	0.0
8,998,020	(2	),(5)	BANK 2019-BNK21 XA, 0.845%, 10/17/2052	374,751	0.3
8,020,000	(1	),(2),(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	114,297	0.1
210,000	(1)		Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	139,957	0.1
1,179,510	(2	),(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.031%, 03/15/2052	55,661	0.0
2,977,640	(2	),(5)	Benchmark 2020-B18 XA Mortgage Trust, 1.789%, 07/15/2053	231,286	0.2
1,540,233	(2	),(5)	CD 2016-CD1 Mortgage Trust XA, 1.367%, 08/10/2049	53,787	0.0
7,900,000	(2	),(5)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.834%, 08/10/2049	205,514	0.2
2,707,744	(2	),(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.040%, 10/12/2050	99,316	0.1
8,056,552	(1	),(2),(5)	COMM 2012-LTRT XA, 0.787%, 10/05/2030	107,446	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
110,000	(1	),(2)	COMM 2013-CR10 E Mortgage Trust, 4.869%, 08/10/2046	$101,659	0.1
10,121,750	(2	),(5)	COMM 2014-CR16 XA, 0.938%, 04/10/2047	83,452	0.1
3,611,784	(2	),(5)	COMM 2016-CR28 XA, 0.631%, 02/10/2049	59,111	0.0
500,000			CSAIL Commercial Mortgage Trust 2021-C20 A3, 2.805%, 03/15/2054	417,337	0.3
290,000	(1	),(2)	DBJPM 16-C3 Mortgage Trust, 3.473%, 08/10/2049	209,740	0.2
14,778	(1	),(3)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	14,711	0.0
7,000,000	(2	),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.788%, 12/25/2041	74,423	0.1
4,076,383	(2	),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.882%, 11/25/2030	212,288	0.2
2,055,110	(2	),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.324%, 07/25/2035	214,667	0.2
Principal Amount†				Value	Percentage of Net Assets
2,109,000	(2	),(5)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	$149,489	0.1
171,000	(1	),(2)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.430%, 09/27/2051	118,269	0.1
130,000	(1	),(8)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	106,388	0.1
159,000	(1	),(8)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	128,959	0.1
129,000	(1	),(2)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	103,113	0.1
109,000	(1	),(8)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	59,505	0.1
130,000	(1	),(8)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	103,899	0.1
129,000	(1	),(8)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	97,952	0.1
238,000	(1	),(2),(5)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	168,355	0.1
163,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.290%, 01/29/2052	112,161	0.1
176,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 BK89, 2.000%, 01/27/2052	98,418	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
92,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 C728, 0.600%, 08/27/2050	$77,845	0.1
95,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.920%, 05/27/2048	75,300	0.1
113,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.570%, 11/27/2049	74,014	0.1
80,000	(1	),(2),(5)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.410%, 01/29/2052	51,636	0.0
92,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.260%, 01/27/2052	47,785	0.0
92,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 D728, 0.690%, 01/29/2052	75,314	0.1
125,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 DK27, 0.030%, 12/27/2045	124,111	0.1
75,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.770%, 10/27/2047	62,010	0.1
95,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 DK47, 1.000%, 05/27/2048	73,657	0.1
31,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 EK27, 0.040%, 12/27/2045	30,749	0.0
Principal Amount†				Value	Percentage of Net Assets
49,000	(1	),(9)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.700%, 01/29/2052	$39,986	0.0
3,591,451	(2	),(5)	GS Mortgage Securities Trust 2013-GC16 XA, 0.994%, 11/10/2046	15,895	0.0
2,234,837	(2	),(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.013%, 05/10/2050	78,769	0.1
410,000	(1	),(2)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	396,358	0.3
310,000	(1	),(2)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	298,887	0.3
5,111,658	(2	),(5)	GS Mortgage Securities Trust 2019-GC42 XA, 0.805%, 09/01/2052	198,184	0.2
860,384	(2	),(5)	GS Mortgage Securities Trust 2020-GC47 XA, 1.129%, 05/12/2053	52,771	0.0
2,260,637	(1	),(2),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.792%, 03/10/2050	46,580	0.0
870,000	(1	),(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.523%, 11/15/2045	717,208	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
18,750,000	(1	),(2),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.429%, 12/15/2047	$154,009	0.1
1,704,442	(2	),(5)	Morgan Stanley Capital I Trust 2021-L5 XA, 1.296%, 05/15/2054	118,419	0.1
90,000	(1)		RFM Reremic Trust 2022-FRR1 AB55, 1.120%, 03/28/2049	67,040	0.1
80,000	(1	),(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.470%, 11/08/2049	62,575	0.1
110,000	(1	),(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.314%, 03/01/2050	83,797	0.1
30,000	(1	),(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	21,209	0.0
30,000	(1	),(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	19,643	0.0
30,000	(1	),(8)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	19,206	0.0
6,239,288	(2	),(5)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.928%, 03/15/2051	240,193	0.2
550,000	(1	),(2)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.248%, 03/15/2045	444,506	0.4
Principal Amount†				Value	Percentage of Net Assets
250,000	(1	),(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.957%, 06/15/2046	$159,952	0.1
6,234,058	(2	),(5)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 0.963%, 03/15/2047	49,038	0.0
			Total Commercial Mortgage- Backed Securities (Cost $9,876,266)	8,835,238	7.4
ASSET-BACKED SECURITIES: 8.2%
			United States: 8.2%
700,000	(1)		AGL CLO 11 Ltd. 2021-11A AJ, 5.429%, (US0003M + 1.350%), 04/15/2034	664,522	0.6
600,000	(1)		Allegro CLO IV Ltd. 2016-1A CR2, 6.079%, (US0003M + 2.000%), 01/15/2030	576,760	0.5
500,000	(1)		AMMC CLO 16 Ltd. 2015-16A CR2, 5.961%, (US0003M + 1.950%), 04/14/2029	487,776	0.4
350,000	(1)		Ares XXVIIIR CLO Ltd. 2018-28RA A2, 5.479%, (US0003M + 1.400%), 10/17/2030	336,569	0.3
500,000	(1)		Barings Clo Ltd. 2019-4A C, 6.879%, (US0003M + 2.800%), 01/15/2033	487,367	0.4
412,500	(1)		BlueMountain CLO 2013-2A CR, 6.275%, (US0003M + 1.950%), 10/22/2030	386,145	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
250,000	(1)	BlueMountain CLO Ltd. 2021-28A C, 6.079%, (US0003M + 2.000%), 04/15/2034	$232,193	0.2
250,000	(1)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 5.627%, (US0003M + 1.400%), 04/19/2034	239,176	0.2
500,000	(1)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A A1R2, 5.383%, (US0003M + 1.140%), 04/20/2034	487,678	0.4
250,000	(1)	Carlyle US Clo 2017-2A CR Ltd., 5.643%, (US0003M + 1.400%), 07/20/2031	244,000	0.2
250,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 5.529%, (US0003M + 1.450%), 10/17/2034	237,445	0.2
400,000	(1)	CIFC Funding 2013-IA BR Ltd., 6.479%, (US0003M + 2.400%), 07/16/2030	383,390	0.3
500,000	(1)	CIFC Funding 2020-2A AR Ltd., 5.413%, (US0003M + 1.170%), 10/20/2034	488,775	0.4
218,190	(2)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.643%, 03/25/2036	105,451	0.1
Principal Amount†				Value	Percentage of Net Assets
500,000	(1)		Galaxy XV CLO Ltd. 2013-15A CRR, 5.929%, (US0003M + 1.850%), 10/15/2030	$475,321	0.4
400,000	(1)		Galaxy XXI CLO Ltd. 2015-21A CR, 5.993%, (US0003M + 1.750%), 04/20/2031	373,156	0.3
250,000	(1)		Madison Park Funding XXVII Ltd. 2018-27A B, 6.043%, (US0003M + 1.800%), 04/20/2030	237,605	0.2
400,000	(1)		Madison Park Funding XXXI Ltd. 2018-31A C, 6.475%, (US0003M + 2.150%), 01/23/2031	380,556	0.3
250,000	(1)		Marble Point CLO XIV Ltd. 2018-2A A1R, 5.523%, (US0003M + 1.280%), 01/20/2032	244,633	0.2
200,000	(1	),(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	182,680	0.2
250,000	(1)		Oak Hill Credit Partners 2021-8A C, 6.094%, (US0003M + 1.900%), 01/18/2034	235,930	0.2
500,000	(1)		OCP CLO 2014-5 A BR Ltd., 6.127%, (US0003M + 1.800%), 04/26/2031	458,203	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
550,000	(1)		Octagon Investment Partners 31 Ltd. 2017-1A CR, 6.293%, (US0003M + 2.050%), 07/20/2030	$525,359	0.4
350,000	(1)		Octagon Investment Partners 32 Ltd. 2017-1A A2R, 5.279%, (US0003M + 1.200%), 07/15/2029	336,822	0.3
440,000	(1)		Shackleton 2019-15A CR CLO Ltd., 6.229%, (US0003M + 2.150%), 01/15/2032	417,080	0.3
400,000	(1)		Sound Point Clo XV Ltd. 2017-1A CR, 6.375%, (US0003M + 2.050%), 01/23/2029	381,905	0.3
250,000	(1)		THL Credit Wind River 2013-2A CR CLO Ltd., 6.194%, (US0003M + 2.000%), 10/18/2030	233,812	0.2
			Total Asset- Backed Securities (Cost $10,310,216)	9,840,309	8.2
Shares				Value	Percentage of Net Assets
COMMON STOCK: 0.1%
			United States: 0.1%
2,149	(3	),(4),(10)	American Media, Inc.	$—	—
18	(10)		Ingevity Corp.	1,268	0.0
4,988	(10)		Resolute Forest Products, Inc.	107,691	0.1
Shares		Value	Percentage of Net Assets
120	WestRock Co.	$4,219	0.0
	Total Common Stock (Cost $131,025)	113,178	0.1
MUTUAL FUNDS: 9.5%
	United States: 9.5%
414,306	Voya Emerging Markets Hard Currency Debt Fund - Class P	3,049,289	2.6
714,619	Voya High Yield Bond Fund - Class P	4,695,049	3.9
435,869	Voya VACS Series EMCD Fund	3,578,481	3.0
	Total Mutual Funds (Cost $13,692,757)	11,322,819	9.5
PURCHASED OPTIONS(11): 0.0%
	Total Purchased Options (Cost $110,738)	56,860	0.0
	Total Long-Term Investments (Cost $122,374,538)	110,074,532	92.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 19.5%
	Commercial Paper: 8.3%
1,261,000	American Electric Power Co., Inc., 5.770%, 01/04/2023	$1,260,203	1.1
1,200,000	BASF SE, 5.830%, 01/03/2023	1,199,425	1.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Commercial Paper (continued)
1,180,000		Concord Minutemen Capital Co., 5.880%, 01/03/2023	$1,179,430	1.0
1,200,000		Consolidated Edison Inc., 6.150%, 01/03/2023	1,199,394	1.0
1,200,000		Duke Energy Corporation DUKENE, 6.120%, 01/03/2023	1,199,397	1.0
1,200,000		Duke Energy DUKESG, 6.120%, 01/03/2023	1,199,397	1.0
1,500,000		Enterprise Products Operating LLC, 6.150%, 01/03/2023	1,499,243	1.2
1,200,000		Fiserv, Inc., 4.940%, 01/30/2023	1,195,148	1.0
		Total Commercial Paper (Cost $9,933,977)	9,931,637	8.3
		Repurchase Agreements: 1.4%
1,000,000	(12)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%- 4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23- 09/09/49)	1,000,000	0.8
Principal Amount†			Value	Percentage of Net Assets
684,277	(12)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $684,599, collateralized by various U.S. Government Agency Obligations, 2.000%- 6.000%, Market Value plus accrued interest $697,963, due 09/01/24- 10/20/52)	$684,277	0.6
		Total Repurchase Agreements (Cost $1,684,277)	1,684,277	1.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 9.8%
11,694,000	(13)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $11,694,000)	$11,694,000	9.8
		Total Short-Term Investments (Cost $23,312,254)	23,309,914	19.5
		Total Investments in Securities (Cost $145,686,792)	$133,384,446	111.5
		Liabilities in Excess of Other Assets	(13,809,055)	(11.5)
		Net Assets	$119,575,391	100.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)  Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Security, or a portion of the security, is on loan.

(5)  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)  Represents or includes a TBA transaction.

(8)  Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)  Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2022.

(10)  Non-income producing security.

(11)  The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(13)  Rate shown is the 7-day yield as of December 31, 2022.

Currency Abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CNY  Chinese Yuan

EUR  EU Euro

IDR  Indonesian Rupiah

MXN  Mexican Peso

MYR  Malaysian Ringgit

THB  Thai Baht

ZAR  South African Rand

Reference Rate Abbreviations:

SOFR30A  30-day Secured Overnight Financing Rate

US0001M  1-month LIBOR

US0003M  3-month LIBOR

US0012M  12-month LIBOR

Percentage of Sector Diversification	Net Assets
Sovereign Bonds	15.0%
Collateralized Mortgage Obligations	12.0
Uniform Mortgage-Backed Securities	11.5
Affiliated Investment Companies	9.5
Other Asset-Backed Securities	8.2
Financial	7.8
Commercial Mortgage-Backed Securities	7.4
U.S. Treasury Obligations	4.9
U.S. Government Agency Obligations	4.0
Consumer, Non-cyclical	3.0
Energy	2.2
Utilities	2.2
Technology	1.2
Consumer, Cyclical	1.0
Communications	1.0
Industrial	0.9
Basic Materials	0.1
Materials	0.1
Communication Services	0.0
Purchased Options	0.0
Short-Term Investments	19.5
Liabilities in Excess of Other Assets	(11.5)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
United States	$113,178	$—	$—	$113,178
Total Common Stock	113,178	—	—	113,178
Mutual Funds	11,322,819	—	—	11,322,819
Purchased Options	—	56,860	—	56,860
Corporate Bonds/Notes	—	23,225,562	1,147	23,226,709
Collateralized Mortgage Obligations	—	14,378,875	—	14,378,875
Asset-Backed Securities	—	9,840,309	—	9,840,309
U.S. Government Agency Obligations	—	18,507,242	—	18,507,242
Commercial Mortgage-Backed Securities	—	8,820,527	14,711	8,835,238
U.S. Treasury Obligations	—	5,801,458	—	5,801,458
Sovereign Bonds	—	17,991,844	—	17,991,844
Short-Term Investments	11,694,000	11,615,914	—	23,309,914
Total Investments, at fair value	$23,129,997	$110,238,591	$15,858	$133,384,446

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Other Financial Instruments+
Centrally Cleared Swaps	$—	$4,210,445	$—	$4,210,445
Forward Foreign Currency Contracts	—	1,154,564	—	1,154,564
Forward Premium Swaptions	—	9,841	—	9,841
Futures	42,751	—	—	42,751
Volatility Swaps	—	4,189	—	4,189
Total Assets	$23,172,748	$115,617,630	$15,858	$138,806,236
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,436,089)	$—	$(2,436,089)
Forward Foreign Currency Contracts	—	(279,312)	—	(279,312)
Forward Premium Swaptions	—	(94,400)	—	(94,400)
Futures	(1,061,495)	—	—	(1,061,495)
Written Options	—	(1,446,855)	—	(1,446,855)
Total Liabilities	$(1,061,495)	$(4,256,656)	$—	$(5,318,151)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/21	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/22	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya VACS Series EMCD Fund	$7,767,851	$303,439	$(3,827,786)	$(665,023)	$3,578,481	$296,552	$(827,794)	$6,887
Voya Emerging Markets Hard Currency Debt Fund - Class P	13,553,973	475,851	(10,499,823)	(480,712)	3,049,289	475,851	(2,499,816)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	7,099,609	—	(8,948,505)	1,848,896	—	—	(2,633,631)	—
Voya High Yield Bond Fund - Class P	11,181,648	593,287	(5,802,834)	(1,277,052)	4,695,049	529,093	(702,838)	64,206
	$39,603,081	$1,372,577	$(29,078,948)	$(573,891)	$11,322,819	$1,301,496	$(6,664,079)	$71,093

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2022, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	317,565	GBP	262,765	Bank of America N.A.	02/03/23	$2,677
USD	704,480	CAD	957,621	Bank of America N.A.	02/03/23	(2,886)
CAD	1,373,603	USD	1,005,300	Bank of America N.A.	02/03/23	9,338
CLP	50,202,943	USD	54,585	Barclays Bank PLC	01/13/23	4,543
HKD	379,429	USD	48,516	Barclays Bank PLC	01/13/23	106
USD	1,291,197	MYR	5,788,050	Barclays Bank PLC	01/13/23	(26,536)
KRW	1,770,337,965	USD	1,326,642	Barclays Bank PLC	01/13/23	75,557
USD	185,120	THB	6,577,643	Barclays Bank PLC	01/13/23	(5,004)
SGD	343,577	USD	250,002	BNP Paribas	01/13/23	6,563
MXN	5,922,870	USD	304,549	BNP Paribas	01/13/23	(1,216)
JPY	65,571,515	USD	501,114	BNP Paribas	02/03/23	673
USD	994,928	CAD	1,353,403	BNP Paribas	02/03/23	(4,789)
USD	1,128,924	AUD	1,690,069	BNP Paribas	02/03/23	(23,318)
HUF	29,109,883	USD	73,345	Brown Brothers Harriman & Co.	01/27/23	4,110
PLN	833,919	USD	185,488	Brown Brothers Harriman & Co.	01/27/23	4,442

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	72,524	ZAR	1,256,239	Brown Brothers Harriman & Co.	01/27/23	$(1,242)
NZD	460,126	USD	292,126	Brown Brothers Harriman & Co.	02/03/23	(4,523)
USD	1,828,872	BRL	9,944,000	Citibank N.A.	01/13/23	(50,686)
IDR	591,249,908	USD	37,552	Citibank N.A.	01/13/23	498
USD	472,468	JPY	62,800,875	Citibank N.A.	02/03/23	(8,117)
USD	566,316	NZD	892,238	Citibank N.A.	02/03/23	(439)
EUR	232,872	USD	248,097	Citibank N.A.	02/03/23	1,741
USD	884,235	EUR	833,266	Citibank N.A.	02/03/23	(9,741)
USD	333,036	GBP	276,692	Citibank N.A.	02/03/23	1,459
EUR	312,367	USD	333,246	Citibank N.A.	02/03/23	1,879
COP	451,325,458	USD	92,648	Goldman Sachs International	01/13/23	263
RON	360,146	USD	77,104	Goldman Sachs International	01/27/23	800
CAD	1,376,742	USD	1,011,455	Goldman Sachs International	02/03/23	5,502
NZD	1,777,921	USD	1,123,548	Goldman Sachs International	02/03/23	5,797
CHF	690,240	USD	748,690	Goldman Sachs International	02/03/23	511
JPY	8,450,000	USD	64,081	Morgan Stanley Capital Services LLC	01/05/23	431
USD	359,787	CNY	2,590,514	Morgan Stanley Capital Services LLC	01/13/23	(13,830)
ILS	792,296	USD	233,755	Morgan Stanley Capital Services LLC	01/27/23	(8,115)
CZK	3,450,681	USD	149,247	Morgan Stanley Capital Services LLC	01/27/23	3,207
NOK	1,113,077	USD	112,205	Morgan Stanley Capital Services LLC	02/03/23	1,563
AUD	1,686,708	USD	1,138,700	Morgan Stanley Capital Services LLC	02/03/23	11,251
EUR	1,446,719	USD	1,547,462	Morgan Stanley Capital Services LLC	02/03/23	(17,628)
USD	1,204,569	EUR	1,131,067	Morgan Stanley Capital Services LLC	02/03/23	(8,906)
NZD	1,423,684	USD	903,732	Morgan Stanley Capital Services LLC	02/03/23	600
EUR	23,283,990	USD	24,737,538	Morgan Stanley Capital Services LLC	02/03/23	242,893
CAD	2,862,181	USD	2,091,928	Morgan Stanley Capital Services LLC	02/03/23	22,277
USD	820,066	EUR	764,434	Morgan Stanley Capital Services LLC	02/03/23	11,715
USD	696,922	EUR	654,179	Morgan Stanley Capital Services LLC	02/03/23	(4,920)
USD	522,049	NZD	830,273	Morgan Stanley Capital Services LLC	02/03/23	(5,345)
USD	841,881	CHF	777,087	Morgan Stanley Capital Services LLC	02/03/23	(1,586)
USD	452,930	EUR	424,736	Morgan Stanley Capital Services LLC	02/03/23	(2,752)
DKK	2,074,954	USD	296,439	Standard Chartered Bank	02/03/23	3,014
USD	119,165	NZD	187,755	Standard Chartered Bank	02/03/23	(97)
JPY	1,997,767,869	USD	14,658,908	Standard Chartered Bank	02/03/23	629,051
SEK	4,853,959	USD	467,622	Standard Chartered Bank	02/03/23	(1,570)
USD	598,800	MXN	11,722,026	State Street Bank and Trust Co.	01/13/23	(1,531)
MXN	5,922,431	USD	304,549	State Street Bank and Trust Co.	01/13/23	(1,238)
USD	114,405	MXN	2,230,682	State Street Bank and Trust Co.	01/13/23	163
USD	905,028	CHF	836,978	State Street Bank and Trust Co.	02/03/23	(3,446)
JPY	2,578,013	USD	19,614	State Street Bank and Trust Co.	02/03/23	114
GBP	524,599	USD	632,364	State Street Bank and Trust Co.	02/03/23	2,413
GBP	3,776,785	USD	4,590,086	State Street Bank and Trust Co.	02/03/23	(20,098)
AUD	874,699	USD	583,225	State Street Bank and Trust Co.	02/03/23	13,121
NZD	902,494	USD	563,171	State Street Bank and Trust Co.	02/03/23	10,098
USD	575,168	AUD	853,191	State Street Bank and Trust Co.	02/03/23	(6,514)
USD	148,158	CAD	201,859	State Street Bank and Trust Co.	02/03/23	(948)
USD	663,008	GBP	550,717	State Street Bank and Trust Co.	02/03/23	(3,371)
EUR	461,127	USD	492,104	State Street Bank and Trust Co.	02/03/23	2,620
CHF	836,863	USD	904,286	State Street Bank and Trust Co.	02/03/23	4,063
CAD	1,276,843	USD	944,626	State Street Bank and Trust Co.	02/03/23	(1,461)
USD	558,518	JPY	73,605,999	State Street Bank and Trust Co.	02/03/23	(4,754)
CHF	1,347,735	USD	1,451,519	State Street Bank and Trust Co.	02/03/23	11,342
CAD	961,551	USD	710,366	State Street Bank and Trust Co.	02/03/23	(6,804)
USD	907,221	CHF	835,005	State Street Bank and Trust Co.	02/03/23	12,248
USD	1,132,669	AUD	1,665,575	State Street Bank and Trust Co.	02/03/23	10,574
AUD	1,636,411	USD	1,099,708	State Street Bank and Trust Co.	02/03/23	15,952
USD	763,301	CHF	708,399	State Street Bank and Trust Co.	02/03/23	(5,611)
AUD	1,634,646	USD	1,114,881	State Street Bank and Trust Co.	02/03/23	(13,623)
GBP	552,830	USD	665,747	State Street Bank and Trust Co.	02/03/23	3,190
USD	569,866	NZD	907,631	State Street Bank and Trust Co.	02/03/23	(6,667)
AUD	1,281,916	USD	859,685	State Street Bank and Trust Co.	02/03/23	14,289
EUR	232,928	USD	247,982	State Street Bank and Trust Co.	02/03/23	1,916
						$875,252
See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	4	03/15/23	$315,047	$(18,328)
Australia 3-Year Bond	16	03/15/23	1,163,402	(16,127)
Canada 10-Year Bond	20	03/22/23	1,810,192	(34,346)
Euro-Bobl 5-Year	50	03/08/23	6,195,207	(188,125)
Euro-Bund	5	03/08/23	711,472	(43,016)
Euro-OAT	40	03/08/23	5,450,711	(369,167)
Euro-Schatz	70	03/08/23	7,899,250	(80,091)
Japan 10-Year Bond (TSE)	1	03/13/23	1,108,351	(20,912)
Japanese Government Bonds 10-Year Mini	26	03/10/23	2,881,911	(53,928)
Long Gilt	22	03/29/23	2,657,043	(120,359)
Long-Term Euro-BTP	12	03/08/23	1,399,116	(103,749)
U.S. Treasury 2-Year Note	28	03/31/23	5,742,188	(7,113)
U.S. Treasury Long Bond	7	03/22/23	877,406	(6,234)
			$38,211,296	$(1,061,495)
Short Contracts:
U.S. Treasury 10-Year Note	(82)	03/22/23	(9,208,344)	24,336
U.S. Treasury 5-Year Note	(30)	03/31/23	(3,237,891)	5,039
U.S. Treasury Ultra 10-Year Note	(14)	03/22/23	(1,655,938)	12,316
U.S. Treasury Ultra Long Bond	(1)	03/22/23	(134,313)	1,060
			$(14,236,486)	$42,751

At December 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)		Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 39, Version 1	Buy	(5.000)	12/20/27	USD	3,430,000	$(19,976)	$(61,179)
						$(19,976)	$(61,179)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Payments made quarterly.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month EUR-EURIBOR	Quarterly	0.264%	Annual	12/14/51	EUR	500,000	$(252,410)	$(252,410)
Pay	3-month EUR-EURIBOR	Quarterly	0.292	Annual	12/20/51	EUR	700,000	(349,293)	(349,293)
1-day Sterling Overnight Pay	Index Average (SONIA)	Annual	1.713	Annual	04/21/23	GBP	3,000,000	(26,533)	(26,533)
1-day Sterling Overnight Pay	Index Average (SONIA)	Annual	1.649	Annual	04/14/52	GBP	800,000	(315,956)	(315,956)
1-day Overnight Tokyo Pay	Average Rate	Annual	0.150	Annual	06/20/24	JPY	1,500,000,000	6,648	6,648

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
1-day Overnight Tokyo Pay	Average Rate	Annual	0.410%	Annual	06/20/29	JPY	50,000,000	$(6,428)	$(6,428)
1-day Overnight Tokyo Pay	Average Rate	Annual	0.574	Annual	06/10/37	JPY	90,000,000	(45,608)	(45,608)
1-day Overnight Tokyo Pay	Average Rate	Annual	0.664	Annual	07/15/37	JPY	330,000,000	(139,083)	(139,083)
1-day Overnight Tokyo Pay	Average Rate	Annual	0.826	Annual	05/20/47	JPY	250,000,000	(190,273)	(190,273)
1-day Overnight Tokyo Pay	Average Rate	Annual	0.978	Annual	06/28/52	JPY	57,000,000	(37,070)	(37,070)
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD	1,250,000	(70,253)	(70,253)
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD	584,000	(41,098)	(41,098)
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD	3,950,000	(433,785)	(433,785)
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD	690,000	(71,723)	(71,723)
1-day Secured Overnight Pay	Financing Rate	Annual	3.067	Annual	05/10/33	USD	879,941	(31,731)	(31,731)
1-day Secured Overnight Pay	Financing Rate	Annual	3.076	Annual	05/10/33	USD	628,529	(22,225)	(22,225)
1-day Secured Overnight Pay	Financing Rate	Annual	3.094	Annual	05/10/33	USD	754,000	(25,516)	(25,516)
1-day Secured Overnight Pay	Financing Rate	Annual	3.114	Annual	05/10/33	USD	566,000	(18,234)	(18,234)
1-day Secured Overnight Pay	Financing Rate	Annual	3.154	Annual	05/10/33	USD	754,000	(21,813)	(21,813)
1-day Secured Overnight Pay	Financing Rate	Annual	3.289	Annual	05/10/33	USD	1,382,194	(24,618)	(24,618)
1-day Secured Overnight Pay	Financing Rate	Annual	3.345	Annual	05/10/33	USD	811,000	(10,693)	(10,693)
1-day Secured Overnight Pay	Financing Rate	Annual	3.473	Annual	05/10/33	USD	1,256,866	(3,362)	(3,362)
1-day Secured Overnight Pay	Financing Rate	Annual	3.475	Annual	05/10/33	USD	1,256,854	(3,076)	(3,076)
1-day Secured Overnight Pay	Financing Rate	Annual	3.483	Annual	05/10/33	USD	1,885,280	(3,526)	(3,526)
1-day Secured Overnight Pay	Financing Rate	Annual	3.105	Annual	05/11/33	USD	1,257,000	(41,372)	(41,372)
1-day Secured Overnight Pay	Financing Rate	Annual	3.129	Annual	05/11/33	USD	628,329	(19,401)	(19,401)
1-day Secured Overnight Pay	Financing Rate	Annual	3.172	Annual	05/11/33	USD	628,329	(17,201)	(17,201)
1-day Secured Overnight Pay	Financing Rate	Annual	3.212	Annual	05/11/33	USD	754,000	(18,160)	(18,160)
1-day Secured Overnight Pay	Financing Rate	Annual	3.456	Annual	05/17/33	USD	955,000	(3,618)	(3,618)
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD	800,000	(127,377)	(127,377)
1-day Sterling Overnight Receive	Index Average (SONIA)	Annual	3.674	Annual	09/30/52	GBP	70,000	(3,475)	(3,475)
1-day Overnight Tokyo Receive	Average Rate	Annual	0.025	Annual	06/10/24	JPY	260,000,000	3,558	3,558
Receive	1-month USD-LIBOR	Monthly	2.816	Monthly	06/19/23	USD	1,716,000	16,289	16,289
1-day Secured Overnight Receive	Financing Rate	Annual	1.567	Annual	02/17/24	USD	8,000,000	312,743	312,743
1-day Secured Overnight Receive	Financing Rate	Annual	2.140	Annual	03/24/24	USD	5,000,000	159,521	159,521
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD	1,210,000	48,143	48,143
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD	4,110,000	148,699	148,699
Receive	1-month USD-LIBOR	Monthly	0.801	Monthly	05/19/26	USD	16,000,000	1,644,622	1,644,612
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD	3,590,000	225,283	225,283
1-day Secured Overnight Receive	Financing Rate	Annual	2.962	Annual	06/14/27	USD	3,000,000	99,275	99,275
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD	1,690,000	90,624	90,624
Receive	1-month USD-LIBOR	Monthly	1.115	Monthly	03/01/28	USD	2,000,000	253,854	253,690
Receive	1-month USD-LIBOR	Monthly	2.884	Monthly	06/19/28	USD	910,000	41,623	41,623
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD	780,000	27,999	27,999
1-day Secured Overnight Receive	Financing Rate	Annual	1.551	Annual	01/24/29	USD	2,000,000	232,570	232,570
Receive	1-month USD-LIBOR	Monthly	1.646	Monthly	10/30/29	USD	3,000,000	378,196	378,196
Receive	3-month USD-LIBOR	Quarterly	1.807	Semi-Annual	12/18/29	USD	2,250,000	287,336	287,336
1-day Secured Overnight Receive	Financing Rate	Annual	3.464	Annual	09/26/32	USD	2,000,000	16,771	16,771

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	1-month USD-LIBOR	Monthly	2.390%	Monthly	12/11/32	USD	400,000	$42,319	$42,319
Receive	1-month USD-LIBOR	Monthly	2.962	Monthly	04/30/33	USD	530,000	31,602	31,602
1-day Secured Overnight Receive	Financing Rate	Annual	3.209	Annual	05/10/33	USD	1,508,000	36,793	36,793
1-day Secured Overnight Receive	Financing Rate	Annual	3.226	Annual	05/10/33	USD	1,558,000	35,798	35,798
1-day Secured Overnight Receive	Financing Rate	Annual	3.269	Annual	05/10/33	USD	943,000	18,346	18,346
1-day Secured Overnight Receive	Financing Rate	Annual	3.297	Annual	05/10/33	USD	610,000	10,432	10,432
1-day Secured Overnight Receive	Financing Rate	Annual	3.372	Annual	05/10/33	USD	1,005,000	11,010	11,010
1-day Secured Overnight Receive	Financing Rate	Annual	3.443	Annual	05/17/33	USD	767,000	3,688	3,688
1-day Secured Overnight Receive	Financing Rate	Annual	3.465	Annual	05/17/33	USD	1,131,000	3,401	3,401
1-day Secured Overnight Receive	Financing Rate	Annual	3.515	Annual	05/17/33	USD	836,000	—	—
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD	520,000	23,476	23,476
								$1,835,708	$1,835,534

At December 31, 2022, the following OTC volatility swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. CNH Spot Exchange Rate	6.350%	Morgan Stanley Capital Services LLC	06/16/23	USD	2,766,000	$4,189	$4,189
							$4,189	$4,189

At December 31, 2022, the following OTC purchased foreign currency dual digital options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Cost	Fair Value
AUD/USD & USD/ JPY Dual Digital	Barclays Bank PLC	05/30/23	0.60 125 USD	&	144,000	$2,736	$1,264
AUD/USD & USD/ JPY Dual Digital	Goldman Sachs International	05/30/23	0.6375 131.5 USD	&	63,000	3,663	4,641
USD/CNH & USD/ JPY Dual Digital	BNP Paribas	05/30/23	7.2 131.5 USD	&	54,000	3,726	2,260
						$10,125	$8,165

At December 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Cost	Fair Value
Call EUR vs. Put USD	BNP Paribas	03/16/23	1.080	USD	1,377,900	$8,012	$18,970
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	747,500	37,076	15,288
Call USD vs. Put JPY	Bank of America N.A.	09/09/32	140.000	USD	877,800	15,625	7,179
Call USD vs. Put JPY	BNP Paribas	09/09/32	140.000	USD	877,800	16,748	7,179
Put USD vs. Call GBP	Morgan Stanley Capital Services LLC	01/19/23	1.095	USD	1,186,850	23,152	79
						$100,613	$48,695

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the following OTC written foreign currency options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Premiums Received	Fair Value
Call USD vs. Put GBP	Morgan Stanley Capital Services LLC	01/19/23	1.065	USD	1,186,850	$15,632	$(21)
Call USD vs. Put JPY	Bank of America N.A.	09/09/27	140.000	USD	877,800	24,859	(10,016)
Call USD vs. Put JPY	BNP Paribas	09/09/27	140.000	USD	877,800	24,052	(10,016)
Call USD vs. Put MXN	Bank of America N.A.	04/26/23	20.600	USD	1,187,000	36,904	(17,708)
Call USD vs. Put MXN	Morgan Stanley Capital Services LLC	04/26/23	20.600	USD	1,187,000	37,595	(17,708)
Put USD vs. Call MXN	Bank of America N.A.	04/26/23	20.000	USD	1,187,000	24,915	(33,365)
Put USD vs. Call MXN	Morgan Stanley Capital Services LLC	04/26/23	20.000	USD	1,187,000	24,060	(28,476)
						$188,017	$(117,310)

At December 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Bank of America N.A.	Pay	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD	5,027,000	$147,731	$(217,505)
Call on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD	5,027,000	145,029	(192,897)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD	2,514,000	72,152	(100,288)
Call on 10-Year Interest Rate Swap(2)	Goldman Sachs International	Pay	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD	1,257,000	47,012	(28,137)
Call on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD	2,514,000	77,054	(30,670)
Call on 10-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD	5,027,000	143,521	(199,154)
Put on 10-Year Interest Rate Swap(3)	Bank of America N.A.	Receive	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD	5,027,000	147,731	(71,983)
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Receive	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD	5,027,000	145,029	(84,168)
Put on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Receive	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD	2,514,000	72,151	(39,848)
Put on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Receive	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD	1,257,000	47,012	(76,052)
Put on 10-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Receive	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD	2,514,000	77,054	(132,685)
Put on 10-Year Interest Rate Swap(3)	Morgan Stanley Capital Services LLC	Receive	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD	5,027,000	143,521	(80,352)
Put on 2-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Receive	4.250%	1-day Secured Overnight Financing Rate	11/15/27	USD	6,782,000	66,633	(75,806)
								$1,331,630	$(1,329,545)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the following OTC purchased forward premium swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate(4)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(5)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	1,307,000	$(228,725)	$(1,234)
Call on 30-Year Interest Rate Swap	Nomura International PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/25/27	USD	1,050,000	(189,000)	(5,065)
Call on 35-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/03/27	USD	1,307,000	(229,052)	(1,369)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	3,070,500	(552,690)	(14,811)
								$(1,199,467)	$(22,479)

At December 31, 2022, the following OTC written forward premium swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate(4)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(5)	Unrealized Appreciation/ (Depreciation)
Call on 1-Year Interest Rate Swap	Deutsche Bank AG	2.750%	Pay	1-day Secured Overnight Financing Rate	06/30/27	USD	16,603,100	$138,705	$9,841
Put on 1-Year Interest Rate Swap	Deutsche Bank AG	2.750%	Receive	1-day Secured Overnight Financing Rate	06/30/27	USD	16,603,100	138,705	(71,921)
								$277,410	$(62,080)

(1)  Payments made at maturity date.

(2)  Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(3)  Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

(4)  Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(5)  Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

COP — Colombian Peso

CNY — Chinese Yuan

CZK — Czech Koruna

DKK — Danish Krone

EUR — EU Euro

GBP — British Pound

HKD — Hong Kong Sar Dollar

HUF — Hungarian Forint

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

PLN — Polish Zloty

RON — Romanian New Leu

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

USD — United States Dollar

ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$56,860
Interest rate contracts	Unrealized appreciation on forward premium swaptions	9,841
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,154,564
Interest rate contracts	Variation margin receivable on futures contracts**	42,751
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	4,210,445
Foreign exchange contracts	Unrealized appreciation on OTC swap agreements	4,189
Total Asset Derivatives		$5,478,650
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$279,312
Interest rate contracts	Unrealized depreciation on forward premium swaptions	94,400
Interest rate contracts	Variation margin payable on futures contracts**	1,061,495
Credit contracts	Variation margin payable on centrally cleared swaps**	61,179
Interest rate contracts	Variation margin payable on centrally cleared swaps**	2,374,910
Interest rate contracts	Written options, at fair value	1,329,545
Foreign exchange contracts	Written options, at fair value	117,310
Total Liability Derivatives		$5,318,151

*  Includes purchased options.

**  The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day's unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$1,301	$—	$—	$1,301
Credit Contracts	—	—	—	246,431	—	246,431
Foreign exchange contracts	10,242	(8,100,685)	—	32,925	257,115	(7,800,403)
Interest rate contracts	102,264	—	(1,700,676)	(2,635,622)	878,957	(3,355,077)
Total	$112,506	$(8,100,685)	$(1,699,375)	$(2,356,266)	$1,136,072	$(10,907,748)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(61,179)	$—	$(61,179)
Foreign exchange contracts	(51,918)	1,092,093	—	18,382	70,707	1,129,264
Interest rate contracts	8,568	—	(655,702)	2,805,928	(93,765)	2,065,029
Total	$(43,350)	$1,092,093	$(655,702)	$2,763,131	$(23,058)	$3,133,114

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Nomura Global Financial Products Inc.	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$7,179	$1,264	$43,697	$—	$—	$—	$4,641	$—	$79	$—	$—	$—	$56,860
Forward foreign currency contracts	12,015	80,206	7,236	8,552	5,577		12,873	—	293,937	—	632,065	102,103	1,154,564
Forward premium swaptions	—	—	—	—	—	9,841	—	—	—	—	—	—	9,841
Volatility swaps	—	—	—	—	—	—	—	—	4,189	—	—	—	4,189
Total Assets	$19,194	$81,470	$50,933	$8,552	$5,577	$9,841	$17,514	$—	$298,205	$—	$632,065	$102,103	$1,225,454
Liabilities:
Forward foreign currency contracts	$2,886	$31,540	$29,323	$5,765	$68,983	$—	$—	$—	$63,082	$—	$1,667	$76,066	$279,312
Forward premium swaptions	—	17,414	—	—	—	71,921	—	—	—	5,065	—	—	94,400
Written options	350,577	277,065	10,016	—	—	140,136	104,189	239,161	325,711	—	—	—	1,446,855
Total Liabilities	$353,463	$326,019	$39,339	$5,765	$68,983	$212,057	$104,189	$239,161	$388,793	$5,065	$1,667	$76,066	$1,467,104
Net OTC derivative instruments by counterparty, at fair value	$(334,269)	$(244,549)	$11,594	$2,787	$(63,406)	$(202,216)	$(86,675)	$(239,161)	$(90,588)	$(5,065)	$630,398	$26,037	$(595,113)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$334,269	$244,549	$—	$—	$—	$202,216	$—	$—	$90,588		$(480,000)	$—	$391,622
Net Exposure(1)(2)	$—	$—	$11,594	$2,787	$(63,406)	$—	$(86,675)	$(239,161)	$—	$(5,065)	$150,398	$26,037	$(203,491)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)  At December 31, 2022 the Portfolio had pledged $480,000, $430,000, $500,000 and $390,000 in cash collateral from Bank of America N.A., Barclays Bank PLC, Deutche Bank AG and Morgan Stanley Capital Services LLC. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $146,509,281.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$6,247,948
Gross Unrealized Depreciation	(17,697,341)
Net Unrealized Depreciation	$(11,449,393)

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Australia: 8.9%
212,280	ANZ Group Holdings Ltd.	$3,419,605	1.0
726,533	Aurizon Holdings Ltd.	1,840,630	0.6
222,868	Brambles Ltd.	1,827,655	0.5
165,434	Coles Group Ltd.	1,875,301	0.6
478,047	GPT Group	1,363,397	0.4
294,457	Insurance Australia Group Ltd.	946,584	0.3
848,279	Medibank Pvt Ltd.	1,692,352	0.5
65,297	Rio Tinto Ltd.	5,153,612	1.5
220,291	Suncorp Group Ltd.	1,795,113	0.5
263,777	Transurban Group - Stapled Security	2,320,676	0.7
54,589	Washington H Soul Pattinson & Co. Ltd.	1,024,163	0.3
171,947	Westpac Banking Corp.	2,722,185	0.8
165,841	Woodside Energy Group Ltd. (WDS)	4,016,378	1.2
		29,997,651	8.9
	Belgium: 1.0%
26,291	Ageas SA/NV	1,166,578	0.3
6,840	Elia Group SA/NV	972,390	0.3
14,642	Groupe Bruxelles Lambert NV	1,170,151	0.4
		3,309,119	1.0
	China: 0.7%
695,000	BOC Hong Kong Holdings Ltd.	2,359,384	0.7
	Denmark: 1.9%
1,142	AP Moller - Maersk A/S - Class B	2,556,487	0.8
32,833	Novozymes A/S	1,665,740	0.5
87,066	Tryg A/S	2,069,172	0.6
		6,291,399	1.9
	Finland: 2.4%
28,660	Elisa OYJ	1,519,123	0.4
107,314	Nordea Bank Abp	1,149,543	0.3
28,951	Orion Oyj	1,587,177	0.5
59,220	Sampo OYJ	3,093,020	0.9
23,364	UPM-Kymmene OYJ	874,310	0.3
		8,223,173	2.4
	France: 6.6%
14,565	Air Liquide SA	2,067,282	0.6
13,749	BNP Paribas	782,854	0.2
66,983	Bouygues SA	2,008,931	0.6
24,760	Bureau Veritas SA	652,523	0.2
Shares			Value	Percentage of Net Assets
5,928		Dassault Aviation SA	$1,005,344	0.3
32,802		Edenred	1,785,256	0.5
20,010		Eiffage SA	1,968,260	0.6
275,771		Orange SA	2,736,223	0.8
63,546		Sanofi	6,127,501	1.8
14,125		Thales S.A.	1,804,728	0.6
20,069	(1)	TotalEnergies SE	1,259,791	0.4
			22,198,693	6.6
		Germany: 6.6%
26,131		Allianz SE	5,580,459	1.7
39,145		Bayerische Motoren Werke AG	3,465,693	1.0
9,921		Deutsche Boerse AG	1,708,292	0.5
89,693		Deutsche Telekom AG	1,784,578	0.5
10,186		GEA Group AG	414,238	0.1
9,565		Hannover Rueck SE	1,887,242	0.6
45,738		Mercedes-Benz Group AG	2,991,023	0.9
6,007		Muenchener Rueckversicherungs- Gesellschaft AG	1,943,082	0.6
4,857		Rheinmetall AG	966,910	0.3
14,170		Symrise AG	1,538,928	0.4
			22,280,445	6.6
		Hong Kong: 4.5%
98,000		CK Infrastructure Holdings Ltd.	511,368	0.2
223,000		CLP Holdings Ltd.	1,624,682	0.5
678,000		HKT Trust & HKT Ltd. - Stapled Security	829,956	0.2
334,900		Link REIT	2,450,577	0.7
433,500		MTR Corp.	2,292,718	0.7
400,000		Power Assets Holdings Ltd.	2,186,188	0.7
804,000		SITC International Holdings Co. Ltd.	1,782,018	0.5
200,500		Sun Hung Kai Properties Ltd.	2,738,704	0.8
222,200		Swire Properties Ltd.	562,809	0.2
			14,979,020	4.5
		Ireland: 0.5%
34,709		DCC PLC	1,706,717	0.5
		Israel: 1.5%
270,217		Bank Leumi Le-Israel BM	2,250,585	0.7
7,276		Elbit Systems Ltd.	1,183,309	0.3
42,469		ICL Group Ltd.	306,858	0.1
44,201		Mizrahi Tefahot Bank Ltd.	1,426,599	0.4
			5,167,351	1.5

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Italy: 3.9%
239,395		ENI S.p.A.	$3,404,057	1.0
7,514		Ferrari NV	1,611,286	0.5
228,041		Mediobanca Banca di Credito Finanziario SpA	2,191,253	0.7
186,198	(2)	Poste Italiane SpA	1,816,629	0.5
361,892		Snam SpA	1,754,750	0.5
297,040		Terna - Rete Elettrica Nazionale	2,193,692	0.7
			12,971,667	3.9
		Japan: 23.7%
151,800		Asahi Kasei Corp.	1,080,601	0.3
51,400		Bridgestone Corp.	1,819,924	0.5
51,200		Dai Nippon Printing Co., Ltd.	1,028,586	0.3
40,300		Daiwa House Industry Co., Ltd.	928,361	0.3
687,500		ENEOS Holdings, Inc.	2,341,224	0.7
58,400		Hankyu Hanshin Holdings, Inc.	1,730,253	0.5
87,300		Idemitsu Kosan Co., Ltd.	2,043,831	0.6
275,300		Japan Post Bank Co. Ltd.	2,360,134	0.7
345,600		Japan Post Holdings Co. Ltd.	2,907,863	0.9
142,200	(1)	Japan Tobacco, Inc.	2,866,785	0.9
48,500	(1)	McDonald's Holdings Co. Japan Ltd.	1,843,310	0.5
73,900		Mitsubishi Chemical Holdings Corp.	382,582	0.1
376,700		Mitsubishi HC Capital, Inc.	1,852,818	0.5
846,700		Mitsubishi UFJ Financial Group, Inc.	5,684,250	1.7
276,300		Mizuho Financial Group, Inc.	3,892,596	1.2
86,100		MS&AD Insurance Group Holdings, Inc.	2,752,602	0.8
44,300		Nintendo Co., Ltd.	1,862,663	0.6
116,500		Nippon Steel Corp.	2,021,408	0.6
18,100		Nippon Telegraph & Telephone Corp.	516,185	0.2
11,000		Nitto Denko Corp.	633,542	0.2
61,300		Nomura Real Estate Holdings, Inc.	1,310,765	0.4
276,300		Obayashi Corp.	2,087,057	0.6
278,400		Oji Holdings Corp.	1,124,454	0.3
75,300		Ono Pharmaceutical Co., Ltd.	1,760,031	0.5
42,200		Otsuka Holdings Co. Ltd.	1,376,258	0.4
35,000		Secom Co., Ltd.	1,997,025	0.6
114,500		Sekisui House Ltd.	2,029,978	0.6
304,000		SoftBank Corp.	3,439,357	1.0
51,300		Sompo Holdings, Inc.	2,269,672	0.7
Shares				Value	Percentage of Net Assets
69,500			Subaru Corp.	$1,052,235	0.3
167,600			Sumitomo Chemical Co., Ltd.	600,951	0.2
38,000			Sumitomo Corp.	631,677	0.2
121,700			Sumitomo Mitsui Financial Group, Inc.	4,896,288	1.5
77,600			Sumitomo Mitsui Trust Holdings, Inc.	2,707,894	0.8
140,300			Takeda Pharmaceutical Co., Ltd.	4,383,911	1.3
66,500			Tobu Railway Co., Ltd.	1,551,112	0.5
156,000			Tosoh Corp.	1,855,095	0.6
22,100	(1	),(3)	Trend Micro, Inc.	1,033,558	0.3
93,500			USS Co., Ltd.	1,483,572	0.4
84,200			Yamato Holdings Co., Ltd.	1,334,255	0.4
				79,474,663	23.7
			Netherlands: 3.9%
107,898			Koninklijke Ahold Delhaize NV	3,102,195	0.9
708,113			Koninklijke KPN NV	2,191,783	0.6
54,145			NN Group NV	2,214,100	0.7
52,262			OCI NV	1,868,490	0.5
67,085			Shell PLC	1,891,190	0.6
18,287			Wolters Kluwer NV	1,913,459	0.6
				13,181,217	3.9
			New Zealand: 0.3%
257,150			Spark New Zealand Ltd.	880,424	0.3
			Norway: 0.9%
11,040			Aker BP ASA	343,155	0.1
185,101			Telenor ASA	1,729,394	0.5
22,973			Yara International ASA	1,008,905	0.3
				3,081,454	0.9
			Portugal: 0.8%
190,035			Galp Energia SGPS SA	2,563,684	0.8
			Spain: 5.0%
68,719			ACS Actividades de Construccion y Servicios SA	1,966,289	0.6
10,463	(2	),(3)	Aena SME SA	1,311,621	0.4
111,522			Enagas	1,854,438	0.5
89,123			Ferrovial SA - FERE	2,333,475	0.7
301,131			Iberdrola S.A. - IBEE	3,515,241	1.0
32,449			Industria de Diseno Textil SA	861,876	0.3
121,470			Red Electrica Corp. SA	2,112,134	0.6
183,548			Repsol SA	2,921,527	0.9
				16,876,601	5.0

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Sweden: 0.2%
235,843	Telia Co. AB	$602,642	0.2
	Switzerland: 9.1%
9,452	Baloise Holding AG	1,457,562	0.4
13,868	Banque Cantonale Vaudoise	1,329,621	0.4
716,890	Glencore PLC	4,780,710	1.4
49,981	Holcim AG	2,587,181	0.8
117,931	Novartis AG	10,672,455	3.2
2,386	Roche Holding AG-GENUSSCHEIN	749,771	0.2
13,019	Swiss Prime Site AG	1,128,394	0.3
4,833	Swisscom AG	2,647,572	0.8
10,953	Zurich Insurance Group AG	5,236,381	1.6
		30,589,647	9.1
	United Kingdom: 15.6%
490,804	Aviva PLC	2,603,554	0.8
269,533	BAE Systems PLC	2,783,859	0.8
1,171,471	BP PLC	6,759,352	2.0
145,502	British American Tobacco PLC	5,755,819	1.7
270,465	GSK PLC	4,674,533	1.4
1,215,681	HSBC Holdings PLC	7,534,267	2.3
112,414	Imperial Brands PLC	2,800,374	0.8
818,857	M&G PLC	1,851,657	0.6
313,328	National Grid PLC	3,753,487	1.1
117,334	NatWest Group PLC	374,207	0.1
278,128	Phoenix Group Holdings PLC	2,037,432	0.6
25,399	Reckitt Benckiser Group PLC	1,760,575	0.5
63,248	Relx PLC (GBP Exchange)	1,748,691	0.5
40,422	Smiths Group PLC	775,786	0.2
187,872	The Sage Group PLC	1,691,740	0.5
34,719	Unilever PLC	1,742,082	0.5
29,930	Unilever PLC - ULVRL	1,511,108	0.5
179,943	United Utilities Group PLC	2,150,030	0.7
		52,308,553	15.6
	Total Common Stock (Cost $320,014,301)	329,043,504	98.0
EXCHANGE-TRADED FUNDS: 1.0%
75,197	iShares MSCI EAFE Value Index ETF	3,450,039	1.0
	Total Exchange-Traded Funds (Cost $3,257,231)	3,450,039	1.0
Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.5%
		Germany: 0.5%
25,665		Henkel AG & Co. KGaA	$1,778,905	0.5
		Total Preferred Stock (Cost $2,221,601)	1,778,905	0.5
		Total Long-Term Investments (Cost $325,493,133)	334,272,448	99.5
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
		Repurchase Agreements: 2.2%
1,687,705	(4)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,688,500, collateralized by various U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,721,459, due 05/01/37-05/01/58)	$1,687,705	0.5
499,463	(4)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $499,696, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $509,452, due 04/11/23-10/31/29)	499,463	0.2
1,687,705	(4)	MUFG Securities America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,688,500, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $1,721,459, due 08/01/24-01/01/53)	1,687,705	0.5

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
1,687,705	(4)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,688,508, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,721,459, due 01/03/23-09/09/49)	$1,687,705	0.5
1,687,705	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,688,500, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,721,459, due 09/01/24-10/20/52)	1,687,705	0.5
		Total Repurchase Agreements
		Total Short-Term Investments (Cost $7,250,283)	7,250,283	2.2
		Total Investments in Securities (Cost $332,743,416)	$341,522,731	101.7
		Liabilities in Excess of Other Assets	(5,695,171)	(1.7)
		Net Assets	$335,827,560	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Security, or a portion of the security, is on loan.

(2)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)  Non-income producing security.

(4)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Financials	28.3%
Industrials	14.2
Health Care	9.3
Materials	8.8
Energy	8.5
Consumer Staples	6.9
Utilities	6.7
Communication Services	6.2
Consumer Discretionary	5.1
Real Estate	3.1
Information Technology	1.4
Exchange-Traded Funds	1.0
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(1.7)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$3,419,605	$26,578,046	$—	$29,997,651
Belgium	—	3,309,119	—	3,309,119
China	—	2,359,384	—	2,359,384
Denmark	—	6,291,399	—	6,291,399
Finland	—	8,223,173	—	8,223,173
France	—	22,198,693	—	22,198,693
Germany	—	22,280,445	—	22,280,445
Hong Kong	—	14,979,020	—	14,979,020
Ireland	—	1,706,717	—	1,706,717
Israel	—	5,167,351	—	5,167,351
Italy	—	12,971,667	—	12,971,667
Japan	—	79,474,663	—	79,474,663
Netherlands	—	13,181,217	—	13,181,217
New Zealand	—	880,424	—	880,424
Norway	—	3,081,454	—	3,081,454
Portugal	—	2,563,684	—	2,563,684
Spain	—	16,876,601	—	16,876,601
Sweden	—	602,642	—	602,642
Switzerland	—	30,589,647	—	30,589,647
United Kingdom	—	52,308,553	—	52,308,553
Total Common Stock	3,419,605	325,623,899	—	329,043,504
Exchange-Traded Funds	3,450,039	—	—	3,450,039
Preferred Stock	—	1,778,905	—	1,778,905
Short-Term Investments	—	7,250,283	—	7,250,283
Total Investments, at fair value	$6,869,644	$334,653,087	$—	$341,522,731

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$124,914
Total	$124,914
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$371
Total	$371

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $334,224,209.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$25,502,419
Gross Unrealized Depreciation	(17,949,632)
Net Unrealized Appreciation	$7,552,787

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022

Shares				Value	Percentage of Net Assets
COMMON STOCK: 96.8%
			Communication Services: 2.2%
1,091			Cable One, Inc.	$776,639	0.2
10,610			Electronic Arts, Inc.	1,296,330	0.4
150,228			Entravision Communications Corp.	721,094	0.2
98,480			Fox Corp. - Class B	2,801,756	0.8
26,028			Omnicom Group	2,123,104	0.6
15,295	(1)		Townsquare Media, Inc.	110,889	0.0
				7,829,812	2.2
			Consumer Discretionary: 8.4%
79,279	(1)		Accel Entertainment, Inc.	610,448	0.2
20,976			Advance Auto Parts, Inc.	3,084,101	0.9
11,604	(1)		Aptiv PLC	1,080,681	0.3
95,830			BorgWarner, Inc.	3,857,158	1.1
8,629			Boyd Gaming Corp.	470,539	0.1
27,940			Brunswick Corp.	2,013,915	0.6
51,021			Cie Generale des Etablissements Michelin SCA	1,421,302	0.4
30,172	(1)		Dave & Buster's Entertainment, Inc.	1,069,296	0.3
28,277	(1)		Dollar Tree, Inc.	3,999,499	1.1
19,167	(1)		Malibu Boats, Inc.	1,021,601	0.3
30,672	(1)		MarineMax, Inc.	957,580	0.3
5,947	(1)		Mohawk Industries, Inc.	607,902	0.2
27,951	(1)		OneWater Marine, Inc.	799,399	0.2
14,169	(1)		Penn Entertainment, Inc.	420,819	0.1
8,853			Penske Auto Group, Inc.	1,017,475	0.3
30,991	(1)		Red Robin Gourmet Burgers, Inc.	172,930	0.0
1,546	(1	),(2)	RH	413,076	0.1
41,142	(1)		Skyline Champion Corp.	2,119,224	0.6
24,512			Sodexo SA	2,345,262	0.6
50,440	(1)		Solo Brands, Inc.	187,637	0.0
54,610			Tapestry, Inc.	2,079,549	0.6
30,686	(1)		Vizio Holding Corp.	227,383	0.1
				29,976,776	8.4
			Consumer Staples: 5.6%
120,019			Conagra Brands, Inc.	4,644,735	1.3
46,800			Edgewell Personal Care Co.	1,803,672	0.5
16,864			JM Smucker Co.	2,672,270	0.8
27,490			Kimberly-Clark Corp.	3,731,768	1.0
164,294			Koninklijke Ahold Delhaize NV	4,723,646	1.3
39,235			Spectrum Brands Holdings, Inc.	2,390,196	0.7
				19,966,287	5.6
Shares				Value	Percentage of Net Assets
			Energy: 3.7%
83,638			Baker Hughes Co.	$2,469,830	0.7
50,758			ChampionX Corp.	1,471,474	0.4
14,558			Devon Energy Corp.	895,463	0.2
12,012			Diamondback Energy, Inc.	1,643,001	0.5
24,692	(1	),(2)	Earthstone Energy, Inc.	351,367	0.1
129,521	(3)		Enterprise Products Partners L.P.	3,124,047	0.9
17,363			Enviva, Inc.	919,718	0.3
37,262			EQT Corp.	1,260,574	0.3
929	(1)		NCS Multistage Holdings, Inc.	23,225	0.0
9,185			Phillips 66	955,975	0.3
				13,114,674	3.7
			Financials: 22.4%
23,629			Aflac, Inc.	1,699,870	0.5
39,771			Allstate Corp.	5,392,948	1.5
24,825			A-Mark Precious Metals, Inc.	862,172	0.2
3,150			Ameriprise Financial, Inc.	980,816	0.3
25,273			Ameris Bancorp.	1,191,369	0.3
29,326			Axis Capital Holdings Ltd.	1,588,589	0.5
139,431			Bank of New York Mellon Corp.	6,346,899	1.8
32,290			BankUnited, Inc.	1,096,891	0.3
115,672			Capitol Federal Financial, Inc.	1,000,563	0.3
3,137			Chubb Ltd.	692,022	0.2
93,082	(3)		Compass Diversified Holdings	1,696,885	0.5
21,015			ConnectOne Bancorp, Inc.	508,773	0.1
29,179	(1)		Donnelley Financial Solutions, Inc.	1,127,768	0.3
5,854			Enact Holdings, Inc.	141,198	0.0
150,636			First BanCorp. Puerto Rico	1,916,090	0.5
149,254			First Hawaiian, Inc.	3,886,574	1.1
18,672			First Interstate Bancsystem, Inc.	721,673	0.2
12,133			First Merchants Corp.	498,788	0.1
5,688			First Mid Bancshares, Inc.	182,471	0.1
158,122			FNB Corp.	2,063,492	0.6
14,804			Hanover Insurance Group, Inc.	2,000,465	0.6
74,228			Home Bancshares, Inc./Conway AR	1,691,656	0.5
17,411			Independent Bank Group, Inc.	1,046,053	0.3
78,211			Northern Trust Corp.	6,920,891	2.0
130,751			Old National Bancorp.	2,350,903	0.7

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Financials (continued)
13,798		Origin Bancorp, Inc.	$506,387	0.1
43,975		Pacific Premier Bancorp, Inc.	1,387,851	0.4
15,996		PacWest Bancorp	367,108	0.1
22,499		Patria Investments Ltd.	313,411	0.1
13,949		Premier Financial Corp.	376,205	0.1
8,069		ProAssurance Corp.	140,965	0.0
45,379		Prosperity Bancshares, Inc.	3,298,146	0.9
23,442		Provident Financial Services, Inc.	500,721	0.1
7,769		QCR Holdings, Inc.	385,653	0.1
20,158		Reinsurance Group of America, Inc.	2,864,250	0.8
6,060		Selective Insurance Group	536,977	0.2
26,020		SouthState Corp.	1,986,887	0.6
33,961		T. Rowe Price Group, Inc.	3,703,787	1.0
16,122		TowneBank/ Portsmouth VA	497,202	0.1
99,382		Truist Financial Corp.	4,276,407	1.2
23,454		UMB Financial Corp.	1,958,878	0.6
60,455		US Bancorp	2,636,443	0.7
148,373		Valley National Bancorp	1,678,099	0.5
35,307		Veritex Holdings, Inc.	991,421	0.3
18,802		Westamerica Bancorp.	1,109,506	0.3
9,589		Willis Towers Watson PLC	2,345,278	0.7
			79,467,401	22.4
		Health Care: 10.8%
19,418		AmerisourceBergen Corp.	3,217,757	0.9
1,813	(1)	AMN Healthcare Services, Inc.	186,413	0.1
24,488		Baxter International, Inc.	1,248,153	0.3
4,392		Becton Dickinson & Co.	1,116,885	0.3
15,385		Cardinal Health, Inc.	1,182,645	0.3
53,575		Dentsply Sirona, Inc.	1,705,828	0.5
95,562		Embecta Corp.	2,416,763	0.7
21,012	(1)	Enovis Corp.	1,124,562	0.3
35,206	(1)	Envista Holdings Corp.	1,185,386	0.3
2,898		HCA Healthcare, Inc.	695,404	0.2
51,292	(1)	Henry Schein, Inc.	4,096,692	1.2
17,163	(1)	Hologic, Inc.	1,283,964	0.4
11,877		Laboratory Corp. of America Holdings	2,796,796	0.8
44,630		Patterson Cos., Inc.	1,250,979	0.3
20,147		Quest Diagnostics, Inc.	3,151,797	0.9
27,240		Universal Health Services, Inc.	3,837,844	1.1
Shares			Value	Percentage of Net Assets
60,160		Zimmer Biomet Holdings, Inc.	$7,670,400	2.2
17,644	(1)	Zimvie, Inc.	164,795	0.0
			38,333,063	10.8
		Industrials: 15.6%
9,758	(1)	Atkore, Inc.	1,106,752	0.3
5,867		Barrett Business Services, Inc.	547,274	0.2
63,959	(1)	Beacon Roofing Supply, Inc.	3,376,396	0.9
33,389		Brink's Co.	1,793,323	0.5
19,189	(1)	Ceco Environmental Corp.	224,128	0.1
3,456	(1)	Charah Solutions, Inc.	18,662	0.0
53,337		Cie de Saint-Gobain	2,609,281	0.7
5,885		Cummins, Inc.	1,425,877	0.4
45,332		Deluxe Corp.	769,737	0.2
79,057	(1)	DIRTT Environmental Solutions	41,900	0.0
17,676	(1)	DXP Enterprises, Inc.	486,974	0.1
6,203	(1)	Dycom Industries, Inc.	580,601	0.2
38,057		Emerson Electric Co.	3,655,755	1.0
14,067		Esab Corp.	660,024	0.2
110,967	(1)	Gates Industrial Corp. PLC	1,266,133	0.4
26,769	(1)	GMS, Inc.	1,333,096	0.4
7,945		Graham Corp.	76,431	0.0
56,708	(1)	Hayward Holdings, Inc.	533,055	0.1
113,203		Heartland Express, Inc.	1,736,534	0.5
87,072	(1)	Hillman Solutions Corp.	627,789	0.2
13,533		Huntington Ingalls Industries, Inc.	3,121,792	0.9
121,827		IMI PLC	1,902,684	0.5
55,489	(1)	KAR Auction Services, Inc.	724,131	0.2
7,309		Karat Packaging, Inc.	105,030	0.0
31,772		Korn Ferry	1,608,299	0.4
25,154		Legrand S.A.	2,016,884	0.6
18,405	(1)	Leonardo DRS, Inc.	235,216	0.1
22,803		Loomis AB	625,032	0.2
14,019		Luxfer Holdings PLC	192,341	0.1
455		Luxfer Holdings PLC ADR	6,243	0.0
42,382		MSC Industrial Direct Co.	3,462,609	1.0
75,325		nVent Electric PLC	2,897,753	0.8
53,317		Oshkosh Corp.	4,702,026	1.3
8,729		Republic Services, Inc.	1,125,954	0.3
125,559	(1)	Southwest Airlines Co.	4,227,572	1.2
32,987	(2)	Tecnoglass, Inc.	1,015,010	0.3
26,098		Timken Co.	1,844,346	0.5
26,848		Vinci SA	2,676,387	0.8
			55,359,031	15.6

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Information Technology: 8.8%
3,519		Advanced Energy Industries, Inc.	$301,860	0.1
30,557		Amdocs Ltd.	2,777,631	0.8
11,630		Applied Materials, Inc.	1,132,529	0.3
48,557		Avnet, Inc.	2,019,000	0.6
8,339		Belden, Inc.	599,574	0.2
74,898	(1)	Coherent Corp.	2,628,920	0.7
21,503	(1)	Cohu, Inc.	689,171	0.2
29,501		Corning, Inc.	942,262	0.3
34,534	(1)	Digital Turbine, Inc.	526,298	0.1
6,595	(1)	Euronet Worldwide, Inc.	622,436	0.2
67,633		EVERTEC, Inc.	2,189,957	0.6
19,463	(1)	F5, Inc.	2,793,135	0.8
76,422		HP, Inc.	2,053,459	0.6
14,284	(1)	IBEX Holdings Ltd.	354,957	0.1
64,412		Juniper Networks, Inc.	2,058,608	0.6
39,856		Kulicke & Soffa Industries, Inc.	1,764,027	0.5
5,685		MKS Instruments, Inc.	481,690	0.1
23,307		TE Connectivity Ltd.	2,675,644	0.8
68,578	(1)	Teradata Corp.	2,308,335	0.6
14,354		Teradyne, Inc.	1,253,822	0.3
60,013		Vontier Corp.	1,160,051	0.3
			31,333,366	8.8
		Materials: 5.1%
40,151		Akzo Nobel NV	2,694,226	0.8
198,170		Amcor PLC	2,360,205	0.7
92,177	(1)	Axalta Coating Systems Ltd.	2,347,748	0.7
24,924		Element Solutions, Inc.	453,367	0.1
103,887		Graphic Packaging Holding Co.	2,311,486	0.6
19,223		Minerals Technologies, Inc.	1,167,221	0.3
17,433		Mondi PLC	294,809	0.1
31,186		Packaging Corp. of America	3,989,001	1.1
85,199		Pactiv Evergreen, Inc.	967,861	0.3
23,124		Sonoco Products Co.	1,403,858	0.4
			17,989,782	5.1
		Real Estate: 7.5%
28,754		CareTrust REIT, Inc.	534,249	0.1
24,892	(2)	Easterly Government Properties, Inc.	355,209	0.1
4,618		Equinix, Inc.	3,024,929	0.8
12,669		Essex Property Trust, Inc.	2,684,814	0.8
34,103		Four Corners Property Trust, Inc.	884,291	0.2
8,630	(2)	Getty Realty Corp.	292,125	0.1
Shares		Value	Percentage of Net Assets
145,693	Healthpeak Properties, Inc.	$3,652,524	1.0
25,983	Highwoods Properties, Inc.	727,004	0.2
36,259	Kite Realty Group Trust	763,252	0.2
11,348	National Health Investors, Inc.	592,593	0.2
13,946	NETSTREIT Corp.	255,630	0.1
44,016	Physicians Realty Trust	636,912	0.2
7,664	Public Storage, Inc.	2,147,376	0.6
54,983	Realty Income Corp.	3,487,572	1.0
50,499	Regency Centers Corp.	3,156,187	0.9
55,755	Summit Hotel Properties, Inc.	402,551	0.1
15,914	UMH Properties, Inc.	256,215	0.1
22,375	VICI Properties, Inc.	724,950	0.2
22,493	Weyerhaeuser Co.	697,283	0.2
17,866	WP Carey, Inc.	1,396,228	0.4
		26,671,894	7.5
	Utilities: 6.7%
6,984	ALLETE, Inc.	450,538	0.1
5,798	Atmos Energy Corp.	649,782	0.2
26,738	Duke Energy Corp.	2,753,747	0.8
85,307	Edison International	5,427,231	1.5
18,881	Evergy, Inc.	1,188,181	0.3
14,590	Eversource Energy	1,223,226	0.3
4,637	Northwest Natural Holding Co.	220,675	0.1
67,612	NorthWestern Corp.	4,012,096	1.1
27,106	Pinnacle West Capital Corp.	2,061,140	0.6
4,147	PNM Resources, Inc.	202,332	0.1
10,448	Southwest Gas Holdings, Inc.	646,522	0.2
72,605	Spire, Inc.	4,999,580	1.4
		23,835,050	6.7
	Total Common Stock (Cost $347,254,723)	343,877,136	96.8
EXCHANGE-TRADED FUNDS: 0.9%
28,276	iShares Russell Mid-Cap Value ETF	2,978,594	0.9
	Total Exchange-Traded Funds (Cost $2,789,574)	2,978,594	0.9
PREFERRED STOCK: 0.7%
	Consumer Staples: 0.7%
36,809	Henkel AG & Co. KGaA	2,551,324	0.7
	Total Preferred Stock (Cost $2,397,436)	2,551,324	0.7

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
OTHER(4): —%
			Consumer, Non-cyclical: —%
6,778	(2	),(5),(6)	The Fresh Market Holdings, Inc.	$—	—
			Total Other (Cost $—)	—	—
			Total Long-Term Investments (Cost $352,441,733)	349,407,054	98.4
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
			Repurchase Agreements: 0.4%
1,000,000	(7)		National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	$1,000,000	0.3
611,775	(7)		RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $612,063, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $624,010, due 09/01/24-10/20/52)	611,775	0.1
			Total Repurchase Agreements (Cost $1,611,775)	1,611,775	0.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.5%
5,300,317	(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $5,300,317)	$5,300,317	1.5
		Total Short-Term Investments (Cost $6,912,092)	6,912,092	1.9
		Total Investments in Securities (Cost $359,353,825)	$356,319,146	100.3
		Liabilities in Excess of Other Assets	(891,909)	(0.3)
		Net Assets	$355,427,237	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Security, or a portion of the security, is on loan.

(3)  Security is a Master Limited Partnership.

(4)  Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(5)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)  Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$7,829,812	$—	$—	$7,829,812
Consumer Discretionary	26,210,212	3,766,564	—	29,976,776
Consumer Staples	15,242,641	4,723,646	—	19,966,287
Energy	13,114,674	—	—	13,114,674
Financials	79,467,401	—	—	79,467,401
Health Care	38,333,063	—	—	38,333,063
Industrials	45,528,763	9,830,268	—	55,359,031
Information Technology	31,333,366	—	—	31,333,366
Materials	15,000,747	2,989,035	—	17,989,782
Real Estate	26,671,894	—	—	26,671,894
Utilities	23,835,050	—	—	23,835,050
Total Common Stock	322,567,623	21,309,513	—	343,877,136
Exchange-Traded Funds	2,978,594	—	—	2,978,594
Preferred Stock	—	2,551,324	—	2,551,324
Other	—	—	—	—
Short-Term Investments	5,300,317	1,611,775	—	6,912,092
Total Investments, at fair value	$330,846,534	$25,472,612	$—	$356,319,146
Other Financial Instruments+
Forward Foreign Currency Contracts	—	17,832	—	17,832
Total Assets	$330,846,534	$25,490,444	$—	$356,336,978
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(107,967)	$—	$(107,967)
Total Liabilities	$—	$(107,967)	$—	$(107,967)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2022, VY® American Century Small-Mid Cap Value Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
The Fresh Market Holdings, Inc.	11/14/2022	$—	$—
		$—	$—

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	62,539	USD	75,618	Bank of America N.A.	03/31/23	$152
GBP	54,635	USD	65,919	Bank of America N.A.	03/31/23	275
GBP	50,010	USD	60,463	Bank of America N.A.	03/31/23	128
GBP	53,018	USD	64,599	Bank of America N.A.	03/31/23	(364)
USD	2,191,058	GBP	1,797,239	Bank of America N.A.	03/31/23	13,588
USD	428,649	EUR	402,368	JPMorgan Chase Bank N.A.	03/31/23	(4,669)
USD	17,655,412	EUR	16,488,304	JPMorgan Chase Bank N.A.	03/31/23	(101,162)
NOK	660,223	USD	67,547	UBS AG	03/31/23	105
NOK	208,643	USD	21,181	UBS AG	03/31/23	198
USD	16,456	SEK	170,566	UBS AG	03/31/23	28
SEK	143,431	USD	13,837	UBS AG	03/31/23	(22)
NOK	412,278	USD	41,839	UBS AG	03/31/23	406
USD	540,723	SEK	5,586,051	UBS AG	03/31/23	2,701
NOK	296,198	USD	30,100	UBS AG	03/31/23	251
USD	159,877	NOK	1,577,341	UBS AG	03/31/23	(1,750)
						$(90,135)

Currency Abbreviations

EUR — EU Euro

GBP — British Pound

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$17,832
Total Asset Derivatives		$17,832
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$107,967
Total Liability Derivatives		$107,967

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,398,988
Total	$1,398,988
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$116,274
Total	$116,274

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $363,084,438.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$20,035,351
Gross Unrealized Depreciation	(26,837,220)
Net Unrealized Depreciation	$(6,801,869)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022

Shares				Value	Percentage of Net Assets
COMMON STOCK: 99.6%
			Communication Services: 5.6%
510,000	(1)		Iridium Communications, Inc.	$26,214,000	5.6
			Consumer Discretionary: 20.8%
76,100	(1)		Bright Horizons Family Solutions, Inc.	4,801,910	1.0
282,000			Choice Hotels International, Inc.	31,764,480	6.8
130,000			Krispy Kreme, Inc.	1,341,600	0.3
84,500			Marriott Vacations Worldwide Corp.	11,372,855	2.4
334,000	(1)		Penn Entertainment, Inc.	9,919,800	2.1
82,500			Red Rock Resorts, Inc.	3,300,825	0.7
146,000			Vail Resorts, Inc.	34,799,100	7.5
				97,300,570	20.8
			Financials: 35.0%
394,000	(1)		Arch Capital Group Ltd.	24,735,320	5.3
115,000			Carlyle Group, Inc./The	3,431,600	0.7
131,500			Cohen & Steers, Inc.	8,489,640	1.8
35,400			Essent Group Ltd.	1,376,352	0.3
76,000			Factset Research Systems, Inc.	30,491,960	6.5
30,325			Houlihan Lokey, Inc.	2,643,127	0.6
70,000			Kinsale Capital Group, Inc.	18,306,400	3.9
22,065			Moelis & Co.	846,634	0.2
46,687			Morningstar, Inc.	10,111,938	2.2
104,000			MSCI, Inc. - Class A	48,377,680	10.4
102,000			Primerica, Inc.	14,465,640	3.1
				163,276,291	35.0
			Health Care: 11.1%
176,000			Bio-Techne Corp.	14,586,880	3.1
103,782			Dechra Pharmaceuticals PLC	3,271,206	0.7
325,000	(1)		Figs, Inc.	2,187,250	0.5
36,750	(1)		Idexx Laboratories, Inc.	14,992,530	3.2
5,330	(1)		Mettler Toledo International, Inc.	7,704,248	1.7
83,100	(1)		Neogen Corp.	1,265,613	0.3
32,500			West Pharmaceutical Services, Inc.	7,648,875	1.6
				51,656,602	11.1
			Industrials: 7.0%
40,000	(1)		BrightView Holdings, Inc.	275,600	0.1
336,000	(1)		CoStar Group, Inc.	25,966,080	5.6
475,725	(2)		Marel HF	1,639,746	0.3
4,129,898	(1	),(3),(4)	Northvolt AB - Series E	1,049,683	0.2
80,000	(1)		Trex Co., Inc.	3,386,400	0.7
Shares			Value	Percentage of Net Assets
190,000	(1)	Velo3D, Inc.	$340,100	0.1
			32,657,609	7.0
		Information Technology: 13.5%
53,870	(1)	Altair Engineering, Inc.	2,449,469	0.5
68,000	(1)	ANSYS, Inc.	16,428,120	3.5
105,000	(1)	Gartner, Inc.	35,294,700	7.6
94,000	(1)	Guidewire Software, Inc.	5,880,640	1.3
4,500		Littelfuse, Inc.	990,900	0.2
150,000	(1)	Mirion Technologies, Inc.	991,500	0.2
16,407		SS&C Technologies Holdings, Inc.	854,148	0.2
			62,889,477	13.5
		Real Estate: 6.6%
64,824		Alexandria Real Estate Equities, Inc.	9,442,912	2.0
247,500		Douglas Emmett, Inc.	3,880,800	0.8
337,000		Gaming and Leisure Properties, Inc.	17,554,330	3.8
			30,878,042	6.6
		Total Common Stock (Cost $104,667,320)	464,872,591	99.6
SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
1,748,846	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $1,748,846)	1,748,846	0.4
		Total Short-Term Investments (Cost $1,748,846)	1,748,846	0.4
		Total Investments in Securities (Cost $106,416,166)	$466,621,437	100.0
		Liabilities in Excess of Other Assets	(54,134)	—
		Net Assets	$466,567,303	100.0

(1)  Non-income producing security.

(2)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $1,049,683 or 0.2% of net assets. Please refer to the table below for additional details.

(5)  Rate shown is the 7-day yield as of December 31, 2022.
See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$26,214,000	$—	$—	$26,214,000
Consumer Discretionary	97,300,570	—	—	97,300,570
Financials	163,276,291	—	—	163,276,291
Health Care	48,385,396	3,271,206	—	51,656,602
Industrials	31,607,926	—	1,049,683	32,657,609
Information Technology	62,889,477	—	—	62,889,477
Real Estate	30,878,042	—	—	30,878,042
Total Common Stock	460,551,702	3,271,206	1,049,683	464,872,591
Short-Term Investments	1,748,846	—	—	1,748,846
Total Investments, at fair value	$462,300,548	$3,271,206	$1,049,683	$466,621,437

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2022, VY® Baron Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Northvolt AB - Series E	9/21/2020	$651,737	$1,049,683
		$651,737	$1,049,683

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $108,855,948.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$362,113,259
Gross Unrealized Depreciation	(4,347,770)
Net Unrealized Appreciation	$357,765,489

See Accompanying Notes to Financial Statements

VY® COLUMBIA   PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2022

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Communication Services: 11.5%
8,439	(1)	Alphabet, Inc. - Class A	$744,573	1.6
8,585	(1)	Alphabet, Inc. - Class C	761,747	1.6
17,620		Comcast Corp. - Class A	616,172	1.3
11,009	(1)	Endeavor Group Holdings, Inc.	248,143	0.5
8,606	(1)	Match Group, Inc.	357,063	0.8
4,400	(1)	Meta Platforms, Inc.	529,496	1.1
6,864	(1)	Take-Two Interactive Software, Inc.	714,748	1.5
5,017	(1)	T-Mobile US, Inc.	702,380	1.5
5,417	(1)	Walt Disney Co.	470,629	1.0
8,840	(1)	ZoomInfo Technologies, Inc.	266,172	0.6
			5,411,123	11.5
		Consumer Discretionary: 6.6%
16,306	(1)	Amazon.com, Inc.	1,369,704	2.9
1,124		Lowe's Cos, Inc.	223,946	0.5
1,777		McDonald's Corp.	468,293	1.0
10,376		Tapestry, Inc.	395,118	0.8
2,018	(1)	Tesla, Inc.	248,577	0.5
5,190		TJX Cos., Inc.	413,124	0.9
			3,118,762	6.6
		Consumer Staples: 7.4%
23,570	(1)	Coty, Inc - Class A	201,759	0.4
12,451		Mondelez International, Inc.	829,859	1.8
1,593	(1)	Monster Beverage Corp.	161,737	0.3
8,391		Procter & Gamble Co.	1,271,740	2.7
4,847		Sysco Corp.	370,553	0.8
4,474		Walmart, Inc.	634,369	1.4
			3,470,017	7.4
		Energy: 5.4%
10,011		Canadian Natural Resources Ltd.	555,911	1.2
7,125		Chevron Corp.	1,278,866	2.7
5,431		EOG Resources, Inc.	703,423	1.5
			2,538,200	5.4
		Financials: 10.6%
345		American Express Co.	50,974	0.1
1,366		Aon PLC	409,991	0.9
12,596		Bank of America Corp.	417,180	0.9
4,953	(1)	Berkshire Hathaway, Inc. - Class B	1,529,982	3.3
475		Blackrock, Inc.	336,599	0.7
3,171		JPMorgan Chase & Co.	425,231	0.9
501		MSCI, Inc. - Class A	233,050	0.5
Shares			Value	Percentage of Net Assets
8,518		State Street Corp.	$660,741	1.4
22,151		Wells Fargo & Co.	914,615	1.9
			4,978,363	10.6
		Health Care: 15.6%
6,707		Abbott Laboratories	736,361	1.6
4,391	(1)	BioMarin Pharmaceutical, Inc.	454,425	1.0
11,228	(1)	Boston Scientific Corp.	519,520	1.1
7,273		CVS Health Corp.	677,771	1.4
1,497		Elevance Health, Inc.	767,916	1.6
3,015		Eli Lilly & Co.	1,103,008	2.4
1,176	(1)	IQVIA Holdings, Inc.	240,951	0.5
9,667		Johnson & Johnson	1,707,675	3.6
769		Thermo Fisher Scientific, Inc.	423,481	0.9
2,466	(1)	Vertex Pharmaceuticals, Inc.	712,131	1.5
			7,343,239	15.6
		Industrials: 8.2%
6,801		General Electric Co.	569,856	1.2
1,936		Honeywell International, Inc.	414,885	0.9
1,943		Parker Hannifin Corp.	565,413	1.2
10,182		Raytheon Technologies Corp.	1,027,567	2.2
6,387	(1)	Southwest Airlines Co.	215,050	0.5
24,721	(1)	Uber Technologies, Inc.	611,350	1.3
2,109		Union Pacific Corp.	436,711	0.9
			3,840,832	8.2
		Information Technology: 26.4%
1,323		Accenture PLC	353,029	0.7
2,382	(1)	Adobe, Inc.	801,614	1.7
4,687	(1)	Advanced Micro Devices, Inc.	303,577	0.6
19,232		Apple, Inc.	2,498,814	5.3
3,204		Fidelity National Information Services, Inc.	217,391	0.5
1,527		International Business Machines Corp.	215,139	0.5
2,029		Intuit, Inc.	789,727	1.7
1,071		Lam Research Corp.	450,141	1.0
4,029		Marvell Technology, Inc.	149,234	0.3
2,282		Mastercard, Inc. - Class A	793,520	1.7
3,547		Microchip Technology, Inc.	249,177	0.5
12,787		Microsoft Corp.	3,066,578	6.5
4,697		Nvidia Corp.	686,420	1.5
1,542	(1)	Palo Alto Networks, Inc.	215,171	0.5
1,855		Qualcomm, Inc.	203,939	0.4

See Accompanying Notes to Financial Statements

VY® COLUMBIA   PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Information Technology (continued)
4,107			TE Connectivity Ltd.	$471,484	1.0
3,887			Visa, Inc. - Class A	807,563	1.7
555	(1)		Zebra Technologies Corp.	142,308	0.3
				12,414,826	26.4
			Materials: 2.5%
3,889			Corteva, Inc.	228,595	0.5
4,795			International Flavors & Fragrances, Inc.	502,708	1.0
1,922			Sherwin-Williams Co.	456,148	1.0
				1,187,451	2.5
			Real Estate: 1.6%
3,525			American Tower Corp.	746,807	1.6
			Utilities: 2.8%
8,115			American Electric Power Co., Inc.	770,519	1.6
9,158			Public Service Enterprise Group, Inc.	561,111	1.2
				1,331,630	2.8
			Total Common Stock (Cost $46,689,114)	46,381,250	98.6
OTHER(2): —%
			Materials: —%
649,000	(3	),(4)	SINO Forest Corp. (Escrow)	—	—
			Total Other (Cost $—)	—	—
			Total Long-Term Investments (Cost $46,689,114)	46,381,250	98.6
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
		Mutual Funds: 2.5%
1,188,451	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $1,188,451)	$1,188,451	2.5
		Total Short-Term Investments (Cost $1,188,451)	1,188,451	2.5
		Total Investments in Securities (Cost $47,877,565)	$47,569,701	101.1
		Liabilities in Excess of Other Assets	(505,636)	(1.1)
		Net Assets	$47,064,065	100.0

(1)  Non-income producing security.

(2)  Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(5)  Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$46,381,250	$—	$—	$46,381,250
Other	—	—	—	—
Short-Term Investments	1,188,451	—	—	1,188,451
Total Investments, at fair value	$47,569,701	$—	$—	$47,569,701

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® COLUMBIA   PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, VY® Columbia Contrarian Core Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
SINO Forest Corp. (Escrow)	3/1/2013	$—	$—
		$—	$—

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $49,061,374.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,043,373
Gross Unrealized Depreciation	(4,535,047)
Net Unrealized Depreciation	$(1,491,674)

See Accompanying Notes to Financial Statements

VY® COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2022

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Communication Services: 1.6%
9,300		Nexstar Media Group, Inc.	$1,627,779	1.1
10,300	(1)	Ziff Davis, Inc.	814,730	0.5
			2,442,509	1.6
		Consumer Discretionary: 9.6%
65,700		American Eagle Outfitters, Inc.	917,172	0.6
13,000	(1)	CROCS, Inc.	1,409,590	0.9
23,500		Foot Locker, Inc.	888,065	0.6
18,950	(1)	Genesco, Inc.	872,079	0.6
6,900		Group 1 Automotive, Inc.	1,244,553	0.8
24,156		Hibbett, Inc.	1,647,923	1.0
86,800		International Game Technology PLC	1,968,624	1.3
46,000		KB Home	1,465,100	0.9
62,600		Macy's, Inc.	1,292,690	0.8
21,020		Red Rock Resorts, Inc.	841,010	0.5
24,000	(1)	Scientific Games Corp.	1,406,400	0.9
16,500		Signet Jewelers Ltd.	1,122,000	0.7
			15,075,206	9.6
		Consumer Staples: 4.4%
27,300	(1)	BellRing Brands, Inc.	699,972	0.5
8,900	(1)	BJ's Wholesale Club Holdings, Inc.	588,824	0.4
51,500	(1)	Chefs' Warehouse Holdings, Inc.	1,713,920	1.1
38,500	(1)	TreeHouse Foods, Inc.	1,901,130	1.2
49,800	(1)	United Natural Foods, Inc.	1,927,758	1.2
			6,831,604	4.4
		Energy: 5.1%
31,300	(1)	Antero Resources Corp.	969,987	0.6
17,565		Chesapeake Energy Corp.	1,657,609	1.1
24,600		Civitas Resources, Inc.	1,425,078	0.9
40,699	(1)	Clean Energy Fuels Corp.	211,635	0.1
116,200		Equitrans Midstream Corp.	778,540	0.5
68,800	(1)	Golar LNG Ltd.	1,567,952	1.0
26,800		Helmerich & Payne, Inc.	1,328,476	0.9
			7,939,277	5.1
		Financials: 26.3%
46,100		Ameris Bancorp.	2,173,154	1.4
22,600		Amerisafe, Inc.	1,174,522	0.8
60,600		Argo Group International Holdings Ltd.	1,566,510	1.0
53,600		Atlantic Union Bankshares Corp.	1,883,504	1.2
Shares			Value	Percentage of Net Assets
43,800	(1)	Axos Financial, Inc.	$1,674,036	1.1
72,800	(1)	Bancorp, Inc.	2,066,064	1.3
51,300		Cathay General Bancorp.	2,092,527	1.3
25,500		Community Bank System, Inc.	1,605,225	1.0
49,356	(1)	Focus Financial Partners, Inc.	1,839,498	1.2
43,282		Hancock Whitney Corp.	2,094,416	1.3
26,400		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	765,072	0.5
19,400		Houlihan Lokey, Inc.	1,690,904	1.1
19,700		Independent Bank Corp.	1,663,271	1.1
21,900		Independent Bank Group, Inc.	1,315,752	0.8
112,279		MGIC Investment Corp.	1,459,627	0.9
32,300		Pacific Premier Bancorp, Inc.	1,019,388	0.7
20,400		Popular, Inc.	1,352,928	0.9
68,198		Radian Group, Inc.	1,300,536	0.8
30,900		Renasant Corp.	1,161,531	0.7
43,100		Sandy Spring Bancorp, Inc.	1,518,413	1.0
91,416		SLM Corp.	1,517,505	1.0
8,100		SouthState Corp.	618,516	0.4
46,700		Starwood Property Trust, Inc.	856,011	0.5
23,600		Stifel Financial Corp.	1,377,532	0.9
14,492	(1)	Triumph Financial, Inc.	708,224	0.5
23,900		UMB Financial Corp.	1,996,128	1.3
20,300		United Bankshares, Inc.	821,947	0.5
37,249		WSFS Financial Corp.	1,688,870	1.1
			41,001,611	26.3
		Health Care: 7.0%
72,000	(1)	AdaptHealth Corp.	1,383,840	0.9
16,800	(1)	Agios Pharmaceuticals, Inc.	471,744	0.3
10,800	(1)	Amylyx Pharmaceuticals, Inc.	399,060	0.3
28,238	(1)	Arcutis Biotherapeutics, Inc.	417,922	0.3
24,300	(1)	Haemonetics Corp.	1,911,195	1.2
28,400	(1)	Ideaya Biosciences, Inc.	516,028	0.3
19,400	(1)	Insmed, Inc.	387,612	0.2
21,000	(1)	IVERIC bio, Inc.	449,610	0.3
32,217	(1)	Merit Medical Systems, Inc.	2,275,165	1.5
22,600	(1)	Prestige Consumer Healthcare, Inc.	1,414,760	0.9
18,300	(1)	Sage Therapeutics, Inc.	697,962	0.4
28,000	(1)	Varex Imaging Corp.	568,400	0.4
			10,893,298	7.0

See Accompanying Notes to Financial Statements

VY® COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Industrials: 18.0%
40,400		ABM Industries, Inc.	$1,794,568	1.2
104,000	(1)	API Group Corp.	1,956,240	1.3
21,400		ArcBest Corp.	1,498,856	1.0
30,800	(1)	Beacon Roofing Supply, Inc.	1,625,932	1.0
68,500	(1)	Bloom Energy Corp.	1,309,720	0.8
61,500	(1)	Core & Main, Inc.	1,187,565	0.8
12,000		EMCOR Group, Inc.	1,777,320	1.1
26,400	(1)	Evoqua Water Technologies Corp.	1,045,440	0.7
68,700		Heartland Express, Inc.	1,053,858	0.7
14,600		Herc Holdings, Inc.	1,920,922	1.2
16,700		ICF International, Inc.	1,654,135	1.1
33,400		KBR, Inc.	1,763,520	1.1
12,800		Kforce, Inc.	701,824	0.4
20,997		Moog, Inc.	1,842,697	1.2
27,200	(1)	Parsons Corp.	1,258,000	0.8
16,100		Science Applications International Corp.	1,785,973	1.1
33,900		Triton International Ltd.	2,331,642	1.5
48,200	(1)	Univar Solutions, Inc.	1,532,760	1.0
			28,040,972	18.0
		Information Technology: 5.5%
18,900		Amkor Technology, Inc.	453,222	0.3
18,209	(1)	Diodes, Inc.	1,386,433	0.9
9,000	(1)	ExlService Holdings, Inc.	1,524,870	1.0
69,100	(1)	Extreme Networks, Inc.	1,265,221	0.8
30,600	(1)	Rambus, Inc.	1,096,092	0.7
49,400	(1)	Ultra Clean Holdings, Inc.	1,637,610	1.0
57,500		Vishay Intertechnology, Inc.	1,240,275	0.8
			8,603,723	5.5
		Materials: 6.7%
18,800		Ashland, Inc.	2,021,564	1.3
43,300	(1)	ATI, Inc.	1,292,938	0.8
24,800		Cabot Corp.	1,657,632	1.1
22,000		HB Fuller Co.	1,575,640	1.0
20,600		Materion Corp.	1,802,706	1.1
131,100	(1)	O-I Glass, Inc.	2,172,327	1.4
			10,522,807	6.7
		Real Estate: 6.1%
55,963		American Assets Trust, Inc.	1,483,019	0.9
85,700		Apple Hospitality REIT, Inc.	1,352,346	0.9
25,300		First Industrial Realty Trust, Inc.	1,220,978	0.8
93,100		Kite Realty Group Trust	1,959,755	1.3
Shares			Value	Percentage of Net Assets
21,200		NETSTREIT Corp.	$388,596	0.2
36,700		Rayonier, Inc.	1,209,632	0.8
107,200		Tanger Factory Outlet Centers, Inc.	1,923,168	1.2
			9,537,494	6.1
		Utilities: 5.2%
51,300		Clearway Energy, Inc. - Class C	1,634,931	1.0
48,500		New Jersey Resources Corp.	2,406,570	1.5
26,100		ONE Gas, Inc.	1,976,292	1.3
43,300		Portland General Electric Co.	2,121,700	1.4
			8,139,493	5.2
		Total Common Stock (Cost $127,752,259)	149,027,994	95.5
EXCHANGE-TRADED FUNDS: 1.9%
35,500	(1)	SPDR S&P Biotech ETF	2,946,500	1.9
		Total Exchange-Traded Funds (Cost $3,065,660)	2,946,500	1.9
		Total Long-Term Investments (Cost $130,817,919)	151,974,494	97.4
SHORT-TERM INVESTMENTS: 1.9%
		Mutual Funds: 1.9%
2,987,006	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $2,987,006)	2,987,006	1.9
		Total Short-Term Investments (Cost $2,987,006)	2,987,006	1.9
		Total Investments in Securities (Cost $133,804,925)	$154,961,500	99.3
		Assets in Excess of Other Liabilities	1,107,464	0.7
		Net Assets	$156,068,964	100.0

(1)  Non-income producing security.

(2)  Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements

VY® COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$149,027,994	$—	$—	$149,027,994
Exchange-Traded Funds	2,946,500	—	—	2,946,500
Short-Term Investments	2,987,006	—	—	2,987,006
Total Investments, at fair value	$154,961,500	$—	$—	$154,961,500

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $133,924,600.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$26,358,648
Gross Unrealized Depreciation	(5,321,748)
Net Unrealized Appreciation	$21,036,900

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2022

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.8%
		Communication Services: 3.4%
90,589		Comcast Corp. - Class A	$3,167,897	1.2
21,639	(1)	Meta Platforms, Inc.	2,604,037	1.0
21,483	(1)	T-Mobile US, Inc.	3,007,620	1.2
			8,779,554	3.4
		Consumer Discretionary: 6.3%
2,364	(1)	Booking Holdings, Inc.	4,764,122	1.8
21,088		eBay, Inc.	874,519	0.3
114,385		General Motors Co.	3,847,912	1.5
73,859	(1)	Las Vegas Sands Corp.	3,550,402	1.4
20,247		Ralph Lauren Corp.	2,139,501	0.8
10,134		Ross Stores, Inc.	1,176,253	0.5
			16,352,709	6.3
		Consumer Staples: 7.2%
47,293		Coca-Cola Co.	3,008,308	1.1
636,839	(1)	Haleon PLC	2,519,740	0.9
32,621		Kimberly-Clark Corp.	4,428,301	1.7
48,260		Kraft Heinz Co.	1,964,664	0.8
69,608		Philip Morris International, Inc.	7,045,026	2.7
			18,966,039	7.2
		Energy: 11.3%
41,924		Chevron Corp.	7,524,939	2.9
35,818		ConocoPhillips	4,226,524	1.6
33,737		Devon Energy Corp.	2,075,163	0.8
20,970		Exxon Mobil Corp.	2,312,991	0.9
24,885		Hess Corp.	3,529,191	1.3
111,610		Marathon Oil Corp.	3,021,283	1.1
10,171		Pioneer Natural Resources Co.	2,322,954	0.9
146,852		Suncor Energy, Inc.	4,659,614	1.8
			29,672,659	11.3
		Financials: 20.4%
19,546		Allstate Corp.	2,650,438	1.0
101,955		American International Group, Inc.	6,447,634	2.5
205,037		Bank of America Corp.	6,790,825	2.6
83,568		Citigroup, Inc.	3,779,781	1.4
80,118		Citizens Financial Group, Inc.	3,154,246	1.2
79,454		Fifth Third Bancorp	2,606,886	1.0
10,078		Goldman Sachs Group, Inc.	3,460,584	1.3
207,360		Huntington Bancshares, Inc.	2,923,776	1.1
24,372		JPMorgan Chase & Co.	3,268,285	1.3
Shares			Value	Percentage of Net Assets
14,563		M&T Bank Corp.	$2,112,509	0.8
40,717		Metlife, Inc.	2,946,689	1.1
26,729		Morgan Stanley	2,272,499	0.9
65,332		State Street Corp.	5,067,803	1.9
145,430		Wells Fargo & Co.	6,004,805	2.3
			53,486,760	20.4
		Health Care: 19.1%
27,321		Baxter International, Inc.	1,392,551	0.5
12,285		Becton Dickinson & Co.	3,124,076	1.2
40,165		Bristol-Myers Squibb Co.	2,889,872	1.1
53,656		CVS Health Corp.	5,000,203	1.9
30,530		Dentsply Sirona, Inc.	972,075	0.4
12,391		Elevance Health, Inc.	6,356,211	2.4
13,141		HCA Healthcare, Inc.	3,153,314	1.2
34,928	(1)	Henry Schein, Inc.	2,789,699	1.1
4,740		Humana, Inc.	2,427,781	0.9
25,607		Johnson & Johnson	4,523,477	1.7
8,908		McKesson Corp.	3,341,569	1.3
34,351		Medtronic PLC	2,669,760	1.0
40,673		Merck & Co., Inc.	4,512,669	1.7
84,919		Sanofi ADR	4,112,627	1.6
20,024		Universal Health Services, Inc.	2,821,181	1.1
			50,087,065	19.1
		Industrials: 13.1%
21,401		Caterpillar, Inc.	5,126,823	2.0
30,828		Eaton Corp. PLC	4,838,455	1.8
45,882		Emerson Electric Co.	4,407,425	1.7
24,805		FedEx Corp.	4,296,226	1.6
34,595		General Electric Co.	2,898,715	1.1
87,980		Johnson Controls International plc	5,630,720	2.1
35,884		Textron, Inc.	2,540,587	1.0
45,926		Westinghouse Air Brake Technologies Corp.	4,583,874	1.8
			34,322,825	13.1
		Information Technology: 9.7%
111,078		Cisco Systems, Inc.	5,291,756	2.0
61,679		Cognizant Technology Solutions Corp.	3,527,422	1.4
123,432	(1)	DXC Technology Co.	3,270,948	1.3
14,171	(1)	F5, Inc.	2,033,680	0.8
43,535		Intel Corp.	1,150,630	0.4
14,630		Microsoft Corp.	3,508,566	1.3
25,261		NXP Semiconductor NV - NXPI - US	3,991,996	1.5
22,990		Qualcomm, Inc.	2,527,521	1.0
			25,302,519	9.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Materials: 3.3%
27,392	BASF SE	$1,348,740	0.5
30,338	CF Industries Holdings, Inc.	2,584,798	1.0
19,822	Corteva, Inc.	1,165,137	0.4
103,981	International Paper Co.	3,600,862	1.4
		8,699,537	3.3
	Real Estate: 0.5%
87,526	Host Hotels & Resorts, Inc.	1,404,792	0.5
	Utilities: 1.5%
43,471	Dominion Energy, Inc.	2,665,642	1.0
44,164	PPL Corp.	1,290,472	0.5
		3,956,114	1.5
	Total Common Stock (Cost $211,707,567)	251,030,573	95.8
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
		Mutual Funds: 4.1%
10,851,805	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $10,851,805)	$10,851,805	4.1
		Total Short-Term Investments (Cost $10,851,805)	10,851,805	4.1
		Total Investments in Securities (Cost $222,559,372)	$261,882,378	99.9
		Assets in Excess of Other Liabilities	149,093	0.1
		Net Assets	$262,031,471	100.0

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$8,779,554	$—	$—	$8,779,554
Consumer Discretionary	16,352,709	—	—	16,352,709
Consumer Staples	16,446,299	2,519,740	—	18,966,039
Energy	29,672,659	—	—	29,672,659
Financials	53,486,760	—	—	53,486,760
Health Care	50,087,065	—	—	50,087,065
Industrials	34,322,825	—	—	34,322,825
Information Technology	25,302,519	—	—	25,302,519
Materials	7,350,797	1,348,740	—	8,699,537
Real Estate	1,404,792	—	—	1,404,792
Utilities	3,956,114	—	—	3,956,114
Total Common Stock	247,162,093	3,868,480	—	251,030,573
Short-Term Investments	10,851,805	—	—	10,851,805
Total Investments, at fair value	$258,013,898	$3,868,480	$—	$261,882,378
Other Financial Instruments+
Forward Foreign Currency Contracts	—	22,367	—	22,367
Total Assets	$258,013,898	$3,890,847	$—	$261,904,745
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(48,984)	$—	$(48,984)
Total Liabilities	$—	$(48,984)	$—	$(48,984)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	65,818	CAD	88,852	CIBC World Markets Corp.	01/13/23	$193
CAD	102,613	USD	75,155	CIBC World Markets Corp.	01/13/23	633
USD	2,170,704	CAD	2,965,073	CIBC World Markets Corp.	01/13/23	(19,266)
USD	87,546	CAD	119,478	Deutsche Bank AG	01/13/23	(700)
USD	97,562	EUR	91,702	Goldman Sachs International	01/13/23	(672)
CAD	82,018	USD	60,335	RBC Capital Markets Corp.	01/13/23	243
USD	25,240	GBP	20,697	RBC Capital Markets Corp.	01/13/23	211
USD	98,980	CAD	133,899	RBC Capital Markets Corp.	01/13/23	84
USD	2,563,012	EUR	2,418,214	RBC Capital Markets Corp.	01/13/23	(27,444)
USD	1,232,419	GBP	1,001,748	RBC Capital Markets Corp.	01/13/23	21,003
USD	66,888	EUR	63,015	State Street Bank and Trust Co.	01/13/23	(615)
USD	30,487	GBP	25,314	State Street Bank and Trust Co.	01/13/23	(125)
GBP	26,588	USD	32,315	State Street Bank and Trust Co.	01/13/23	(162)
						$(26,617)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$22,367
Total Asset Derivatives		$22,367
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$48,984
Total Liability Derivatives		$48,984

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$293,270
Total	$293,270
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$20,984
Total	$20,984
See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:

	CIBC World Markets Corp.	Deutsche Bank AG	Goldman Sachs International	RBC Capital Markets Corp.	State Street Bank and Trust Co.	Totals
Assets:
Forward foreign currency contracts	$826	$—	$—	$21,541	$—	$22,367
Total Assets	$826	$—	$—	$21,541	$—	$22,367
Liabilities:
Forward foreign currency contracts	$19,266	$700	$672	$27,444	$902	$48,984
Total Liabilities	$19,266	$700	$672	$27,444	$902	$48,984
Net OTC derivative instruments by counterparty, at fair value	$(18,440)	$(700)	$(672)	$(5,903)	$(902)	(26,617)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(18,440)	$(700)	$(672)	$(5,903)	$(902)	$(26,617)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $228,313,276.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$49,479,565
Gross Unrealized Depreciation	(15,936,265)
Net Unrealized Appreciation	$33,543,300

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022

Shares			Value	Percentage of Net Assets
COMMON STOCK: 63.7%
		Communication Services: 4.0%
20,381	(1)	Charter Communications, Inc.	$6,911,197	0.6
255,934		Comcast Corp. - Class A	8,950,012	0.8
40,966	(1)	Meta Platforms, Inc.	4,929,848	0.5
101,481	(1)	T-Mobile US, Inc.	14,207,340	1.3
100,459	(1)	Walt Disney Co.	8,727,878	0.8
			43,726,275	4.0
		Consumer Discretionary: 5.1%
91,400	(1)	Amazon.com, Inc.	7,677,600	0.7
3,919	(1)	Booking Holdings, Inc.	7,897,882	0.8
512,704		General Motors Co.	17,247,363	1.6
182,984	(1)	Las Vegas Sands Corp.	8,796,041	0.8
166,727		TJX Cos., Inc.	13,271,469	1.2
			54,890,355	5.1
		Consumer Staples: 3.1%
216,922		Diageo PLC	9,495,129	0.9
100,073		Philip Morris International, Inc.	10,128,388	0.9
90,628		Sysco Corp.	6,928,511	0.6
211,329	(1)	US Foods Holding Corp.	7,189,413	0.7
			33,741,441	3.1
		Energy: 7.4%
80,179		Chevron Corp.	14,391,329	1.3
215,984		ConocoPhillips	25,486,112	2.4
175,265		Devon Energy Corp.	10,780,550	1.0
160,532		Exxon Mobil Corp.	17,706,680	1.6
10,354		Phillips 66	1,077,644	0.1
44,667		Pioneer Natural Resources Co.	10,201,496	1.0
			79,643,811	7.4
		Financials: 13.5%
50,036		American Express Co.	7,392,819	0.7
312,585		American International Group, Inc.	19,767,875	1.8
585,428		Bank of America Corp.	19,389,375	1.8
135,431		Charles Schwab Corp.	11,275,985	1.1
325,777		Citizens Financial Group, Inc.	12,825,840	1.2
35,554		Goldman Sachs Group, Inc.	12,208,533	1.1
172,930		KKR & Co., Inc.	8,027,411	0.8
131,081		Morgan Stanley	11,144,507	1.0
Shares			Value	Percentage of Net Assets
39,962		PNC Financial Services Group, Inc.	$6,311,598	0.6
628,409		Wells Fargo & Co.	25,947,008	2.4
45,235		Willis Towers Watson PLC	11,063,576	1.0
			145,354,527	13.5
		Health Care: 12.4%
197,169		Bristol-Myers Squibb Co.	14,186,310	1.3
110,247	(1)	Centene Corp.	9,041,356	0.8
43,887		Cigna Corp.	14,541,519	1.4
74,663		CVS Health Corp.	6,957,845	0.7
11,383		Elevance Health, Inc.	5,839,137	0.5
287,040		GSK PLC	4,961,004	0.5
79,014		Johnson & Johnson	13,957,823	1.3
23,852		McKesson Corp.	8,947,362	0.8
138,448		Medtronic PLC	10,760,179	1.0
164,017		Merck & Co., Inc.	18,197,686	1.7
117,868		Sanofi	11,365,567	1.0
54,292		Universal Health Services, Inc.	7,649,200	0.7
56,806		Zimmer Biomet Holdings, Inc.	7,242,765	0.7
			133,647,753	12.4
		Industrials: 7.3%
360,991		CSX Corp.	11,183,501	1.0
75,138		Emerson Electric Co.	7,217,756	0.7
82,240		Ferguson PLC	10,442,013	1.0
224,176		Johnson Controls International plc	14,347,264	1.3
48,003		Parker Hannifin Corp.	13,968,873	1.3
126,254		Raytheon Technologies Corp.	12,741,554	1.2
131,519		Textron, Inc.	9,311,545	0.8
			79,212,506	7.3
		Information Technology: 7.2%
250,825		Cisco Systems, Inc.	11,949,303	1.1
188,621		Cognizant Technology Solutions Corp.	10,787,235	1.0
75,982	(1)	Fiserv, Inc.	7,679,501	0.7
183,734		Intel Corp.	4,856,090	0.4
16,002		Lam Research Corp.	6,725,641	0.6
81,285		Micron Technology, Inc.	4,062,624	0.4
40,631		NXP Semiconductor NV - NXPI - US	6,420,917	0.6
103,532	(1)	PayPal Holdings, Inc.	7,373,549	0.7
60,068		Qualcomm, Inc.	6,603,876	0.6
67,748	(1)	Splunk, Inc.	5,832,425	0.5
52,033		TE Connectivity Ltd.	5,973,388	0.6
			78,264,549	7.2

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Materials: 1.2%
335,641			Barrick Gold Corp.	$5,766,313	0.5
121,885			Corteva, Inc.	7,164,400	0.7
				12,930,713	1.2
			Real Estate: 1.5%
211,308	(1)		CBRE Group, Inc.	16,262,264	1.5
			Utilities: 1.0%
64,914			American Electric Power Co., Inc.	6,163,584	0.6
96,299			Exelon Corp.	4,163,006	0.4
				10,326,590	1.0
			Total Common Stock (Cost $573,687,414)	688,000,784	63.7
PREFERRED STOCK: 1.0%
			Energy: 0.6%
140,612	(1	),(2)	El Paso Energy Capital Trust I	6,333,038	0.6
			Financials: 0.4%
75,900	(1)		AMG Capital Trust II	3,908,850	0.4
4,000	(1	),(2),(3)	Wells Fargo & Co.	92,040	0.0
				4,000,890	0.4
			Total Preferred Stock (Cost $10,847,296)	10,333,928	1.0
Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.8%
			Basic Materials: 0.1%
195,000			International Paper Co., 6.000%, 11/15/2041	$195,366	0.0
441,000	(4)		LYB Finance Co. BV, 8.100%, 03/15/2027	481,139	0.1
150,000			Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	165,492	0.0
211,000			Sherwin-Williams Co/The, 4.500%, 06/01/2047	178,088	0.0
				1,020,085	0.1
			Communications: 1.2%
1,602,000			Amazon.com, Inc., 2.875%, 05/12/2041	1,201,769	0.1
455,000			America Movil SAB de CV, 4.375%, 07/16/2042	388,858	0.0
125,000			AT&T, Inc., 3.500%, 09/15/2053	84,929	0.0
Principal Amount†			Value	Percentage of Net Assets
334,000		AT&T, Inc., 3.550%, 09/15/2055	$224,361	0.0
533,000		AT&T, Inc., 4.300%, 02/15/2030	503,133	0.1
559,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	548,417	0.1
171,000		Comcast Corp., 2.887%, 11/01/2051	110,596	0.0
283,000		Comcast Corp., 2.937%, 11/01/2056	176,306	0.0
1,119,000	(5)	Comcast Corp., 3.150%, 03/01/2026	1,066,457	0.1
910,000		Comcast Corp., 3.900%, 03/01/2038	787,809	0.1
1,055,000		Comcast Corp., 4.150%, 10/15/2028	1,013,830	0.1
188,000	(4)	Cox Communications, Inc., 2.950%, 10/01/2050	113,521	0.0
373,000		Discovery Communications LLC, 4.900%, 03/11/2026	362,143	0.0
559,000		Omnicom Group, Inc. / Omnicom Capital, Inc., 3.600%, 04/15/2026	536,916	0.1
373,000		Paramount Global, 4.000%, 01/15/2026	358,076	0.0
910,000		Rogers Communications, Inc., 4.300%, 02/15/2048	689,787	0.1
415,000		Rogers Communications, Inc., 4.500%, 03/15/2043	337,731	0.0
390,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	309,397	0.0
860,000		Telefonica Emisiones SAU, 5.213%, 03/08/2047	694,157	0.1
1,025,000		T-Mobile USA, Inc., 2.700%, 03/15/2032	830,865	0.1
714,000		T-Mobile USA, Inc., 3.400%, 10/15/2052	482,974	0.1
373,000		TWDC Enterprises 18 Corp., 3.000%, 02/13/2026	353,636	0.0
1,305,000		Verizon Communications, Inc., 3.376%, 02/15/2025	1,265,426	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Communications (continued)
539,000		Verizon Communications, Inc., 3.400%, 03/22/2041	$407,407	0.0
			12,848,501	1.2
		Consumer, Cyclical: 0.9%
434,677		American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 04/01/2028	375,998	0.0
1,470,000		American Honda Finance Corp., 2.050%, 01/10/2023	1,469,445	0.1
563,000		General Motors Co., 6.600%, 04/01/2036	553,405	0.1
713,000		General Motors Financial Co., Inc., 5.250%, 03/01/2026	702,755	0.1
546,000	(5)	Honda Motor Co. Ltd., 2.967%, 03/10/2032	469,271	0.0
473,000		Lowe's Cos, Inc., 4.250%, 04/01/2052	377,359	0.0
740,000	(5)	Starbucks Corp., 3.550%, 08/15/2029	683,523	0.1
212,969		United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	206,395	0.0
538,022		United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/2028	495,904	0.1
485,468		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	420,324	0.0
737,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	646,462	0.1
1,640,000	(4)	Warnermedia Holdings, Inc., 3.788%, 03/15/2025	1,568,405	0.1
796,000	(4)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	611,825	0.1
989,000	(4)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	722,788	0.1
			9,303,859	0.9
		Consumer, Non-cyclical: 1.3%
1,299,000		AbbVie, Inc., 4.050%, 11/21/2039	1,117,305	0.1
1,137,000		AbbVie, Inc., 4.500%, 05/14/2035	1,057,283	0.1
185,000		AbbVie, Inc., 4.850%, 06/15/2044	170,366	0.0
Principal Amount†			Value	Percentage of Net Assets
1,273,000		Altria Group, Inc., 5.800%, 02/14/2039	$1,178,756	0.1
1,475,000		Anheuser-Busch Cos LLC / Anheuser- Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,398,624	0.1
216,000		Anheuser-Busch Cos LLC / Anheuser- Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	197,449	0.0
498,000	(4)	Bayer US Finance II LLC, 4.375%, 12/15/2028	468,484	0.1
218,000		Becton Dickinson & Co., 4.875%, 05/15/2044	183,799	0.0
654,000		Bristol-Myers Squibb Co., 4.125%, 06/15/2039	584,710	0.1
107,000		Cigna Corp., 4.800%, 08/15/2038	99,743	0.0
620,000		CVS Health Corp., 3.375%, 08/12/2024	604,750	0.1
346,165		CVS Pass-Through Trust, 6.036%, 12/10/2028	341,095	0.0
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	90,880	0.0
300,000	(5)	GSK Consumer Healthcare Capital US LLC, 4.000%, 03/24/2052	235,488	0.0
1,232,000	(4)	Heineken NV, 3.500%, 01/29/2028	1,165,707	0.1
2,395,000		Humana, Inc., 0.650%, 08/03/2023	2,333,786	0.2
240,000		Ingredion, Inc., 6.625%, 04/15/2037	237,785	0.0
423,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	364,400	0.0
92,000		Mead Johnson Nutrition Co., 4.125%, 11/15/2025	90,191	0.0
413,000		Medtronic, Inc., 4.375%, 03/15/2035	391,874	0.1
513,000		Molson Coors Beverage Co., 4.200%, 07/15/2046	400,018	0.1
275,000	(5)	Philip Morris International, Inc., 3.600%, 11/15/2023	271,994	0.0
820,000		Philip Morris International, Inc., 4.875%, 11/15/2043	720,574	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical (continued)
155,000		UnitedHealth Group, Inc., 3.500%, 08/15/2039	$127,313	0.0
79,000		Zoetis, Inc., 4.700%, 02/01/2043	71,208	0.0
			13,903,582	1.3
		Energy: 1.3%
927,000		BP Capital Markets America, Inc., 2.939%, 06/04/2051	614,602	0.1
612,000	(4)	Cameron LNG LLC, 3.701%, 01/15/2039	487,257	0.0
978,000		Chevron Corp., 2.954%, 05/16/2026	928,779	0.1
392,000		ConocoPhillips Co., 4.150%, 11/15/2034	341,081	0.0
182,000	(5)	Energy Transfer L.P., 4.200%, 09/15/2023	180,909	0.0
570,000		Energy Transfer L.P., 4.900%, 03/15/2035	509,627	0.0
723,000		Energy Transfer L.P., 5.000%, 05/15/2050	580,850	0.1
835,000		Energy Transfer L.P., 5.300%, 04/01/2044	708,470	0.1
833,000		Enterprise Products Operating LLC, 4.250%, 02/15/2048	672,358	0.1
564,000	(5)	Exxon Mobil Corp., 2.709%, 03/06/2025	539,771	0.0
1,128,000		Exxon Mobil Corp., 3.043%, 03/01/2026	1,077,179	0.1
902,000		Kinder Morgan, Inc., 4.300%, 06/01/2025	885,412	0.1
700,000		Kinder Morgan, Inc., 5.300%, 12/01/2034	657,456	0.1
2,340,000		MPLX L.P., 4.500%, 07/15/2023	2,331,039	0.2
973,000		MPLX L.P., 4.500%, 04/15/2038	823,217	0.1
1,128,000		Shell International Finance BV, 3.250%, 05/11/2025	1,094,026	0.1
858,000		Spectra Energy Partners L.P., 4.500%, 03/15/2045	712,109	0.1
215,000		Texas Eastern Transmission L.P., 7.000%, 07/15/2032	235,414	0.0
507,000		Valero Energy Corp., 4.000%, 06/01/2052	383,300	0.0
			13,762,856	1.3
		Financial: 4.4%
391,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.850%, 10/29/2041	277,817	0.0
Principal Amount†			Value	Percentage of Net Assets
231,000		Air Lease Corp., 3.000%, 09/15/2023	$227,146	0.0
1,870,000		Air Lease Corp., 4.250%, 09/15/2024	1,830,833	0.2
885,000		Aircastle Ltd., 4.400%, 09/25/2023	876,441	0.1
410,000		Allstate Corp./The, 3.280%, 12/15/2026	389,855	0.0
393,000		American Equity Investment Life Holding Co., 5.000%, 06/15/2027	372,783	0.0
2,380,000		American Express Co., 3.375%, 05/03/2024	2,332,788	0.2
543,000		American Express Co., 3.625%, 12/05/2024	529,044	0.0
831,000		American Tower Corp., 1.600%, 04/15/2026	739,796	0.1
440,000	(4)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	427,083	0.0
285,000	(4)	Athene Global Funding, 2.750%, 06/25/2024	271,238	0.0
1,095,000	(4)	Aviation Capital Group LLC, 4.875%, 10/01/2025	1,033,119	0.1
834,000	(3)	Bank of America Corp., 2.572%, 10/20/2032	655,259	0.1
720,000		Bank of America Corp., 3.248%, 10/21/2027	666,001	0.1
725,000	(4)	BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	716,039	0.1
1,760,000		Brighthouse Financial, Inc., 3.850%, 12/22/2051	1,117,572	0.1
765,000		Brookfield Corp., 4.000%, 01/15/2025	748,476	0.1
1,140,000		Capital One Financial Corp., 3.200%, 01/30/2023	1,140,000	0.1
630,000	(3)	Citigroup, Inc., 3.668%, 07/24/2028	579,577	0.1
1,930,000		Citigroup, Inc., 4.000%, 08/05/2024	1,896,626	0.2
520,000		Citigroup, Inc., 4.750%, 05/18/2046	434,458	0.0
260,000		Citigroup, Inc., 5.300%, 05/06/2044	235,529	0.0
560,000		Citigroup, Inc., 6.675%, 09/13/2043	601,373	0.1
472,000	(4)	Credit Suisse AG, 6.500%, 08/08/2023	458,173	0.0
1,348,000		Crown Castle, Inc., 2.500%, 07/15/2031	1,089,666	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
60,000		Crown Castle, Inc., 4.750%, 05/15/2047	$51,218	0.0
1,013,000		CubeSmart L.P., 2.500%, 02/15/2032	776,965	0.1
2,088,000	(4)	Delaware Life Global Funding, 2.662%, 06/29/2026	1,885,304	0.2
620,000		Discover Bank, 3.350%, 02/06/2023	618,877	0.1
2,275,000		EPR Properties, 4.750%, 12/15/2026	2,047,109	0.2
820,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	801,145	0.1
307,000	(3)	Goldman Sachs Group, Inc./The, 2.908%, 07/21/2042	209,907	0.0
755,000	(4)	Guardian Life Global Funding, 2.900%, 05/06/2024	733,673	0.1
1,790,000	(3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,682,282	0.2
620,000	(4)	Jackson National Life Global Funding, 3.250%, 01/30/2024	605,668	0.1
550,000		JPMorgan Chase & Co., 3.200%, 06/15/2026	519,958	0.0
1,270,000	(3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,154,744	0.1
1,270,000	(3)	JPMorgan Chase & Co., 3.897%, 01/23/2049	978,930	0.1
675,000	(3)	JPMorgan Chase & Co., 4.260%, 02/22/2048	555,195	0.1
1,210,000		Kimco Realty Corp., 3.200%, 04/01/2032	1,004,117	0.1
443,000	(4)	KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	386,415	0.0
1,059,000	(4)	KKR Group Finance Co. XII LLC, 4.850%, 05/17/2032	991,764	0.1
950,000	(4)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	626,681	0.1
587,000		Lifestorage L.P./CA, 3.500%, 07/01/2026	549,116	0.0
285,000		Markel Corp., 5.000%, 03/30/2043	244,131	0.0
525,000		Markel Corp., 5.000%, 05/20/2049	460,450	0.0
2,360,000	(4)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,318,735	0.2
Principal Amount†			Value	Percentage of Net Assets
1,040,000		Morgan Stanley, 4.000%, 07/23/2025	$1,016,566	0.1
1,000,000	(4)	Nationwide Financial Services, Inc., 5.300%, 11/18/2044	872,717	0.1
590,000		PartnerRe Finance B LLC, 3.700%, 07/02/2029	533,521	0.0
755,000		PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	691,721	0.1
200,000		Regency Centers L.P., 2.950%, 09/15/2029	168,276	0.0
300,000		Regency Centers L.P., 4.650%, 03/15/2049	240,134	0.0
259,000		Reinsurance Group of America, Inc., 4.700%, 09/15/2023	257,838	0.0
805,000	(4)	Societe Generale SA, 5.000%, 01/17/2024	796,767	0.1
670,000		Synchrony Financial, 3.950%, 12/01/2027	598,623	0.1
445,000		Travelers Cos, Inc., 4.600%, 08/01/2043	398,183	0.0
585,000	(4)	UBS Group AG, 4.125%, 04/15/2026	561,851	0.1
410,000		US Bancorp, 3.100%, 04/27/2026	387,752	0.0
965,000		Wells Fargo & Co., 3.550%, 09/29/2025	929,017	0.1
470,000		Wells Fargo & Co., 4.100%, 06/03/2026	455,675	0.0
300,000		Wells Fargo & Co., 4.650%, 11/04/2044	253,886	0.0
315,000		Willis North America, Inc., 3.600%, 05/15/2024	306,577	0.0
			47,318,180	4.4
		Industrial: 0.9%
970,000		Avnet, Inc., 4.625%, 04/15/2026	934,438	0.1
1,585,000		Boeing Co/The, 5.805%, 05/01/2050	1,477,649	0.2
700,000		Burlington Northern Santa Fe LLC, 3.850%, 09/01/2023	694,478	0.1
381,000		Canadian Pacific Railway Co., 3.000%, 12/02/2041	288,852	0.0
330,000		CSX Corp., 5.500%, 04/15/2041	331,029	0.0
295,000		FedEx Corp., 4.900%, 01/15/2034	279,757	0.0

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Industrial (continued)
500,000		Lockheed Martin Corp., 4.150%, 06/15/2053	$426,915	0.1
459,000		Norfolk Southern Corp., 3.400%, 11/01/2049	331,697	0.0
285,000		Precision Castparts Corp., 2.500%, 01/15/2023	284,744	0.0
345,000		Raytheon Technologies Corp., 4.450%, 11/16/2038	314,816	0.0
262,000		Rockwell Automation, Inc., 1.750%, 08/15/2031	208,099	0.0
2,370,000	(4)	Siemens Financieringsmaatschappij NV, 0.400%, 03/11/2023	2,351,365	0.2
970,000		Union Pacific Corp., 3.200%, 05/20/2041	765,186	0.1
157,000		Union Pacific Corp., 3.646%, 02/15/2024	154,647	0.0
375,000		Union Pacific Corp., 3.839%, 03/20/2060	291,787	0.0
730,000		Union Pacific Corp., 4.150%, 01/15/2045	601,772	0.1
330,000		United Parcel Service, Inc., 3.400%, 11/15/2046	256,488	0.0
			9,993,719	0.9
		Technology: 1.1%
435,000		Apple, Inc., 3.350%, 02/09/2027	416,568	0.0
1,030,000	(4)	Broadcom, Inc., 3.469%, 04/15/2034	824,722	0.1
242,000		Dell International LLC / EMC Corp., 5.450%, 06/15/2023	242,181	0.0
2,025,000		Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,068,304	0.2
9,000		Dell International LLC / EMC Corp., 8.350%, 07/15/2046	10,300	0.0
1,630,000		Fiserv, Inc., 3.800%, 10/01/2023	1,613,119	0.2
1,152,000		Marvell Technology, Inc., 2.450%, 04/15/2028	977,062	0.1
170,000		Micron Technology, Inc., 3.366%, 11/01/2041	114,170	0.0
200,000		Micron Technology, Inc., 4.663%, 02/15/2030	181,842	0.0
Principal Amount†			Value	Percentage of Net Assets
649,000		Microsoft Corp., 3.500%, 02/12/2035	$588,584	0.1
795,000		NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	791,430	0.1
985,000		Oracle Corp., 3.600%, 04/01/2040	726,174	0.1
1,000,000		Salesforce, Inc., 2.700%, 07/15/2041	717,759	0.1
341,000		Take-Two Interactive Software, Inc., 3.700%, 04/14/2027	321,410	0.0
285,000		Texas Instruments, Inc., 2.625%, 05/15/2024	277,328	0.0
1,441,000		VMware, Inc., 1.000%, 08/15/2024	1,341,720	0.1
502,000		Workday, Inc., 3.500%, 04/01/2027	469,912	0.0
			11,682,585	1.1
		Utilities: 0.6%
620,000	(4)	Electricite de France SA, 4.875%, 01/22/2044	500,875	0.0
345,000		Georgia Power Co., 3.700%, 01/30/2050	258,491	0.0
989,000		National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	816,245	0.1
2,410,000		NextEra Energy Capital Holdings, Inc., 0.650%, 03/01/2023	2,393,652	0.2
703,000		NextEra Energy Capital Holdings, Inc., 3.550%, 05/01/2027	663,403	0.1
760,000		NiSource, Inc., 4.375%, 05/15/2047	639,166	0.1
605,000		Oglethorpe Power Corp., 4.550%, 06/01/2044	471,161	0.0
667,000		Sempra Energy, 3.800%, 02/01/2038	549,460	0.1
529,000		Xcel Energy, Inc., 0.500%, 10/15/2023	509,976	0.0
274,000		Xcel Energy, Inc., 3.500%, 12/01/2049	201,131	0.0
			7,003,560	0.6
		Total Corporate Bonds/Notes (Cost $141,082,271)	126,836,927	11.8

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
MUNICIPAL BONDS: 0.0%
		Georgia: 0.0%
313,000		Municipal Electric Authority of Georgia, 6.655%, 04/01/2057	$338,718	0.0
		Total Municipal Bonds (Cost $313,000)	338,718	0.0
U.S. TREASURY OBLIGATIONS: 10.5%
		U.S. Treasury Bonds: 1.1%
4,648,500		3.000%,08/15/2052	3,831,381	0.4
7,325,700	(5)	4.000%,11/15/2042	7,174,607	0.7
425,000		4.500%,02/15/2036	453,771	0.0
			11,459,759	1.1
		U.S. Treasury Notes: 9.4%
29,168,200	(5)	3.875%,11/30/2027	29,013,244	2.7
22,709,000		3.875%,11/30/2029	22,561,746	2.1
31,371,000		4.000%,12/15/2025	31,174,931	2.9
5,367,900		4.125%,11/15/2032	5,479,032	0.5
13,849,000	(5)	4.500%,11/30/2024	13,850,623	1.2
			102,079,576	9.4
		Total U.S. Treasury Obligations (Cost $114,559,533)	113,539,335	10.5
CONVERTIBLE BONDS/NOTES: 8.3%
		Communications: 2.7%
5,066,000	(6)	Airbnb, Inc., 6.160%, 03/15/2026	4,181,983	0.4
438,000	(5)	Booking Holdings, Inc., 0.750%, 05/01/2025	585,564	0.1
2,761,000		Cable One, Inc., 1.125%, 03/15/2028	2,065,228	0.2
5,339,000	(6)	Cable One, Inc., 7.600%, 03/15/2026	4,220,479	0.4
6,264,000		DISH Network Corp., 3.375%, 08/15/2026	3,940,056	0.4
2,642,000	(4)	Liberty Broadband Corp., 1.250%, 09/30/2050	2,562,740	0.2
2,950,000		Liberty Latin America Ltd., 2.000%, 07/15/2024	2,632,875	0.2
298,000	(4)	Liberty Media Corp.- Liberty Formula One, 2.250%, 08/15/2027	286,229	0.0
1,577,000	(4)	Match Group Financeco 2, Inc., 0.875%, 06/15/2026	1,404,516	0.1
1,560,000	(4)	Match Group Financeco 3, Inc., 2.000%, 01/15/2030	1,352,520	0.1
3,298,000		Shopify, Inc., 0.125%, 11/01/2025	2,832,157	0.3
Principal Amount†			Value	Percentage of Net Assets
3,226,000		Snap, Inc., 0.750%, 08/01/2026	$2,744,520	0.3
338,000		TripAdvisor, Inc., 0.250%, 04/01/2026	271,583	0.0
			29,080,450	2.7
		Consumer, Cyclical: 0.2%
1,697,000		JetBlue Airways Corp., 0.500%, 04/01/2026	1,245,729	0.1
1,154,000		Spirit Airlines, Inc., 1.000%, 05/15/2026	934,740	0.1
			2,180,469	0.2
		Consumer, Non-cyclical: 2.8%
2,272,000	(4)	Alnylam Pharmaceuticals, Inc., 1.000%, 09/15/2027	2,470,800	0.2
4,428,000		Block, Inc., 0.125%, 03/01/2025	4,234,275	0.4
4,845,000	(5)	Halozyme Therapeutics, Inc., 0.250%, 03/01/2027	4,714,791	0.4
560,000	(4)	Halozyme Therapeutics, Inc., 1.000%, 08/15/2028	662,550	0.1
4,310,000		Integra LifeSciences Holdings Corp., 0.500%, 08/15/2025	4,200,095	0.4
1,699,000		Jazz Investments I Ltd., 2.000%, 06/15/2026	2,028,181	0.2
586,000	(4)	Lantheus Holdings, Inc., 2.625%, 12/15/2027	592,973	0.0
2,257,000		Neurocrine Biosciences, Inc., 2.250%, 05/15/2024	3,580,730	0.3
3,240,000	(5)	Pacira BioSciences, Inc., 0.750%, 08/01/2025	2,934,225	0.3
1,323,000		Supernus Pharmaceuticals, Inc., 0.625%, 04/01/2023	1,306,463	0.1
1,264,000	(4)	Tandem Diabetes Care, Inc., 1.500%, 05/01/2025	1,149,734	0.1
3,735,000	(5)	Teladoc Health, Inc., 1.250%, 06/01/2027	2,887,883	0.3
			30,762,700	2.8
		Energy: 0.1%
771,000	(4)	Northern Oil and Gas, Inc., 3.625%, 04/15/2029	832,680	0.1
		Industrial: 0.3%
3,162,000	(5)	John Bean Technologies Corp., 0.250%, 05/15/2026	2,730,387	0.3

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Technology: 2.2%
5,205,000	(6)	Dropbox, Inc., 3.090%, 03/01/2026	$4,726,140	0.4
6,383,000	(5)	Microchip Technology, Inc., 0.125%, 11/15/2024	6,877,683	0.6
771,000	(4)	NextGen Healthcare, Inc., 3.750%, 11/15/2027	805,884	0.1
7,770,000	(5)	Splunk, Inc., 1.125%, 06/15/2027	6,595,176	0.6
3,012,000		Western Digital Corp., 1.500%, 02/01/2024	2,883,990	0.3
2,672,000	(4)	Wolfspeed, Inc., 0.250%, 02/15/2028	2,316,624	0.2
			24,205,497	2.2
		Total Convertible Bonds/Notes (Cost $95,698,528)	89,792,183	8.3
EQUITY-LINKED NOTES: 1.0%
		Financial: 1.0%
5,900,000	(7)	GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.) Exchangeable Basket (Basket of 5 Common Stocks), 1.000%, 07/19/2029	5,797,340	0.5
5,893,000	(7)	GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.) Exchangeable Basket (Basket of 5 Common Stocks), 1.000%, 07/30/2029	5,485,204	0.5
		Total Equity-Linked Notes (Cost $11,793,000)	11,282,544	1.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
		Federal National Mortgage Association: 0.1%(8)
915,000		6.625%,11/15/2030	1,073,662	0.1
		Total U.S. Government Agency Obligations (Cost $993,361)	1,073,662	0.1
		Total Long-Term Investments (Cost $948,974,403)	1,041,198,081	96.4
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.8%
		Repurchase Agreements: 5.5%
2,696,020	(9)	Bethesda Securities LLC, Repurchase Agreement dated 12/30/22, 4.38%, due 01/03/23 (Repurchase Amount $2,697,314, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $2,776,901, due 04/01/23-12/01/52)	$2,696,020	0.2
16,228,400	(9)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $16,236,047, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $16,552,968, due 01/15/23-11/20/72)	16,228,400	1.5
10,736,401	(9)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $10,741,590, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $10,956,495, due 04/15/23-11/15/52)	10,736,401	1.0

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
5,352,386	(9)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $5,354,908, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $5,462,044, due 03/01/23-11/20/72)	$5,352,386	0.5
11,827,423	(9)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $11,833,048, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $12,063,972, due 01/03/23-09/09/49)	11,827,423	1.1
12,579,569	(9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $12,585,552, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $12,831,221, due 01/15/24-02/15/51)	12,579,569	1.2
		Total Repurchase Agreements (Cost $59,420,199)	59,420,199	5.5
		Time Deposits: 1.0%
1,700,000	(9)	Canadian Imperial Bank of Commerce, 4.300%, 01/03/2023	1,700,000	0.1
1,700,000	(9)	Credit Agricole, 4.300%, 01/03/2023	1,700,000	0.2
Principal Amount†			Value	Percentage of Net Assets
1,710,000	(9)	Landesbank Baden- Wuerttemberg, 4.320%, 01/03/2023	$1,710,000	0.2
1,700,000	(9)	Mizuho Bank Ltd., 4.320%, 01/03/2023	1,700,000	0.1
1,710,000	(9)	The Royal Bank of Canada, 4.320%, 01/03/2023	1,710,000	0.2
1,710,000	(9)	Toronto-Dominion Bank, 4.310%, 01/03/2023	1,710,000	0.2
		Total Time Deposits (Cost $10,230,000)	10,230,000	1.0
Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.3%
35,689,847	(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $35,689,847)	35,689,847	3.3
		Total Short-Term Investments (Cost $105,340,046)	105,340,046	9.8
		Total Investments in Securities (Cost $1,054,314,449)	$1,146,538,127	106.2
		Liabilities in Excess of Other Assets	(67,284,429)	(6.2)
		Net Assets	$1,079,253,698	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  Preferred Stock may be called prior to convertible date.

(3)  Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(4)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)  Security, or a portion of the security, is on loan.

(6)  Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2022.

(7)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(10)  Rate shown is the 7-day yield as of December 31, 2022.
See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$43,726,275	$—	$—	$43,726,275
Consumer Discretionary	54,890,355	—	—	54,890,355
Consumer Staples	24,246,312	9,495,129	—	33,741,441
Energy	79,643,811	—	—	79,643,811
Financials	145,354,527	—	—	145,354,527
Health Care	117,321,182	16,326,571	—	133,647,753
Industrials	79,212,506	—	—	79,212,506
Information Technology	78,264,549	—	—	78,264,549
Materials	12,930,713	—	—	12,930,713
Real Estate	16,262,264	—	—	16,262,264
Utilities	10,326,590	—	—	10,326,590
Total Common Stock	662,179,084	25,821,700	—	688,000,784
Preferred Stock	6,425,078	3,908,850	—	10,333,928
Corporate Bonds/Notes	—	126,836,927	—	126,836,927
Municipal Bonds	—	338,718	—	338,718
Convertible Bonds/Notes	—	89,792,183	—	89,792,183
U.S. Government Agency Obligations	—	1,073,662	—	1,073,662
Equity-Linked Notes	—	—	11,282,544	11,282,544
U.S. Treasury Obligations	—	113,539,335	—	113,539,335
Short-Term Investments	35,689,847	69,650,199	—	105,340,046
Total Investments, at fair value	$704,294,009	$430,961,574	$11,282,544	$1,146,538,127
Other Financial Instruments+
Forward Foreign Currency Contracts	—	297,283	—	297,283
Total Assets	$704,294,009	$431,258,857	$11,282,544	$1,146,835,410
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(45,335)	$—	$(45,335)
Total Liabilities	$—	$(45,335)	$—	$(45,335)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	200,535	GBP	166,508	State Street Bank and Trust Co.	01/13/23	$(823)
USD	213,943	EUR	201,554	State Street Bank and Trust Co.	01/13/23	(1,967)
USD	111,833	EUR	105,197	State Street Bank and Trust Co.	01/13/23	(857)
EUR	121,993	USD	129,659	State Street Bank and Trust Co.	01/13/23	1,023
GBP	129,855	USD	157,824	State Street Bank and Trust Co.	01/13/23	(790)
GBP	127,902	USD	155,844	State Street Bank and Trust Co.	01/13/23	(1,172)
USD	8,388,354	EUR	7,867,689	The Bank of New York Mellon	01/13/23	(39,726)
USD	11,455,574	GBP	9,227,895	The Bank of New York Mellon	01/13/23	296,260
						$251,948

Currency Abbreviations

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$297,283
Total Asset Derivatives		$297,283
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$45,335
Total Liability Derivatives		$45,335

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,707,373
Total	$1,707,373
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$657,252
Total	$657,252

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$1,023	$296,260	$297,283
Total Assets	$1,023	$296,260	$297,283
Liabilities:
Forward foreign currency contracts	$5,609	$39,726	$45,335
Total Liabilities	$5,609	$39,726	$45,335
Net OTC derivative instruments by counterparty, at fair value	$(4,586)	$256,534	$251,948
Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(4,586)	$256,534	$251,948

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2022:

	Equity-Linked Notes*	Structured Products*	Total
Assets:
Beginning balance at December 31, 2021	$12,531,368	$13,837,624	$26,368,992
Purchases	11,793,000	—	11,793,000
Sales	(11,143,000)	(12,635,632)	(23,778,632)
Accrued discounts/(premiums)	—	294,002	294,002
Total realized gain (loss)	(1,388,368)	(1,495,994)	(2,884,362)
Net change in unrealized appreciation (depreciation)**	(510,456)	—	(510,456)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance at December 31, 2022	$11,282,544	$—	$11,282,544
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2022**	$(510,456)	$—	$(510,456)

*  Securities categorized as Level 3 were fair valued based on a single quotation obtained from a broker. The Portfolio does not have access to the unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

**  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2022 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,059,005,025.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$161,597,922
Gross Unrealized Depreciation	(73,811,591)
Net Unrealized Appreciation	$87,786,331

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2022

Shares				Value	Percentage of Net Assets
COMMON STOCK: 98.8%
			Brazil: 0.2%
255,857	(1)		StoneCo Ltd.	$2,415,290	0.2
			Canada: 0.2%
21,168	(2)		Canadian Pacific Railway Ltd. - US	1,578,921	0.2
			China: 6.3%
905,383			JD.com, Inc. ADR	50,819,148	4.8
428,000	(1	),(3)	Meituan Class B	9,482,697	0.9
158,400			Tencent Holdings Ltd.	6,716,218	0.6
				67,018,063	6.3
			Denmark: 4.0%
311,800			Novo Nordisk A/S	42,347,292	4.0
			France: 9.4%
121,045			Dassault Systemes SE	4,352,722	0.4
35,401			EssilorLuxottica SA	6,405,193	0.6
48,061			Kering SA	24,459,494	2.3
85,585			LVMH Moet Hennessy Louis Vuitton SE	62,279,400	5.9
8,532			Pernod Ricard SA	1,678,432	0.2
				99,175,241	9.4
			Germany: 2.1%
15,255			Allianz SE	3,257,812	0.3
177,556			SAP SE	18,330,945	1.8
				21,588,757	2.1
			India: 5.5%
8,209,040			DLF Ltd.	37,118,258	3.5
969,647			ICICI Bank Ltd. ADR	21,225,573	2.0
				58,343,831	5.5
			Israel: 0.2%
11,483	(1	),(2)	NICE-Systems Ltd. ADR	2,208,181	0.2
			Italy: 0.7%
104,951			Brunello Cucinelli SpA	7,765,398	0.7
			Japan: 6.4%
82,204			Keyence Corp.	31,915,274	3.0
375,200			Murata Manufacturing Co., Ltd.	18,503,060	1.8
18,500			Nidec Corp.	951,994	0.1
48,100			Omron Corp.	2,324,567	0.2
410,900			TDK Corp.	13,368,055	1.3
				67,062,950	6.4
Shares			Value	Percentage of Net Assets
		Netherlands: 6.0%
433,435		Airbus SE	$51,536,317	4.9
22,059		ASML Holding NV	12,027,672	1.1
			63,563,989	6.0
		Spain: 0.8%
151,420	(1)	Amadeus IT Group SA	7,855,303	0.8
		Sweden: 4.2%
869,021		Assa Abloy AB	18,692,005	1.8
2,171,435		Atlas Copco AB - A Shares	25,728,027	2.4
			44,420,032	4.2
		Switzerland: 0.8%
17,645		Lonza Group AG	8,661,497	0.8
		United States: 52.0%
98,732	(1)	Adobe, Inc.	33,226,280	3.1
147,728		Agilent Technologies, Inc.	22,107,495	2.1
1,167,099	(1)	Alphabet, Inc. - Class A	102,973,145	9.7
99,614	(1)	Amazon.com, Inc.	8,367,576	0.8
343,471		Analog Devices, Inc.	56,339,548	5.3
280,861	(1)	Avantor, Inc.	5,923,359	0.6
75,401	(1)	Boston Scientific Corp.	3,488,804	0.3
20,631	(1)	Charles River Laboratories International, Inc.	4,495,495	0.4
12,799	(1)	Charter Communications, Inc.	4,340,141	0.4
23,977		Danaher Corp.	6,363,975	0.6
29,186	(1)	Datadog, Inc.	2,145,171	0.2
136,166		Dun & Bradstreet Holdings, Inc.	1,669,395	0.2
23,053		Ecolab, Inc.	3,355,595	0.3
108,719		Equifax, Inc.	21,130,625	2.0
57,280		Fidelity National Information Services, Inc.	3,886,448	0.4
8,663	(1)	Idexx Laboratories, Inc.	3,534,158	0.3
40,446	(1)	Illumina, Inc.	8,178,181	0.8
131,104		Intuit, Inc.	51,028,299	4.8
35,687	(1)	Intuitive Surgical, Inc.	9,469,545	0.9
54,634	(1)	IQVIA Holdings, Inc.	11,193,960	1.1
2,783		Lam Research Corp.	1,169,695	0.1
42,547		Marriott International, Inc.	6,334,823	0.6
328,108		Marvell Technology, Inc.	12,153,120	1.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
			United States (continued)
278,333	(1)		Meta Platforms, Inc.	$33,494,593	3.2
66,404			Microsoft Corp.	15,925,007	1.5
34,632			Nvidia Corp.	5,061,121	0.5
152,505	(1	),(2)	Phathom Pharmaceuticals, Inc.	1,711,106	0.2
264,608	(1)		Qualtrics International, Inc.	2,746,631	0.3
161,187			S&P Global, Inc.	53,987,974	5.1
51,088	(1)		Splunk, Inc.	4,398,166	0.4
145,607			United Parcel Service, Inc. - Class B	25,312,321	2.4
107,786			Visa, Inc. - Class A	22,393,619	2.1
17,552	(1)		Walt Disney Co.	1,524,918	0.1
				549,430,289	52.0
			Total Common Stock (Cost $601,572,756)	1,043,435,034	98.8
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
			Repurchase Agreements: 0.4%
1,000,000	(4)		Deutsche Bank Securities Inc., Repurchase Agreement dated 12/30/22, 4.29%, due 01/03/23 (Repurchase Amount $1,000,470, collateralized by various U.S. Government Agency Obligations, 1.500%-7.500%, Market Value plus accrued interest $1,020,000, due 02/01/24-01/01/57)	$1,000,000	0.1
Principal Amount†			Value	Percentage of Net Assets
1,000,000	(4)	MUFG Securities America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $1,020,000, due 08/01/24-01/01/53)	$1,000,000	0.1
1,000,000	(4)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	1,000,000	0.1
1,000,000	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24-10/20/52)	1,000,000	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
10,956	(4)	TD Securities (USA) LLC, Repurchase Agreement dated 12/30/22, 4.27%, due 01/03/23 (Repurchase Amount $10,961, collateralized by various U.S. Government Securities, 0.375%-1.875%, Market Value plus accrued interest $11,175, due 10/31/23-07/31/26)	$10,956	0.0
		Total Repurchase Agreements (Cost $4,010,956)	4,010,956	0.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.0%
10,803,496	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $10,803,496)	$10,803,496	1.0
		Total Short-Term Investments (Cost $14,814,452)	14,814,452	1.4
		Total Investments in Securities (Cost $616,387,208)	$1,058,249,486	100.2
		Liabilities in Excess of Other Assets	(1,611,284)	(0.2)
		Net Assets	$1,056,638,202	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Security, or a portion of the security, is on loan.

(3)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)  Rate shown is the 7-day yield as of December 31, 2022.

Sector Diversification	Percentage of Net Assets
Information Technology	30.6%
Consumer Discretionary	16.1
Communication Services	14.1
Industrials	13.9
Health Care	12.7
Financials	7.4
Real Estate	3.5
Materials	0.3
Consumer Staples	0.2
Short-Term Investments	1.4
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Brazil	$2,415,290	$—	$—	$2,415,290
Canada	1,578,921	—	—	1,578,921
China	50,819,148	16,198,915	—	67,018,063
Denmark	—	42,347,292	—	42,347,292
France	—	99,175,241	—	99,175,241
Germany	—	21,588,757	—	21,588,757
India	21,225,573	37,118,258	—	58,343,831
Israel	2,208,181	—	—	2,208,181
Italy	—	7,765,398	—	7,765,398
Japan	—	67,062,950	—	67,062,950
Netherlands	—	63,563,989	—	63,563,989
Spain	—	7,855,303	—	7,855,303
Sweden	—	44,420,032	—	44,420,032
Switzerland	—	8,661,497	—	8,661,497
United States	549,430,289	—	—	549,430,289
Total Common Stock	627,677,402	415,757,632	—	1,043,435,034
Short-Term Investments	10,803,496	4,010,956	—	14,814,452
Total Investments, at fair value	$638,480,898	$419,768,588	$—	$1,058,249,486
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(39,288)	$—	$(39,288)
Total Liabilities	$—	$(39,288)	$—	$(39,288)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2022, the following forward foreign currency contracts were outstanding for VY® Invesco Global Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,073,262	JPY	277,251,063	UBS AG	01/04/23	$(39,288)
						$(39,288)

Currency Abbreviations

JPY — Japanese Yen

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$39,288
Total Liability Derivatives		$39,288

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$11,549
Total	$11,549
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(39,288)
Total	$(39,288)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:

	UBS AG	Totals
Liabilities:
Forward foreign currency contracts	$39,288	$39,288
Total Liabilities	$39,288	$39,288
Net OTC derivative instruments by counterparty, at fair value	$(39,288)	(39,288)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—
Net Exposure(1)	$(39,288)	$(39,288)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $621,013,035.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$489,823,771
Gross Unrealized Depreciation	(52,742,258)
Net Unrealized Appreciation	$437,081,513

See Accompanying Notes to Financial Statements

VY® JPMORGAN  PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022

Shares			Percentage Value	of Net Assets
COMMON STOCK: 98.1%
		Communication Services: 3.6%
58,672	(1)	IAC, Inc.	$2,605,037	0.8
42,010	(1)	Liberty Broadband Corp. - Series C	3,204,103	0.9
91,768	(1)	Liberty Media Corp.- Liberty SiriusXM C Tracking Stock	3,590,882	1.1
25,773	(1)	Take-Two Interactive Software, Inc.	2,683,742	0.8
			12,083,764	3.6
		Consumer Discretionary: 10.4%
1,830	(1)	Autozone, Inc.	4,513,109	1.3
49,120		Bath & Body Works, Inc.	2,069,917	0.6
24,819		Best Buy Co., Inc.	1,990,732	0.6
37,960		Carter's, Inc.	2,832,196	0.8
17,010		Darden Restaurants, Inc.	2,352,993	0.7
18,370	(1)	Expedia Group, Inc.	1,609,212	0.5
36,070	(2)	Gap, Inc.	406,870	0.1
16,050		Genuine Parts Co.	2,784,835	0.8
26,552		Kohl's Corp.	670,438	0.2
89,500		LKQ Corp.	4,780,195	1.4
22,100	(1)	Mohawk Industries, Inc.	2,259,062	0.7
201,666		Newell Brands, Inc.	2,637,791	0.8
30,740		Ralph Lauren Corp.	3,248,296	0.9
86,790		Tapestry, Inc.	3,304,963	1.0
			35,460,609	10.4
		Consumer Staples: 4.4%
41,936	(1)	BellRing Brands, Inc.	1,075,239	0.3
10,960		Constellation Brands, Inc.	2,539,980	0.7
52,342		Energizer Holdings, Inc.	1,756,074	0.5
67,390		Keurig Dr Pepper, Inc.	2,403,127	0.7
50,750		Kroger Co.	2,262,435	0.7
24,760	(1)	Post Holdings, Inc.	2,234,838	0.7
80,630	(1)	US Foods Holding Corp.	2,743,033	0.8
			15,014,726	4.4
		Energy: 2.6%
105,190		Coterra Energy, Inc.	2,584,518	0.7
14,544		Diamondback Energy, Inc.	1,989,329	0.6
134,720		Williams Cos., Inc.	4,432,288	1.3
			9,006,135	2.6
		Financials: 23.5%
21,100		Ameriprise Financial, Inc.	6,569,907	1.9
61,650	(1)	Arch Capital Group Ltd.	3,870,387	1.1
109,410		Citizens Financial Group, Inc.	4,307,472	1.3
25,570		Discover Financial Services	2,501,513	0.7
142,180		Fifth Third Bancorp	4,664,926	1.4
Shares			Percentage Value	of Net Assets
3,330		First Citizens BancShares, Inc.	$2,525,339	0.8
12,080		Globe Life, Inc.	1,456,244	0.4
59,580		Hartford Financial Services Group, Inc.	4,517,951	1.3
437,165		Huntington Bancshares, Inc.	6,164,026	1.8
37,210		Lincoln National Corp.	1,143,091	0.3
96,712		Loews Corp.	5,641,211	1.7
42,983		M&T Bank Corp.	6,235,114	1.8
171,230		MGIC Investment Corp.	2,225,990	0.7
38,950		Northern Trust Corp.	3,446,685	1.0
44,485		Raymond James Financial, Inc.	4,753,222	1.4
239,930		Regions Financial Corp.	5,172,891	1.5
10,550		RenaissanceRe Holdings Ltd.	1,943,627	0.6
49,233		State Street Corp.	3,819,004	1.1
25,940		T. Rowe Price Group, Inc.	2,829,016	0.8
50,967		WR Berkley Corp.	3,698,675	1.1
51,510		Zions Bancorp NA	2,532,232	0.8
			80,018,523	23.5
		Health Care: 8.4%
36,660		AmerisourceBergen Corp.	6,074,929	1.8
19,990	(1)	Globus Medical, Inc.	1,484,657	0.4
61,790	(1)	Henry Schein, Inc.	4,935,167	1.4
19,710	(1)	Jazz Pharmaceuticals PLC	3,140,000	0.9
27,230		Laboratory Corp. of America Holdings	6,412,121	1.9
16,400		Universal Health Services, Inc.	2,310,596	0.7
34,380		Zimmer Biomet Holdings, Inc.	4,383,450	1.3
			28,740,920	8.4
		Industrials: 12.7%
23,231		Acuity Brands, Inc.	3,847,286	1.1
30,210		Ametek, Inc.	4,220,941	1.2
14,280		Carlisle Cos., Inc.	3,365,082	1.0
59,110		Fortune Brands Innovations, Inc.	3,375,772	1.0
19,060		Hubbell, Inc.	4,473,001	1.3
14,160		IDEX Corp.	3,233,153	0.9
51,120		ITT, Inc.	4,145,832	1.2
29,480		Lincoln Electric Holdings, Inc.	4,259,565	1.3
30,200	(1)	Middleby Corp.	4,043,780	1.2
19,241		Snap-On, Inc.	4,396,376	1.3
45,770	(1)	Southwest Airlines Co.	1,541,076	0.5
35,520		Timken Co.	2,510,198	0.7
			43,412,062	12.7

See Accompanying Notes to Financial Statements

VY® JPMORGAN  PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares			Percentage Value	of Net Assets
		Information Technology: 7.4%
47,140		Amphenol Corp.	$3,589,240	1.1
25,430		CDW Corp.	4,541,290	1.3
16,580	(1)	FleetCor Technologies, Inc.	3,045,414	0.9
99,370		Gen Digital, Inc.	2,129,499	0.6
36,790	(1)	GoDaddy, Inc.	2,752,628	0.8
32,440		Jabil, Inc.	2,212,408	0.6
17,130		Motorola Solutions, Inc.	4,414,572	1.3
6,530	(1)	Teledyne Technologies, Inc.	2,611,412	0.8
			25,296,463	7.4
		Materials: 5.7%
32,485		Ball Corp.	1,661,283	0.5
13,960		Celanese Corp. - Series A	1,427,270	0.4
37,930		Freeport-McMoRan, Inc.	1,441,340	0.4
11,035		Martin Marietta Materials, Inc.	3,729,499	1.1
25,580		Packaging Corp. of America	3,271,938	1.0
42,240		RPM International, Inc.	4,116,288	1.2
75,810		Silgan Holdings, Inc.	3,929,990	1.1
			19,577,608	5.7
		Real Estate: 10.7%
86,270		American Homes 4 Rent	2,600,178	0.8
15,130		AvalonBay Communities, Inc.	2,443,798	0.7
28,530		Boston Properties, Inc.	1,928,057	0.6
96,370		Brixmor Property Group, Inc.	2,184,708	0.6
39,030	(1)	CBRE Group, Inc.	3,003,749	0.9
6,750		Essex Property Trust, Inc.	1,430,460	0.4
15,450		Federal Realty Investment Trust	1,561,068	0.5
78,050		Host Hotels & Resorts, Inc.	1,252,702	0.4
53,913		JBG SMITH Properties	1,023,269	0.3
117,460		Kimco Realty Corp.	2,487,803	0.7
10,040		Mid-America Apartment Communities, Inc.	1,576,180	0.5
97,470		Rayonier, Inc.	3,212,611	0.9
26,480		Regency Centers Corp.	1,655,000	0.5
27,280		Rexford Industrial Realty, Inc.	1,490,579	0.4
10,760		Sun Communities, Inc.	1,538,680	0.5
30,630		Ventas, Inc.	1,379,881	0.4
104,340		Weyerhaeuser Co.	3,234,540	0.9
32,730		WP Carey, Inc.	2,557,850	0.7
			36,561,113	10.7
Shares			Value	Percentage of Net Assets
		Utilities: 8.7%
89,090		CMS Energy Corp.	$5,642,070	1.7
39,330		Edison International	2,502,175	0.7
46,290		Entergy Corp.	5,207,625	1.5
42,775		National Fuel Gas Co.	2,707,657	0.8
8,180		Sempra Energy	1,264,137	0.4
60,560		WEC Energy Group, Inc.	5,678,106	1.7
94,130		Xcel Energy, Inc.	6,599,454	1.9
			29,601,224	8.7
		Total Common Stock (Cost $267,995,227)	334,773,147	98.1
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
		Repurchase Agreements: 0.1%
419,761	(3)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $419,961, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $428,156, due 01/03/23-09/09/49) (Cost $419,761)	$419,761	0.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.9%
6,364,399	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $6,364,399)	$6,364,399	1.9
		Total Short-Term Investments (Cost $6,784,160)	6,784,160	2.0
		Total Investments in Securities (Cost $274,779,387)	$341,557,307	100.1
		Liabilities in Excess of Other Assets	(348,164)	(0.1)
		Net Assets	$341,209,143	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  Security, or a portion of the security, is on loan.

(3)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)  Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements

VY® JPMORGAN  PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$334,773,147	$—	$—	$334,773,147
Short-Term Investments	6,364,399	419,761	—	6,784,160
Total Investments, at fair value	$341,137,546	$419,761	$—	$341,557,307

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $275,965,198.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$86,056,400
Gross Unrealized Depreciation	(20,464,291)
Net Unrealized Appreciation	$65,592,109

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022

Shares				Value	Percentage of Net Assets
COMMON STOCK: 99.0%
			Communication Services: 2.7%
17,900			Electronic Arts, Inc.	$2,187,022	0.2
129,900			Fox Corp. - Class B	3,695,655	0.4
104,231	(1)		Match Group, Inc.	4,324,544	0.4
45,600			Omnicom Group	3,719,592	0.4
13,600	(1)		Spotify Technology SA	1,073,720	0.1
32,400	(1)		Take-Two Interactive Software, Inc.	3,373,812	0.3
171,173	(1)		Trade Desk, Inc./The	7,673,686	0.7
53,168	(1)		ZoomInfo Technologies, Inc.	1,600,888	0.2
				27,648,919	2.7
			Consumer Discretionary: 14.9%
12,800	(1)		Aptiv PLC	1,192,064	0.1
5,600	(1)		Autozone, Inc.	13,810,608	1.4
20,200	(1)		Bright Horizons Family Solutions, Inc.	1,274,620	0.1
12,100	(1	),(2)	Burlington Stores, Inc.	2,453,396	0.2
48,800	(1)		Caesars Entertainment, Inc.	2,030,080	0.2
11,200	(1)		Carmax, Inc.	681,968	0.1
28,719	(1	),(2)	Chewy, Inc.	1,064,901	0.1
8,500	(1)		Chipotle Mexican Grill, Inc.	11,793,665	1.2
36,300			Darden Restaurants, Inc.	5,021,379	0.5
15,200	(1)		Dollar Tree, Inc.	2,149,888	0.2
9,700			Domino's Pizza, Inc.	3,360,080	0.3
58,100	(1	),(2)	DraftKings, Inc.	661,759	0.1
11,800	(1)		Etsy, Inc.	1,413,404	0.1
22,769	(1)		Five Below, Inc.	4,027,153	0.4
28,800	(1)		Floor & Decor Holdings, Inc.	2,005,344	0.2
108,300			Hilton Worldwide Holdings, Inc.	13,684,788	1.4
32,600	(1)		Lululemon Athletica, Inc.	10,444,388	1.0
134,700	(1)		Mattel, Inc.	2,403,048	0.2
165,700			MGM Resorts International	5,555,921	0.5
14,081	(1	),(2)	Mobileye Global, Inc.	493,680	0.1
1,204	(1)		NVR, Inc.	5,553,546	0.5
22,900	(1	),(2)	Ollie's Bargain Outlet Holdings, Inc.	1,072,636	0.1
12,600	(1)		O'Reilly Automotive, Inc.	10,634,778	1.1
23,000			Papa Johns International, Inc.	1,893,130	0.2
14,200			Pool Corp.	4,293,086	0.4
47,981	(2)		Restaurant Brands International, Inc.	3,102,931	0.3
4,700	(1	),(2)	RH	1,255,793	0.1
Shares				Value	Percentage of Net Assets
38,400			Ross Stores, Inc.	$4,457,088	0.4
22,500			Service Corp. International	1,555,650	0.2
25,400	(1)		Skechers USA, Inc.	1,065,530	0.1
46,700			Tractor Supply Co.	10,506,099	1.0
20,921	(1)		Ulta Beauty, Inc.	9,813,414	1.0
12,200			Vail Resorts, Inc.	2,907,870	0.3
22,800			Williams-Sonoma, Inc.	2,620,176	0.3
18,800	(1)		Wynn Resorts Ltd.	1,550,436	0.2
23,300			Yum! Brands, Inc.	2,984,264	0.3
				150,788,561	14.9
			Consumer Staples: 2.9%
98,700	(1)		BJ's Wholesale Club Holdings, Inc.	6,529,992	0.6
51,075			Brown-Forman Corp. - Class B	3,354,606	0.3
6,600			Casey's General Stores, Inc.	1,480,710	0.2
11,400			Church & Dwight Co., Inc.	918,954	0.1
5,900			Constellation Brands, Inc.	1,367,325	0.1
59,200	(1)		Darling Ingredients, Inc.	3,705,328	0.4
39,600			Hershey Co.	9,170,172	0.9
10,400			McCormick & Co., Inc.	862,056	0.1
13,600	(1)		Monster Beverage Corp.	1,380,808	0.1
17,389			Tyson Foods, Inc.	1,082,465	0.1
				29,852,416	2.9
			Energy: 5.1%
26,000			APA Corp.	1,213,680	0.1
46,700			Cheniere Energy, Inc.	7,003,132	0.7
135,400			Coterra Energy, Inc.	3,326,778	0.3
150,400			Devon Energy Corp.	9,251,104	0.9
41,100			Diamondback Energy, Inc.	5,621,658	0.6
189,900			Halliburton Co.	7,472,565	0.7
41,200			Magnolia Oil & Gas Corp.	966,140	0.1
16,200			Matador Resources Co.	927,288	0.1
30,900			Pioneer Natural Resources Co.	7,057,251	0.7
44	(1	),(3),(4)	Venture Global LNG, Inc. - Series B	650,991	0.1
560	(1	),(3),(4)	Venture Global LNG, Inc. - Series C	8,285,334	0.8
				51,775,921	5.1
See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Financials: 6.9%
116,100			Apollo Global Management, Inc.	$7,406,019	0.7
43,500			Arthur J. Gallagher & Co.	8,201,490	0.8
6,100			Assurant, Inc.	762,866	0.1
117,600	(2)		Blue Owl Capital, Inc.	1,246,560	0.1
12,033			Cboe Global Markets, Inc.	1,509,780	0.2
43,800			Discover Financial Services	4,284,954	0.4
15,400			Factset Research Systems, Inc.	6,178,634	0.6
11,500			First Republic Bank	1,401,735	0.1
115,500			Hartford Financial Services Group, Inc.	8,758,365	0.9
24,700			LPL Financial Holdings, Inc.	5,339,399	0.5
15,000			MarketAxess Holdings, Inc.	4,183,350	0.4
4,000			Moody's Corp.	1,114,480	0.1
4,600			Morningstar, Inc.	996,314	0.1
21,700			MSCI, Inc. - Class A	10,094,189	1.0
21,300			Nasdaq, Inc.	1,306,755	0.1
27,900	(1)		Ryan Specialty Holdings, Inc.	1,158,129	0.1
10,900	(1)		SVB Financial Group	2,508,526	0.3
55,019			Tradeweb Markets, Inc.	3,572,384	0.4
				70,023,929	6.9
			Health Care: 15.6%
25,999	(1)		Acadia Healthcare Co., Inc.	2,140,238	0.2
81,800			Agilent Technologies, Inc.	12,241,370	1.2
5,000	(1)		Align Technology, Inc.	1,054,500	0.1
33,200	(1)		Alnylam Pharmaceuticals, Inc.	7,889,980	0.8
9,300	(1)		Amedisys, Inc.	776,922	0.1
6,785	(1)		Argenx SE ADR	2,570,361	0.3
13,200	(1	),(2)	Ascendis Pharma A/S ADR	1,612,116	0.2
48,443	(1)		Avantor, Inc.	1,021,663	0.1
14,600	(1)		BioMarin Pharmaceutical, Inc.	1,510,954	0.1
9,800			BioNTech SE ADR	1,472,156	0.1
6,100	(1)		Bio-Rad Laboratories, Inc.	2,564,989	0.3
65,600			Bio-Techne Corp.	5,436,928	0.5
22,800	(1)		Blueprint Medicines Corp.	998,868	0.1
55,400			Bruker Corp.	3,786,590	0.4
36,284	(1)		Catalent, Inc.	1,633,143	0.2
26,928	(1)		Centene Corp.	2,208,365	0.2
Shares				Value	Percentage of Net Assets
18,800	(1)		Charles River Laboratories International, Inc.	$4,096,520	0.4
118,600	(1)		DexCom, Inc.	13,430,264	1.3
60,410	(1)		Elanco Animal Health, Inc.	738,210	0.1
34,000	(1)		Exact Sciences Corp.	1,683,340	0.2
44,000	(1)		Genmab A/S ADR	1,864,720	0.2
5,100	(1)		Idexx Laboratories, Inc.	2,080,596	0.2
19,300	(1)		Incyte Corp., Ltd.	1,550,176	0.2
26,600	(1)		Insulet Corp.	7,830,774	0.8
16,600	(1)		IQVIA Holdings, Inc.	3,401,174	0.3
6,682	(1)		Karuna Therapeutics, Inc.	1,313,013	0.1
14,200	(1)		Lantheus Holdings, Inc.	723,632	0.1
35,391			McKesson Corp.	13,275,872	1.3
6,900	(1)		Mettler Toledo International, Inc.	9,973,605	1.0
18,100	(1)		Molina Healthcare, Inc.	5,976,982	0.6
37,879	(1)		Neurocrine Biosciences, Inc.	4,524,268	0.4
19,100	(1	),(2)	Novocure Ltd.	1,400,985	0.1
11,500	(1)		Penumbra, Inc.	2,558,290	0.2
12,500	(1)		QuidelOrtho Corp.	1,070,875	0.1
25,186	(1	),(2)	Repligen Corp.	4,264,241	0.4
42,300			Resmed, Inc.	8,803,899	0.9
35,088			Royalty Pharma PLC	1,386,678	0.1
14,180	(1)		Seagen, Inc.	1,822,272	0.2
7,700	(1)		Shockwave Medical, Inc.	1,583,197	0.2
11,000			STERIS Public Ltd. Co.	2,031,590	0.2
3,500			Teleflex, Inc.	873,705	0.1
40,200	(1)		Veeva Systems, Inc.	6,487,476	0.6
18,200			West Pharmaceutical Services, Inc.	4,283,370	0.4
				157,948,867	15.6
			Industrials: 16.4%
71,400	(1)		Alaska Air Group, Inc.	3,065,916	0.3
11,500			Allegion Public Ltd.	1,210,490	0.1
11,962			Ametek, Inc.	1,671,331	0.2
24,700			AO Smith Corp.	1,413,828	0.1
19,564			Booz Allen Hamilton Holding Corp.	2,044,829	0.2
28,000			BWX Technologies, Inc.	1,626,240	0.2
21,800			Cintas Corp.	9,845,316	1.0
27,200	(1)		Clean Harbors, Inc.	3,104,064	0.3
156,400	(1)		Copart, Inc.	9,523,196	0.9
47,745	(1)		CoStar Group, Inc.	3,689,734	0.4
17,787			Equifax, Inc.	3,457,081	0.3
17,000			Expeditors International Washington, Inc.	1,766,640	0.2

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Industrials (continued)
201,400			Fastenal Co.	$9,530,248	0.9
18,200			Ferguson PLC	2,310,854	0.2
27,775			Fortune Brands Innovations, Inc.	1,586,230	0.2
9,100	(1	),(2)	FTI Consulting, Inc.	1,445,080	0.1
11,000	(1)		Generac Holdings, Inc.	1,107,260	0.1
18,000			Graco, Inc.	1,210,680	0.1
23,600			Hexcel Corp.	1,388,860	0.1
63,100			Howmet Aerospace, Inc.	2,486,771	0.3
13,500			Hubbell, Inc.	3,168,180	0.3
6,800			Huntington Ingalls Industries, Inc.	1,568,624	0.2
66,200	(1)		IAA, Inc.	2,648,000	0.3
6,900			IDEX Corp.	1,575,477	0.2
31,400			JB Hunt Transport Services, Inc.	5,474,904	0.5
9,200			Landstar System, Inc.	1,498,680	0.2
13,900			Leidos Holdings, Inc.	1,462,141	0.2
17,400	(1)		Middleby Corp.	2,329,860	0.2
32,050			Old Dominion Freight Line	9,095,149	0.9
30,700			Otis Worldwide Corp.	2,404,117	0.2
20,000			Paccar, Inc.	1,979,400	0.2
38,700			Republic Services, Inc.	4,991,913	0.5
20,300			Ritchie Bros Auctioneers, Inc.	1,173,949	0.1
25,600			Rockwell Automation, Inc.	6,593,792	0.7
35,237			Rollins, Inc.	1,287,560	0.1
36,400	(1)		SiteOne Landscape Supply, Inc.	4,270,448	0.4
86,000	(1)		Southwest Airlines Co.	2,895,620	0.3
20,000			Toro Co.	2,264,000	0.2
40,200			Trane Technologies PLC	6,757,218	0.7
8,196			TransDigm Group, Inc.	5,160,611	0.5
42,200			TransUnion	2,394,850	0.2
51,900	(1)		Trex Co., Inc.	2,196,927	0.2
15,800	(1)		United Rentals, Inc.	5,615,636	0.6
14,900			Valmont Industries, Inc.	4,926,983	0.5
34,456			Verisk Analytics, Inc.	6,078,728	0.6
39,650			Waste Connections, Inc.	5,256,004	0.5
16,300			Watsco, Inc.	4,065,220	0.4
11,900			Westinghouse Air Brake Technologies Corp.	1,187,739	0.1
49,500	(1)		WillScot Mobile Mini Holdings Corp.	2,235,915	0.2
				166,042,293	16.4
Shares				Value	Percentage of Net Assets
			Information Technology: 27.9%
159,300			Amphenol Corp.	$12,129,102	1.2
14,200	(1)		ANSYS, Inc.	3,430,578	0.3
38,900	(1	),(2)	AppLovin Corp.	409,617	0.0
83,200	(1)		Arista Networks, Inc.	10,096,320	1.0
9,843	(1)		Aspen Technology, Inc.	2,021,752	0.2
27,281			Bentley Systems, Inc.	1,008,306	0.1
17,300	(1)		Bill.com Holdings, Inc.	1,885,008	0.2
31,234	(1)		Black Knight, Inc.	1,928,699	0.2
36,800			Broadridge Financial Solutions, Inc. ADR	4,935,984	0.5
82,700	(1)		Cadence Design Systems, Inc.	13,284,928	1.3
46,036	(1)		CCC Intelligent Solutions Holdings, Inc.	400,513	0.0
46,200			CDW Corp.	8,250,396	0.8
32,003	(1)		Ceridian HCM Holding, Inc.	2,052,992	0.2
30,100			Cognex Corp.	1,418,011	0.1
27,348	(1)		Confluent, Inc.	608,220	0.1
84,997	(1)		Crowdstrike Holdings, Inc.	8,949,334	0.9
33,960	(1	),(3),(4)	Databricks, Inc.	2,037,600	0.2
96,346	(1)		Datadog, Inc.	7,081,431	0.7
17,100	(1)		Descartes Systems Group, Inc./The	1,191,015	0.1
52,600	(1)		DoubleVerify Holdings, Inc.	1,155,096	0.1
34,137	(1)		Dynatrace, Inc.	1,307,447	0.1
13,191	(1)		Endava PLC ADR	1,009,111	0.1
52,400	(1)		Enphase Energy, Inc.	13,883,904	1.4
75,400			Entegris, Inc.	4,945,486	0.5
16,100	(1)		EPAM Systems, Inc.	5,276,614	0.5
15,800	(1)		Euronet Worldwide, Inc.	1,491,204	0.2
9,300	(1)		Fair Isaac Corp.	5,566,794	0.6
6,400	(1)		First Solar, Inc.	958,656	0.1
22,895	(1)		Five9, Inc.	1,553,655	0.2
29,800	(1)		FleetCor Technologies, Inc.	5,473,664	0.5
224,100	(1)		Fortinet, Inc.	10,956,249	1.1
25,300	(1)		Gartner, Inc.	8,504,342	0.8
24,989	(1	),(2)	Gitlab, Inc.	1,135,500	0.1
15,200	(1)		Globant SA	2,556,032	0.3
16,366	(1)		HubSpot, Inc.	4,731,902	0.5
77,700	(1	),(2)	Informatica, Inc.	1,265,733	0.1
27,550	(1)		Keysight Technologies, Inc.	4,712,979	0.5
5,600			KLA Corp.	2,111,368	0.2
41,200	(1)		Lattice Semiconductor Corp.	2,673,056	0.3
5,100			Littelfuse, Inc.	1,123,020	0.1

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Information Technology (continued)
25,600	(1)		Manhattan Associates, Inc.	$3,107,840	0.3
42,748			Marvell Technology, Inc.	1,583,386	0.2
144,234			Microchip Technology, Inc.	10,132,439	1.0
11,000			MKS Instruments, Inc.	932,030	0.1
22,839	(1)		MongoDB, Inc.	4,495,629	0.4
18,200			Monolithic Power Systems, Inc.	6,435,702	0.6
15,800			Motorola Solutions, Inc.	4,071,818	0.4
43,282	(1	),(2)	nCino, Inc.	1,144,376	0.1
105,000	(1)		ON Semiconductor Corp.	6,548,850	0.7
37,800	(1)		Palo Alto Networks, Inc.	5,274,612	0.5
97,100			Paychex, Inc.	11,220,876	1.1
22,300	(1)		Paycom Software, Inc.	6,919,913	0.7
50,100	(1)		Paycor HCM, Inc.	1,225,947	0.1
18,000	(1)		Paylocity Holding Corp.	3,496,680	0.3
16,536	(1)		Procore Technologies, Inc.	780,168	0.1
36,975	(1)		PTC, Inc.	4,438,479	0.4
36,700	(1)		Pure Storage, Inc. - Class A	982,092	0.1
66,502	(1)		Qualtrics International, Inc.	690,291	0.1
78,400	(1)		Samsara, Inc.	974,512	0.1
51,771	(1	),(2)	SentinelOne, Inc.	755,339	0.1
31,700	(1)		Shopify, Inc.	1,100,307	0.1
10,300	(1	),(2)	Silicon Laboratories, Inc.	1,397,401	0.1
15,600			Skyworks Solutions, Inc.	1,421,628	0.1
7,000	(1)		Snowflake, Inc. - Class A	1,004,780	0.1
27,535			SS&C Technologies Holdings, Inc.	1,433,472	0.1
5,400	(1)		Synaptics, Inc.	513,864	0.1
42,100	(1)		Synopsys, Inc.	13,442,109	1.3
31,626	(1	),(3),(4)	Tanium, Inc. Class B	139,471	0.0
8,400			TE Connectivity Ltd.	964,320	0.1
33,800			Teradyne, Inc.	2,952,430	0.3
14,700	(1)		Tyler Technologies, Inc.	4,739,427	0.5
6,400	(1)		VeriSign, Inc.	1,314,816	0.1
12,999	(1)		WEX, Inc.	2,127,286	0.2
16,300	(1)		Workiva, Inc.	1,368,711	0.1
10,000	(1)		Zebra Technologies Corp.	2,564,100	0.3
52,400	(1)		Zscaler, Inc.	5,863,560	0.6
				283,070,279	27.9
Shares				Value	Percentage of Net Assets
			Materials: 3.5%
15,300			Albemarle Corp.	$3,317,958	0.3
20,100			Avery Dennison Corp.	3,638,100	0.4
15,180			Ball Corp.	776,305	0.1
55,600			CF Industries Holdings, Inc.	4,737,120	0.5
51,800			Corteva, Inc.	3,044,804	0.3
26,200			Nutrien Ltd.	1,913,386	0.2
33,100			PPG Industries, Inc.	4,161,994	0.4
35,000			RPM International, Inc.	3,410,750	0.3
51,300			Sealed Air Corp.	2,558,844	0.2
27,900			Steel Dynamics, Inc.	2,725,830	0.3
31,900			Vulcan Materials Co.	5,586,009	0.5
				35,871,100	3.5
			Real Estate: 2.8%
10,900			Alexandria Real Estate Equities, Inc.	1,587,803	0.2
181,700			CubeSmart	7,313,425	0.7
56,300			Equity Lifestyle Properties, Inc.	3,636,980	0.4
22,800			Rexford Industrial Realty, Inc.	1,245,792	0.1
30,100			SBA Communications Corp.	8,437,331	0.8
48,600			Simon Property Group, Inc.	5,709,528	0.6
				27,930,859	2.8
			Utilities: 0.3%
129,500			Vistra Corp.	3,004,400	0.3
			Total Common Stock (Cost $919,900,897)	1,003,957,544	99.0
PREFERRED STOCK: 0.8%
			Consumer Discretionary: 0.1%
32,438	(1	),(3),(4)	Rappi, Inc. - Series E	1,168,092	0.1
			Health Care: 0.1%
123,878	(1	),(3),(4)	Caris Life Sciences, Inc. Series D	815,117	0.1
			Information Technology: 0.6%
73,377	(1	),(3),(4)	Databricks, Inc., Series F	4,402,620	0.4
7,908	(1	),(3),(4)	Databricks, Inc., Series G	474,480	0.0
353,970	(1	),(3),(4)	Tanium, Inc. - Series G	1,561,008	0.2
				6,438,108	0.6
			Total Preferred Stock (Cost $6,216,684)	8,421,317	0.8
			Total Long-Term Investments (Cost $926,117,581)	1,012,378,861	99.8

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
		Repurchase Agreements: 1.5%
3,542,900	(5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $3,544,570, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,613,758, due 01/15/23-11/20/72)	$3,542,900	0.4
3,542,900	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $3,544,612, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $3,615,529, due 04/15/23-11/15/52)	3,542,900	0.4
1,357,948	(5)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $1,358,580, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $1,385,107, due 04/11/23-10/31/29)	1,357,948	0.1
Principal Amount†			Value	Percentage of Net Assets
3,542,888	(5)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $3,544,573, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $3,613,746, due 01/03/23-09/09/49)	$3,542,888	0.3
3,233,508	(5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $3,235,046, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,298,194, due 01/15/24-02/15/51)	3,233,508	0.3
		Total Repurchase Agreements (Cost $15,220,144)	15,220,144	1.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.2%
1,522,020	(6)	T. Rowe Price Government Reserve Fund, 4.310% (Cost $1,522,020)	$1,522,020	0.2
		Total Short-Term Investments (Cost $16,742,164)	16,742,164	1.7
		Total Investments in Securities (Cost $942,859,745)	$1,029,121,025	101.5
		Liabilities in Excess of Other Assets	(15,299,449)	(1.5)
		Net Assets	$1,013,821,576	100.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Security, or a portion of the security, is on loan.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $19,534,713 or 1.9% of net assets. Please refer to the table below for additional details.

(5)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$27,648,919	$—	$—	$27,648,919
Consumer Discretionary	150,788,561	—	—	150,788,561
Consumer Staples	29,852,416	—	—	29,852,416
Energy	42,839,596	—	8,936,325	51,775,921
Financials	70,023,929	—	—	70,023,929
Health Care	157,948,867	—	—	157,948,867
Industrials	166,042,293	—	—	166,042,293
Information Technology	280,893,208	—	2,177,071	283,070,279
Materials	35,871,100	—	—	35,871,100
Real Estate	27,930,859	—	—	27,930,859
Utilities	3,004,400	—	—	3,004,400
Total Common Stock	992,844,148	—	11,113,396	1,003,957,544
Preferred Stock	—	—	8,421,317	8,421,317
Short-Term Investments	1,522,020	15,220,144	—	16,742,164
Total Investments, at fair value	$994,366,168	$15,220,144	$19,534,713	$1,029,121,025

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

At December 31, 2022, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Caris Life Sciences, Inc. Series D	5/11/2021	$1,003,412	$815,117
Databricks, Inc.	7/24/2020	543,644	2,037,600
Databricks, Inc., Series F	10/22/2019	1,050,475	4,402,620
Databricks, Inc., Series G	2/1/2021	467,542	474,480
Rappi, Inc. - Series E	9/8/2020	1,938,042	1,168,092
Tanium, Inc. - Series G	8/26/2015	1,757,213	1,561,008
Tanium, Inc. Class B	9/24/2020	360,384	139,471
Venture Global LNG, Inc. - Series B	3/8/2018	132,880	650,991
Venture Global LNG, Inc. - Series C	10/16/2017	2,083,973	8,285,334
		$9,337,565	$19,534,713

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2022:

Investments, at fair value	Fair Value at December 31, 2022	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Weighted Average of Inputs***		Impact to Valuation from an Increase in Input****
Common Stocks	$11,113,396	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—	**
		Market Approach	Enterprise Value to EBITDA Multiple	10.1	x	10.1	x	Increase
		Market Approach	Projected Enterprise Value to EBITDA Multiple	14.0	x	14.0	x	Increase
		Market Approach	Enterprise Value to Sales Multiple	5.1	x - 6.0x	5.1	x - 6.0x	Increase

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2022	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Weighted Average of Inputs***		Impact to Valuation from an Increase in Input****
Preferred Stocks	$8,421,317	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—	**
		Market Approach	Enterprise Value to Gross Profit Multiple	6.0	x - 7.2x	6.0	x - 7.2x	Increase
		Market Approach	Enterprise Value to Sales Multiple	2.3	x - 6.0x	2.3	x - 6.0x	Increase
		Market Approach	Enterprise Value to Gross Merchandise Value	0.5	x	0.5	x	Increase
		Market Approach	Enterprise Value to Billings	5.4	x	5.4	x	Increase
Total Investments, at fair value	$19,534,713

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  No quantitative unobservable inputs significant to the valuation technique were created by the Portfolio's management.

***  Unobservable inputs were weighted by the relative fair value of the instruments.

****  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2022:

	Common Stocks	Preferred Stocks	Total
Assets:
Beginning balance at December 31, 2021	$6,381,016	$12,329,931	$18,710,947
Purchases	—	—	—
Sales	—	—	—
Total realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)*****	4,732,380	(3,908,614)	823,766
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance at December 31, 2022	$11,113,396	$8,421,317	$19,534,713
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2022*****	$4,732,380	$(3,908,614)	$823,766

*****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2022 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $943,522,919.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$196,492,715
Gross Unrealized Depreciation	(110,894,609)
Net Unrealized Appreciation	$85,598,106

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2022

Shares				Value	Percentage of Net Assets
COMMON STOCK: 93.2%
			Communication Services: 10.6%
561,435	(1)		Alphabet, Inc. - Class A	$49,535,410	4.1
320,543	(1)		Alphabet, Inc. - Class C	28,441,780	2.4
5,531	(1	),(2),(3)	Epic Games, Inc.	3,804,388	0.3
110,368	(1)		Match Group, Inc.	4,579,168	0.4
37,500	(1)		Meta Platforms, Inc.	4,512,750	0.4
51,008	(1)		NetFlix, Inc.	15,041,239	1.2
219,500	(1)		Pinterest, Inc.	5,329,460	0.4
84,491	(1)		Sea Ltd. ADR	4,396,067	0.4
83,822	(1)		Spotify Technology SA	6,617,747	0.5
120,915	(1)		Trade Desk, Inc./The	5,420,620	0.5
				127,678,629	10.6
			Consumer Discretionary: 16.6%
829,895	(1)		Amazon.com, Inc.	69,711,180	5.8
4,913	(1)		Booking Holdings, Inc.	9,901,070	0.8
7,175	(1)		Chipotle Mexican Grill, Inc.	9,955,241	0.8
372,249	(1)		Coupang, Inc.	5,475,783	0.4
67,038	(1)		Expedia Group, Inc.	5,872,529	0.5
76,490			Ferrari NV	16,385,688	1.4
56,218	(1)		Floor & Decor Holdings, Inc.	3,914,459	0.3
280,357	(1)		Las Vegas Sands Corp.	13,476,761	1.1
10,019	(1)		Lululemon Athletica, Inc.	3,209,887	0.3
18,197	(1)		Mobileye Global, Inc.	637,987	0.1
361,512	(1	),(4)	Peloton Interactive, Inc.	2,870,405	0.2
1,159,563	(1	),(4)	Rivian Automotive, Inc.	21,370,746	1.8
247,215			Ross Stores, Inc.	28,694,245	2.4
108,834	(1)		Wynn Resorts Ltd.	8,975,540	0.7
				200,451,521	16.6
			Consumer Staples: 0.6%
29,600			Estee Lauder Cos., Inc.	7,344,056	0.6
			Financials: 0.3%
1,669,750	(1	),(2),(3)	Ant International Co., Limited- Class C	3,389,592	0.3
12,749	(1	),(2),(3)	Maplebear, Inc., dba Instacart	618,072	0.0
666	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Non-Voting	32,288	0.0
				4,039,952	0.3
Shares				Value	Percentage of Net Assets
			Health Care: 13.7%
14,107	(1)		Align Technology, Inc.	$2,975,166	0.2
20,545	(1)		Argenx SE ADR	7,783,062	0.6
28,092			AstraZeneca PLC	3,801,411	0.3
235,224	(1)		Avantor, Inc.	4,960,874	0.4
33,661			Cigna Corp.	11,153,236	0.9
16,300			Danaher Corp.	4,326,346	0.4
69,911			Eli Lilly & Co.	25,576,240	2.1
35,203			HCA Healthcare, Inc.	8,447,312	0.7
27,273			Humana, Inc.	13,968,958	1.2
11,833	(1)		Illumina, Inc.	2,392,633	0.2
16,624	(1)		Insulet Corp.	4,893,939	0.4
71,719	(1)		Intuitive Surgical, Inc.	19,030,637	1.6
33,196			Stryker Corp.	8,116,090	0.7
92,033			UnitedHealth Group, Inc.	48,794,056	4.0
				166,219,960	13.7
			Industrials: 3.3%
98,564			Airbus SE	11,719,463	1.0
8,361			Cintas Corp.	3,775,995	0.3
41,149			FedEx Corp.	7,127,007	0.6
23,696			Old Dominion Freight Line	6,724,451	0.5
142,614			TransUnion	8,093,344	0.7
16,664			Verisk Analytics, Inc.	2,939,863	0.2
				40,380,123	3.3
			Information Technology: 48.1%
266,575	(1)		Advanced Micro Devices, Inc.	17,266,063	1.4
1,155	(1	),(5)	Adyen NV	1,603,423	0.1
862,524			Apple, Inc.	112,067,743	9.3
57,514			ASML Holding NV - NY Reg	31,425,650	2.6
59,180	(1)		Atlassian Corp.	7,615,282	0.6
61,721	(1)		Black Knight, Inc.	3,811,272	0.3
81,857	(1)		Ceridian HCM Holding, Inc.	5,251,126	0.4
200,135	(1)		Fiserv, Inc.	20,227,644	1.7
44,423			Global Payments, Inc.	4,412,092	0.4
17,420	(1)		HashiCorp, Inc.	476,263	0.0
77,126			Intuit, Inc.	30,018,982	2.5
18,300			Lam Research Corp.	7,691,490	0.6
7,871	(1	),(2),(3)	Magic Leap, Inc. - Class A	151,138	0.0
103,032			Mastercard, Inc. - Class A	35,827,317	3.0
650,758			Microsoft Corp.	156,064,784	12.9
10,275	(1	),(4)	Monday.com Ltd.	1,253,550	0.1
13,508	(1)		MongoDB, Inc.	2,658,915	0.2
207,563			Nvidia Corp.	30,333,257	2.5

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Information Technology (continued)
36,657			Roper Technologies, Inc.	$15,839,123	1.3
116,405	(1)		Salesforce, Inc.	15,434,139	1.3
201,281	(1)		SentinelOne, Inc.	2,936,690	0.2
55,989	(1)		ServiceNow, Inc.	21,738,849	1.8
51,440	(1	),(2),(3)	Stripe, Inc. - Class B	952,154	0.1
47,637	(1)		Teledyne Technologies, Inc.	19,050,513	1.6
186,352			Visa, Inc. - Class A	38,716,491	3.2
				582,823,950	48.1
			Total Common Stock (Cost $1,061,886,953)	1,128,938,191	93.2
PREFERRED STOCK: 2.2%
			Consumer Discretionary: 1.3%
117,977	(1	),(4)	Dr Ing hc F Porsche AG	11,905,434	1.0
38,487	(1	),(2),(3)	Rappi, Inc. - Series E	1,385,917	0.1
37,201	(1	),(2),(3)	Sila Nanotechnologies, Inc., Series F	1,159,555	0.1
18,931	(1	),(2),(3)	Waymo LLC., Series A-2	893,164	0.1
				15,344,070	1.3
			Financials: 0.1%
1,855	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Series A	89,931	0.0
26,036	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Series G	1,262,225	0.1
				1,352,156	0.1
			Health Care: 0.4%
10,116			Sartorius AG	3,994,551	0.4
			Industrials: 0.4%
159,700	(1	),(2),(3)	GM Cruise Holdings, LLC - Class F	3,246,701	0.3
132,943	(1	),(2),(3)	Nuro, Inc. - Series C	1,845,249	0.1
				5,091,950	0.4
			Total Preferred Stock (Cost $24,685,242)	25,782,727	2.2
			Total Long-Term Investments (Cost $1,086,572,195)	1,154,720,918	95.4
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.4%
		Repurchase Agreements: 3.1%
8,821,900	(6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $8,826,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $8,998,338, due 01/15/23-11/20/72)	$8,821,900	0.7
8,381,810	(6)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $8,385,861, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $8,553,635, due 04/15/23-11/15/52)	8,381,810	0.7
108,772	(6)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/30/22, 4.26%, due 01/03/23 (Repurchase Amount $108,823, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $110,947, due 01/10/23-06/29/23)	108,772	0.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
3,712,524	(6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $3,714,273, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $3,788,585, due 03/01/23-11/20/72)	$3,712,524	0.3
8,821,904	(6)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $8,826,100, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $8,998,343, due 01/03/23-09/09/49)	8,821,904	0.7
8,051,575	(6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $8,055,404, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,212,645, due 01/15/24-02/15/51)	8,051,575	0.7
		Total Repurchase Agreements (Cost $37,898,485)	37,898,485	3.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.3%
52,178,657	(7)	T. Rowe Price Government Reserve Fund, 4.310% (Cost $52,178,657)	$52,178,657	4.3
		Total Short-Term Investments (Cost $90,077,142)	90,077,142	7.4
		Total Investments in Securities (Cost $1,176,649,337)	$1,244,798,060	102.8
		Liabilities in Excess of Other Assets	(33,443,753)	(2.8)
		Net Assets	$1,211,354,307	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $18,830,374 or 1.6% of net assets. Please refer to the table below for additional details.

(4)  Security, or a portion of the security, is on loan.

(5)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)  Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$123,874,241	$—	$3,804,388	$127,678,629
Consumer Discretionary	200,451,521	—	—	200,451,521
Consumer Staples	7,344,056	—	—	7,344,056
Financials	—	—	4,039,952	4,039,952
Health Care	162,418,549	3,801,411	—	166,219,960
Industrials	28,660,660	11,719,463	—	40,380,123
Information Technology	580,117,235	1,603,423	1,103,292	582,823,950
Total Common Stock	1,102,866,262	17,124,297	8,947,632	1,128,938,191
Preferred Stock	—	15,899,985	9,882,742	25,782,727
Short-Term Investments	52,178,657	37,898,485	—	90,077,142
Total Investments, at fair value	$1,155,044,919	$70,922,767	$18,830,374	$1,244,798,060

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2022, VY® T. Rowe Price Growth Equity Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Ant International Co., Limited - Class C	6/7/2018	$6,364,043	$3,389,592
Epic Games, Inc.	6/18/2020	3,180,325	3,804,388
GM Cruise Holdings, LLC - Class F	5/7/2019	2,914,525	3,246,701
Magic Leap, Inc. - Class A	1/20/2016	3,824,971	151,138
Maplebear, Inc., dba Instacart	8/7/2020	590,711	618,072
Maplebear, Inc., dba Instacart - Non-Voting	8/7/2020	30,858	32,288
Maplebear, Inc., dba Instacart - Series A	11/18/2020	113,177	89,931
Maplebear, Inc., dba Instacart - Series G	7/2/2020	1,252,121	1,262,225
Nuro, Inc. - Series C	10/30/2020	1,735,518	1,845,249
Rappi, Inc. - Series E	9/8/2020	2,299,446	1,385,917
Sila Nanotechnologies, Inc., Series F	1/7/2021	1,535,389	1,159,555
Stripe, Inc. - Class B	12/17/2019	807,094	952,154
Waymo LLC., Series A-2	5/8/2020	1,625,552	893,164
		$26,273,730	$18,830,374

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2022:

Investments, at fair value	Fair Value at December 31, 2022	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Weighted Average of Inputs***		Impact to Valuation from an Increase in Input****
Common Stocks	$8,947,632	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—	**
		Market Approach	Enterprise Value to Sales Multiple	3.4	x - 4.4x	3.4	x - 4.4x	Increase
		Market Approach	Enterprise Value to Gross Merchandise Value	0.29	x - 0.41x	0.29	x - 0.41x	Increase
		Market Approach	Enterprise Value to Gross Profit Multiple	11.8	x - 15.3x	11.8	x - 15.3x	Increase
		Market Approach	Price to Earnings Multiple	7.4	x - 17.5x	7.4	x - 17.5x	Increase
		Market Approach	Dividend Yield	4.98%		4.98%		Increase

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2022 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2022	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Weighted Average of Inputs***		Impact to Valuation from an Increase in Input****
Preferred Stocks	$9,882,742	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—	**
		Market Approach	Enterprise Value to Sales Multiple	2.3	x - 6.2x	2.3	x - 6.2x	Increase
		Market Approach	Enterprise Value to Gross Merchandise Value	0.29	x - 0.5x	0.29	x - 0.5x	Increase
		Market Approach	Projected Enterprise Value to Sales	1.5	x - 15.3x	1.5	x - 15.3x	Increase
		Market Approach	Projected Enterprise Value to EBITDA Multiple	4.3	x	4.3	x	Increase
		Discounted Cash Flow	Discount Rate	25%		25%		Decrease
Total Investments, at fair value	$18,830,374

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  No quantitative unobservable inputs significant to the valuation technique were created by the Portfolio's management.

***  Unobservable inputs were weighted by the relative fair value of the instruments.

****  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2022:

	Common Stocks	Preferred Stocks	Total
Assets:
Beginning balance at December 31, 2021	$16,502,888	$16,042,676	$32,545,564
Purchases	—	—	—
Sales	—	—	—
Total realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)*****	(7,555,256)	(6,159,934)	(13,715,190)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance at December 31, 2022	$8,947,632	$9,882,742	$18,830,374
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2022*****	$(7,555,256)	$(6,159,934)	$(13,715,190)

*****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2022 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,182,911,574.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$214,423,792
Gross Unrealized Depreciation	(152,537,050)
Net Unrealized Appreciation	$61,886,742

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Bond Portfolio
Class ADV	ROC	$0.2017
Class I	ROC	$0.2499
Class S	ROC	$0.2274
Voya International High Dividend Low Volatility Portfolio
Class ADV	NII	$0.3888
Class I	NII	$0.4410
Class S	NII	$0.4111
Class S2	NII	$0.4085
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1352
Class I	NII	$0.2058
Class S	NII	$0.1698
Class S2	NII	$0.1441
All Classes	STCG	$0.8712
All Classes	LTCG	$1.5877
VY® Baron Growth Portfolio
All Classes	LTCG	$2.8152
VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$0.0102
Class I	NII	$0.1128
Class S	NII	$0.0589
All Classes	STCG	$1.4048
All Classes	LTCG	$1.7765
VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$—
Class I	NII	$0.0499
Class R6	NII	$0.0584
Class S	NII	$0.0038
Class S2	NII	$—
All Classes	STCG	$0.8049
All Classes	LTCG	$1.9164
Portfolio Name	Type	Per Share Amount
VY® Invesco Comstock Portfolio
Class ADV	NII	$0.2779
Class I	NII	$0.3848
Class S	NII	$0.3325
All Classes	LTCG	$0.0517
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.5368
Class I	NII	$0.7505
Class S	NII	$0.6377
Class S2	NII	$0.5774
All Classes	STCG	$0.9714
All Classes	LTCG	$6.0316
VY® Invesco Global Portfolio
All Classes	LTCG	$2.9341
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.1088
Class I	NII	$0.1865
Class S	NII	$0.1459
Class S2	NII	$0.0795
All Classes	STCG	$0.1942
All Classes	LTCG	$2.7709
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
All Classes	STCG	$0.2412
All Classes	LTCG	$2.5844
VY® T. Rowe Price Growth Equity Portfolio
All Classes	STCG	$1.3165
All Classes	LTCG	$13.1241

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
ROC — Return of capital

Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® American Century Small-Mid Cap Value Portfolio	22.42%
VY® Columbia Contrarian Core Portfolio	16.20%
VY® Columbia Small Cap Value II Portfolio	24.81%
VY® Invesco Comstock Portfolio	95.09%
VY® Invesco Equity and Income Portfolio	53.06%
VY® JPMorgan Mid Cap Value Portfolio	96.93%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	20.48%
VY® T. Rowe Price Growth Equity Portfolio	24.87%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® American Century Small-Mid Cap Value Portfolio	$41,284,814
VY® Baron Growth Portfolio	$54,434,934
VY® Columbia Contrarian Core Portfolio	$15,666,691
VY® Columbia Small Cap Value II Portfolio	$17,078,355
VY® Invesco Comstock Portfolio	$665,579
VY® Invesco Equity and Income Portfolio	$141,559,172
VY® Invesco Global Portfolio	$182,852,274
VY® JPMorgan Mid Cap Value Portfolio	$54,253,817
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$244,839,704
VY® T. Rowe Price Growth Equity Portfolio	$238,640,525

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya International High Dividend Low Volatility Portfolio	$1,258,193	$0.0337	93.22%

*  None of the Portfolio's income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2020 - Present November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	132	RSR Partners, Inc, (2016 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	November 1997 - Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	132	The Royce Funds (22 funds) (December 2009 - Present). AMICA Mutual Insurance Company (1992 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Director	August 2015 - Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2006 - Present	Consultant (May 2001 - Present).	132	Centerra Gold Inc. (May 2008 - Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	October 2015 - Present	Retired.	132	None.

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an "interested person" as defined in the 1940 Act, of each Portfolio ("Independent Director") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023 - Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 - Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 - Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 - January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 - March 2019).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 - Present

Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 - Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 - Present). Formerly, Vice President, Voya Investments, LLC (September 2018 - March 2020); Consultant, DA Capital LLC (January 2016 - March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 - Present

Senior Vice President, Voya Investment Management (December 2022 - Present). Formerly, Brighthouse Financial, Inc. - Head of Funds Compliance; Chief Compliance Officer - Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 - December 2022).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 - Present); Director, Voya Investments, LLC (September 2022 - Present); Senior Vice President, Voya Investments, LLC (April 2005 - Present). Formerly, President, Voya Funds Services, LLC (March 2018 - September 2022).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 - Present

Senior Vice President, Voya Investments, LLC (February 2022 - Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 - Present). Formerly, Vice President, Voya Investments, LLC (October 2015 - February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 - August 2021).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 - Present

Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 - Present); Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 - February 2022); Vice President, Voya Investment Management (March 2014 - February 2018).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 - Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 - Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - April 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022 - Present September 2020 - Present

Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (September 2020 - Present). Formerly, Vice President and Counsel, Voya Investment Management - Mutual Fund Legal Department (January 2013 - September 2020).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present); Vice President, Voya Funds Services, LLC (July 2012 - Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC (August 1997 - Present); Vice President, Voya Funds Services, LLC (November 1995 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present); Vice President, Voya Funds Services, LLC (July 2007 - Present)
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 - Present

Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 - Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 - May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 - March 2021).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 - Present	Counsel, Voya Investment Management - Mutual Fund Legal Department (November 2021 - Present). Formerly, Associate, Dechert LLP (October 2018 - November 2021).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 - Present	Assistant Vice President and Counsel, Voya Investment Management - Mutual Fund Legal Department (May 2019 - Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 - April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 - Present

Compliance Consultant, Voya Financial, Inc. (January 2019 - Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 - Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 - December 2018).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 17, 2022, the Board of Directors ("Board") of Voya Partners, Inc. (the "Company"), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not "interested persons" of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio, each a series of the Company (the "Portfolios"), as such term is defined under the Investment Company Act of 1940, as amended (the "Independent Directors"), considered and approved the renewal of the investment management contracts (the "Management Contracts") between Voya Investments, LLC (the "Manager") and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the "Sub-Advisory Contracts," and together with the Management Contracts, the "Contracts") with Voya Investment Management Co. LLC; American Century Investment Management, Inc.; BAMCO, Inc.; Columbia Management Investment Advisers, LLC; Invesco Advisers, Inc.; J.P. Morgan Investment Management Inc.; and T. Rowe Price Associates, Inc., the respective sub-advisers to each Portfolio (the "Sub-Advisers"), for an additional one-year period ending November 30, 2023.

In addition to the Board meeting on November 17, 2022, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Advisers (collectively, such persons are referred to herein as "management") on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund's investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the "IRCs"), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager's role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds ("Methodology Guide"), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio ("Selected Peer Group") based on that Portfolio's particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data ("Morningstar")), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or a Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

was requested in conducting its evaluation of the Manager and a Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios' operations and risk management and the oversight of their various other service providers.

The Board considered the "manager-of-managers" structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board's approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers' investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund's performance. In connection with the Manager's performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser's management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company's Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio's Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio's prospectus. In addition, the Board considered Voya Global Bond Portfolio's investment performance compared to an additional performance peer group that is approved by the Board due to the investment structure or strategy of each Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio's performance and risk, including risk-adjusted investment return information, from the Company's Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm's-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Advisers.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio's Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm's-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager's and the Voya-affiliated Sub-Adviser's profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers' potential fall-out benefits were not unreasonable.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio's Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio's more recent performance, asset levels and asset flows. Each Portfolio's management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Contracts for Voya Global Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for the five-year and ten-year periods and underperformed for the year-to-date, one-year and three-year periods. In analyzing this performance data, the Board also took into account that the Portfolio outperformed its performance peer group average for the three-year, five-year and ten-year periods and underperformed for the year-to-date and one-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the

Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

Voya International High Dividend Low Volatility Portfolio

In considering whether to approve the renewal of the Contracts for Voya International High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the impact of the Sub-Adviser's investment style on the Portfolio's performance during certain periods; and (2) the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date and three-year periods, and the third quintile for the one-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio; and (2) that, as a result of the Board's request during the 2022 annual contract renewal cycle, new fee rates and lower expense limits were implemented for the Portfolio, effective January 1, 2023.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® Baron Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, five-year, and ten-year periods, the second quintile for the three-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the

Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive when compared to similar products for which the Sub-Adviser performs portfolio management services.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and three-year periods, the second quintile for the five-year and ten-year periods, and the third quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the competitiveness of the Portfolio's management fee rate and net expense ratio.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Comstock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year and three-year periods, and the second quintile for the five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, three-year and ten-year periods, and the second quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Global Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Global Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the one-year, three-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the competitiveness of the Portfolio's performance during certain periods; (2) the impact of the security selection and sector allocation on the Portfolio's performance; and (3) its confidence in the Sub-Adviser's ability to deliver long-term performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date, one-year and five-year periods, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the impact of security selection and sector allocation on the Portfolio's performance; (2) its confidence in the Sub-Adviser's ability to deliver long-term performance; and (3) the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its

Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, and the third quintile for the year-to-date, three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the three-year and five-year periods, and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding the competitiveness of the Portfolio's performance during certain periods.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management's representations regarding its belief that the Portfolio's pricing is competitive; and (2) that, at the Board's request during the 2022 annual contract renewal cycle, management changed the management fee waiver for the Portfolio, effective January 1, 2023.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management's related representations, the Board concluded that it was satisfied with management's responses relating to each Portfolio's investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

VPAR-VPI

(1222-022323)

Annual Report
December 31, 2022
Classes ADV, I, R6, S, S2 and T
Voya Partners, Inc.
■ Voya Solution Aggressive Portfolio	■ Voya Solution 2035 Portfolio
■ Voya Solution Balanced Portfolio	■ Voya Solution 2040 Portfolio
■ Voya Solution Conservative Portfolio	■ Voya Solution 2045 Portfolio
■ Voya Solution Income Portfolio	■ Voya Solution 2050 Portfolio
■ Voya Solution Moderately Aggressive Portfolio	■ Voya Solution 2055 Portfolio
■ Voya Solution Moderately Conservative Portfolio	■ Voya Solution 2060 Portfolio
■ Voya Solution 2025 Portfolio	■ Voya Solution 2065 Portfolio
■ Voya Solution 2030 Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive® Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk® Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index
Each index seeks to represent the market consensus for asset allocations which target an approximate 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.

1

Voya Solution Portfolios	Portfolio Managers’ Report

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, and Voya Solution 2065 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year or have the risk profile applicable to that Portfolio resulting in target investment allocations (“Target Asset Allocations”). These Target Asset Allocations as of December 31, 2022 are set out in the table below. The Portfolios are managed by Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).
Performance: Each Portfolio’s performance against its respective benchmarks is set out in the table below.
Portfolio Specifics: Over the reporting period, the Portfolios produced both negative absolute and relative returns. Tactical asset allocation and underlying fund selection both detracted. The Portfolios began the year mostly neutral in their equity versus bond positioning, with modest equity overweights to the 2050, 2045, 2035 and 2030 vintages. Sub-asset class allocations were overweight to US large cap throughout the suite and overweight to US small cap in the 2045 and 2040 vintages. These positions were funded by underweight positions in US mid cap, developed international equities and core US fixed income in varying degrees depending on vintage.
In February, the Portfolios reduced their US large cap overweights and added to emerging market (“EM”) and developed international equities. The non-US equity markets offer less tech exposure and less long duration equity exposure which has shown to be more sensitive to rising US real yields. In addition, the suite took advantage of the relatively stable credit markets and sold down the majority of its high yield exposure in favor of intermediate core fixed income.
In March, the Portfolios reduced their international equity exposure in favor of short-term Eurodollar futures, believing that international equities remained vulnerable to the economic fallout from the first major war in Europe post-Word War II. Recession risk in the Eurozone rose quickly as war waged, gasoline prices continued to rise, and an inflation problem forced the European Central Bank’s hand to tighten financial conditions. In addition, slowing Chinese growth was a challenge for EM. In our view, any stimulus to occur would likely have not been enough to revive a slowing economy and meet Beijing’s growth target. We believed strong forward guidance by the US Federal Reserve to increase policy rates and a faster balance sheet roll-off than other central banks were dollar positives. In mid-March, the strategy moved to a tactical underweight in TIPS in favor of short-duration bonds, to reduce portfolio exposure to rising real interest rates. Since the onset of the Covid pandemic, the Fed purchased a disproportionate amount of Treasury inflation-protected securities (“TIPS”) issuance which contributed to deeply negative yields. As the Fed began to run down its balance sheet, we anticipated upwards pressure on TIPS yields.
As part of the annual strategic review in early April, the Portfolios enacted their glide downs, leading to lower equity weights in the 2050-2025 vintages. Still, the Portfolios held modest overweights to US large cap equities. This was a drag over the 2nd quarter as both international developed and EM equities performed better after lagging in the first three months of the year. However, overweights to US assets helped within the fixed income segments of the Portfolios, as US aggregate bonds performed better than global bonds and significantly outperformed EM debt, which struggled due to those countries’ generally weaker growth outlook and a substantial strengthening in the US dollar.
In May, a new position in Japanese equities was initiated, funded by selling US large cap stocks. The rationale underpinning the trade was the belief that Japan was acting more defensive than the rest of the world given the Bank of Japan’s (“BOJ”) use of yield curve control, which, along with relatively cheap valuations, in our view made their equity markets more attractive in a highly uncertain macro environment. In addition, during times of market stress, the Japanese yen serves as a safe haven for investors. Furthermore, the yen had fallen dramatically since the beginning of 2021 and had not been as cheap relative to the US dollar since 2002 from both purchasing power parity and real effective exchange rate perspective. We believed this would help the nation’s export-oriented businesses and could support earnings.
Throughout the third quarter, the Portfolios increased US large cap and small cap equities. The large cap increase was funded by a further reduction to international developed equites, as the United States continued to be the favorite region given its relatively insulated economic and geopolitical position, strong currency, and generally healthier companies. Within the US, small caps retraced all of their stimulus driven gains and began trading at a discount relative to large caps. Given
2

Portfolio Managers’ Report	Voya Solution Portfolios

the severely oversold conditions, there was potential for an unwind and small caps would disproportionally benefit from the bounce. Within fixed income, the portfolio management team lengthened duration across the Portfolios by increasing exposure to long-term US government bonds and reducing short-term bonds and cash. In our view, declining energy and core goods prices, reduced shelter costs, softening labor market, and decreased domestic demand would pull inflation down to the 4-5% range by the middle of next year. The necessary drop in nominal gross domestic product or expectation thereof would weigh heavily on long dated yields. As a result, we extended duration in fixed income portfolios and maintained our preference for high-quality credit.
In September, the Portfolios closed the long Japan position, reallocating proceeds to US large cap. The BOJ held firm in its policy of “unlimited” purchases of 10-year Japanese Government Bonds (JGBs) to keep the yield at or below 0.25%. As Treasury yields climb and the yen weakens, the BOJ seems to have only two options: eliminate or raise the yield cap or intervene in currency markets to support the weakening yen. The BOJ has chosen the latter for now, but we are skeptical of their ability to defend the yen while maintaining yield curve control.
In early October, the Portfolios added to US TIPS in near-dated Portfolios. With the backup in real yields to the highest levels since 2009, a substantial underweighting to TIPS no longer appeared to be a good risk and reward with inflation breakeven declining to just above 2%. Later in the month, PMs initiated a tactical overweight to US large cap equities by selling short-term bonds. This was a short-term term trade that sought to capitalize on market momentum following promising evidence inflation was continuing to decline. This position was closed at a gain and reversed to an underweight in early November, as recession risks accumulated and fears deteriorating earnings would drive a sell-off into year end.
There was also a short-term tactical trade at the end of October to underweight EM equity and add to US large caps due to increased tensions between Beijing and Washington related to Taiwan. However, in December, relations between the two superpowers seemed to improve such that an escalation of hostilities was much less likely. As a result, the brief EM equity underweight was closed by selling international developed equities. International developed equities were used as the source of funds because Europe looked increasingly unappealing after the strong rally in the first two months of the quarter and their still challenged fundamental outlook with the ECB struggling to contain inflation in the face of a gas embargo with Russia that is likely to continue for a multi-year period and local governments having spent their fiscal firepower on helping households meet their increased energy costs. Europe looks to have used a short-term patch to try and fix a long-term problem, which will likely pressure European equities in 2023. Additionally, the emerging and developing international stocks relationship looked to be making an important bottom that favored EM, as China reopens and refocuses on growth.
Within fixed income, the Portfolios continue to hold a long duration posture as a hedge against equity beta in the event of a risk-off flight to safety and PM’s expectations a weak growth environment will weigh down the back end of the yield curve.
During the year, tactical asset allocation moves relative to our strategic benchmarks have had a negative impact across the Portfolios. Overall, underlying fund selection detracted from results. Underlying Funds with top benchmark-relative performance include Voya Multi-Manager Mid Cap Value Fund, VY® Invesco Comstock Portfolio and Voya U.S. High Dividend Low Volatility Fund. Bottom benchmark-relative performers include VY® T. Rowe Price Growth Equity Portfolio, Voya Multi-Manager International Equity Fund, and VY® T. Rowe Price Divers Mid Cap Growth Portfolio.
Current Strategy and Outlook: Inflation dominated the headlines in 2022, and its progression and policy makers’ responses will continue to be the principal global macro drivers in the year ahead. Although it remains unacceptably high, data suggests it has peaked with meaningfully lower core goods and energy prices. Income sensitive components of the price index baskets, such as shelter and services, are proving sticker given the still strong labor market and high personal income. However, we are beginning to see the effects of declining demand with wage gains cooling, which we expect will continue and contribute to a steady fall in inflation to the low single digits by the end of the year. However, we do not expect a shift in policy from the Fed or ECB. With more tightening in store and explicit declarations that there will be no rate cuts in 2023, a contraction in developed market growth seems likely and should cause top line revenues to fall. Additionally, the prolonged period of rising costs is likely to erode profit margins ahead, including those of US large cap companies, which have thus far been relatively successful in maintaining pricing power. In general, US stocks are not cheap, but they are well of peaks and seem reasonable. On the other side of this year, however, we believe we will see moderate inflation, more normal interest rates and slow but positive growth, which should be good for equities. Until investors begin to price in that outcome, volatility will likely be high.
3

Voya Solution Portfolios	Portfolio Managers’ Report

We think the bond bear market is over. Following one of the worst years on record, we believe bonds now look attractive. Positive real yields across the interest rate curve offer attractive carry for the first time in years. We expect the hand-off from inflation risk to growth risk should pressure yields lower to the benefit of duration sensitive assets. Additionally, the volatility in rates and the correlation between stocks and bonds should normalize, as fixed income reassumes its place of ballast within multi-asset Portfolios.
The US continues to be our favorite region. It is further along in the inflation fight and still more geopolitically insulated as compared to the Eurozone, which still faces an increased probability and expected magnitude of a decline in output. China’s move away from zero Covid and the seeming relaxation of tensions with the United States from their boiling point are pluses for EM. While the US dollar is less likely to be a hurdle to international assets, it should retain its defensive properties in risk-off scenarios, providing motivation for keeping close to home for now.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2022.

*
Effective on May 31, 2022, Halvard Kvaale is no longer a portfolio manager for the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
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Portfolio Managers’ Report	Voya Solution Portfolios

Annual Target Asset Allocation as of December 31, 2022(1) (as a percentage of net assets)
Sub Asset Class	2065	2060	2055	2050	2045	2040	2035	2030	2025	Income
US Large Blend	38.3%	38.8%	39.0%	38.0%	36.5%	33.5%	30.0%	25.0%	20.0%	11.0%
US Large Growth	7.3%	7.3%	7.3%	7.3%	7.3%	7.3%	6.0%	5.0%	5.0%	4.5%
US Large Value	7.3%	7.3%	7.3%	7.3%	7.3%	7.3%	6.0%	5.0%	5.0%	4.5%
US Mid Cap Blend	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	4.0%	4.0%	3.0%	2.0%
US Small Cap	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	5.0%	5.0%	4.0%	2.0%
International	23.0%	22.0%	22.0%	22.0%	22.0%	20.0%	17.0%	14.0%	11.0%	5.0%
Emerging Markets	6.0%	6.0%	6.0%	6.0%	6.0%	5.0%	5.0%	4.0%	4.0%	2.0%
Core Fixed Income	4.7%	4.7%	4.0%	4.5%	5.5%	12.0%	22.0%	33.0%	35.5%	42.5%
High Yield	—	—	—	—	—	—	—	—	—	2.0%
International Bonds	—	—	—	—	—	—	—	—	3.0%	3.0%
TIPS	—	—	—	—	—	—	—	1.0%	4.0%	6.0%
Short Duration	—	—	—	1.0%	1.5%	1.0%	1.0%	1.0%	2.5%	12.5%
Long Govt Bonds	2.5%	3.0%	3.5%	3.0%	4.0%	4.0%	4.0%	3.0%	3.0%	3.0%
Total Equity	92.8%	92.3%	92.5%	91.5%	89.0%	83.0%	73.0%	62.0%	52.0%	31.0%
Total Fixed Income	7.2%	7.7%	7.5%	8.5%	11.0%	17.0%	27.0%	38.0%	48.0%	69.0%

(1)
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
5

Voya Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Year Ended December 31, 2022
1 Year
Voya Solution Aggressive Portfolio, Class S	-19.89%
S&P Target Risk Aggressive® Index	-16.13%
Voya Solution Balanced Portfolio, Class S	-17.90%
S&P Target Risk® Growth Index	-15.27%
Voya Solution Conservative Portfolio, Class S	-13.60%
S&P Target Risk® Conservative Index	-13.99%
Voya Solution Income Portfolio, Class S	-15.01%
S&P Target Date Retirement Income Index	-11.17%
Russell 3000® Index	-19.21%
MSCI EAFE®	-14.45%
Bloomberg U.S. Aggregate Bond	-13.01%
Voya Solution Moderately Aggressive Portfolio, Class S	-18.87%
S&P Target Risk Aggressive® Index	-16.13%
Voya Solution Moderately Conservative Portfolio, Class S	-15.87%
S&P Target Risk® Moderate Index	-14.41%
Voya Solution 2025 Portfolio, Class S	-17.46%
S&P Target Date 2025 Index	-13.13%
Russell 3000® Index	-19.21%
MSCI EAFE®	-14.45%
Bloomberg U.S. Aggregate Bond	-13.01%
Voya Solution 2030 Portfolio, Class S	-17.87%
S&P Target Date 2030 Index	-13.96%
Voya Solution 2035 Portfolio, Class S	-18.62%
S&P Target Date 2035 Index	-14.99%
Russell 3000® Index	-19.21%
MSCI EAFE®	-14.45%
Bloomberg U.S. Aggregate Bond	-13.01%
Voya Solution 2040 Portfolio, Class S	-19.29%
S&P Target Date 2040 Index	-15.56%
Voya Solution 2045 Portfolio, Class S	-19.50%
S&P Target Date 2045 Index	-15.84%
Russell 3000® Index	-19.21%
MSCI EAFE®	-14.45%
Bloomberg U.S. Aggregate Bond	-13.01%
Voya Solution 2050 Portfolio, Class S	-19.64%
S&P Target Date 2050 Index	-15.97%
Voya Solution 2055 Portfolio, Class S	-19.80%
S&P Target Date 2055 Index	-15.97%
Voya Solution 2060 Portfolio, Class S	-19.78%
S&P Target Date 2060 Index	-16.01%
Voya Solution 2065 Portfolio, Class S	- 19.81%
S&P Target Date 2065+ Index	- 15.95%

6

Portfolio Managers’ Report	Voya Solution Aggressive Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013
Class ADV	-20.13%	4.09%	6.94%
Class I	-19.67%	4.61%	7.53%
Class R6(1)	-19.67%	4.61%	7.53%
Class S	-19.89%	4.36%	7.26%
Class S2	-20.00%	4.21%	7.05%
S&P Target Risk Aggressive® Index	-16.13%	4.45%	6.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Solution Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.03%	3.08%	5.56%
Class I	-17.61%	3.62%	6.10%
Class R6(1)	-17.61%	3.62%	6.10%
Class S	-17.90%	3.33%	5.81%
Class S2	-17.99%	3.17%	5.66%
S&P Target Risk® Growth Index TR	-15.27%	3.48%	6.02%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Solution Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-13.78%	1.50%	2.89%
Class I	-13.36%	2.01%	3.40%
Class R6(1)	-13.34%	2.01%	3.41%
Class S	-13.60%	1.75%	3.15%
Class S2	-13.75%	1.60%	3.00%
S&P Target Risk® Conservative Index	-13.99%	1.89%	3.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Solution Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-15.32%	1.82%	3.41%
Class I	-14.82%	2.36%	3.94%
Class S	-15.01%	2.09%	3.68%
Class S2	-15.17%	1.95%	3.52%
Class T	-15.52%	1.63%	3.21%
S&P Target Date Retirement Income Index	-11.17%	2.33%	3.59%
Russell 3000® Index	-19.21%	8.79%	12.13%
MSCI EAFE®	-14.45%	1.54%	4.67%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Solution Moderately Aggressive Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-19.01%	3.56%	6.48%
Class I	-18.60%	4.09%	7.02%
Class R6(1)	-18.61%	4.09%	7.02%
Class S	-18.87%	3.81%	6.75%
Class S2	-18.98%	3.66%	6.59%
S&P Target Risk Aggressive® Index	-16.13%	4.45%	7.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Solution Moderately Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-15.97%	2.19%	4.00%
Class I	-15.63%	2.66%	4.50%
Class R6(1)	-15.63%	2.68%	4.50%
Class S	-15.87%	2.42%	4.26%
Class S2	-16.00%	2.25%	4.09%
S&P Target Risk® Moderate Index	-14.41%	2.43%	4.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-17.69%	2.66%	5.36%
Class I	-17.24%	3.18%	5.89%
Class S	-17.46%	2.92%	5.63%
Class S2	-17.59%	2.77%	5.47%
Class T	-17.81%	2.45%	5.15%
S&P Target Date 2025 Index	-13.13%	3.75%	6.23%
Russell 3000® Index	-19.21%	8.79%	12.13%
MSCI EAFE®	-14.45%	1.54%	4.67%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

13

Voya Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.09%	3.10%	6.23%
Class I	-17.69%	3.61%	6.78%
Class S	-17.87%	3.36%	6.49%
Class S2	-18.01%	3.21%	6.32%
Class T	-17.89%	2.98%	6.09%
S&P Target Date 2030 Index	-13.96%	4.17%	6.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.84%	3.22%	6.40%
Class I	-18.39%	3.75%	6.93%
Class S	-18.62%	3.50%	6.67%
Class S2	-18.73%	3.34%	6.51%
S&P Target Date 2035 Index	-14.99%	4.63%	7.42%
Russell 3000® Index	-19.21%	8.79%	12.13%
MSCI EAFE®	-14.45%	1.54%	4.67%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

15

Voya Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-19.48%	3.76%	7.17%
Class I	-19.12%	4.27%	7.72%
Class S	-19.29%	4.02%	7.43%
Class S2	-19.42%	3.86%	7.26%
Class T	-19.70%	3.53%	6.95%
S&P Target Date 2040 Index	-15.56%	4.97%	7.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-19.72%	3.80%	7.13%
Class I	-19.28%	4.33%	7.68%
Class S	-19.50%	4.07%	7.41%
Class S2	-19.70%	3.90%	7.24%
Class T	-19.91%	3.58%	6.92%
S&P Target Date 2045 Index	-15.84%	5.16%	8.11%
Russell 3000® Index	-19.21%	8.79%	12.13%
MSCI EAFE®	-14.45%	1.54%	4.67%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

17

Voya Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-19.81%	3.73%	7.30%
Class I	-19.46%	4.23%	7.86%
Class S	-19.64%	3.98%	7.56%
Class S2	-19.76%	3.81%	7.39%
Class T	-19.96%	3.51%	7.11%
S&P Target Date 2050 Index	-15.97%	5.26%	8.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if appllicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-19.93%	3.75%	7.18%
Class I	-19.53%	4.26%	7.71%
Class S	-19.80%	3.99%	7.43%
Class S2	-19.84%	3.84%	7.28%
S&P Target Date 2055 Index	-15.97%	5.31%	8.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

19

Voya Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T February 9, 2015
Class ADV	-19.99%	3.66%	5.53%
Class I	-19.65%	4.16%	6.02%
Class S	-19.78%	3.92%	5.72%
Class S2	-19.93%	3.76%	5.60%
Class T	-20.16%	3.41%	5.25%
S&P Target Date 2060 Index	-16.01%	5.35%	6.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

20

Portfolio Managers’ Report	Voya Solution 2065 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	Since Inception of Classes ADV, I, S, S2 and T July 29, 2020
Class ADV	-19.98%	4.00%
Class I	-19.60%	4.52%
Class S	-19.81%	4.26%
Class S2	-19.89%	4.13%
Class T	-20.11%	3.79%
S&P Target Date 2065+ Index	-15.95%	6.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2065 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

21

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,014.60	0.86%	$4.37	$1,000.00	$1,020.87	0.86%	$4.38
Class I	1,000.00	1,017.30	0.36	1.83	1,000.00	1,023.39	0.36	1.84
Class R6	1,000.00	1,017.30	0.32	1.63	1,000.00	1,023.59	0.32	1.63
Class S	1,000.00	1,016.70	0.61	3.10	1,000.00	1,022.13	0.61	3.11
Class S2	1,000.00	1,016.20	0.76	3.86	1,000.00	1,021.37	0.76	3.87
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$996.80	0.84%	$4.23	$1,000.00	$1,020.97	0.84%	$4.28
Class I	1,000.00	999.00	0.34	1.71	1,000.00	1,023.49	0.34	1.73
Class R6	1,000.00	999.10	0.29	1.46	1,000.00	1,023.74	0.29	1.48
Class S	1,000.00	996.70	0.59	2.97	1,000.00	1,022.23	0.59	3.01
Class S2	1,000.00	997.30	0.74	3.73	1,000.00	1,021.48	0.74	3.77
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$983.00	0.74%	$3.70	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	985.60	0.24	1.20	1,000.00	1,024.00	0.24	1.22
Class R6	1,000.00	985.80	0.24	1.20	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	983.50	0.49	2.45	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	982.80	0.64	3.20	1,000.00	1,021.98	0.64	3.26
22

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**
Voya Solution Income Portfolio
Class ADV	$1,000.00	$981.50	0.75%	$3.75	$1,000.00	$1,021.42	0.75%	$3.82
Class I	1,000.00	984.00	0.25	1.25	1,000.00	1,023.95	0.25	1.28
Class S	1,000.00	983.30	0.50	2.50	1,000.00	1,022.68	0.50	2.55
Class S2	1,000.00	982.10	0.65	3.25	1,000.00	1,021.93	0.65	3.31
Class T	1,000.00	979.70	0.95	4.74	1,000.00	1,020.42	0.95	4.84
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,007.90	0.77%	$3.90	$1,000.00	$1,021.32	0.77%	$3.92
Class I	1,000.00	1,011.20	0.27	1.37	1,000.00	1,023.84	0.27	1.38
Class R6	1,000.00	1,011.30	0.27	1.37	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,008.60	0.52	2.63	1,000.00	1,022.58	0.52	2.65
Class S2	1,000.00	1,008.10	0.67	3.39	1,000.00	1,021.83	0.67	3.41
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$989.00	0.78%	$3.91	$1,000.00	$1,021.27	0.78%	$3.97
Class I	1,000.00	990.10	0.28	1.40	1,000.00	1,023.79	0.28	1.43
Class R6	1,000.00	991.10	0.28	1.41	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	989.70	0.53	2.66	1,000.00	1,022.53	0.53	2.70
Class S2	1,000.00	988.30	0.68	3.41	1,000.00	1,021.78	0.68	3.47
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$991.20	0.74%	$3.71	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	993.40	0.24	1.21	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	993.00	0.49	2.46	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	991.50	0.64	3.21	1,000.00	1,021.98	0.64	3.26
Class T	1,000.00	990.00	0.94	4.71	1,000.00	1,020.47	0.94	4.79
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$996.50	0.70%	$3.52	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	999.10	0.20	1.01	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	998.10	0.45	2.27	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	997.20	0.60	3.02	1,000.00	1,022.18	0.60	3.06
Class T	1,000.00	999.90	0.90	4.54	1,000.00	1,020.67	0.90	4.58
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$1,002.60	0.68%	$3.43	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,005.50	0.18	0.91	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,003.50	0.43	2.17	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,003.10	0.58	2.93	1,000.00	1,022.28	0.58	2.96
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$1,008.40	0.67%	$3.39	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,010.60	0.17	0.86	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,009.60	0.42	2.13	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,008.60	0.57	2.89	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	1,006.80	0.87	4.40	1,000.00	1,020.82	0.87	4.43
23

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$1,012.80	0.67%	$3.40	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,016.10	0.17	0.86	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,014.40	0.42	2.13	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,013.00	0.57	2.89	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	1,011.60	0.87	4.41	1,000.00	1,020.82	0.87	4.43
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$1,015.40	0.68%	$3.45	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,016.90	0.18	0.92	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,016.20	0.43	2.19	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,014.90	0.58	2.95	1,000.00	1,022.28	0.58	2.96
Class T	1,000.00	1,014.30	0.88	4.47	1,000.00	1,020.77	0.88	4.48
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$1,016.10	0.69%	$3.51	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,018.60	0.19	0.97	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	1,016.10	0.44	2.24	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	1,015.80	0.59	3.00	1,000.00	1,022.23	0.59	3.01
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$1,015.20	0.70%	$3.56	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,017.00	0.20	1.02	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,016.60	0.45	2.29	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,015.20	0.60	3.05	1,000.00	1,022.18	0.60	3.06
Class T	1,000.00	1,014.00	0.90	4.57	1,000.00	1,020.67	0.90	4.58
Voya Solution 2065 Portfolio
Class ADV	$1,000.00	$1,015.30	0.70%	$3.56	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,017.30	0.20	1.02	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,016.20	0.45	2.29	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,015.10	0.60	3.05	1,000.00	1,022.18	0.60	3.06
Class T	1,000.00	1,014.60	0.90	4.57	1,000.00	1,020.67	0.90	4.58

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio and Voya Solution 2065 Portfolio and the Board of Directors of Voya Partners, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio and Voya Solution 2065 Portfolio (collectively referred to as the “Portfolios”) (fifteen of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (fifteen of the portfolios constituting Voya Partners, Inc.) at December 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Solution Aggressive Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution Balanced Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution Conservative Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution Income Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution Moderately Aggressive Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution Moderately Conservative Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution 2025 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution 2030 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution 2035 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution 2040 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Solution 2045 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution 2050 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution 2055 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution 2060 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Solution 2065 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the two years in the period then ended December 31, 2022 and the period from July 29, 2020 (commencement of operations) through December 31, 2020
The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 28, 2023
26

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$25,281,879	$45,356,395	$14,243,829	$177,196,369
Investments in unaffiliated underlying funds at fair value**	3,306,849	3,472,993	1,582,739	28,924,387
Cash	25,203	3,626	18,411	225,933
Cash collateral for futures contracts	—	—	—	338,825
Receivables:
Fund shares sold	52,411	40,432	20,255	77,887
Interest	32	38	28	202
Variation margin on futures contracts	—	—	—	13,763
Prepaid expenses	134	257	72	1,208
Reimbursement due from Investment Adviser	1,032	—	1,023	—
Other assets	350	1,564	474	19,156
Total assets	28,667,890	48,875,305	15,866,831	206,797,730
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	52,411	40,432	14,422	77,444
Payable for fund shares redeemed	—	—	5,833	443
Payable for investment management fees	5,795	9,602	3,051	63,841
Payable for distribution and shareholder service fees	2,633	7,702	2,269	61,856
Payable for directors fees	75	135	39	590
Payable to directors under the deferred compensation plan (Note 6)	350	1,564	474	19,156
Other accrued expenses and liabilities	3,924	16,625	7,246	107,923
Total liabilities	65,188	76,060	33,334	331,253
NET ASSETS	$28,602,702	$48,799,245	$15,833,497	$206,466,477
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$32,662,433	$54,767,541	$18,032,801	$236,762,999
Total distributable loss	(4,059,731)	(5,968,296)	(2,199,304)	(30,296,522)
NET ASSETS	$28,602,702	$48,799,245	$15,833,497	$206,466,477
* Cost of investments in affiliated underlying funds	$29,422,241	$53,059,625	$16,066,583	$205,699,946
** Cost of investments in unaffiliated underlying funds	$3,736,365	$4,298,344	$1,822,310	$32,719,277
See Accompanying Notes to Financial Statements
27

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$3,523,786	$8,836,864	$3,387,904	$103,029,670
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	321,735	1,108,005	368,757	11,087,912
Net asset value and redemption price per share	$10.95	$7.98	$9.19	$9.29
Class I
Net assets	$966,474	$3,906,148	$414,581	$28,448,901
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	85,299	465,715	44,678	2,970,198
Net asset value and redemption price per share	$11.33	$8.39	$9.28	$9.58
Class R6
Net assets	$20,168,649	$19,887,155	$9,007,932	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	1,779,527	2,370,647	971,018	n/a
Net asset value and redemption price per share	$11.33	$8.39	$9.28	n/a
Class S
Net assets	$2,589,715	$15,077,614	$1,782,254	$71,665,258
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	232,312	1,860,631	193,055	7,554,911
Net asset value and redemption price per share	$11.15	$8.10	$9.23	$9.49
Class S2
Net assets	$1,354,078	$1,091,464	$1,240,826	$3,259,057
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	124,511	134,937	136,475	354,383
Net asset value and redemption price per share	$10.88	$8.09	$9.09	$9.20
Class T
Net assets	n/a	n/a	n/a	$63,591
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	6,208
Net asset value and redemption price per share	n/a	n/a	n/a	$10.24
See Accompanying Notes to Financial Statements
28

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$403,935,939	$32,078,580	$393,573,417	$42,744,941
Investments in unaffiliated underlying funds at fair value**	42,980,424	2,820,859	66,302,156	5,656,392
Cash	1,022,879	32,565	374,377	49,473
Cash collateral for futures contracts	866,867	—	755,129	—
Receivables:
Investments in affiliated underlying funds sold	64,221	—	—	—
Fund shares sold	91,436	36,123	196,846	31,450
Interest	1,582	48	932	67
Variation margin on futures contracts	24,655	—	28,983	—
Prepaid expenses	2,559	187	2,575	243
Reimbursement due from Investment Adviser	—	1,632	—	1,713
Other assets	28,487	1,103	31,521	681
Total assets	449,019,049	34,971,097	461,265,936	48,484,960
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	36,123	196,041	16,378
Payable for fund shares redeemed	155,656	—	805	15,072
Payable for investment management fees	90,078	9,423	112,445	9,545
Payable for distribution and shareholder service fees	95,303	7,061	126,594	12,801
Payable for directors fees	1,267	95	1,275	127
Payable to directors under the deferred compensation plan (Note 6)	28,487	1,103	31,521	681
Other accrued expenses and liabilities	74,224	24,947	150,411	53,832
Total liabilities	445,015	78,752	619,092	108,436
NET ASSETS	$448,574,034	$34,892,345	$460,646,844	$48,376,524
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$487,745,619	$39,980,148	$533,491,209	$56,515,210
Total distributable loss	(39,171,585)	(5,087,803)	(72,844,365)	(8,138,686)
NET ASSETS	$448,574,034	$34,892,345	$460,646,844	$48,376,524
* Cost of investments in affiliated underlying funds	$468,273,557	$37,040,012	$467,415,829	$50,430,173
** Cost of investments in unaffiliated underlying funds	$49,234,993	$3,423,168	$72,093,306	$6,295,669
See Accompanying Notes to Financial Statements
29

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
Class ADV
Net assets	$20,306,363	$5,355,042	$170,434,488	$20,851,755
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,019,061	652,625	20,533,193	1,745,068
Net asset value and redemption price per share	$10.06	$8.21	$8.30	$11.95
Class I
Net assets	$4,575,769	$192,233	$50,063,349	$9,991,734
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	442,243	22,242	5,789,513	801,182
Net asset value and redemption price per share	$10.35	$8.64	$8.65	$12.47
Class R6
Net assets	$26,693,841	$10,211,300	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	2,582,463	1,182,043	n/a	n/a
Net asset value and redemption price per share	$10.34	$8.64	n/a	n/a
Class S
Net assets	$396,000,107	$15,346,129	$232,557,746	$16,852,558
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	38,846,491	1,828,558	27,405,015	1,365,931
Net asset value and redemption price per share	$10.19	$8.39	$8.49	$12.34
Class S2
Net assets	$997,954	$3,787,641	$7,321,265	$676,860
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	97,737	460,612	898,257	55,755
Net asset value and redemption price per share	$10.21	$8.22	$8.15	$12.14
Class T
Net assets	n/a	n/a	$269,996	$3,617
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	30,081	302
Net asset value and redemption price per share	n/a	n/a	$8.98	$11.97
See Accompanying Notes to Financial Statements
30

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$474,186,616	$33,607,465	$370,986,208	$28,791,156
Investments in unaffiliated underlying funds at fair value**	60,859,770	5,758,781	46,603,483	4,432,571
Cash	240,159	51,361	935,710	35,644
Cash collateral for futures contracts	1,226,601	—	1,198,247	—
Receivables:
Investments in affiliated underlying funds sold	—	10,850	—	—
Fund shares sold	336,936	37,145	316,240	60,733
Interest	660	57	1,556	43
Variation margin on futures contracts	26,750	—	18,791	—
Prepaid expenses	2,838	183	2,191	149
Reimbursement due from Investment Adviser	12,256	4,078	20,111	8,539
Other assets	29,705	532	20,997	421
Total assets	536,922,291	39,470,452	420,103,534	33,329,256
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	224,141	—	307,191	48,575
Payable for fund shares redeemed	112,785	47,995	9,049	12,158
Payable for investment management fees	107,381	7,909	83,873	6,631
Payable for distribution and shareholder service fees	138,124	9,494	105,636	7,948
Payable for directors fees	1,438	97	1,117	80
Payable to directors under the deferred compensation plan (Note 6)	29,705	532	20,997	421
Other accrued expenses and liabilities	125,100	17,200	80,259	15,415
Total liabilities	738,674	83,227	608,122	91,228
NET ASSETS	$536,183,617	$39,387,225	$419,495,412	$33,238,028
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$602,609,074	$45,621,760	$472,921,496	$38,152,130
Total distributable loss	(66,425,457)	(6,234,535)	(53,426,084)	(4,914,102)
NET ASSETS	$536,183,617	$39,387,225	$419,495,412	$33,238,028
* Cost of investments in affiliated underlying funds	$560,528,298	$39,989,775	$447,929,292	$33,848,371
** Cost of investments in unaffiliated underlying funds	$66,210,627	$6,260,074	$50,370,741	$4,680,512
See Accompanying Notes to Financial Statements
31

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
Class ADV
Net assets	$163,696,752	$14,290,382	$121,394,961	$12,859,905
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,275,516	1,158,228	14,738,852	1,022,602
Net asset value and redemption price per share	$8.49	$12.34	$8.24	$12.58
Class I
Net assets	$65,455,027	$10,180,549	$54,349,123	$9,195,819
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,388,128	788,982	6,271,923	694,914
Net asset value and redemption price per share	$8.86	$12.90	$8.67	$13.23
Class S
Net assets	$297,357,988	$13,308,782	$237,729,447	$10,577,099
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	34,220,414	1,047,115	28,214,814	814,945
Net asset value and redemption price per share	$8.69	$12.71	$8.43	$12.98
Class S2
Net assets	$9,673,850	$1,603,778	$5,964,414	$601,348
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,181,247	129,414	737,129	47,228
Net asset value and redemption price per share	$8.19	$12.39	$8.09	$12.73
Class T
Net assets	n/a	$3,734	$57,467	$3,857
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	301	6,494	302
Net asset value and redemption price per share	n/a	$12.40	$8.85	$12.76
See Accompanying Notes to Financial Statements
32

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$135,599,922	$22,345,805	$7,129,807
Investments in unaffiliated underlying funds at fair value**	13,514,860	3,092,333	1,024,102
Cash	407,484	34,084	17,037
Cash collateral for futures contracts	430,420	—	—
Receivables:
Fund shares sold	192,273	76,891	18,230
Interest	741	27	19
Variation margin on futures contracts	7,213	—	—
Prepaid expenses	727	111	26
Reimbursement due from Investment Adviser	23,581	—	—
Other assets	4,670	238	14
Total assets	150,181,891	25,549,489	8,189,235
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	184,841	50,725	13,983
Payable for fund shares redeemed	7,421	26,166	4,247
Payable for investment management fees	29,705	12,875	3,576
Payable for distribution and shareholder service fees	37,064	6,018	1,665
Payable for directors fees	381	60	17
Payable to directors under the deferred compensation plan (Note 6)	4,670	238	14
Other accrued expenses and liabilities	58,167	14,302	5,143
Total liabilities	322,249	110,384	28,645
NET ASSETS	$149,859,642	$25,439,105	$8,160,590
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$171,629,446	$29,471,981	$9,781,567
Total distributable loss	(21,769,804)	(4,032,876)	(1,620,977)
NET ASSETS	$149,859,642	$25,439,105	$8,160,590
* Cost of investments in affiliated underlying funds	$161,369,638	$26,153,749	$8,119,259
** Cost of investments in unaffiliated underlying funds	$14,008,903	$3,281,372	$1,055,306
See Accompanying Notes to Financial Statements
33

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
Class ADV
Net assets	$45,825,200	$9,384,319	$1,987,804
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,850,604	1,012,491	223,620
Net asset value and redemption price per share	$9.45	$9.27	$8.89
Class I
Net assets	$24,944,295	$6,854,963	$2,335,568
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,519,843	719,746	261,824
Net asset value and redemption price per share	$9.90	$9.52	$8.92
Class S
Net assets	$76,019,806	$8,466,243	$3,700,472
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,931,381	908,767	415,635
Net asset value and redemption price per share	$9.58	$9.32	$8.90
Class S2
Net assets	$3,070,341	$729,087	$133,462
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	322,104	78,556	14,996
Net asset value and redemption price per share	$9.53	$9.28	$8.90
Class T
Net assets	n/a	$4,493	$3,284
Shares authorized	n/a	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	486	369
Net asset value and redemption price per share	n/a	$9.25	$8.90
See Accompanying Notes to Financial Statements
34

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$351,386	$786,479	$290,205	$3,926,847
Dividends from unaffiliated underlying funds	76,220	109,793	37,336	816,637
Interest	533	773	388	9,252
Total investment income	428,139	897,045	327,929	4,752,736
EXPENSES:
Investment management fees	70,448	123,261	34,900	532,702
Distribution and shareholder service fees:
Class ADV	19,409	47,396	18,121	595,388
Class S	8,874	47,377	4,879	200,038
Class S2	5,945	4,491	4,516	16,538
Class T	—	—	—	636
Transfer agent fees:
Class ADV	4,663	4,510	3,053	55,002
Class I	1,060	1,776	252	15,119
Class R6	563	74	191	—
Class S	4,132	9,019	1,646	36,957
Class S2	1,783	539	952	1,910
Class T	—	—	—	41
Shareholder reporting expense	365	1,095	365	5,475
Registration fees	32	8	19	—
Professional fees	6,534	8,559	4,836	18,026
Custody and accounting expense	9,855	12,045	9,855	21,900
Directors fees	751	1,354	395	5,901
Miscellaneous expense	7,661	11,462	10,297	25,784
Interest expense	—	—	—	428
Total expenses	142,075	272,966	94,277	1,531,845
Waived and reimbursed fees	(8,346)	—	(28,335)	(125,402)
Net expenses	133,729	272,966	65,942	1,406,443
Net investment income	294,410	624,079	261,987	3,346,293
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(1,760,091)	(3,466,161)	(800,558)	(5,807,316)
Sale of unaffiliated underlying funds	105,753	1,127,367	(22,891)	322,354
Capital gain distributions from affiliated underlying funds	2,595,522	4,860,715	561,248	7,688,744
Futures	—	—	—	(156,501)
Net realized gain (loss)	941,184	2,521,921	(262,201)	2,047,281
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(6,737,872)	(11,128,474)	(1,919,871)	(39,373,908)
Unaffiliated underlying funds	(1,324,181)	(3,134,202)	(413,144)	(7,327,145)
Futures	—	—	—	21,843
Net change in unrealized appreciation (depreciation)	(8,062,053)	(14,262,676)	(2,333,015)	(46,679,210)
Net realized and unrealized loss	(7,120,869)	(11,740,755)	(2,595,216)	(44,631,929)
Decrease in net assets resulting from operations	$(6,826,459)	$(11,116,676)	$(2,333,229)	$(41,285,636)
See Accompanying Notes to Financial Statements
35

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$6,338,921	$668,162	$8,021,223	$807,224
Dividends from unaffiliated underlying funds	1,251,824	72,356	1,718,589	130,762
Interest	24,245	481	19,284	1,194
Total investment income	7,614,990	740,999	9,759,096	939,180
EXPENSES:
Investment management fees	1,188,358	83,589	1,151,181	113,937
Distribution and shareholder service fees:
Class ADV	112,715	27,261	960,560	110,741
Class S	1,127,658	44,780	636,109	42,091
Class S2	4,825	15,960	35,210	3,386
Class T	—	—	2,188	226
Transfer agent fees:
Class ADV	1,343	4,117	84,175	11,150
Class I	267	164	23,781	5,517
Class R6	43	34	—	—
Class S	26,882	13,534	111,486	8,475
Class S2	70	3,012	3,858	433
Class T	—	—	136	17
Shareholder reporting expense	9,490	2,920	13,870	511
Registration fees	12	—	—	—
Professional fees	63,875	9,715	62,050	12,045
Custody and accounting expense	41,975	10,220	32,120	13,080
Directors fees	12,677	952	12,749	1,271
Miscellaneous expense	37,735	9,463	36,675	10,846
Interest expense	289	37	93	—
Total expenses	2,628,214	225,758	3,166,241	333,726
Waived and reimbursed fees	—	(30,280)	(297,342)	(74,896)
Net expenses	2,628,214	195,478	2,868,899	258,830
Net investment income	4,986,776	545,521	6,890,197	680,350
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(20,474,921)	(1,826,220)	(17,731,878)	(2,927,105)
Sale of unaffiliated underlying funds	8,860,637	259,188	2,788,873	277,371
Capital gain distributions from affiliated underlying funds	42,826,760	1,805,771	22,603,690	2,784,973
Futures	736,913	—	(464,853)	—
Net realized gain	31,949,389	238,739	7,195,832	135,239
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(121,701,477)	(6,309,657)	(101,606,257)	(9,564,226)
Unaffiliated underlying funds	(29,240,453)	(1,285,338)	(17,583,079)	(1,723,069)
Futures	94,647	—	34,296	—
Net change in unrealized appreciation (depreciation)	(150,847,283)	(7,594,995)	(119,155,040)	(11,287,295)
Net realized and unrealized loss	(118,897,894)	(7,356,256)	(111,959,208)	(11,152,056)
Decrease in net assets resulting from operations	$(113,911,118)	$(6,810,735)	$(105,069,011)	$(10,471,706)
See Accompanying Notes to Financial Statements
36

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$8,823,261	$585,791	$6,225,954	$474,655
Dividends from unaffiliated underlying funds	1,680,001	118,399	1,398,925	103,042
Interest	22,933	868	23,297	691
Total investment income	10,526,195	705,058	7,648,176	578,388
EXPENSES:
Investment management fees	1,323,943	89,940	1,048,008	75,789
Distribution and shareholder service fees:
Class ADV	902,133	70,814	663,170	64,943
Class S	788,573	31,541	624,374	23,691
Class S2	43,423	6,701	29,069	2,796
Class T(1)	85	58	826	59
Transfer agent fees:
Class ADV	86,785	11,533	89,270	16,394
Class I	32,957	8,365	38,277	11,515
Class S	151,980	10,268	168,278	12,052
Class S2	5,212	1,362	4,870	872
Class T(1)	6	7	78	10
Shareholder reporting expense	14,850	730	14,600	1,370
Professional fees	72,885	8,213	57,312	8,125
Custody and accounting expense	41,860	10,950	35,405	10,220
Directors fees	14,377	969	11,164	807
Miscellaneous expense	35,785	11,736	24,478	10,442
Interest expense	176	—	86	—
Total expenses	3,515,030	263,187	2,809,265	239,085
Waived and reimbursed fees	(735,026)	(87,333)	(723,014)	(89,226)
Net expenses	2,780,004	175,854	2,086,251	149,859
Net investment income	7,746,191	529,204	5,561,925	428,529
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(21,582,653)	(2,574,002)	(13,511,183)	(1,925,389)
Sale of unaffiliated underlying funds	5,841,397	297,724	6,710,101	158,291
Capital gain distributions from affiliated underlying funds	39,099,274	2,959,362	33,489,669	2,342,423
Futures	(1,361,199)	—	105,914	—
Net realized gain	21,996,819	683,084	26,794,501	575,325
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(131,499,280)	(7,902,385)	(111,439,897)	(6,789,470)
Unaffiliated underlying funds	(24,103,068)	(1,764,527)	(24,299,082)	(1,427,413)
Futures	152,666	—	145,269	—
Net change in unrealized appreciation (depreciation)	(155,449,682)	(9,666,912)	(135,593,710)	(8,216,883)
Net realized and unrealized loss	(133,452,863)	(8,983,828)	(108,799,209)	(7,641,558)
Decrease in net assets resulting from operations	$(125,706,672)	$(8,454,624)	$(103,237,284)	$(7,213,029)

(1)
Class T of Voya Solution 2035 Portfolio was fully redeemed on August 5, 2022.

See Accompanying Notes to Financial Statements
37

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,224,262	$361,878	$114,462
Dividends from unaffiliated underlying funds	410,334	73,506	20,674
Interest	9,256	518	63
Total investment income	2,643,852	435,902	135,199
EXPENSES:
Investment management fees	355,334	56,408	15,606
Distribution and shareholder service fees:
Class ADV	239,458	46,558	8,827
Class S	190,288	19,141	7,211
Class S2	14,458	3,413	526
Class T(1)	86	33	24
Transfer agent fees:
Class ADV	52,951	19,596	2,818
Class I	27,340	13,336	3,118
Class S	84,141	16,157	4,638
Class S2	3,999	1,786	206
Class T(1)	14	10	4
Shareholder reporting expense	3,650	365	590
Registration fees	—	—	21
Professional fees	21,321	4,273	4,380
Custody and accounting expense	12,775	10,508	11,905
Directors fees	3,809	604	168
Miscellaneous expense	10,660	9,917	10,405
Total expenses	1,020,284	202,105	70,447
Waived and reimbursed fees	(283,087)	(84,187)	(40,581)
Net expenses	737,197	117,918	29,866
Net investment income	1,906,655	317,984	105,333
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(6,791,564)	(1,823,734)	(756,520)
Sale of unaffiliated underlying funds	584,299	35,780	(67,842)
Capital gain distributions from affiliated underlying funds	11,184,449	1,789,324	510,788
Futures	(35,194)	—	—
Net realized gain (loss)	4,941,990	1,370	(313,574)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(35,953,427)	(4,792,187)	(1,003,718)
Unaffiliated underlying funds	(5,813,302)	(901,317)	(148,409)
Futures	55,288	—	—
Net change in unrealized appreciation (depreciation)	(41,711,441)	(5,693,504)	(1,152,127)
Net realized and unrealized loss	(36,769,451)	(5,692,134)	(1,465,701)
Decrease in net assets resulting from operations	$(34,862,796)	$(5,374,150)	$(1,360,368)

(1)
Class T of Voya Solution 2055 Portfolio was fully redeemed on August 5, 2022.

See Accompanying Notes to Financial Statements
38

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$294,410	$225,647	$624,079	$758,318
Net realized gain	941,184	5,404,163	2,521,921	8,457,316
Net change in unrealized appreciation (depreciation)	(8,062,053)	(536,618)	(14,262,676)	(1,358,329)
Increase (decrease) in net assets resulting from operations	(6,826,459)	5,093,192	(11,116,676)	7,857,305
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(668,637)	(36,612)	(1,517,139)	(155,467)
Class I	(170,848)	(5,299)	(660,759)	(66,254)
Class R6	(3,534,289)	(231,482)	(3,191,580)	(451,989)
Class S	(608,279)	(46,644)	(2,916,322)	(425,470)
Class S2	(263,460)	(10,846)	(162,982)	(20,938)
Total distributions	(5,245,513)	(330,883)	(8,448,782)	(1,120,118)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,777,325	6,740,195	6,847,228	9,206,125
Reinvestment of distributions	5,245,513	330,883	8,448,782	1,120,118
	15,022,838	7,071,078	15,296,010	10,326,243
Cost of shares redeemed	(6,163,970)	(5,947,741)	(11,278,510)	(9,237,889)
Net increase in net assets resulting from capital share transactions	8,858,868	1,123,337	4,017,500	1,088,354
Net increase (decrease) in net assets	(3,213,104)	5,885,646	(15,547,958)	7,825,541
NET ASSETS:
Beginning of year or period	31,815,806	25,930,160	64,347,203	56,521,662
End of year or period	$28,602,702	$31,815,806	$48,799,245	$64,347,203
See Accompanying Notes to Financial Statements
39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$261,987	$289,596	$3,346,293	$4,283,608
Net realized gain (loss)	(262,201)	1,523,234	2,047,281	29,329,165
Net change in unrealized appreciation (depreciation)	(2,333,015)	(929,355)	(46,679,210)	(15,127,857)
Increase (decrease) in net assets resulting from operations	(2,333,229)	883,475	(41,285,636)	18,484,916
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(404,642)	(146,010)	(16,285,351)	(9,308,131)
Class I	(12,040)	(18,830)	(4,639,474)	(2,702,478)
Class R6	(985,167)	(385,201)	—	—
Class S	(214,009)	(98,834)	(11,265,563)	(6,498,676)
Class S2	(123,465)	(53,159)	(499,785)	(399,483)
Class T	—	—	(13,497)	(6,032)
Total distributions	(1,739,323)	(702,034)	(32,703,670)	(18,914,800)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,574,904	5,343,901	9,445,664	22,002,385
Reinvestment of distributions	1,739,323	702,034	32,703,229	18,914,584
	7,314,227	6,045,935	42,148,893	40,916,969
Cost of shares redeemed	(5,156,578)	(4,574,482)	(45,101,137)	(64,160,912)
Net increase (decrease) in net assets resulting from capital share transactions	2,157,649	1,471,453	(2,952,244)	(23,243,943)
Net increase (decrease) in net assets	(1,914,903)	1,652,894	(76,941,550)	(23,673,827)
NET ASSETS:
Beginning of year or period	17,748,400	16,095,506	283,408,027	307,081,854
End of year or period	$15,833,497	$17,748,400	$206,466,477	$283,408,027
See Accompanying Notes to Financial Statements
40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya Solution Moderately Conservative Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$4,986,776	$5,637,091	$545,521	$697,474
Net realized gain	31,949,389	97,942,934	238,739	5,425,862
Net change in unrealized appreciation (depreciation)	(150,847,283)	(4,528,261)	(7,594,995)	(2,294,126)
Increase (decrease) in net assets resulting from operations	(113,911,118)	99,051,764	(6,810,735)	3,829,210
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(3,961,693)	(356,936)	(825,262)	(122,461)
Class I	(749,224)	(94,189)	(28,238)	(1,270)
Class R6	(4,855,809)	(485,492)	(1,484,083)	(259,334)
Class S	(75,915,836)	(9,011,067)	(2,600,087)	(481,441)
Class S2	(188,707)	(28,117)	(585,512)	(111,682)
Total distributions	(85,671,269)	(9,975,801)	(5,523,182)	(976,188)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,155,046	11,333,934	6,858,009	5,842,625
Reinvestment of distributions	85,671,269	9,975,801	5,523,182	976,188
	96,826,315	21,309,735	12,381,191	6,818,813
Cost of shares redeemed	(74,441,619)	(91,023,574)	(8,088,901)	(7,774,332)
Net increase (decrease) in net assets resulting from capital share transactions	22,384,696	(69,713,839)	4,292,290	(955,519)
Net increase (decrease) in net assets	(177,197,691)	19,362,124	(8,041,627)	1,897,503
NET ASSETS:
Beginning of year or period	625,771,725	606,409,601	42,933,972	41,036,469
End of year or period	$448,574,034	$625,771,725	$34,892,345	$42,933,972
See Accompanying Notes to Financial Statements
41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2025 Portfolio		Voya Solution 2030 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$6,890,197	$8,464,648	$680,350	$762,889
Net realized gain	7,195,832	89,922,424	135,239	9,576,849
Net change in unrealized appreciation (depreciation)	(119,155,040)	(34,665,767)	(11,287,295)	(3,617,893)
Increase (decrease) in net assets resulting from operations	(105,069,011)	63,721,305	(10,471,706)	6,721,845
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(35,835,604)	(17,210,023)	(4,143,768)	(591,672)
Class I	(10,292,531)	(4,665,157)	(2,220,217)	(351,715)
Class S	(47,861,792)	(22,412,706)	(3,184,277)	(505,141)
Class S2	(1,648,478)	(851,206)	(124,936)	(33,902)
Class T	(57,590)	(23,232)	(9,720)	(1,237)
Total distributions	(95,695,995)	(45,162,324)	(9,682,918)	(1,483,667)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,055,900	47,546,483	13,114,469	14,205,790
Reinvestment of distributions	95,695,995	45,162,324	9,682,020	1,483,538
	121,751,895	92,708,807	22,796,489	15,689,328
Cost of shares redeemed	(74,586,366)	(130,258,912)	(11,411,373)	(17,879,726)
Net increase (decrease) in net assets resulting from capital share transactions	47,165,529	(37,550,105)	11,385,116	(2,190,398)
Net increase (decrease) in net assets	(153,599,477)	(18,991,124)	(8,769,508)	3,047,780
NET ASSETS:
Beginning of year or period	614,246,321	633,237,445	57,146,032	54,098,252
End of year or period	$460,646,844	$614,246,321	$48,376,524	$57,146,032
See Accompanying Notes to Financial Statements
42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2035 Portfolio		Voya Solution 2040 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$7,746,191	$8,662,809	$529,204	$485,038
Net realized gain	21,996,819	108,775,807	683,084	8,726,431
Net change in unrealized appreciation (depreciation)	(155,449,682)	(27,977,809)	(9,666,912)	(3,039,047)
Increase (decrease) in net assets resulting from operations	(125,706,672)	89,460,807	(8,454,624)	6,172,422
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(35,407,781)	(13,377,292)	(3,094,562)	(401,451)
Class I	(13,702,686)	(4,627,389)	(2,285,111)	(278,849)
Class S	(62,903,020)	(22,256,497)	(2,796,646)	(328,274)
Class S2	(2,096,580)	(862,847)	(366,210)	(46,978)
Class T(1)	(3,121)	(1,154)	(2,284)	(277)
Total distributions	(114,113,188)	(41,125,179)	(8,544,813)	(1,055,829)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,020,426	47,375,867	12,618,908	12,776,643
Reinvestment of distributions	114,113,188	41,125,179	8,543,754	1,055,698
	147,133,614	88,501,046	21,162,662	13,832,341
Cost of shares redeemed	(53,568,108)	(122,487,364)	(7,621,160)	(16,251,010)
Net increase (decrease) in net assets resulting from capital share transactions	93,565,506	(33,986,318)	13,541,502	(2,418,669)
Net increase (decrease) in net assets	(146,254,354)	14,349,310	(3,457,935)	2,697,924
NET ASSETS:
Beginning of year or period	682,437,971	668,088,661	42,845,160	40,147,236
End of year or period	$536,183,617	$682,437,971	$39,387,225	$42,845,160

(1)
Class T of Voya Solution 2035 Portfolio was fully redeemed on August 5, 2022.

See Accompanying Notes to Financial Statements
43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2045 Portfolio		Voya Solution 2050 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$5,561,925	$5,551,672	$428,529	$324,337
Net realized gain	26,794,501	93,099,811	575,325	7,867,663
Net change in unrealized appreciation (depreciation)	(135,593,710)	(16,422,856)	(8,216,883)	(2,463,847)
Increase (decrease) in net assets resulting from operations	(103,237,284)	82,228,627	(7,213,029)	5,728,153
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(28,246,695)	(14,358,057)	(2,999,006)	(407,828)
Class I	(12,243,814)	(5,597,625)	(2,120,939)	(292,715)
Class S	(54,307,105)	(25,285,756)	(2,232,853)	(266,356)
Class S2	(1,374,674)	(990,625)	(138,857)	(28,288)
Class T	(30,620)	(14,355)	(2,492)	(302)
Total distributions	(96,202,908)	(46,246,418)	(7,494,147)	(995,489)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,468,188	39,159,002	9,812,129	9,181,341
Reinvestment of distributions	96,202,908	46,246,418	7,492,936	995,344
	129,671,096	85,405,420	17,305,065	10,176,685
Cost of shares redeemed	(39,146,755)	(92,965,289)	(5,485,801)	(14,614,819)
Net increase (decrease) in net assets resulting from capital share transactions	90,524,341	(7,559,869)	11,819,264	(4,438,134)
Net increase (decrease) in net assets	(108,915,851)	28,422,340	(2,887,912)	294,530
NET ASSETS:
Beginning of year or period	528,411,263	499,988,923	36,125,940	35,831,410
End of year or period	$419,495,412	$528,411,263	$33,238,028	$36,125,940
See Accompanying Notes to Financial Statements
44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2055 Portfolio		Voya Solution 2060 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$1,906,655	$1,534,952	$317,984	$224,618
Net realized gain	4,941,990	32,899,770	1,370	5,746,010
Net change in unrealized appreciation (depreciation)	(41,711,441)	(7,273,004)	(5,693,504)	(2,002,387)
Increase (decrease) in net assets resulting from operations	(34,862,796)	27,161,718	(5,374,150)	3,968,241
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(10,473,247)	(8,173,952)	(2,117,124)	(278,652)
Class I	(5,456,273)	(3,511,066)	(1,463,715)	(199,058)
Class S	(16,966,320)	(11,778,271)	(1,768,678)	(231,483)
Class S2	(671,464)	(701,880)	(164,546)	(32,424)
Class T(1)	(4,151)	(2,823)	(1,062)	(138)
Total distributions	(33,571,455)	(24,167,992)	(5,515,125)	(741,755)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,972,098	25,063,582	8,245,218	8,648,215
Reinvestment of distributions	33,571,455	24,167,993	5,515,125	741,755
	56,543,553	49,231,575	13,760,343	9,389,970
Cost of shares redeemed	(15,418,302)	(40,353,988)	(4,026,254)	(10,332,678)
Net increase (decrease) in net assets resulting from capital share transactions	41,125,251	8,877,587	9,734,089	(942,708)
Net increase (decrease) in net assets	(27,309,000)	11,871,313	(1,155,186)	2,283,778
NET ASSETS:
Beginning of year or period	177,168,642	165,297,329	26,594,291	24,310,513
End of year or period	$149,859,642	$177,168,642	$25,439,105	$26,594,291

(1)
Class T of Voya Solution 2055 Portfolio was fully redeemed on August 5, 2022.

See Accompanying Notes to Financial Statements
45

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2065 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$105,333	$53,103
Net realized gain (loss)	(313,574)	747,813
Net change in unrealized appreciation (depreciation)	(1,152,127)	(178,515)
Increase (decrease) in net assets resulting from operations	(1,360,368)	622,401
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(135,293)	(182,982)
Class I	(165,110)	(200,791)
Class S	(251,152)	(283,529)
Class S2	(9,345)	(13,311)
Class T	(231)	(472)
Total distributions	(561,131)	(681,085)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,534,636	2,725,314
Reinvestment of distributions	561,131	681,085
	5,095,767	3,406,399
Cost of shares redeemed	(837,172)	(565,627)
Net increase in net assets resulting from capital share transactions	4,258,595	2,840,772
Net increase in net assets	2,337,096	2,782,088
NET ASSETS:
Beginning of year or period	5,823,494	3,041,406
End of year or period	$8,160,590	$5,823,494
See Accompanying Notes to Financial Statements
46

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-22	16.45	0.07•	(3.23)	(3.16)	0.32	2.02	—	2.34	—	10.95	(20.13)	0.94	0.86	0.86	0.56	3,524	93
12-31-21	13.91	0.06•	2.62	2.68	0.14	—	—	0.14	—	16.45	19.31	0.93	0.81	0.81	0.37	4,406	58
12-31-20	13.08	0.10	1.76	1.86	0.15	0.88	—	1.03	—	13.91	15.53	1.00	0.81	0.81	0.64	3,744	85
12-31-19	11.47	0.11	2.65	2.76	0.16	0.99	—	1.15	—	13.08	24.94	0.92	0.75	0.75	0.96	3,760	85
12-31-18	13.56	0.10	(1.53)	(1.43)	0.11	0.55	—	0.66	—	11.47	(11.18)	0.90	0.69	0.69	0.79	3,159	79
Class I
12-31-22	16.92	0.17•	(3.35)	(3.18)	0.39	2.02	—	2.41	—	11.33	(19.67)	0.44	0.36	0.36	1.34	966	93
12-31-21	14.29	0.13•	2.70	2.83	0.20	—	—	0.20	—	16.92	19.87	0.43	0.31	0.31	0.82	488	58
12-31-20	13.42	0.12•	1.85	1.97	0.22	0.88	—	1.10	—	14.29	16.09	0.50	0.31	0.31	0.94	294	85
12-31-19	11.74	0.22•	2.67	2.89	0.22	0.99	—	1.21	—	13.42	25.54	0.42	0.25	0.25	1.73	600	85
12-31-18	13.85	0.16•	(1.55)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.17	325	79
Class R6
12-31-22	16.92	0.15•	(3.33)	(3.18)	0.39	2.02	—	2.41	—	11.33	(19.67)	0.32	0.32	0.32	1.14	20,169	93
12-31-21	14.29	0.15•	2.68	2.83	0.20	—	—	0.20	—	16.92	19.86	0.33	0.31	0.31	0.94	21,062	58
12-31-20	13.41	0.16•	1.82	1.98	0.22	0.88	—	1.10	—	14.29	16.19	0.38	0.31	0.31	1.23	16,188	85
12-31-19	11.74	0.20•	2.68	2.88	0.22	0.99	—	1.21	—	13.41	25.45	0.42	0.25	0.25	1.57	11,636	85
12-31-18	13.85	0.19•	(1.58)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.42	7,177	79
Class S
12-31-22	16.69	0.08•	(3.25)	(3.17)	0.35	2.02	—	2.37	—	11.15	(19.89)	0.69	0.61	0.61	0.57	2,590	93
12-31-21	14.10	0.10•	2.66	2.76	0.17	—	—	0.17	—	16.69	19.62	0.68	0.56	0.56	0.64	4,426	58
12-31-20	13.25	0.10•	1.82	1.92	0.19	0.88	—	1.07	—	14.10	15.83	0.75	0.56	0.56	0.80	3,666	85
12-31-19	11.60	0.15	2.67	2.82	0.18	0.99	—	1.17	—	13.25	25.21	0.67	0.50	0.50	1.27	3,925	85
12-31-18	13.69	0.12•	(1.52)	(1.40)	0.14	0.55	—	0.69	—	11.60	(10.91)	0.65	0.44	0.44	0.93	3,123	79
Class S2
12-31-22	16.36	0.08•	(3.20)	(3.12)	0.34	2.02	—	2.36	—	10.88	(20.00)	0.84	0.76	0.76	0.63	1,354	93
12-31-21	13.81	0.06•	2.62	2.68	0.13	—	—	0.13	—	16.36	19.42	0.83	0.71	0.71	0.37	1,434	58
12-31-20	13.01	0.10•	1.76	1.86	0.18	0.88	—	1.06	—	13.81	15.70	0.90	0.71	0.71	0.80	2,038	85
12-31-19	11.43	0.16•	2.60	2.76	0.19	0.99	—	1.18	—	13.01	25.05	0.82	0.65	0.65	1.28	1,539	85
12-31-18	13.52	0.13•	(1.54)	(1.41)	0.13	0.55	—	0.68	—	11.43	(11.08)	0.80	0.59	0.59	0.96	800	79
See Accompanying Notes to Financial Statements
47

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Balanced Portfolio
Class ADV
12-31-22	11.48	0.08•	(2.05)	(1.97)	0.35	1.18	—	1.53	—	7.98	(18.03)	0.84	0.84	0.84	0.83	8,837	87
12-31-21	10.26	0.10•	1.29	1.39	0.17	—	—	0.17	—	11.48	13.63	0.86	0.80	0.80	0.92	10,713	50
12-31-20	9.74	0.11•	1.06	1.17	0.17	0.48	—	0.65	—	10.26	12.75	0.89	0.81	0.81	1.22	9,774	79
12-31-19	8.89	0.14•	1.51	1.65	0.19	0.61	—	0.80	—	9.74	19.13	0.82	0.75	0.75	1.45	10,913	85
12-31-18	10.08	0.14•	(0.80)	(0.66)	0.16	0.37	—	0.53	—	8.89	(6.98)	0.80	0.69	0.69	1.39	11,984	60
Class I
12-31-22	11.98	0.14•	(2.15)	(2.01)	0.40	1.18	—	1.58	—	8.39	(17.61)	0.34	0.34	0.34	1.43	3,906	87
12-31-21	10.70	0.17•	1.34	1.51	0.23	—	—	0.23	—	11.98	14.15	0.36	0.30	0.30	1.49	3,831	50
12-31-20	10.14	0.18•	1.09	1.27	0.23	0.48	—	0.71	—	10.70	13.30	0.39	0.31	0.31	1.88	3,224	79
12-31-19	9.24	0.18•	1.59	1.77	0.26	0.61	—	0.87	—	10.14	19.75	0.32	0.25	0.25	1.78	2,482	85
12-31-18	10.45	0.20•	(0.82)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	1.97	3,689	60
Class R6
12-31-22	11.98	0.14•	(2.15)	(2.01)	0.40	1.18	—	1.58	—	8.39	(17.61)	0.29	0.29	0.29	1.39	19,887	87
12-31-21	10.70	0.16•	1.35	1.51	0.23	—	—	0.23	—	11.98	14.15	0.30	0.30	0.30	1.42	24,204	50
12-31-20	10.14	0.17•	1.10	1.27	0.23	0.48	—	0.71	—	10.70	13.30	0.32	0.31	0.31	1.77	22,189	79
12-31-19	9.24	0.21•	1.56	1.77	0.26	0.61	—	0.87	—	10.14	19.76	0.32	0.25	0.25	2.09	20,185	85
12-31-18	10.45	0.18	(0.80)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	2.00	13,738	60
Class S
12-31-22	11.63	0.09•	(2.07)	(1.98)	0.37	1.18	—	1.55	—	8.10	(17.90)	0.59	0.59	0.59	1.00	15,078	87
12-31-21	10.39	0.13•	1.31	1.44	0.20	—	—	0.20	—	11.63	13.96	0.61	0.55	0.55	1.18	24,044	50
12-31-20	9.87	0.16	1.04	1.20	0.20	0.48	—	0.68	—	10.39	12.95	0.64	0.56	0.56	1.49	19,713	79
12-31-19	9.01	0.17•	1.53	1.70	0.23	0.61	—	0.84	—	9.87	19.47	0.57	0.50	0.50	1.76	20,388	85
12-31-18	10.21	0.17•	(0.81)	(0.64)	0.19	0.37	—	0.56	—	9.01	(6.70)	0.55	0.44	0.44	1.69	19,594	60
Class S2
12-31-22	11.60	0.09•	(2.08)	(1.99)	0.34	1.18	—	1.52	—	8.09	(17.99)	0.74	0.74	0.74	0.96	1,091	87
12-31-21	10.34	0.11•	1.31	1.42	0.16	—	—	0.16	—	11.60	13.80	0.76	0.70	0.70	1.00	1,556	50
12-31-20	9.83	0.11•	1.08	1.19	0.20	0.48	—	0.68	—	10.34	12.81	0.79	0.71	0.71	1.22	1,621	79
12-31-19	9.00	0.18•	1.49	1.67	0.23	0.61	—	0.84	—	9.83	19.22	0.72	0.65	0.65	1.90	2,548	85
12-31-18	10.17	0.13•	(0.79)	(0.66)	0.14	0.37	—	0.51	—	9.00	(6.89)	0.70	0.59	0.59	1.30	856	60
See Accompanying Notes to Financial Statements
48

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Conservative Portfolio
Class ADV
12-31-22	11.96	0.13•	(1.72)	(1.59)	0.35	0.83	—	1.18	—	9.19	(13.78)	0.97	0.74	0.74	1.31	3,388	80
12-31-21	11.80	0.17•	0.45	0.62	0.27	0.19	—	0.46	—	11.96	5.26	0.95	0.69	0.69	1.42	4,030	54
12-31-20	11.24	0.21•	0.84	1.05	0.28	0.21	—	0.49	—	11.80	9.59	0.95	0.70	0.70	1.90	4,658	91
12-31-19	10.40	0.24	0.90	1.14	0.21	0.09	—	0.30	—	11.24	10.99	0.92	0.67	0.67	2.10	8,336	75
12-31-18	11.06	0.22	(0.47)	(0.25)	0.22	0.19	—	0.41	—	10.40	(2.39)	0.89	0.63	0.63	1.92	7,912	67
Class I
12-31-22	12.07	0.18•	(1.74)	(1.56)	0.40	0.83	—	1.23	—	9.28	(13.36)	0.47	0.24	0.24	1.73	415	80
12-31-21	11.92	0.27•	0.42	0.69	0.35	0.19	—	0.54	—	12.07	5.85	0.45	0.19	0.19	2.24	913	54
12-31-20	11.41	0.24•	0.86	1.10	0.38	0.21	—	0.59	—	11.92	9.99	0.45	0.20	0.20	2.17	238	91
12-31-19	10.54	0.31•	0.91	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.82	658	75
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.62	274	67
Class R6
12-31-22	12.07	0.19•	(1.74)	(1.55)	0.41	0.83	—	1.24	—	9.28	(13.34)	0.39	0.24	0.24	1.84	9,008	80
12-31-21	11.93	0.24•	0.44	0.68	0.35	0.19	—	0.54	—	12.07	5.77	0.37	0.19	0.19	1.95	9,365	54
12-31-20	11.41	0.28•	0.83	1.11	0.38	0.21	—	0.59	—	11.93	10.09	0.39	0.20	0.20	2.46	7,547	91
12-31-19	10.54	0.30	0.92	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.61	5,365	75
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.52	5,056	67
Class S
12-31-22	12.01	0.16•	(1.74)	(1.58)	0.37	0.83	—	1.20	—	9.23	(13.60)	0.72	0.49	0.49	1.57	1,782	80
12-31-21	11.87	0.20•	0.45	0.65	0.32	0.19	—	0.51	—	12.01	5.52	0.70	0.44	0.44	1.67	2,203	54
12-31-20	11.34	0.24•	0.84	1.08	0.34	0.21	—	0.55	—	11.87	9.83	0.70	0.45	0.45	2.14	2,215	91
12-31-19	10.48	0.25•	0.93	1.18	0.23	0.09	—	0.32	—	11.34	11.31	0.67	0.42	0.42	2.30	2,839	75
12-31-18	11.13	0.24•	(0.47)	(0.23)	0.23	0.19	—	0.42	—	10.48	(2.14)	0.64	0.38	0.38	2.16	3,508	67
Class S2
12-31-22	11.85	0.15•	(1.72)	(1.57)	0.36	0.83	—	1.19	—	9.09	(13.75)	0.87	0.64	0.64	1.47	1,241	80
12-31-21	11.73	0.18•	0.44	0.62	0.31	0.19	—	0.50	—	11.85	5.34	0.85	0.59	0.59	1.53	1,237	54
12-31-20	11.25	0.24•	0.82	1.06	0.37	0.21	—	0.58	—	11.73	9.69	0.85	0.60	0.60	2.19	1,438	91
12-31-19	10.39	0.23•	0.93	1.16	0.21	0.09	—	0.30	—	11.25	11.21	0.82	0.57	0.57	2.14	393	75
12-31-18	11.04	0.21•	(0.46)	(0.25)	0.21	0.19	—	0.40	—	10.39	(2.34)	0.79	0.53	0.53	1.97	438	67
See Accompanying Notes to Financial Statements
49

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Income Portfolio
Class ADV
12-31-22	12.75	0.13•	(1.99)	(1.86)	0.43	1.17	—	1.60	—	9.29	(15.32)	0.80	0.75	0.75	1.26	103,030	47
12-31-21	12.81	0.17•	0.62	0.79	0.36	0.49	—	0.85	—	12.75	6.16	0.81	0.72	0.72	1.29	144,001	35
12-31-20	11.76	0.21•	1.13	1.34	0.26	0.03	—	0.29	—	12.81	11.61	0.81	0.71	0.71	1.75	150,215	50
12-31-19	10.92	0.22•	1.17	1.39	0.31	0.24	—	0.55	—	11.76	12.87	0.76	0.69	0.69	1.88	143,202	39
12-31-18	11.85	0.20•	(0.57)	(0.37)	0.26	0.30	—	0.56	—	10.92	(3.35)	0.75	0.62	0.62	1.77	148,720	38
Class I
12-31-22	13.10	0.19•	(2.04)	(1.85)	0.50	1.17	—	1.67	—	9.58	(14.82)	0.30	0.25	0.25	1.75	28,449	47
12-31-21	13.13	0.23•	0.64	0.87	0.41	0.49	—	0.90	—	13.10	6.69	0.31	0.22	0.22	1.77	40,086	35
12-31-20	12.05	0.26•	1.18	1.44	0.33	0.03	—	0.36	—	13.13	12.18	0.31	0.21	0.21	2.15	46,389	50
12-31-19	11.19	0.28•	1.19	1.47	0.37	0.24	—	0.61	—	12.05	13.38	0.26	0.19	0.19	2.41	78,441	39
12-31-18	12.13	0.27•	(0.59)	(0.32)	0.32	0.30	—	0.62	—	11.19	(2.80)	0.25	0.12	0.12	2.29	75,592	38
Class S
12-31-22	12.98	0.17•	(2.03)	(1.86)	0.46	1.17	—	1.63	—	9.49	(15.01)	0.55	0.50	0.50	1.53	71,665	47
12-31-21	13.03	0.20•	0.63	0.83	0.39	0.49	—	0.88	—	12.98	6.37	0.56	0.47	0.47	1.52	93,573	35
12-31-20	11.95	0.24•	1.16	1.40	0.29	0.03	—	0.32	—	13.03	11.94	0.56	0.46	0.46	2.00	105,135	50
12-31-19	11.09	0.25•	1.18	1.43	0.33	0.24	—	0.57	—	11.95	13.13	0.51	0.44	0.44	2.10	103,157	39
12-31-18	12.03	0.24•	(0.59)	(0.35)	0.29	0.30	—	0.59	—	11.09	(3.14)	0.50	0.37	0.37	2.01	118,451	38
Class S2
12-31-22	12.62	0.14•	(1.97)	(1.83)	0.42	1.17	—	1.59	—	9.20	(15.17)	0.70	0.65	0.65	1.28	3,259	47
12-31-21	12.70	0.18•	0.61	0.79	0.38	0.49	—	0.87	—	12.62	6.25	0.71	0.62	0.62	1.43	5,629	35
12-31-20	11.65	0.22•	1.12	1.34	0.26	0.03	—	0.29	—	12.70	11.74	0.71	0.61	0.61	1.84	5,194	50
12-31-19	10.82	0.22•	1.16	1.38	0.31	0.24	—	0.55	—	11.65	12.96	0.66	0.59	0.59	1.95	5,310	39
12-31-18	11.72	0.21•	(0.56)	(0.35)	0.25	0.30	—	0.55	—	10.82	(3.21)	0.65	0.52	0.52	1.82	6,111	38
Class T
12-31-22	13.87	0.12•	(2.18)	(2.06)	0.40	1.17	—	1.57	—	10.24	(15.52)	1.00	0.95	0.95	0.97	64	47
12-31-21	13.81	0.15•	0.68	0.83	0.28	0.49	—	0.77	—	13.87	6.03	1.01	0.92	0.92	1.04	118	35
12-31-20	12.56	0.18•	1.24	1.42	0.14	0.03	—	0.17	—	13.81	11.39	1.01	0.91	0.91	1.41	148	50
12-31-19	11.65	0.20	1.24	1.44	0.29	0.24	—	0.53	—	12.56	12.54	0.96	0.89	0.89	1.74	259	39
12-31-18	12.60	0.19	(0.60)	(0.41)	0.24	0.30	—	0.54	—	11.65	(3.45)	0.95	0.82	0.82	1.62	218	38
See Accompanying Notes to Financial Statements
50

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-22	14.96	0.09•	(2.80)	(2.71)	0.41	1.78	—	2.19	—	10.06	(19.01)	0.77	0.77	0.77	0.74	20,306	71
12-31-21	12.98	0.09•	2.09	2.18	0.20	—	—	0.20	—	14.96	16.87	0.78	0.81	0.81	0.66	26,263	41
12-31-20	12.54	0.14	1.40	1.54	0.21	0.89	—	1.10	—	12.98	13.59	0.77	0.81	0.81	1.03	24,171	47
12-31-19	11.39	0.16	2.28	2.44	0.26	1.03	—	1.29	—	12.54	22.32	0.76	0.76	0.76	1.28	24,168	55
12-31-18	13.39	0.14•	(1.32)	(1.18)	0.20	0.62	—	0.82	—	11.39	(9.44)	0.75	0.71	0.71	1.09	21,418	46
Class I
12-31-22	15.33	0.17•	(2.89)	(2.72)	0.48	1.78	—	2.26	—	10.35	(18.60)	0.27	0.27	0.27	1.37	4,576	71
12-31-21	13.29	0.17•	2.14	2.31	0.27	—	—	0.27	—	15.33	17.42	0.28	0.31	0.31	1.19	5,090	41
12-31-20	12.81	0.18•	1.46	1.64	0.27	0.89	—	1.16	—	13.29	14.23	0.27	0.31	0.31	1.54	4,726	47
12-31-19	11.61	0.22	2.34	2.56	0.33	1.03	—	1.36	—	12.81	22.99	0.26	0.26	0.26	1.84	4,862	55
12-31-18	13.64	0.21•	(1.35)	(1.14)	0.27	0.62	—	0.89	—	11.61	(9.02)	0.25	0.21	0.21	1.60	3,898	46
Class R6
12-31-22	15.32	0.16•	(2.87)	(2.71)	0.49	1.78	—	2.27	—	10.34	(18.61)	0.27	0.27	0.27	1.30	26,694	71
12-31-21	13.28	0.18•	2.13	2.31	0.27	—	—	0.27	—	15.32	17.44	0.27	0.30	0.30	1.25	30,360	41
12-31-20	12.80	0.19•	1.45	1.64	0.27	0.89	—	1.16	—	13.28	14.24	0.26	0.30	0.30	1.58	23,965	47
12-31-19	11.61	0.23•	2.32	2.55	0.33	1.03	—	1.36	—	12.80	22.91	0.26	0.26	0.26	1.87	17,843	55
12-31-18	13.63	0.23•	(1.36)	(1.13)	0.27	0.62	—	0.89	—	11.61	(8.94)	0.25	0.21	0.21	1.76	12,083	46
Class S
12-31-22	15.13	0.12•	(2.84)	(2.72)	0.44	1.78	—	2.22	—	10.19	(18.87)	0.52	0.52	0.52	0.97	396,000	71
12-31-21	13.12	0.13•	2.11	2.24	0.23	—	—	0.23	—	15.13	17.16	0.53	0.56	0.56	0.89	562,208	41
12-31-20	12.66	0.17	1.42	1.59	0.24	0.89	—	1.13	—	13.12	13.92	0.52	0.56	0.56	1.27	552,268	47
12-31-19	11.49	0.19•	2.30	2.49	0.29	1.03	—	1.32	—	12.66	22.61	0.51	0.51	0.51	1.51	557,294	55
12-31-18	13.50	0.18•	(1.33)	(1.15)	0.24	0.62	—	0.86	—	11.49	(9.20)	0.50	0.46	0.46	1.34	525,590	46
Class S2
12-31-22	15.13	0.09•	(2.82)	(2.73)	0.41	1.78	—	2.19	—	10.21	(18.98)	0.67	0.67	0.67	0.74	998	71
12-31-21	13.14	0.12•	2.10	2.22	0.23	—	—	0.23	—	15.13	16.99	0.68	0.71	0.71	0.84	1,851	41
12-31-20	12.69	0.16•	1.41	1.57	0.23	0.89	—	1.12	—	13.14	13.70	0.67	0.71	0.71	1.32	1,280	47
12-31-19	11.50	0.17•	2.32	2.49	0.27	1.03	—	1.30	—	12.69	22.49	0.66	0.66	0.66	1.35	879	55
12-31-18	13.47	0.15•	(1.32)	(1.17)	0.18	0.62	—	0.80	—	11.50	(9.31)	0.65	0.61	0.61	1.10	732	46
See Accompanying Notes to Financial Statements
51

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-22	11.44	0.11•	(1.86)	(1.75)	0.37	1.11	—	1.48	—	8.21	(15.97)	0.88	0.78	0.78	1.21	5,355	75
12-31-21	10.69	0.15•	0.83	0.98	0.23	—	—	0.23	—	11.44	9.16	0.90	0.73	0.73	1.35	5,957	46
12-31-20	10.09	0.17•	0.90	1.07	0.19	0.28	—	0.47	—	10.69	11.01	0.92	0.73	0.73	1.76	6,505	72
12-31-19	9.13	0.18•	1.14	1.32	0.16	0.20	—	0.36	—	10.09	14.61	0.84	0.70	0.70	1.83	7,507	81
12-31-18	9.99	0.17•	(0.60)	(0.43)	0.20	0.23	—	0.43	—	9.13	(4.52)	0.83	0.67	0.67	1.79	9,033	59
Class I
12-31-22	11.97	0.16•	(1.95)	(1.79)	0.43	1.11	—	1.54	—	8.64	(15.63)	0.38	0.28	0.28	1.62	192	75
12-31-21	11.18	0.41•	0.67	1.08	0.29	—	—	0.29	—	11.97	9.69	0.40	0.23	0.23	3.56	373	46
12-31-20	10.55	0.23•	0.93	1.16	0.25	0.28	—	0.53	—	11.18	11.50	0.42	0.23	0.23	2.27	43	72
12-31-19	9.54	0.29•	1.14	1.43	0.22	0.20	—	0.42	—	10.55	15.17	0.34	0.20	0.20	2.83	69	81
12-31-18	10.42	0.24•	(0.64)	(0.40)	0.25	0.23	—	0.48	—	9.54	(4.04)	0.33	0.17	0.17	2.35	31	59
Class R6
12-31-22	11.97	0.17•	(1.96)	(1.79)	0.43	1.11	—	1.54	—	8.64	(15.63)	0.31	0.28	0.28	1.69	10,211	75
12-31-21	11.18	0.22•	0.86	1.08	0.29	—	—	0.29	—	11.97	9.69	0.31	0.23	0.23	1.89	10,245	46
12-31-20	10.54	0.25•	0.92	1.17	0.25	0.28	—	0.53	—	11.18	11.61	0.33	0.23	0.23	2.38	9,068	72
12-31-19	9.53	0.25•	1.18	1.43	0.22	0.20	—	0.42	—	10.54	15.18	0.34	0.20	0.20	2.47	6,045	81
12-31-18	10.41	0.25•	(0.65)	(0.40)	0.25	0.23	—	0.48	—	9.53	(4.05)	0.33	0.17	0.17	2.45	3,780	59
Class S
12-31-22	11.67	0.13•	(1.90)	(1.77)	0.40	1.11	—	1.51	—	8.39	(15.87)	0.63	0.53	0.53	1.38	15,346	75
12-31-21	10.91	0.19•	0.83	1.02	0.26	—	—	0.26	—	11.67	9.41	0.65	0.48	0.48	1.64	21,640	46
12-31-20	10.30	0.21	0.91	1.12	0.23	0.28	—	0.51	—	10.91	11.33	0.67	0.48	0.48	2.06	20,347	72
12-31-19	9.32	0.22•	1.16	1.38	0.20	0.20	—	0.40	—	10.30	14.96	0.59	0.45	0.45	2.24	19,349	81
12-31-18	10.19	0.20•	(0.63)	(0.43)	0.21	0.23	—	0.44	—	9.32	(4.35)	0.58	0.42	0.42	2.05	14,452	59
Class S2
12-31-22	11.46	0.12•	(1.87)	(1.75)	0.38	1.11	—	1.49	—	8.22	(16.00)	0.78	0.68	0.68	1.28	3,788	75
12-31-21	10.72	0.16•	0.82	0.98	0.24	—	—	0.24	—	11.46	9.22	0.80	0.63	0.63	1.44	4,718	46
12-31-20	10.14	0.19•	0.89	1.08	0.22	0.28	—	0.50	—	10.72	11.13	0.82	0.63	0.63	1.89	5,074	72
12-31-19	9.21	0.24•	1.10	1.34	0.21	0.20	—	0.41	—	10.14	14.74	0.74	0.60	0.60	2.39	5,439	81
12-31-18	10.08	0.18	(0.61)	(0.43)	0.21	0.23	—	0.44	—	9.21	(4.46)	0.73	0.57	0.57	1.96	1,072	59
See Accompanying Notes to Financial Statements
52

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2025 Portfolio
Class ADV
12-31-22	12.44	0.11•	(2.18)	(2.07)	0.44	1.63	—	2.07	—	8.30	(17.69)	0.80	0.74	0.74	1.16	170,434	53
12-31-21	12.12	0.14•	1.10	1.24	0.33	0.59	—	0.92	—	12.44	10.40	0.81	0.70	0.70	1.16	234,207	36
12-31-20	11.37	0.15•	1.29	1.44	0.21	0.48	—	0.69	—	12.12	13.30	0.80	0.71	0.71	1.38	246,302	60
12-31-19	10.48	0.18•	1.64	1.82	0.25	0.68	—	0.93	—	11.37	17.79	0.75	0.71	0.71	1.59	260,690	44
12-31-18	11.72	0.16•	(0.82)	(0.66)	0.21	0.37	—	0.58	—	10.48	(5.97)	0.74	0.67	0.67	1.38	244,883	47
Class I
12-31-22	12.88	0.17•	(2.26)	(2.09)	0.51	1.63	—	2.14	—	8.65	(17.24)	0.30	0.24	0.24	1.68	50,063	53
12-31-21	12.50	0.21•	1.14	1.35	0.38	0.59	—	0.97	—	12.88	10.96	0.31	0.20	0.20	1.61	64,534	36
12-31-20	11.71	0.20•	1.34	1.54	0.27	0.48	—	0.75	—	12.50	13.85	0.30	0.21	0.21	1.71	77,673	60
12-31-19	10.78	0.24	1.68	1.92	0.31	0.68	—	0.99	—	11.71	18.33	0.25	0.21	0.21	2.14	260,767	44
12-31-18	12.04	0.23•	(0.85)	(0.62)	0.27	0.37	—	0.64	—	10.78	(5.48)	0.24	0.17	0.17	1.93	219,811	47
Class S
12-31-22	12.68	0.15•	(2.24)	(2.09)	0.47	1.63	—	2.10	—	8.49	(17.46)	0.55	0.49	0.49	1.43	232,558	53
12-31-21	12.34	0.18•	1.12	1.30	0.37	0.59	—	0.96	—	12.68	10.67	0.56	0.45	0.45	1.43	303,656	36
12-31-20	11.57	0.21	1.28	1.49	0.24	0.48	—	0.72	—	12.34	13.54	0.55	0.46	0.46	1.65	299,333	60
12-31-19	10.65	0.21•	1.67	1.88	0.28	0.68	—	0.96	—	11.57	18.12	0.50	0.46	0.46	1.82	299,655	44
12-31-18	11.90	0.19•	(0.83)	(0.64)	0.24	0.37	—	0.61	—	10.65	(5.73)	0.49	0.42	0.42	1.64	294,102	47
Class S2
12-31-22	12.26	0.12•	(2.15)	(2.03)	0.45	1.63	—	2.08	—	8.15	(17.59)	0.70	0.64	0.64	1.21	7,321	53
12-31-21	11.97	0.16•	1.08	1.24	0.36	0.59	—	0.95	—	12.26	10.49	0.71	0.60	0.60	1.33	11,469	36
12-31-20	11.23	0.16•	1.27	1.43	0.21	0.48	—	0.69	—	11.97	13.42	0.70	0.61	0.61	1.47	9,493	60
12-31-19	10.35	0.18•	1.63	1.81	0.25	0.68	—	0.93	—	11.23	17.92	0.65	0.61	0.61	1.63	10,745	44
12-31-18	11.56	0.15•	(0.79)	(0.64)	0.20	0.37	—	0.57	—	10.35	(5.88)	0.64	0.57	0.57	1.34	11,715	47
Class T
12-31-22	13.25	0.10•	(2.33)	(2.23)	0.41	1.63	—	2.04	—	8.98	(17.81)	1.00	0.94	0.94	0.93	270	53
12-31-21	12.83	0.12•	1.17	1.29	0.28	0.59	—	0.87	—	13.25	10.19	1.01	0.90	0.90	0.92	380	36
12-31-20	11.98	0.13•	1.36	1.49	0.16	0.48	—	0.64	—	12.83	13.02	1.00	0.91	0.91	1.13	436	60
12-31-19	10.96	0.16•	1.72	1.88	0.18	0.68	—	0.86	—	11.98	17.51	0.95	0.91	0.91	1.36	521	44
12-31-18	12.23	0.13•	(0.84)	(0.71)	0.19	0.37	—	0.56	—	10.96	(6.14)	0.94	0.87	0.87	1.11	575	47
See Accompanying Notes to Financial Statements
53

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio
Class ADV
12-31-22	18.03	0.17•	(3.25)	(3.08)	0.61	2.39	—	3.00	—	11.95	(18.09)	0.85	0.70	0.70	1.16	20,852	83
12-31-21	16.46	0.20•	1.81	2.01	0.27	0.17	—	0.44	—	18.03	12.26	0.90	0.67	0.67	1.15	25,214	54
12-31-20	15.30	0.18•	1.86	2.04	0.23	0.65	—	0.88	—	16.46	13.99	0.94	0.71	0.71	1.24	22,015	90
12-31-19	13.79	0.23•	2.46	2.69	0.25	0.93	—	1.18	—	15.30	20.13	0.83	0.71	0.71	1.55	18,792	79
12-31-18	15.96	0.21	(1.31)	(1.10)	0.23	0.84	—	1.07	—	13.79	(7.47)	0.81	0.66	0.66	1.38	12,630	87
Class I
12-31-22	18.68	0.24•	(3.36)	(3.12)	0.70	2.39	—	3.09	—	12.47	(17.69)	0.35	0.20	0.20	1.59	9,992	83
12-31-21	17.02	0.28•	1.88	2.16	0.33	0.17	—	0.50	—	18.68	12.80	0.40	0.17	0.17	1.57	12,248	54
12-31-20	15.77	0.26•	1.93	2.19	0.29	0.65	—	0.94	—	17.02	14.61	0.44	0.21	0.21	1.69	13,812	90
12-31-19	14.18	0.33•	2.51	2.84	0.32	0.93	—	1.25	—	15.77	20.65	0.33	0.21	0.21	2.18	13,781	79
12-31-18	16.36	0.31•	(1.36)	(1.05)	0.29	0.84	—	1.13	—	14.18	(6.98)	0.31	0.16	0.16	1.95	7,333	87
Class S
12-31-22	18.51	0.21•	(3.34)	(3.13)	0.65	2.39	—	3.04	—	12.34	(17.87)	0.60	0.45	0.45	1.43	16,853	83
12-31-21	16.89	0.24•	1.86	2.10	0.31	0.17	—	0.48	—	18.51	12.49	0.65	0.42	0.42	1.35	18,032	54
12-31-20	15.66	0.23•	1.91	2.14	0.26	0.65	—	0.91	—	16.89	14.34	0.69	0.46	0.46	1.54	17,584	90
12-31-19	14.09	0.27•	2.51	2.78	0.28	0.93	—	1.21	—	15.66	20.36	0.58	0.46	0.46	1.78	13,558	79
12-31-18	16.28	0.28•	(1.36)	(1.08)	0.27	0.84	—	1.11	—	14.09	(7.23)	0.56	0.41	0.41	1.81	10,589	87
Class S2
12-31-22	18.22	0.15•	(3.25)	(3.10)	0.59	2.39	—	2.98	—	12.14	(18.01)	0.75	0.60	0.60	1.01	677	83
12-31-21	16.66	0.27•	1.77	2.04	0.31	0.17	—	0.48	—	18.22	12.35	0.80	0.57	0.57	1.53	1,596	54
12-31-20	15.46	0.22•	1.87	2.09	0.24	0.65	—	0.89	—	16.66	14.17	0.84	0.61	0.61	1.47	642	90
12-31-19	13.90	0.25•	2.48	2.73	0.24	0.93	—	1.17	—	15.46	20.24	0.73	0.61	0.61	1.66	450	79
12-31-18	16.08	0.25•	(1.35)	(1.10)	0.24	0.84	—	1.08	—	13.90	(7.40)	0.71	0.56	0.56	1.62	439	87
Class T
12-31-22	18.00	0.03•	(3.08)	(3.05)	0.59	2.39	—	2.98	—	11.97	(17.89)	1.05	0.90	0.90	0.19	4	83
12-31-21	16.45	0.18•	1.79	1.97	0.25	0.17	—	0.42	—	18.00	12.05	1.10	0.87	0.87	1.01	56	54
12-31-20	15.31	0.16•	1.85	2.01	0.22	0.65	—	0.87	—	16.45	13.74	1.14	0.91	0.91	1.10	45	90
12-31-19	13.82	0.21•	2.45	2.66	0.24	0.93	—	1.17	—	15.31	19.86	1.03	0.91	0.91	1.41	32	79
12-31-18	16.02	0.22•	(1.36)	(1.14)	0.22	0.84	—	1.06	—	13.82	(7.67)	1.01	0.86	0.86	1.44	20	87
See Accompanying Notes to Financial Statements
54

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2035 Portfolio
Class ADV
12-31-22	13.07	0.12•	(2.45)	(2.33)	0.44	1.81	—	2.25	—	8.49	(18.84)	0.81	0.68	0.68	1.12	163,697	69
12-31-21	12.20	0.14•	1.53	1.67	0.26	0.54	—	0.80	—	13.07	13.81	0.83	0.65	0.65	1.05	219,940	42
12-31-20	11.63	0.13	1.39	1.52	0.19	0.76	—	0.95	—	12.20	14.13	0.81	0.69	0.69	0.96	220,485	65
12-31-19	10.60	0.16•	2.04	2.20	0.24	0.93	—	1.17	—	11.63	21.53	0.75	0.71	0.71	1.38	226,096	52
12-31-18	12.27	0.14•	(1.12)	(0.98)	0.19	0.50	—	0.69	—	10.60	(8.54)	0.75	0.68	0.68	1.21	212,084	50
Class I
12-31-22	13.54	0.18•	(2.54)	(2.36)	0.51	1.81	—	2.32	—	8.86	(18.39)	0.31	0.18	0.18	1.68	65,455	69
12-31-21	12.59	0.20•	1.59	1.79	0.30	0.54	—	0.84	—	13.54	14.35	0.33	0.15	0.15	1.48	78,910	42
12-31-20	11.98	0.15•	1.47	1.62	0.25	0.76	—	1.01	—	12.59	14.65	0.31	0.19	0.19	1.30	93,880	65
12-31-19	10.89	0.22	2.10	2.32	0.30	0.93	—	1.23	—	11.98	22.22	0.25	0.21	0.21	1.97	304,111	52
12-31-18	12.59	0.22	(1.17)	(0.95)	0.25	0.50	—	0.75	—	10.89	(8.09)	0.25	0.18	0.18	1.75	247,475	50
Class S
12-31-22	13.33	0.15•	(2.51)	(2.36)	0.47	1.81	—	2.28	—	8.69	(18.62)	0.56	0.43	0.43	1.41	297,358	69
12-31-21	12.43	0.18•	1.55	1.73	0.29	0.54	—	0.83	—	13.33	14.08	0.58	0.40	0.40	1.35	369,502	42
12-31-20	11.83	0.15	1.43	1.58	0.22	0.76	—	0.98	—	12.43	14.46	0.56	0.44	0.44	1.24	341,146	65
12-31-19	10.76	0.19•	2.08	2.27	0.27	0.93	—	1.20	—	11.83	21.94	0.50	0.46	0.46	1.64	324,783	52
12-31-18	12.45	0.18•	(1.15)	(0.97)	0.22	0.50	—	0.72	—	10.76	(8.34)	0.50	0.43	0.43	1.46	297,721	50
Class S2
12-31-22	12.70	0.12•	(2.37)	(2.25)	0.45	1.81	—	2.26	—	8.19	(18.73)	0.71	0.58	0.58	1.20	9,674	69
12-31-21	11.88	0.15•	1.49	1.64	0.28	0.54	—	0.82	—	12.70	13.91	0.73	0.55	0.55	1.23	14,062	42
12-31-20	11.34	0.11•	1.38	1.49	0.19	0.76	—	0.95	—	11.88	14.30	0.71	0.59	0.59	1.01	12,050	65
12-31-19	10.36	0.16•	1.99	2.15	0.24	0.93	—	1.17	—	11.34	21.63	0.65	0.61	0.61	1.46	14,599	52
12-31-18	12.00	0.15•	(1.09)	(0.94)	0.20	0.50	—	0.70	—	10.36	(8.42)	0.65	0.58	0.58	1.28	14,521	50
See Accompanying Notes to Financial Statements
55

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2040 Portfolio
Class ADV
12-31-22	19.65	0.17•	(3.78)	(3.61)	0.58	3.12	—	3.70	—	12.34	(19.48)	0.90	0.67	0.67	1.14	14,290	92
12-31-21	17.38	0.18•	2.55	2.73	0.24	0.22	—	0.46	—	19.65	15.78	0.93	0.64	0.64	0.95	17,364	63
12-31-20	16.09	0.15•	2.25	2.40	0.24	0.87	—	1.11	—	17.38	15.98	0.96	0.70	0.70	0.95	15,773	91
12-31-19	14.26	0.23•	2.92	3.15	0.26	1.06	—	1.32	—	16.09	22.82	0.84	0.72	0.72	1.47	14,324	82
12-31-18	17.11	0.20•	(1.66)	(1.46)	0.22	1.17	—	1.39	—	14.26	(9.41)	0.84	0.66	0.66	1.19	8,662	81
Class I
12-31-22	20.38	0.25•	(3.93)	(3.68)	0.68	3.12	—	3.80	—	12.90	(19.12)	0.40	0.17	0.17	1.61	10,181	92
12-31-21	17.99	0.25•	2.67	2.92	0.31	0.22	—	0.53	—	20.38	16.34	0.43	0.14	0.14	1.30	10,092	63
12-31-20	16.60	0.26	2.31	2.57	0.31	0.87	—	1.18	—	17.99	16.55	0.46	0.20	0.20	1.48	12,621	91
12-31-19	14.66	0.32•	3.00	3.32	0.32	1.06	—	1.38	—	16.60	23.44	0.34	0.22	0.22	1.97	11,825	82
12-31-18	17.53	0.30•	(1.72)	(1.42)	0.28	1.17	—	1.45	—	14.66	(8.95)	0.34	0.16	0.16	1.77	7,134	81
Class S
12-31-22	20.14	0.22•	(3.89)	(3.67)	0.64	3.12	—	3.76	—	12.71	(19.29)	0.65	0.42	0.42	1.44	13,309	92
12-31-21	17.80	0.25•	2.60	2.85	0.29	0.22	—	0.51	—	20.14	16.10	0.68	0.39	0.39	1.28	13,325	63
12-31-20	16.44	0.20•	2.29	2.49	0.26	0.87	—	1.13	—	17.80	16.23	0.71	0.45	0.45	1.26	10,486	91
12-31-19	14.54	0.23	3.02	3.25	0.29	1.06	—	1.35	—	16.44	23.07	0.59	0.47	0.47	1.44	8,500	82
12-31-18	17.40	0.26•	(1.70)	(1.44)	0.25	1.17	—	1.42	—	14.54	(9.13)	0.59	0.41	0.41	1.54	7,641	81
Class S2
12-31-22	19.74	0.18•	(3.79)	(3.61)	0.62	3.12	—	3.74	—	12.39	(19.42)	0.80	0.57	0.57	1.19	1,604	92
12-31-21	17.48	0.24•	2.52	2.76	0.28	0.22	—	0.50	—	19.74	15.88	0.83	0.54	0.54	1.25	2,051	63
12-31-20	16.17	0.17•	2.26	2.43	0.25	0.87	—	1.12	—	17.48	16.07	0.86	0.60	0.60	1.07	1,219	91
12-31-19	14.31	0.25•	2.93	3.18	0.26	1.06	—	1.32	—	16.17	22.93	0.74	0.62	0.62	1.57	973	82
12-31-18	17.18	0.23•	(1.68)	(1.45)	0.25	1.17	—	1.42	—	14.31	(9.30)	0.74	0.56	0.56	1.42	939	81
Class T
12-31-22	19.56	0.09•	(3.73)	(3.64)	0.40	3.12	—	3.52	—	12.40	(19.70)	1.10	0.87	0.87	0.54	4	92
12-31-21	17.33	0.04•	2.63	2.67	0.22	0.22	—	0.44	—	19.56	15.48	1.13	0.84	0.84	0.20	13	63
12-31-20	16.06	0.15•	2.22	2.37	0.23	0.87	—	1.10	—	17.33	15.79	1.16	0.90	0.90	0.95	49	91
12-31-19	14.22	0.20•	2.90	3.10	0.20	1.06	—	1.26	—	16.06	22.50	1.04	0.92	0.92	1.28	32	82
12-31-18	17.08	0.15	(1.64)	(1.49)	0.20	1.17	—	1.37	—	14.22	(9.57)	1.04	0.86	0.86	1.00	17	81
See Accompanying Notes to Financial Statements
56

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2045 Portfolio
Class ADV
12-31-22	13.12	0.10•	(2.55)	(2.45)	0.43	2.00	—	2.43	—	8.24	(19.72)	0.83	0.67	0.67	1.01	121,395	75
12-31-21	12.29	0.11•	1.94	2.05	0.23	0.99	—	1.22	—	13.12	16.95	0.85	0.65	0.65	0.86	162,480	42
12-31-20	11.47	0.09	1.61	1.70	0.16	0.72	—	0.88	—	12.29	16.07	0.83	0.70	0.70	0.71	155,503	61
12-31-19	10.42	0.15	2.20	2.35	0.20	1.10	—	1.30	—	11.47	23.59	0.75	0.72	0.72	1.26	150,005	67
12-31-18	12.40	0.11•	(1.33)	(1.22)	0.15	0.61	—	0.76	—	10.42	(10.53)	0.75	0.69	0.69	0.93	134,754	53
Class I
12-31-22	13.67	0.16•	(2.66)	(2.50)	0.50	2.00	—	2.50	—	8.67	(19.28)	0.33	0.17	0.17	1.55	54,349	75
12-31-21	12.72	0.17•	2.02	2.19	0.25	0.99	—	1.24	—	13.67	17.51	0.35	0.15	0.15	1.24	65,611	42
12-31-20	11.85	0.12•	1.69	1.81	0.22	0.72	—	0.94	—	12.72	16.57	0.33	0.20	0.20	1.06	82,473	61
12-31-19	10.73	0.20	2.29	2.49	0.27	1.10	—	1.37	—	11.85	24.29	0.25	0.22	0.22	1.86	269,670	67
12-31-18	12.75	0.18	(1.37)	(1.19)	0.22	0.61	—	0.83	—	10.73	(10.08)	0.25	0.19	0.19	1.49	211,781	53
Class S
12-31-22	13.37	0.13•	(2.60)	(2.47)	0.47	2.00	—	2.47	—	8.43	(19.50)	0.58	0.42	0.42	1.31	237,729	75
12-31-21	12.50	0.15•	1.97	2.12	0.26	0.99	—	1.25	—	13.37	17.26	0.60	0.40	0.40	1.14	289,193	42
12-31-20	11.66	0.11	1.64	1.75	0.19	0.72	—	0.91	—	12.50	16.29	0.58	0.45	0.45	0.95	254,990	61
12-31-19	10.58	0.18	2.23	2.41	0.23	1.10	—	1.33	—	11.66	23.90	0.50	0.47	0.47	1.51	237,496	67
12-31-18	12.57	0.15•	(1.35)	(1.20)	0.18	0.61	—	0.79	—	10.58	(10.23)	0.50	0.44	0.44	1.20	209,647	53
Class S2
12-31-22	12.93	0.10•	(2.51)	(2.41)	0.43	2.00	—	2.43	—	8.09	(19.70)	0.73	0.57	0.57	0.96	5,964	75
12-31-21	12.14	0.14•	1.90	2.04	0.26	0.99	—	1.25	—	12.93	17.10	0.75	0.55	0.55	1.12	10,947	42
12-31-20	11.34	0.09•	1.60	1.69	0.17	0.72	—	0.89	—	12.14	16.13	0.73	0.60	0.60	0.82	6,867	61
12-31-19	10.31	0.15•	2.18	2.33	0.20	1.10	—	1.30	—	11.34	23.68	0.65	0.62	0.62	1.31	7,234	67
12-31-18	12.25	0.12•	(1.30)	(1.18)	0.15	0.61	—	0.76	—	10.31	(10.34)	0.65	0.59	0.59	1.03	7,504	53
Class T
12-31-22	13.88	0.02•	(2.65)	(2.63)	0.40	2.00	—	2.40	—	8.85	(19.91)	1.03	0.87	0.87	0.17	57	75
12-31-21	12.93	0.12•	2.01	2.13	0.19	0.99	—	1.18	—	13.88	16.73	1.05	0.85	0.85	0.90	180	42
12-31-20	11.95	0.03•	1.74	1.77	0.07	0.72	—	0.79	—	12.93	15.85	1.03	0.90	0.90	0.29	156	61
12-31-19	10.74	0.14•	2.26	2.40	0.09	1.10	—	1.19	—	11.95	23.31	0.95	0.92	0.92	1.19	290	67
12-31-18	12.77	0.06•	(1.34)	(1.28)	0.14	0.61	—	0.75	—	10.74	(10.72)	0.95	0.89	0.89	0.44	220	53
See Accompanying Notes to Financial Statements
57

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio
Class ADV
12-31-22	20.45	0.16•	(3.98)	(3.82)	0.62	3.43	—	4.05	—	12.58	(19.81)	0.96	0.68	0.68	1.06	12,860	88
12-31-21	17.96	0.14•	2.86	3.00	0.21	0.30	—	0.51	—	20.45	16.82	0.98	0.65	0.65	0.71	15,352	60
12-31-20	16.63	0.13•	2.32	2.45	0.23	0.89	—	1.12	—	17.96	15.79	1.03	0.71	0.71	0.81	15,402	80
12-31-19	14.58	0.23•	3.17	3.40	0.22	1.13	—	1.35	—	16.63	24.13	0.86	0.73	0.73	1.45	12,951	84
12-31-18	17.33	0.17•	(1.93)	(1.76)	0.16	0.83	—	0.99	—	14.58	(10.82)	0.86	0.68	0.68	1.03	8,144	86
Class I
12-31-22	21.30	0.25•	(4.17)	(3.92)	0.72	3.43	—	4.15	—	13.23	(19.46)	0.46	0.18	0.18	1.57	9,196	88
12-31-21	18.66	0.22•	3.01	3.23	0.29	0.30	—	0.59	—	21.30	17.42	0.48	0.15	0.15	1.09	9,999	60
12-31-20	17.22	0.24	2.38	2.62	0.29	0.89	—	1.18	—	18.66	16.36	0.53	0.21	0.21	1.31	11,647	80
12-31-19	15.04	0.34•	3.25	3.59	0.28	1.13	—	1.41	—	17.22	24.74	0.36	0.23	0.23	2.04	10,912	84
12-31-18	17.81	0.27•	(1.99)	(1.72)	0.22	0.83	—	1.05	—	15.04	(10.37)	0.36	0.18	0.18	1.55	6,320	86
Class S
12-31-22	20.99	0.23•	(4.12)	(3.89)	0.69	3.43	—	4.12	—	12.98	(19.64)	0.71	0.43	0.43	1.49	10,577	88
12-31-21	18.42	0.20•	2.93	3.13	0.26	0.30	—	0.56	—	20.99	17.10	0.73	0.40	0.40	0.97	9,740	60
12-31-20	17.01	0.17•	2.39	2.56	0.26	0.89	—	1.15	—	18.42	16.11	0.78	0.46	0.46	1.04	8,339	80
12-31-19	14.88	0.26•	3.25	3.51	0.25	1.13	—	1.38	—	17.01	24.41	0.61	0.48	0.48	1.58	7,397	84
12-31-18	17.65	0.23•	(1.98)	(1.75)	0.19	0.83	—	1.02	—	14.88	(10.61)	0.61	0.43	0.43	1.34	5,413	86
Class S2
12-31-22	20.63	0.15•	(4.00)	(3.85)	0.62	3.43	—	4.05	—	12.73	(19.76)	0.86	0.58	0.58	0.95	601	88
12-31-21	18.16	0.20•	2.85	3.05	0.28	0.30	—	0.58	—	20.63	16.91	0.88	0.55	0.55	0.99	1,022	60
12-31-20	16.78	0.17	2.32	2.49	0.22	0.89	—	1.11	—	18.16	15.91	0.93	0.61	0.61	0.89	432	80
12-31-19	14.67	0.23•	3.21	3.44	0.20	1.13	—	1.33	—	16.78	24.25	0.76	0.63	0.63	1.40	419	84
12-31-18	17.43	0.22•	(1.97)	(1.75)	0.18	0.83	—	1.01	—	14.67	(10.75)	0.76	0.58	0.58	1.32	423	86
Class T
12-31-22	20.67	0.09•	(3.99)	(3.90)	0.58	3.43	—	4.01	—	12.76	(19.96)	1.16	0.88	0.88	0.52	4	88
12-31-21	18.16	0.10•	2.89	2.99	0.18	0.30	—	0.48	—	20.67	16.55	1.18	0.85	0.85	0.50	13	60
12-31-20	16.69	0.09	2.36	2.45	0.09	0.89	—	0.98	—	18.16	15.59	1.23	0.91	0.91	0.57	12	80
12-31-19	14.63	0.09•	3.28	3.37	0.18	1.13	—	1.31	—	16.69	23.80	1.06	0.93	0.93	0.54	11	84
12-31-18	17.39	0.14	(1.94)	(1.80)	0.13	0.83	—	0.96	—	14.63	(11.01)	1.06	0.88	0.88	0.89	20	86
See Accompanying Notes to Financial Statements
58

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio
Class ADV
12-31-22	15.14	0.12•	(2.98)	(2.86)	0.48	2.35	—	2.83	—	9.45	(19.93)	0.88	0.69	0.69	1.00	45,825	75
12-31-21	14.99	0.10•	2.38	2.48	0.31	2.02	—	2.33	—	15.14	17.03	0.93	0.66	0.66	0.67	58,046	51
12-31-20	13.85	0.08	1.95	2.03	0.15	0.74	—	0.89	—	14.99	15.75	0.96	0.69	0.69	0.63	54,540	67
12-31-19	12.35	0.16	2.70	2.86	0.20	1.16	—	1.36	—	13.85	24.13	0.77	0.72	0.72	1.29	49,315	61
12-31-18	14.49	0.13	(1.60)	(1.47)	0.15	0.52	—	0.67	—	12.35	(10.72)	0.76	0.68	0.68	0.90	39,621	62
Class I
12-31-22	15.72	0.19•	(3.10)	(2.91)	0.56	2.35	—	2.91	—	9.90	(19.53)	0.38	0.19	0.19	1.57	24,944	75
12-31-21	15.37	0.18•	2.45	2.63	0.26	2.02	—	2.28	—	15.72	17.53	0.43	0.16	0.16	1.10	27,701	51
12-31-20	14.17	0.13•	2.03	2.16	0.22	0.74	—	0.96	—	15.37	16.38	0.46	0.19	0.19	1.00	34,329	67
12-31-19	12.61	0.27•	2.72	2.99	0.27	1.16	—	1.43	—	14.17	24.76	0.27	0.22	0.22	1.93	119,915	61
12-31-18	14.78	0.21•	(1.64)	(1.43)	0.22	0.52	—	0.74	—	12.61	(10.29)	0.26	0.18	0.18	1.48	77,961	62
Class S
12-31-22	15.33	0.15•	(3.02)	(2.87)	0.53	2.35	—	2.88	—	9.58	(19.80)	0.63	0.44	0.44	1.32	76,020	75
12-31-21	15.15	0.15•	2.40	2.55	0.35	2.02	—	2.37	—	15.33	17.32	0.68	0.41	0.41	0.96	86,021	51
12-31-20	13.99	0.12•	1.97	2.09	0.19	0.74	—	0.93	—	15.15	16.04	0.71	0.44	0.44	0.90	73,361	67
12-31-19	12.46	0.20	2.72	2.92	0.23	1.16	—	1.39	—	13.99	24.50	0.52	0.47	0.47	1.52	59,923	61
12-31-18	14.62	0.17•	(1.63)	(1.46)	0.18	0.52	—	0.70	—	12.46	(10.56)	0.51	0.43	0.43	1.19	49,077	62
Class S2
12-31-22	15.22	0.11•	(2.97)	(2.86)	0.48	2.35	—	2.83	—	9.53	(19.84)	0.78	0.59	0.59	0.93	3,070	75
12-31-21	15.09	0.15•	2.36	2.51	0.36	2.02	—	2.38	—	15.22	17.09	0.83	0.56	0.56	0.97	5,377	51
12-31-20	13.92	0.13	1.93	2.06	0.15	0.74	—	0.89	—	15.09	15.86	0.86	0.59	0.59	0.80	3,036	67
12-31-19	12.39	0.18•	2.70	2.88	0.19	1.16	—	1.35	—	13.92	24.28	0.67	0.62	0.62	1.33	2,876	61
12-31-18	14.54	0.15	(1.62)	(1.47)	0.16	0.52	—	0.68	—	12.39	(10.68)	0.66	0.58	0.58	1.03	2,720	62
See Accompanying Notes to Financial Statements
59

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2060 Portfolio
Class ADV
12-31-22	14.96	0.12•	(2.95)	(2.83)	0.44	2.42	—	2.86	—	9.27	(19.99)	1.05	0.70	0.70	1.04	9,384	85
12-31-21	13.16	0.10•	2.11	2.21	0.16	0.25	—	0.41	—	14.96	16.83	1.08	0.68	0.68	0.73	10,459	68
12-31-20	12.04	0.10•	1.67	1.77	0.12	0.53	—	0.65	—	13.16	15.62	1.14	0.70	0.70	0.85	8,999	74
12-31-19	10.45	0.16•	2.28	2.44	0.15	0.70	—	0.85	—	12.04	24.12	0.95	0.74	0.74	1.39	6,976	89
12-31-18	12.39	0.13•	(1.38)	(1.25)	0.11	0.58	—	0.69	—	10.45	(10.76)	0.96	0.69	0.69	1.12	4,593	84
Class I
12-31-22	15.29	0.19•	(3.03)	(2.84)	0.51	2.42	—	2.93	—	9.52	(19.65)	0.55	0.20	0.20	1.64	6,855	85
12-31-21	13.41	0.15•	2.18	2.33	0.20	0.25	—	0.45	—	15.29	17.46	0.58	0.18	0.18	1.04	6,685	68
12-31-20	12.25	0.17•	1.69	1.86	0.17	0.53	—	0.70	—	13.41	16.14	0.64	0.20	0.20	1.42	7,950	74
12-31-19	10.60	0.25•	2.29	2.54	0.19	0.70	—	0.89	—	12.25	24.79	0.45	0.24	0.24	2.14	5,184	89
12-31-18	12.53	0.19•	(1.41)	(1.22)	0.13	0.58	—	0.71	—	10.60	(10.35)	0.46	0.19	0.19	1.57	2,570	84
Class S
12-31-22	15.03	0.16•	(2.97)	(2.81)	0.48	2.42	—	2.90	—	9.32	(19.78)	0.80	0.45	0.45	1.43	8,466	85
12-31-21	13.21	0.13•	2.12	2.25	0.18	0.25	—	0.43	—	15.03	17.15	0.83	0.43	0.43	0.93	8,211	68
12-31-20	12.08	0.13•	1.68	1.81	0.15	0.53	—	0.68	—	13.21	15.90	0.89	0.45	0.45	1.15	6,886	74
12-31-19	10.47	0.18•	2.30	2.48	0.17	0.70	—	0.87	—	12.08	24.45	0.70	0.49	0.49	1.56	4,901	89
12-31-18	12.40	0.16•	(1.39)	(1.23)	0.12	0.58	—	0.70	—	10.47	(10.60)	0.71	0.44	0.44	1.30	3,440	84
Class S2
12-31-22	14.96	0.11•	(2.93)	(2.82)	0.44	2.42	—	2.86	—	9.28	(19.93)	0.95	0.60	0.60	0.91	729	85
12-31-21	13.19	0.16•	2.06	2.22	0.20	0.25	—	0.45	—	14.96	16.93	0.98	0.58	0.58	1.08	1,234	68
12-31-20	12.07	0.12•	1.67	1.79	0.14	0.53	—	0.67	—	13.19	15.73	1.04	0.60	0.60	1.07	471	74
12-31-19	10.46	0.18	2.28	2.46	0.15	0.70	—	0.85	—	12.07	24.26	0.85	0.64	0.64	1.44	269	89
12-31-18	12.40	0.15•	(1.40)	(1.25)	0.11	0.58	—	0.69	—	10.46	(10.70)	0.86	0.59	0.59	1.23	247	84
Class T
12-31-22	14.91	0.09•	(2.93)	(2.84)	0.40	2.42	—	2.82	—	9.25	(20.16)	1.25	0.90	0.90	0.77	4	85
12-31-21	13.13	0.06•	2.10	2.16	0.13	0.25	—	0.38	—	14.91	16.50	1.28	0.88	0.88	0.42	6	68
12-31-20	12.01	0.08•	1.66	1.74	0.09	0.53	—	0.62	—	13.13	15.32	1.34	0.90	0.90	0.67	5	74
12-31-19	10.40	0.11	2.30	2.41	0.10	0.70	—	0.80	—	12.01	23.96	1.15	0.94	0.94	1.07	4	89
12-31-18	12.33	0.08	(1.37)	(1.29)	0.06	0.58	—	0.64	—	10.40	(11.08)	1.16	0.89	0.89	0.73	3	84
See Accompanying Notes to Financial Statements
60

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2065 Portfolio
Class ADV
12-31-22	11.94	0.11•	(2.48)	(2.37)	0.24	0.44	—	0.68	—	8.89	(19.98)	1.30	0.70	0.70	1.16	1,988	89
12-31-21	11.55	0.11•	1.86	1.97	0.41	1.17	—	1.58	—	11.94	17.05	1.61	0.67	0.67	0.90	1,583	53
07-29-20(5) - 12-31-20	10.00	0.12•	1.62	1.74	0.14	0.05	—	0.19	—	11.55	17.42	1.97	0.72	0.72	2.64	1,012	24
Class I
12-31-22	11.97	0.18•	(2.51)	(2.33)	0.28	0.44	—	0.72	—	8.92	(19.60)	0.80	0.20	0.20	1.77	2,336	89
12-31-21	11.56	0.18•	1.86	2.04	0.46	1.17	—	1.63	—	11.97	17.64	1.11	0.17	0.17	1.38	1,692	53
07-29-20(5) - 12-31-20	10.00	0.12•	1.65	1.77	0.16	0.05	—	0.21	—	11.56	17.69	1.47	0.22	0.22	2.60	1,045	24
Class S
12-31-22	11.95	0.17•	(2.53)	(2.36)	0.25	0.44	—	0.69	—	8.90	(19.81)	1.05	0.45	0.45	1.70	3,700	89
12-31-21	11.56	0.18•	1.82	2.00	0.44	1.17	—	1.61	—	11.95	17.30	1.36	0.42	0.42	1.41	2,431	53
07-29-20(5) - 12-31-20	10.00	0.13•	1.63	1.76	0.15	0.05	—	0.20	—	11.56	17.61	1.72	0.47	0.47	2.84	955	24
Class S2
12-31-22	11.95	0.11•	(2.48)	(2.37)	0.24	0.44	—	0.68	—	8.90	(19.89)	1.20	0.60	0.60	1.13	133	89
12-31-21	11.56	0.16•	1.82	1.98	0.42	1.17	—	1.59	—	11.95	17.17	1.51	0.57	0.57	1.26	114	53
07-29-20(5) - 12-31-20	10.00	0.10•	1.65	1.75	0.14	0.05	—	0.19	—	11.56	17.52	1.87	0.62	0.62	2.18	26	24
Class T
12-31-22	11.95	0.08•	(2.47)	(2.39)	0.22	0.44	—	0.66	—	8.90	(20.11)	1.50	0.90	0.90	0.75	3	89
12-31-21	11.56	0.06•	1.86	1.92	0.36	1.17	—	1.53	—	11.95	16.67	1.81	0.87	0.87	0.51	4	53
07-29-20(5) - 12-31-20	10.00	0.09•	1.65	1.74	0.13	0.05	—	0.18	—	11.56	17.40	2.17	0.92	0.92	1.88	4	24

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”), Voya Solution 2060 Portfolio (“Solution 2060”) and Voya Solution 2065 Portfolio (“Solution 2065”). Each Portfolio is a diversified series of the Company.
Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055, Solution 2060 and Solution 2065 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”), Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the
NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level  3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2022, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices and also purchased and sold futures contracts on various U.S. Treasury Notes and Eurodollars. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2022, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts purchased and sold for Solution Income, Solution Moderately Aggressive, Solution 2025, Solution 2035, Solution 2045 and Solution 2055. There were no open futures contracts purchased or sold for the remaining Portfolios at December 31, 2022.
	Purchased	Sold
Solution Income	$4,775,402	$4,737,808
Solution Moderately Aggressive	15,358,487	15,209,500
Solution 2025	11,479,180	11,271,160
Solution 2035	14,734,850	14,779,551
Solution 2045	14,708,005	14,521,340
Solution 2055	5,400,333	5,378,072
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2022, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Solution Aggressive	$31,937,748	$28,035,553
Solution Balanced	47,222,189	50,972,532
Solution Conservative	13,448,332	12,767,659
Solution Income	112,329,407	145,066,639
Solution Moderately Aggressive	361,226,029	419,972,558
Solution Moderately Conservative	28,775,383	29,479,298
Solution 2025	272,149,100	314,848,883
Solution 2030	44,844,667	42,450,389
Solution 2035	396,551,876	411,158,442
Solution 2040	41,317,186	35,783,346
Solution 2045	337,160,439	338,460,851
Solution 2050	33,309,726	28,543,823
Solution 2055	123,356,905	114,520,925
Solution 2060	25,235,652	20,676,595
Solution 2065	9,791,425	5,993,408
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% and 0.45% of each Portfolio’s average daily net assets attributable to its Class S2 and Class T shares, respectively.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Solution Balanced	9.18%
	Solution Income	41.42
	Solution 2025	28.43
	Solution 2030	22.85
	Solution 2035	23.95
	Solution 2040	20.72
	Solution 2045	21.46
	Solution 2050	22.70
	Solution 2055	17.41
	Solution 2060	19.27
	Solution 2065	11.26
Voya Investment Management Co. LLC	Solution 2065	27.18
Voya Retirement Insurance and Annuity Company	Solution Aggressive	95.21
	Solution Balanced	90.82
	Solution Conservative	96.15
	Solution Income	52.81
	Solution Moderately Aggressive	8.32
	Solution Moderately Conservative	99.11
	Solution 2025	68.13
	Solution 2030	77.01
	Solution 2035	73.16
	Solution 2040	79.25
	Solution 2045	77.30
	Solution 2050	77.29
	Solution 2055	82.59
	Solution 2060	80.72
	Solution 2065	61.56
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Solution Aggressive	$11,368
Solution Balanced	15,716
Solution Conservative	5,750
Solution Income	106,413
Solution Moderately Aggressive	27,815
Solution Moderately Conservative	20,721
Solution 2025	222,352
Solution 2030	25,501
Solution 2035	275,902
Solution 2040	31,058
Solution 2045	300,165
Solution 2050	40,338
Solution 2055	168,011
Solution 2060	50,438
Solution 2065	9,843
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:
Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	N/A	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.74%	0.99%	1.14%	N/A
Solution 2025	1.28%	0.78%	N/A	1.03%	1.18%	1.48%
Solution 2030	1.29%	0.79%	N/A	1.04%	1.19%	1.49%
Solution 2035	1.33%	0.83%	N/A	1.08%	1.23%	N/A
Solution 2040	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2045	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2050	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2055	1.36%	0.86%	N/A	1.11%	1.26%	N/A
Solution 2060	1.37%	0.87%	N/A	1.12%	1.27%	1.57%
Solution 2065	1.37%	0.87%	N/A	1.12%	1.27%	1.57%

67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

Pursuant to a side letter agreement, through May 1, 2023, the Investment Adviser has further lowered the expense limits for the following Portfolios. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreements will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio(1)(2)	Class ADV	Class I	Class S	Class S2	Class T
Solution 2025	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2030	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2035	1.23%	0.73%	0.98%	1.13%	N/A
Solution 2040	1.23%	0.73%	0.98%	1.13%	1.43%
Solution 2045	1.25%	0.75%	1.00%	1.15%	1.45%
Solution 2050	1.26%	0.76%	1.01%	1.16%	1.46%
Solution 2055	1.28%	0.78%	1.03%	1.18%	N/A
Solution 2060	1.28%	0.78%	1.03%	1.18%	1.48%
Solution 2065	1.28%	0.78%	1.03%	1.18%	1.48%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2022 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2023	2024	2025	Total
Solution Aggressive	$14,037	$4,182	$—	$18,219
Solution Balanced	5,312	90	—	5,402
Solution Conservative	33,047	29,745	22,615	85,407
Solution Income	310,007	270,803	125,402	706,212
Solution Moderately Conservative	38,599	34,837	9,633	83,069
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2022, are as follows:
	December 31,
	2023	2024	2025	Total
Solution Aggressive
Class ADV	$3,688	$4,275	$3,353	$11,316
Class I	356	394	788	1,538
Class S	4,005	4,422	2,919	11,346
Class S2	1,849	1,596	1,286	4,731
Solution Balanced
Class ADV	6,023	5,606	—	11,629
Class I	1,469	1,884	—	3,353
Class S	11,837	12,465	—	24,302
Class S2	1,316	862	—	2,178
Solution Conservative
Class ADV	2,791	3,101	2,969	8,861
Class I	200	407	225	832
Class S	1,238	1,770	1,597	4,605
Class S2	526	986	929	2,441
Solution Moderately Conservative
Class ADV	5,919	5,600	4,095	15,614
Class I	33	71	162	266
Class S	16,528	18,389	13,401	48,318
Class S2	4,380	4,497	2,989	11,866
The Expense Limitation Agreement is contractual through May 1, 2023 for all Portfolios and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 8 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2022:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution Income	2	$4,556,000	1.69%
Solution Moderately Aggressive	5	817,200	2.55
Solution Moderately Conservative	1	841,000	1.58
Solution 2025	2	640,500	2.59
Solution 2035	3	710,333	2.98
Solution 2045	1	926,000	3.33
NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2022	102,607	—	57,100	(105,878)	53,829	1,410,157	—	668,637	(1,363,041)	715,753
12/31/2021	61,555	—	2,313	(65,115)	(1,247)	952,159	—	36,612	(1,005,199)	(16,428)
Class I
12/31/2022	54,346	—	14,131	(12,030)	56,447	778,047	—	170,848	(151,086)	797,809
12/31/2021	9,515	—	326	(1,549)	8,292	153,652	—	5,299	(25,111)	133,840
Class R6
12/31/2022	469,429	—	292,332	(226,701)	535,060	6,440,043	—	3,534,289	(2,844,580)	7,129,752
12/31/2021	285,716	—	14,236	(188,103)	111,849	4,569,068	—	231,482	(2,972,817)	1,827,733
Class S
12/31/2022	34,373	—	51,073	(118,364)	(32,918)	459,290	—	608,278	(1,380,219)	(312,651)
12/31/2021	49,740	—	2,906	(47,375)	5,271	771,813	—	46,644	(751,172)	67,285
Class S2
12/31/2022	46,768	—	22,673	(32,572)	36,869	689,788	—	263,461	(425,044)	528,205
12/31/2021	19,489	—	689	(80,107)	(59,929)	293,503	—	10,846	(1,193,442)	(889,093)
Solution Balanced
Class ADV
12/31/2022	117,846	—	177,859	(121,217)	174,488	1,111,175	—	1,517,139	(1,043,646)	1,584,668
12/31/2021	113,708	—	13,943	(146,888)	(19,237)	1,242,911	—	155,467	(1,579,480)	(181,102)
Class I
12/31/2022	152,286	—	73,828	(80,158)	145,956	1,542,535	—	660,757	(752,225)	1,451,067
12/31/2021	41,710	—	5,702	(29,023)	18,389	479,551	—	66,254	(326,375)	219,430
Class R6
12/31/2022	262,034	—	356,601	(268,690)	349,945	2,544,520	—	3,191,581	(2,648,728)	3,087,373
12/31/2021	326,721	—	38,898	(419,515)	(53,896)	3,710,784	—	451,989	(4,762,062)	(599,289)
Class S
12/31/2022	140,208	—	336,758	(684,193)	(207,227)	1,361,650	—	2,916,323	(6,321,147)	(2,043,174)
12/31/2021	319,745	—	37,686	(186,138)	171,293	3,573,955	—	425,470	(2,110,009)	1,889,416
Class S2
12/31/2022	31,278	—	18,842	(49,365)	755	287,348	—	162,982	(512,764)	(62,434)
12/31/2021	17,837	—	1,858	(42,238)	(22,543)	198,924	—	20,938	(459,963)	(240,101)
Solution Conservative
Class ADV
12/31/2022	105,136	—	41,759	(115,084)	31,811	1,161,086	—	404,642	(1,249,270)	316,458
12/31/2021	53,123	—	12,311	(123,198)	(57,764)	634,400	—	146,010	(1,468,478)	(688,068)
Class I
12/31/2022	37,713	—	1,233	(69,947)	(31,001)	352,146	—	12,040	(800,291)	(436,105)
12/31/2021	95,445	—	1,577	(41,279)	55,743	1,158,541	—	18,829	(509,029)	668,341
Class R6
12/31/2022	306,820	—	100,939	(212,682)	195,077	3,146,316	—	985,167	(2,225,107)	1,906,376
12/31/2021	221,357	—	32,261	(110,457)	143,161	2,685,988	—	385,202	(1,330,478)	1,740,712
69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Conservative (continued)
Class S
12/31/2022	56,946	—	21,995	(69,288)	9,653	557,961	—	214,009	(691,000)	80,970
12/31/2021	51,005	—	8,305	(62,536)	(3,226)	616,065	—	98,834	(747,010)	(32,111)
Class S2
12/31/2022	36,712	—	12,888	(17,557)	32,043	357,395	—	123,465	(190,910)	289,950
12/31/2021	21,088	—	4,528	(43,807)	(18,191)	248,907	—	53,159	(519,487)	(217,421)
Solution Income
Class ADV
12/31/2022	247,438	—	1,655,015	(2,110,587)	(208,134)	2,710,807	—	16,285,351	(22,572,300)	(3,576,142)
12/31/2021	675,984	—	735,821	(1,846,022)	(434,217)	8,686,612	—	9,308,131	(23,814,304)	(5,819,561)
Class I
12/31/2022	222,115	—	458,446	(769,422)	(88,861)	2,497,117	—	4,639,474	(8,486,794)	(1,350,203)
12/31/2021	487,391	—	208,364	(1,169,532)	(473,777)	6,476,050	—	2,702,478	(15,589,002)	(6,410,474)
Class S
12/31/2022	353,718	—	1,122,068	(1,127,238)	348,548	3,955,084	—	11,265,563	(12,120,844)	3,099,803
12/31/2021	401,543	—	504,948	(1,771,685)	(865,194)	5,303,129	—	6,498,676	(23,267,459)	(11,465,654)
Class S2
12/31/2022	25,453	—	51,313	(168,446)	(91,680)	280,537	—	499,785	(1,881,244)	(1,100,922)
12/31/2021	117,603	—	31,933	(112,576)	36,960	1,529,126	—	399,483	(1,445,471)	483,138
Class T
12/31/2022	170	—	1,202	(3,667)	(2,295)	2,119	—	13,056	(39,955)	(24,780)
12/31/2021	538	—	422	(3,174)	(2,214)	7,468	—	5,816	(44,676)	(31,392)
Solution Moderately Aggressive
Class ADV
12/31/2022	192,384	—	368,873	(297,254)	264,003	2,383,363	—	3,961,692	(3,314,369)	3,030,686
12/31/2021	219,131	—	24,650	(350,681)	(106,900)	3,085,826	—	356,936	(4,997,545)	(1,554,783)
Class I
12/31/2022	98,611	—	67,988	(56,276)	110,323	1,112,918	—	749,224	(715,867)	1,146,275
12/31/2021	34,732	—	6,360	(64,880)	(23,788)	504,927	—	94,189	(959,559)	(360,443)
Class R6
12/31/2022	485,853	—	441,036	(326,002)	600,887	5,864,773	—	4,855,809	(3,637,537)	7,083,045
12/31/2021	417,375	—	32,826	(273,853)	176,348	6,100,490	—	485,492	(3,888,342)	2,697,640
Class S
12/31/2022	124,566	—	6,983,978	(5,413,025)	1,695,519	1,481,913	—	75,915,836	(65,913,365)	11,484,384
12/31/2021	75,126	—	615,931	(5,635,898)	(4,944,841)	1,061,875	—	9,011,067	(80,914,364)	(70,841,422)
Class S2
12/31/2022	25,576	—	17,313	(67,465)	(24,576)	312,079	—	188,708	(860,481)	(359,694)
12/31/2021	41,980	—	1,922	(18,980)	24,922	580,816	—	28,117	(263,764)	345,169
Solution Moderately Conservative
Class ADV
12/31/2022	109,430	—	94,858	(72,162)	132,126	1,053,272	—	825,261	(681,120)	1,197,413
12/31/2021	53,984	—	10,895	(152,616)	(87,737)	603,076	—	122,461	(1,716,450)	(990,913)
Class I
12/31/2022	5,118	—	3,090	(17,161)	(8,953)	53,288	—	28,239	(193,344)	(111,817)
12/31/2021	27,936	—	108	(677)	27,367	331,441	—	1,270	(7,730)	324,981
Class R6
12/31/2022	416,500	—	162,372	(252,811)	326,061	4,352,664	—	1,484,083	(2,593,498)	3,243,249
12/31/2021	252,719	—	22,090	(230,125)	44,684	2,954,723	—	259,334	(2,694,834)	519,223
Class S
12/31/2022	125,647	—	292,473	(444,030)	(25,910)	1,235,185	—	2,600,087	(4,252,610)	(417,338)
12/31/2021	141,640	—	42,047	(194,521)	(10,834)	1,614,812	—	481,441	(2,206,455)	(110,202)
Class S2
12/31/2022	16,956	—	67,146	(35,138)	48,964	163,600	—	585,512	(368,329)	380,783
12/31/2021	30,748	—	9,919	(102,412)	(61,745)	338,573	—	111,682	(1,148,863)	(698,608)
Solution 2025
Class ADV
12/31/2022	930,052	—	4,062,994	(3,285,316)	1,707,730	9,684,577	—	35,835,604	(33,235,057)	12,285,124
12/31/2021	1,196,751	—	1,404,900	(4,098,268)	(1,496,617)	14,923,433	—	17,210,023	(51,142,877)	(19,009,421)
Class I
12/31/2022	531,432	—	1,122,413	(874,019)	779,826	5,601,756	—	10,292,530	(9,164,423)	6,729,863
12/31/2021	720,869	—	368,787	(2,292,768)	(1,203,112)	9,297,777	—	4,665,157	(29,932,125)	(15,969,191)
Class S
12/31/2022	1,011,919	—	5,312,075	(2,870,205)	3,453,789	10,144,070	—	47,861,792	(29,257,206)	28,748,656
12/31/2021	1,636,001	—	1,797,330	(3,746,456)	(313,125)	20,835,014	—	22,412,706	(47,528,117)	(4,280,397)
Class S2
12/31/2022	62,789	—	190,355	(290,113)	(36,969)	624,733	—	1,648,478	(2,883,867)	(610,656)
12/31/2021	191,987	—	70,522	(120,329)	142,180	2,408,557	—	851,206	(1,476,600)	1,783,163
Class T
12/31/2022	62	—	6,030	(4,695)	1,397	764	—	57,591	(45,813)	12,542
12/31/2021	6,239	—	1,780	(13,338)	(5,319)	81,702	—	23,232	(179,193)	(74,259)
70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2030
Class ADV
12/31/2022	329,277	—	326,281	(308,952)	346,606	4,910,465	—	4,143,769	(4,663,684)	4,390,550
12/31/2021	357,147	—	33,523	(329,507)	61,163	6,220,950	—	591,672	(5,803,659)	1,008,963
Class I
12/31/2022	175,162	—	167,817	(197,446)	145,533	2,572,721	—	2,220,217	(2,584,018)	2,208,920
12/31/2021	166,972	—	19,272	(342,047)	(155,803)	3,003,862	—	351,715	(6,190,361)	(2,834,784)
Class S
12/31/2022	354,289	—	243,075	(205,616)	391,748	5,345,926	—	3,184,277	(3,125,336)	5,404,867
12/31/2021	226,647	—	27,908	(321,691)	(67,136)	4,063,787	—	505,140	(5,813,976)	(1,245,049)
Class S2
12/31/2022	18,810	—	9,685	(60,351)	(31,856)	281,975	—	124,937	(991,423)	(584,511)
12/31/2021	51,020	—	1,901	(3,850)	49,071	909,309	—	33,902	(68,713)	874,498
Class T
12/31/2022	203	—	696	(3,689)	(2,790)	3,382	—	8,820	(46,912)	(34,710)
12/31/2021	454	—	63	(173)	344	7,882	—	1,109	(3,017)	5,974
Solution 2035
Class ADV
12/31/2022	880,987	—	3,925,475	(2,357,700)	2,448,762	8,916,619	—	35,407,781	(24,829,275)	19,495,125
12/31/2021	887,309	—	1,048,377	(3,174,158)	(1,238,472)	11,453,592	—	13,377,292	(40,852,909)	(16,022,025)
Class I
12/31/2022	645,835	—	1,459,285	(543,528)	1,561,592	6,786,206	—	13,702,686	(5,728,964)	14,759,928
12/31/2021	946,521	—	350,560	(2,924,583)	(1,627,502)	12,559,297	—	4,627,389	(39,239,255)	(22,052,569)
Class S
12/31/2022	1,588,141	—	6,822,453	(1,914,341)	6,496,253	16,454,174	—	62,903,021	(20,213,699)	59,143,496
12/31/2021	1,592,622	—	1,712,038	(3,025,225)	279,435	20,942,710	—	22,256,496	(39,775,963)	3,423,243
Class S2
12/31/2022	86,403	—	240,986	(253,411)	73,978	863,417	—	2,096,580	(2,776,254)	183,743
12/31/2021	189,683	—	69,584	(166,075)	93,192	2,413,853	—	862,848	(2,071,180)	1,205,521
Class T(1)
12/31/2022	1	—	317	(1,990)	(1,672)	10	—	3,120	(19,916)	(16,786)
12/31/2021	471	—	85	(39,752)	(39,196)	6,415	—	1,154	(548,057)	(540,488)
Solution 2040
Class ADV
12/31/2022	268,004	—	236,046	(229,585)	274,465	4,033,607	—	3,094,561	(3,977,088)	3,151,080
12/31/2021	230,749	—	20,996	(275,542)	(23,797)	4,373,331	—	401,451	(5,211,010)	(436,228)
Class I
12/31/2022	234,772	—	167,040	(108,094)	293,718	4,038,534	—	2,285,111	(1,716,036)	4,607,609
12/31/2021	176,548	—	14,090	(397,118)	(206,480)	3,394,552	—	278,849	(7,701,423)	(4,028,022)
Class S
12/31/2022	266,993	—	207,313	(88,844)	385,462	4,010,610	—	2,796,647	(1,311,748)	5,495,509
12/31/2021	220,498	—	16,766	(164,535)	72,729	4,278,546	—	328,275	(3,177,367)	1,429,454
Class S2
12/31/2022	34,455	—	27,827	(36,771)	25,511	536,157	—	366,210	(610,396)	291,971
12/31/2021	38,077	—	2,447	(6,354)	34,170	727,754	—	46,978	(118,433)	656,299
Class T
12/31/2022	—	—	93	(445)	(352)	—	—	1,225	(5,892)	(4,667)
12/31/2021	133	—	8	(2,292)	(2,151)	2,460	—	145	(42,777)	(40,172)
Solution 2045
Class ADV
12/31/2022	912,227	—	3,235,589	(1,795,592)	2,352,224	9,022,982	—	28,246,695	(18,599,146)	18,670,531
12/31/2021	845,600	—	1,127,891	(2,239,730)	(266,239)	11,083,381	—	14,358,057	(29,328,049)	(3,886,611)
Class I
12/31/2022	638,099	—	1,336,661	(501,543)	1,473,217	6,705,577	—	12,243,814	(5,149,381)	13,800,010
12/31/2021	682,994	—	422,781	(2,789,732)	(1,683,957)	9,295,851	—	5,597,625	(38,154,366)	(23,260,890)
Class S
12/31/2022	1,614,377	—	6,088,241	(1,119,911)	6,582,707	16,939,333	—	54,307,105	(11,313,750)	59,932,688
12/31/2021	1,083,001	—	1,951,062	(1,797,621)	1,236,442	14,374,392	—	25,285,757	(23,822,326)	15,837,823
Class S2
12/31/2022	77,102	—	160,405	(347,277)	(109,770)	798,167	—	1,374,674	(3,990,360)	(1,817,519)
12/31/2021	331,093	—	78,997	(128,843)	281,247	4,394,706	—	990,625	(1,648,553)	3,736,778
Class T
12/31/2022	168	—	3,264	(9,940)	(6,508)	2,129	—	30,620	(94,118)	(61,369)
12/31/2021	781	—	1,065	(878)	968	10,672	—	14,354	(11,995)	13,031
71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2050
Class ADV
12/31/2022	180,541	—	225,150	(133,784)	271,907	2,703,855	—	2,999,006	(2,208,060)	3,494,801
12/31/2021	163,733	—	20,535	(291,113)	(106,845)	3,218,451	—	407,828	(5,729,756)	(2,103,477)
Class I
12/31/2022	173,124	—	151,604	(99,280)	225,448	2,768,411	—	2,120,940	(1,557,791)	3,331,560
12/31/2021	144,521	—	14,182	(313,274)	(154,571)	2,933,406	—	292,715	(6,314,663)	(3,088,542)
Class S
12/31/2022	266,219	—	162,626	(77,969)	350,876	4,102,973	—	2,232,853	(1,229,292)	5,106,534
12/31/2021	115,952	—	13,083	(117,677)	11,358	2,337,815	—	266,356	(2,365,351)	238,820
Class S2
12/31/2022	14,823	—	10,301	(27,427)	(2,303)	236,890	—	138,857	(484,997)	(109,250)
12/31/2021	34,601	—	1,412	(10,295)	25,718	691,669	—	28,288	(204,476)	515,481
Class T
12/31/2022	—	—	95	(417)	(322)	—	—	1,280	(5,661)	(4,381)
12/31/2021	—	—	8	(29)	(21)	—	—	157	(573)	(416)
Solution 2055
Class ADV
12/31/2022	617,543	—	1,047,325	(649,112)	1,015,756	6,865,854	—	10,473,247	(7,871,214)	9,467,887
12/31/2021	441,406	—	556,051	(800,323)	197,134	6,939,080	—	8,173,952	(12,437,823)	2,675,209
Class I
12/31/2022	433,638	—	521,632	(197,458)	757,812	5,155,947	—	5,456,273	(2,390,532)	8,221,688
12/31/2021	359,722	—	230,385	(1,061,900)	(471,793)	5,805,593	—	3,511,066	(17,214,017)	(7,897,358)
Class S
12/31/2022	876,908	—	1,673,207	(231,703)	2,318,412	9,957,044	—	16,966,319	(2,730,157)	24,193,206
12/31/2021	635,802	—	792,083	(656,547)	771,338	10,071,477	—	11,778,271	(10,166,962)	11,682,786
Class S2
12/31/2022	81,662	—	66,547	(179,255)	(31,046)	993,242	—	671,464	(2,406,422)	(741,716)
12/31/2021	138,026	—	47,488	(33,529)	151,985	2,245,802	—	701,880	(522,613)	2,425,069
Class T(1)
12/31/2022	1	—	397	(1,903)	(1,505)	11	—	4,152	(19,977)	(15,814)
12/31/2021	105	—	186	(756)	(465)	1,630	—	2,823	(12,573)	(8,120)
Solution 2060
Class ADV
12/31/2022	245,375	—	215,593	(147,630)	313,338	2,734,638	—	2,117,124	(1,675,361)	3,176,401
12/31/2021	192,852	—	19,178	(196,910)	15,120	2,782,491	—	278,652	(2,835,213)	225,930
Class I
12/31/2022	205,948	—	145,354	(68,877)	282,425	2,344,862	—	1,463,715	(814,956)	2,993,621
12/31/2021	160,272	—	13,432	(329,261)	(155,557)	2,340,656	—	199,058	(4,758,971)	(2,219,257)
Class S
12/31/2022	257,461	—	179,379	(74,495)	362,345	2,803,389	—	1,768,677	(880,663)	3,691,403
12/31/2021	193,794	—	15,877	(184,676)	24,995	2,767,125	—	231,483	(2,629,097)	369,511
Class S2
12/31/2022	31,360	—	16,739	(52,035)	(3,936)	362,329	—	164,547	(655,274)	(128,398)
12/31/2021	52,152	—	2,231	(7,578)	46,805	757,943	—	32,424	(108,984)	681,383
Class T
12/31/2022	—	—	108	—	108	—	—	1,062	—	1,062
12/31/2021	—	—	9	(29)	(20)	—	—	138	(413)	(275)
Solution 2065
Class ADV
12/31/2022	109,574	—	14,680	(33,192)	91,062	1,111,961	—	135,293	(340,005)	907,249
12/31/2021	50,556	—	15,228	(20,839)	44,945	647,774	—	182,982	(262,122)	568,634
Class I
12/31/2022	116,490	—	17,896	(13,905)	120,481	1,177,964	—	165,109	(140,636)	1,202,437
12/31/2021	44,094	—	16,672	(9,783)	50,983	568,820	—	200,792	(127,336)	642,276
Class S
12/31/2022	212,193	—	27,300	(27,274)	212,219	2,112,687	—	251,152	(273,061)	2,090,778
12/31/2021	110,904	—	23,596	(13,688)	120,812	1,424,530	—	283,529	(171,152)	1,536,907
Class S2
12/31/2022	12,290	—	1,013	(7,826)	5,477	132,024	—	9,345	(83,470)	57,899
12/31/2021	6,571	—	1,107	(394)	7,284	84,190	—	13,310	(5,017)	92,483
Class T
12/31/2022	—	—	25	—	25	—	—	232	—	232
12/31/2021	—	—	39	—	39	—	—	472	—	472

(1)
Class T was fully redeemed on August 5, 2022.

72

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, futures contracts and wash sale deferrals.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$1,707,659	$3,537,854	$330,883	$—
Solution Balanced	3,421,744	5,027,038	1,120,118	—
Solution Conservative	984,362	754,961	628,379	73,655
Solution Income	14,498,810	18,204,860	12,324,645	6,590,155
Solution Moderately Aggressive	24,092,582	61,578,687	9,975,801	—
Solution Moderately Conservative	2,769,129	2,754,053	976,188	—
Solution 2025	35,127,802	60,568,193	28,643,871	16,518,453
Solution 2030	3,473,710	6,209,208	1,454,818	28,849
Solution 2035	37,722,235	76,390,953	28,980,536	12,144,643
Solution 2040	2,937,353	5,607,460	904,629	151,200
Solution 2045	32,695,095	63,507,813	26,216,481	20,029,937
Solution 2050	2,443,657	5,050,490	597,936	397,553
Solution 2055	12,598,299	20,973,156	11,699,237	12,468,755
Solution 2060	1,897,650	3,617,475	368,140	373,615
Solution 2065	222,177	338,954	399,683	281,402

The tax-basis components of distributable earnings as of December 31, 2022 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
Solution Aggressive	$777,740	$1,285,446	$—	$(6,122,917)	$(4,059,731)
Solution Balanced	1,916,558	3,009,619	—	(10,894,473)	(5,968,296)
Solution Conservative	447,131	178,167	—	(2,824,602)	(2,199,304)
Solution Income	5,573,358	1,678,626	—	(37,548,506)	(30,296,522)
Solution Moderately Aggressive	15,230,710	25,129,308	—	(79,531,603)	(39,171,585)
Solution Moderately Conservative	998,869	812,775	—	(6,899,447)	(5,087,803)
Solution 2025	11,598,310	7,593,502	—	(92,036,177)	(72,844,365)
Solution 2030	1,284,843	779,351	—	(10,202,880)	(8,138,686)
Solution 2035	18,418,286	17,491,477	—	(102,335,220)	(66,425,457)
Solution 2040	1,292,009	961,132	—	(8,487,676)	(6,234,535)
Solution 2045	13,846,180	20,990,595	—	(88,262,859)	(53,426,084)
Solution 2050	994,090	922,998	—	(6,831,190)	(4,914,102)
Solution 2055	4,495,168	3,403,919	—	(29,668,891)	(21,769,804)
Solution 2060	730,176	572,576	—	(5,335,628)	(4,032,876)
Solution 2065	—	—	(98,042)	(1,522,935)	(1,620,977)
At December 31, 2022, the Portfolios did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the
administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative

73

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 12 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.
NOTE 13 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

74

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.6%
5,780	iShares 20+ Year Treasury Bond ETF	$575,457	2.0
3,280	iShares Russell 2000 ETF	571,901	2.0
13,848	Vanguard FTSE Developed Markets ETF	581,201	2.0
23,224	Vanguard Russell 1000 Growth ETF	1,280,106	4.6
3,961	Vanguard Short-Term Bond ETF	298,184	1.0
	Total Exchange-Traded Funds (Cost $3,736,365)	3,306,849	11.6
MUTUAL FUNDS: 88.4%
	Affiliated Investment Companies: 88.4%
117,110	Voya Intermediate Bond Fund - Class R6	1,001,294	3.5
110,139	Voya Large Cap Value Portfolio - Class R6	573,823	2.0
103,185	Voya Multi-Manager Emerging Markets Equity Fund - Class I	885,329	3.1
132,461	Voya Multi-Manager International Equity Fund - Class I	1,170,952	4.1
145,715	Voya Multi-Manager International Factors Fund - Class I	1,174,465	4.1
179,194	Voya Multi-Manager Mid Cap Value Fund - Class I	1,569,736	5.5
16,010	Voya Short Term Bond Fund - Class R6	147,448	0.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
25,858 (1)	Voya Small Cap Growth Fund - Class R6	$851,511	3.0
90,130	Voya Small Company Fund - Class R6	1,152,759	4.0
702,699	Voya U.S. Stock Index Portfolio - Class I	11,088,597	38.8
61,789	VY® Invesco Comstock Portfolio - Class I	1,293,866	4.5
58,179	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,445,746	5.1
181,635	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,558,425	5.4
23,240	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,367,928	4.8
	Total Mutual Funds (Cost $29,422,241)	25,281,879	88.4
	Total Investments in Securities (Cost $33,158,606)	$28,588,728	100.0
	Assets in Excess of Other Liabilities	13,974	0.0
	Net Assets	$28,602,702	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,306,849	$—	$—	$3,306,849
Mutual Funds	25,281,879	—	—	25,281,879
Total Investments, at fair value	$28,588,728	$—	$—	$28,588,728

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$—	$1,232,263	$(189,247)	$(41,722)	$1,001,294	$12,240	$(9,830)	$64
Voya Large Cap Value Portfolio - Class R6	—	1,118,525	(319,768)	(224,934)	573,823	9,491	(160,771)	342,839
Voya Government Money Market Portfolio - Class I	—	—	—	—	—	2,467	—	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	902,854	1,045,788	(1,173,172)	109,859	885,329	24,289	(446,325)	—
Voya Multi-Manager International Equity Fund - Class I	3,707,194	1,017,089	(3,665,045)	111,714	1,170,952	14,054	(982,862)	—
Voya Multi-Manager International Factors Fund - Class I	942,121	1,466,730	(1,082,977)	(151,409)	1,174,465	41,153	(175,125)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,795,209	633,807	(496,225)	(363,055)	1,569,736	24,587	28,550	101,681
Voya Short Term Bond Fund - Class R6	—	1,145,684	(995,291)	(2,945)	147,448	4,755	(12,440)	—
Voya Small Cap Growth Fund - Class R6	—	1,045,187	(138,562)	(55,114)	851,511	—	(7,904)	—
Voya Small Company Fund - Class R6	—	1,403,473	(167,738)	(82,976)	1,152,759	5,414	(16,595)	—
Voya U.S. Stock Index Portfolio - Class I	7,235,150	8,553,439	(1,991,677)	(2,708,315)	11,088,597	154,964	246,766	739,265
VY® Columbia Contrarian Core Portfolio - Class I	2,421,072	949,465	(2,873,182)	(497,355)	—	11,339	(185,654)	319,808
VY® Invesco Comstock Portfolio - Class I	1,952,542	581,202	(839,314)	(400,564)	1,293,866	23,496	403,735	3,495
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,296,039	687,878	(1,757,055)	(226,862)	—	75	(173,736)	217,485
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,591,887	642,252	(390,837)	(397,556)	1,445,746	23,062	(11,646)	186,239
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,689,862	1,122,277	(453,368)	(800,346)	1,558,425	—	(68,986)	412,894
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,355,878	1,537,104	(1,518,762)	(1,006,292)	1,367,928	—	(187,268)	271,752
	$25,889,808	$24,182,163	$(18,052,220)	$(6,737,872)	$25,281,879	$351,386	$(1,760,091)	$2,595,522
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $34,711,645.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$88,740
Gross Unrealized Depreciation	(6,211,657)
Net Unrealized Depreciation	$(6,122,917)
See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.1%
15,025	iShares 20+ Year Treasury Bond ETF	$1,495,889	3.1
5,684	iShares Russell 2000 ETF	991,062	2.0
17,889	Vanguard Russell 1000 Growth ETF	986,042	2.0
	Total Exchange-Traded Funds (Cost $4,298,344)	3,472,993	7.1
MUTUAL FUNDS: 93.0%
	Affiliated Investment Companies: 93.0%
1,012,194	Voya Intermediate Bond Fund - Class R6	8,654,261	17.7
327,161	Voya Large Cap Value Portfolio - Class R6	1,704,510	3.5
289,657	Voya MidCap Opportunities Portfolio - Class R6	1,190,488	2.4
116,614	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,000,544	2.0
85,280	Voya Multi-Manager International Equity Fund - Class I	753,875	1.5
93,962	Voya Multi-Manager International Factors Fund - Class I	757,334	1.6
138,247	Voya Multi-Manager Mid Cap Value Fund - Class I	1,211,046	2.5
353,745	Voya Short Term Bond Fund - Class R6	3,257,996	6.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
14,256 (1)	Voya Small Cap Growth Fund - Class R6	$469,443	1.0
75,031	Voya Small Company Fund - Class R6	959,652	2.0
795,459	Voya U.S. Stock Index Portfolio - Class I	12,552,350	25.7
420,290	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,904,490	8.0
81,587	VY® Invesco Comstock Portfolio - Class I	1,708,426	3.5
197,601	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	4,910,377	10.1
39,443	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,321,603	4.8
	Total Mutual Funds (Cost $53,059,625)	45,356,395	93.0
	Total Investments in Securities (Cost $57,357,969)	$48,829,388	100.1
	Liabilities in Excess of Other Assets	(30,143)	(0.1)
	Net Assets	$48,799,245	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,472,993	$—	$—	$3,472,993
Mutual Funds	45,356,395	—	—	45,356,395
Total Investments, at fair value	$48,829,388	$—	$—	$48,829,388

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$5,144,876	$39,542	$(4,878,861)	$(305,557)	$—	$22,193	$163,222	$—
Voya Intermediate Bond Fund - Class R6	7,001,195	6,666,961	(3,872,892)	(1,141,003)	8,654,261	236,392	(411,854)	15
Voya Government Money Market Portfolio - Class I	—	—	—	—	—	5,116	—	—
Voya Large Cap Value Portfolio - Class R6	—	3,311,289	(906,002)	(700,777)	1,704,510	28,116	(508,655)	1,080,666
Voya MidCap Opportunities Portfolio - Class R6	1,514,295	1,369,797	(1,162,678)	(530,926)	1,190,488	—	(761,487)	901,840
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,213,652	838,601	(1,218,934)	167,225	1,000,544	21,199	(549,144)	—
Voya Multi-Manager International Equity Fund - Class I	3,123,731	563,148	(2,843,643)	(89,361)	753,875	12,206	(569,806)	—
Voya Multi-Manager International Factors Fund - Class I	1,905,827	339,018	(1,211,035)	(276,476)	757,334	36,084	(62,325)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,650,784	281,183	(381,654)	(339,267)	1,211,046	19,513	65,060	80,695
Voya Short Term Bond Fund - Class R6	1,269,161	3,963,056	(1,908,639)	(65,582)	3,257,996	51,129	(77,909)	—
Voya Small Cap Growth Fund - Class R6	—	599,170	(98,821)	(30,906)	469,443	—	(4,969)	12
Voya Small Company Fund - Class R6	—	1,212,209	(181,522)	(71,035)	959,652	4,512	(13,893)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	2,311,685	97,090	(2,613,760)	204,985	—	11,926	(245,600)	—
Voya U.S. Stock Index Portfolio - Class I	9,399,043	8,676,001	(2,184,864)	(3,337,830)	12,552,350	175,434	381,736	919,613
VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,438,792	1,987,934	(1,789,551)	(732,685)	3,904,490	42,306	(82,054)	212,811
VY® Columbia Contrarian Core Portfolio - Class I	2,287,438	587,129	(2,537,744)	(336,823)	—	10,887	(315,676)	307,045
VY® Invesco Comstock Portfolio - Class I	—	2,280,738	(519,524)	(52,788)	1,708,426	31,026	(13,507)	4,847
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,274,840	404,654	(1,689,137)	9,643	—	67	(372,516)	196,354
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	6,445,109	1,283,465	(1,279,227)	(1,538,970)	4,910,377	78,373	62,678	670,868
VY® T. Rowe Price Growth Equity Portfolio - Class I	4,410,894	1,994,377	(2,123,327)	(1,960,341)	2,321,603	—	(149,462)	485,949
	$53,391,322	$36,495,362	$(33,401,815)	$(11,128,474)	$45,356,395	$786,479	$(3,466,161)	$4,860,715
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $59,723,861.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(10,894,473)
Net Unrealized Depreciation	$(10,894,473)
See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.0%
4,749	iShares 20+ Year Treasury Bond ETF	$472,810	3.0
1,796	iShares Russell 2000 ETF	313,151	2.0
6,213	Schwab U.S. TIPS ETF	321,771	2.0
5,654	Vanguard Russell 1000 Growth ETF	311,649	2.0
2,170	Vanguard Short-Term Bond ETF	163,358	1.0
	Total Exchange-Traded Funds (Cost $1,822,310)	1,582,739	10.0
MUTUAL FUNDS: 90.0%
	Affiliated Investment Companies: 90.0%
110,721	Voya Global Bond Fund - Class R6	804,940	5.1
121,416	Voya High Yield Bond Fund - Class R6	797,703	5.0
408,517	Voya Intermediate Bond Fund - Class R6	3,492,823	22.1
37,215	Voya MidCap Opportunities Portfolio - Class R6	152,952	1.0
17,760	Voya Multi-Manager Mid Cap Value Fund - Class I	155,577	1.0
374,614	Voya Short Term Bond Fund - Class R6	3,450,192	21.8
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
84,294	Voya U.S. High Dividend Low Volatility Fund - Class R6	$858,115	5.4
20,381	Voya U.S. Stock Index Portfolio - Class I	321,619	2.0
260,922	VY® BrandywineGLOBAL - Bond Portfolio - Class I	2,423,965	15.3
63,396	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,575,398	10.0
3,577	VY® T. Rowe Price Growth Equity Portfolio - Class I	210,545	1.3
	Total Mutual Funds (Cost $16,066,583)	14,243,829	90.0
	Total Investments in Securities (Cost $17,888,893)	$15,826,568	100.0
	Assets in Excess of Other Liabilities	6,929	0.0
	Net Assets	$15,833,497	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,582,739	$—	$—	$1,582,739
Mutual Funds	14,243,829	—	—	14,243,829
Total Investments, at fair value	$15,826,568	$—	$—	$15,826,568

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$874,620	$301,321	$(238,643)	$(132,358)	$804,940	$5,719	$(23,573)	$—
Voya High Yield Bond Fund - Class R6	2,319,172	357,102	(1,621,240)	(257,331)	797,703	54,179	33,100	10,900
Voya Intermediate Bond Fund - Class R6	3,267,297	2,604,784	(1,995,456)	(383,802)	3,492,823	93,367	(246,427)	—
Voya MidCap Opportunities Portfolio - Class R6	168,349	195,237	(182,486)	(28,148)	152,952	—	(119,399)	104,209
Voya Multi-Manager International Equity Fund - Class I	173,275	33,372	(225,964)	19,317	—	—	(49,024)	—
Voya Multi-Manager International Factors Fund - Class I	352,453	74,878	(436,512)	9,181	—	—	(75,756)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	182,839	65,902	(62,252)	(30,912)	155,577	2,420	(240)	10,008
Voya Short Term Bond Fund - Class R6	2,992,574	2,428,908	(1,824,444)	(146,846)	3,450,192	63,037	(75,261)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	368,389	1,041,735	(493,073)	(58,936)	858,115	18,546	(58,909)	83,071
Voya U.S. Stock Index Portfolio - Class I	733,232	388,101	(760,663)	(39,051)	321,619	4,366	(21,180)	—
VY® BrandywineGLOBAL - Bond Portfolio - Class I	2,726,672	926,468	(813,588)	(415,587)	2,423,965	23,528	(34,861)	118,355
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,788,093	732,930	(517,661)	(427,964)	1,575,398	25,043	8,418	192,586
VY® T. Rowe Price Growth Equity Portfolio - Class I	262,989	349,329	(374,339)	(27,434)	210,545	—	(137,446)	42,119
	$16,209,954	$9,500,067	$(9,546,321)	$(1,919,871)	$14,243,829	$290,205	$(800,558)	$561,248
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $18,651,170.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,175
Gross Unrealized Depreciation	(2,826,777)
Net Unrealized Depreciation	$(2,824,602)
See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.0%
61,437	iShares 20+ Year Treasury Bond ETF	$6,116,668	3.0
241,144	Schwab U.S. TIPS ETF	12,488,848	6.0
99,446	Vanguard FTSE Developed Markets ETF	4,173,748	2.0
73,147	Vanguard Russell 1000 Growth ETF	4,031,863	2.0
28,072	Vanguard Short-Term Bond ETF	2,113,260	1.0
	Total Exchange-Traded Funds (Cost $32,719,277)	28,924,387	14.0
MUTUAL FUNDS: 85.8%
	Affiliated Investment Companies: 85.8%
866,782	Voya Global Bond Fund - Class R6	6,301,508	3.0
633,677	Voya High Yield Bond Fund - Class R6	4,163,256	2.0
5,937,803	Voya Intermediate Bond Fund - Class R6	50,768,216	24.6
490,800	Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,211,066	2.0
472,129	Voya Multi-Manager International Equity Fund - Class I	4,173,620	2.0
519,413	Voya Multi-Manager International Factors Fund - Class I	4,186,466	2.0
231,580	Voya Multi-Manager Mid Cap Value Fund - Class I	2,028,643	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,614,272	Voya Short Term Bond Fund - Class R6	$24,077,444	11.7
910,157	Voya U.S. High Dividend Low Volatility Fund - Class R6	9,265,394	4.5
761,010	Voya U.S. Stock Index Portfolio - Class I	12,008,742	5.8
3,075,207	VY® BrandywineGLOBAL - Bond Portfolio - Class I	28,568,674	13.8
826,973	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	20,550,288	10.0
234,691	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	2,013,650	1.0
82,898	VY® T. Rowe Price Growth Equity Portfolio - Class I	4,879,402	2.4
	Total Mutual Funds
	(Cost $205,699,946)	177,196,369	85.8
	Total Investments in Securities (Cost $238,419,223)	$206,120,756	99.8
	Assets in Excess of Other Liabilities	345,721	0.2
	Net Assets	$206,466,477	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$28,924,387	$—	$—	$28,924,387
Mutual Funds	177,196,369	—	—	177,196,369
Total Investments, at fair value	$206,120,756	$—	$—	$206,120,756
Other Financial Instruments+
Futures	167,649	—	—	167,649
Total Assets	$206,288,405	$—	$—	$206,288,405
Liabilities Table
Other Financial Instruments+
Futures	$(145,806)	$—	$—	$(145,806)
Total Liabilities	$(145,806)	$—	$—	$(145,806)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2022 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following futures contracts were outstanding for Voya Solution Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	46	03/17/23	$4,073,070	$(145,806)
			$4,073,070	$(145,806)
Short Contracts:
MSCI EAFE Index	(22)	03/17/23	(2,144,340)	77,728
S&P 500® E-Mini	(11)	03/17/23	(2,123,550)	89,921
			$(4,267,890)	$167,649
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$8,385,124	$600,591	$(1,108,168)	$(1,576,039)	$6,301,508	$44,859	$86,061	$—
Voya High Yield Bond Fund - Class R6	14,255,725	555,319	(8,818,449)	(1,829,339)	4,163,256	286,347	660,975	57,506
Voya Intermediate Bond Fund - Class R6	72,983,404	17,581,061	(31,368,539)	(8,427,710)	50,768,216	1,725,976	(4,298,127)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,415,735	3,229,090	(3,765,736)	(668,023)	4,211,066	86,701	(1,014,446)	—
Voya Multi-Manager International Equity Fund - Class I	5,536,354	1,073,264	(1,204,341)	(1,231,657)	4,173,620	50,323	(41,073)	—
Voya Multi-Manager International Factors Fund - Class I	14,074,329	1,435,770	(9,665,111)	(1,658,522)	4,186,466	147,381	(1,217,656)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	2,931,891	307,577	(875,548)	(335,277)	2,028,643	31,917	(141,014)	131,995
Voya Short Term Bond Fund - Class R6	28,230,724	10,573,031	(13,392,654)	(1,333,657)	24,077,444	512,750	(655,633)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	6,435,103	7,120,233	(2,776,264)	(1,513,678)	9,265,394	218,807	51,322	907,367
Voya U.S. Stock Index Portfolio - Class I	11,478,806	12,630,839	(9,211,784)	(2,889,119)	12,008,742	167,168	752,975	464,778
VY® BrandywineGLOBAL - Bond Portfolio - Class I	39,351,812	3,137,519	(7,557,968)	(6,362,689)	28,568,674	323,047	160,567	1,624,977
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	28,571,446	4,215,175	(5,631,182)	(6,605,151)	20,550,288	331,571	166,470	2,927,643
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	2,752,028	1,170,154	(1,021,749)	(886,783)	2,013,650	—	(358,471)	561,605
VY® T. Rowe Price Growth Equity Portfolio - Class I	6,841,156	4,109,861	(2,015,351)	(4,056,264)	4,879,402	—	40,734	1,012,873
	$247,243,637	$67,739,484	$(98,412,844)	$(39,373,908)	$177,196,369	$3,926,847	$(5,807,316)	$7,688,744
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$167,649
Total Asset Derivatives		$167,649
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$145,806
Total Liability Derivatives		$145,806

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended Decmber 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(48,074)
Interest rate contracts	(108,427)
Total	$(156,501)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$21,843
Total	$21,843
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $243,691,105.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$664,414
Gross Unrealized Depreciation	(38,212,920)
Net Unrealized Depreciation	$(37,548,506)
See Accompanying Notes to Financial Statements
83

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.6%
89,740	iShares 20+ Year Treasury Bond ETF	$8,934,514	2.0
219,429	Vanguard FTSE Developed Markets ETF	9,209,435	2.0
240,402	Vanguard Russell 1000 Growth ETF	13,250,958	3.0
153,899	Vanguard Short-Term Bond ETF	11,585,517	2.6
	Total Exchange-Traded Funds (Cost $49,234,993)	42,980,424	9.6
MUTUAL FUNDS: 90.0%
	Affiliated Investment Companies: 90.0%
4,508,946	Voya Intermediate Bond Fund - Class R6	38,551,485	8.6
3,006,466	Voya Large Cap Value Portfolio - Class R6	15,663,690	3.5
1,612,620	Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,836,277	3.1
1,554,654	Voya Multi-Manager International Equity Fund - Class I	13,743,145	3.1
2,279,245	Voya Multi-Manager International Factors Fund - Class I	18,370,715	4.1
2,032,794	Voya Multi-Manager Mid Cap Value Fund - Class I	17,807,271	4.0
268,755 (1)	Voya Small Cap Growth Fund - Class R6	8,850,088	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,054,380	Voya Small Company Fund - Class R6	$13,485,526	3.0
8,970,757	Voya U.S. Stock Index Portfolio - Class I	141,558,549	31.5
1,915,696	VY® BrandywineGLOBAL - Bond Portfolio - Class I	17,796,812	4.0
963,852	VY® Invesco Comstock Portfolio - Class I	20,183,067	4.5
1,814,800	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	45,097,773	10.0
2,060,460	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	17,678,748	3.9
362,093	VY® T. Rowe Price Growth Equity Portfolio - Class I	21,312,793	4.7
	Total Mutual Funds (Cost $468,273,557)	403,935,939	90.0
	Total Investments in Securities (Cost $517,508,550)	$446,916,363	99.6
	Assets in Excess of Other Liabilities	1,657,671	0.4
	Net Assets	$448,574,034	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$42,980,424	$—	$—	$42,980,424
Mutual Funds	403,935,939	—	—	403,935,939
Total Investments, at fair value	$446,916,363	$—	$—	$446,916,363
Other Financial Instruments+
Futures	545,622	—	—	545,622
Total Assets	$447,461,985	$—	$—	$447,461,985
Liabilities Table
Other Financial Instruments+
Futures	$(450,975)	$—	$—	$(450,975)
Total Liabilities	$(450,975)	$—	$—	$(450,975)
See Accompanying Notes to Financial Statements
84

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2022 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following futures contracts were outstanding for Voya Solution Moderately Aggressive Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	101	03/17/23	$8,943,045	$(320,139)
U.S. Treasury Ultra Long Bond	34	03/22/23	4,566,625	(130,836)
			$13,509,670	$(450,975)
Short Contracts:
MSCI EAFE Index	(48)	03/17/23	(4,678,560)	169,589
S&P 500® E-Mini	(46)	03/17/23	(8,880,300)	376,033
			$(13,558,860)	$545,622
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$37,510,454	$154,030	$(34,820,351)	$(2,844,133)	$—	$151,592	$1,862,431	$—
Voya Intermediate Bond Fund - Class R6	24,748,449	41,007,805	(22,498,247)	(4,706,522)	38,551,485	973,807	(2,009,838)	—
Voya Large Cap Value Portfolio - Class R6	—	30,260,069	(6,899,173)	(7,697,206)	15,663,690	259,044	(3,468,983)	9,914,120
Voya Multi-Manager Emerging Markets Equity Fund - Class I	17,728,371	14,128,133	(19,755,588)	1,735,361	13,836,277	378,685	(8,617,189)	—
Voya Multi-Manager International Equity Fund - Class I	54,586,096	4,490,077	(43,588,700)	(1,744,328)	13,743,145	164,753	(10,496,094)	—
Voya Multi-Manager International Factors Fund - Class I	18,520,991	18,754,209	(14,595,591)	(4,308,894)	18,370,715	642,916	(1,306,879)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	25,677,014	2,056,081	(5,167,214)	(4,758,610)	17,807,271	278,816	591,001	1,153,055
Voya Small Cap Growth Fund - Class R6	—	10,418,577	(967,795)	(600,694)	8,850,088	—	(40,175)	—
Voya Small Company Fund - Class R6	—	15,742,229	(1,223,024)	(1,033,679)	13,485,526	63,503	(90,731)	—
Voya U.S. Stock Index Portfolio - Class I	109,570,210	83,484,728	(17,613,139)	(33,883,250)	141,558,549	1,975,096	2,956,402	8,918,006
VY® Brandywine Global - Bond Portfolio - Class I	12,327,745	12,250,139	(3,723,987)	(3,057,085)	17,796,812	194,113	(321,315)	976,453
VY® Columbia Contrarian Core Portfolio - Class I	38,124,725	6,246,471	(36,299,322)	(8,071,874)	—	167,510	(2,269,236)	4,724,298
VY® Invesco Comstock Portfolio - Class I	27,736,382	1,806,506	(5,601,972)	(3,757,849)	20,183,067	366,970	3,612,620	55,923
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	11,935,614	3,658,960	(12,830,683)	(2,763,891)	—	615	(657,798)	1,793,619
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	62,651,484	7,386,105	(10,696,430)	(14,243,386)	45,097,773	721,501	350,427	6,155,136
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	24,169,210	8,581,866	(4,483,354)	(10,588,974)	17,678,748	—	(213,803)	4,805,456
VY® T. Rowe Price Growth Equity Portfolio - Class I	42,638,869	16,839,260	(18,788,873)	(19,376,463)	21,312,793	—	(355,761)	4,330,694
	$507,925,614	$277,265,245	$(259,553,443)	$(121,701,477)	$403,935,939	$6,338,921	$(20,474,921)	$42,826,760
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
85

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$545,622
Total Asset Derivatives		$545,622
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$320,139
Interest rate contracts	Variation margin payable on futures contracts*	130,836
Total Liability Derivatives		$450,975

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended Decmber 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,207,328
Interest rate contracts	(470,415)
Total	$736,913
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$225,483
Interest rate contracts	(130,836)
Total	$94,647
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $526,542,613.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,880,020
Gross Unrealized Depreciation	(82,411,623)
Net Unrealized Depreciation	$(79,531,603)
See Accompanying Notes to Financial Statements
86

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.1%
10,643	iShares 20+ Year Treasury Bond ETF	$1,059,617	3.1
4,027	iShares Russell 2000 ETF	702,148	2.0
6,963	Schwab U.S. TIPS ETF	360,614	1.0
12,672	Vanguard Russell 1000 Growth ETF	698,480	2.0
	Total Exchange-Traded Funds (Cost $3,423,168)	2,820,859	8.1
MUTUAL FUNDS: 91.9%
	Affiliated Investment Companies: 91.9%
196,045	Voya Global Bond Fund - Class R6	1,425,245	4.1
268,704	Voya High Yield Bond Fund - Class R6	1,765,387	5.1
840,988	Voya Intermediate Bond Fund - Class R6	7,190,444	20.6
82,232	Voya MidCap Opportunities Portfolio - Class R6	337,972	1.0
83,060	Voya Multi-Manager Emerging Markets Equity Fund - Class I	712,657	2.0
20,090	Voya Multi-Manager International Equity Fund - Class I	177,595	0.5
66,680	Voya Multi-Manager International Factors Fund - Class I	537,440	1.5
39,245	Voya Multi-Manager Mid Cap Value Fund - Class I	343,788	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
482,509	Voya Short Term Bond Fund - Class R6	$4,443,904	12.7
52,552	Voya Small Company Fund - Class R6	672,144	1.9
171,404	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,744,897	5.0
216,491	Voya U.S. Stock Index Portfolio - Class I	3,416,225	9.8
447,204	VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,154,529	11.9
33,083	VY® Invesco Comstock Portfolio - Class I	692,762	2.0
140,207	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	3,484,144	10.0
16,640	VY® T. Rowe Price Growth Equity Portfolio - Class I	979,447	2.8
	Total Mutual Funds (Cost $37,040,012)	32,078,580	91.9
	Total Investments in Securities (Cost $40,463,180)	$34,899,439	100.0
	Liabilities in Excess of Other Assets	(7,094)	—
	Net Assets	$34,892,345	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,820,859	$—	$—	$2,820,859
Mutual Funds	32,078,580	—	—	32,078,580
Total Investments, at fair value	$34,899,439	$—	$—	$34,899,439

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
87

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$1,689,876	$330,554	$(314,787)	$(280,398)	$1,425,245	$10,242	$(32,667)	$—
Voya High Yield Bond Fund - Class R6	5,601,768	587,113	(3,742,644)	(680,850)	1,765,387	119,152	188,235	24,659
Voya Intermediate Bond Fund - Class R6	6,396,432	5,190,252	(3,419,641)	(976,599)	7,190,444	201,573	(377,683)	37
Voya MidCap Opportunities Portfolio - Class R6	609,791	421,650	(586,026)	(107,443)	337,972	—	(305,107)	250,677
Voya Multi-Manager Emerging Markets Equity Fund - Class I	819,395	623,923	(848,093)	117,432	712,657	14,871	(384,166)	—
Voya Multi-Manager International Equity Fund - Class I	1,046,808	233,925	(1,118,844)	15,706	177,595	2,160	(255,828)	—
Voya Multi-Manager International Factors Fund - Class I	1,920,473	381,208	(1,665,172)	(99,069)	537,440	31,640	(213,006)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	663,281	120,177	(364,112)	(75,558)	343,788	5,474	(18,340)	22,637
Voya Short Term Bond Fund - Class R6	2,125,722	4,075,626	(1,598,302)	(159,142)	4,443,904	78,488	(74,396)	—
Voya Small Company Fund - Class R6	—	826,999	(104,791)	(50,064)	672,144	3,158	(8,136)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	1,333,437	1,342,925	(666,512)	(264,953)	1,744,897	41,176	(5,093)	172,907
Voya U.S. Stock Index Portfolio - Class I	4,422,535	3,037,978	(3,023,558)	(1,020,730)	3,416,225	48,118	(71,581)	313,726
VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,672,981	1,861,900	(1,534,585)	(845,767)	4,154,529	43,959	(2,128)	221,127
VY® Invesco Comstock Portfolio - Class I	—	925,205	(211,850)	(20,593)	692,762	12,556	(5,579)	1,888
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	849,777	301,492	(1,154,358)	3,089	—	47	(253,844)	135,878
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	4,318,527	1,139,558	(899,195)	(1,074,746)	3,484,144	55,548	56,078	464,657
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,691,503	949,730	(871,814)	(789,972)	979,447	—	(62,979)	197,578
	$38,162,306	$22,350,215	$(22,124,284)	$(6,309,657)	$32,078,580	$668,162	$(1,826,220)	$1,805,771
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $41,798,886.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(6,899,447)
Net Unrealized Depreciation	$(6,899,447)
See Accompanying Notes to Financial Statements
88

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.4%
135,864	iShares 20+ Year Treasury Bond ETF	$13,526,620	3.0
355,518	Schwab U.S. TIPS ETF	18,412,277	4.0
329,776	Vanguard FTSE Developed Markets ETF	13,840,699	3.0
161,761	Vanguard Russell 1000 Growth ETF	8,916,266	1.9
154,175	Vanguard Short-Term Bond ETF	11,606,294	2.5
	Total Exchange-Traded Funds (Cost $72,093,306)	66,302,156	14.4
MUTUAL FUNDS: 85.4%
	Affiliated Investment Companies: 85.4%
1,937,638	Voya Global Bond Fund - Class R6	14,086,632	3.0
12,241,038	Voya Intermediate Bond Fund - Class R6	104,660,874	22.7
2,199,704	Voya Multi-Manager Emerging Markets Equity Fund - Class I	18,873,461	4.1
2,116,011	Voya Multi-Manager International Equity Fund - Class I	18,705,533	4.0
2,909,413	Voya Multi-Manager International Factors Fund - Class I	23,449,866	5.1
776,859	Voya Multi-Manager Mid Cap Value Fund - Class I	6,805,283	1.5
137,124 (1)	Voya Small Cap Growth Fund - Class R6	4,515,504	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
358,809	Voya Small Company Fund - Class R6	$4,589,164	1.0
2,261,256	Voya U.S. High Dividend Low Volatility Fund - Class R6	23,019,586	5.0
4,297,417	Voya U.S. Stock Index Portfolio - Class I	67,813,247	14.7
4,415,799	VY® BrandywineGLOBAL - Bond Portfolio - Class I	41,022,769	8.9
1,849,249	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	45,953,836	10.0
787,401	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	6,755,896	1.5
226,330	VY® T. Rowe Price Growth Equity Portfolio - Class I	13,321,766	2.9
	Total Mutual Funds (Cost $467,415,829)	393,573,417	85.4
	Total Investments in Securities (Cost $539,509,135)	$459,875,573	99.8
	Assets in Excess of Other Liabilities	771,271	0.2
	Net Assets	$460,646,844	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$66,302,156	$—	$—	$66,302,156
Mutual Funds	393,573,417	—	—	393,573,417
Total Investments, at fair value	$459,875,573	$—	$—	$459,875,573
Other Financial Instruments+
Futures	357,605	—	—	357,605
Total Assets	$460,233,178	$—	$—	$460,233,178
See Accompanying Notes to Financial Statements
89

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2022 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Liabilities Table
Other Financial Instruments+
Futures	$(323,309)	$—	$—	$(323,309)
Total Liabilities	$(323,309)	$—	$—	$(323,309)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following futures contracts were outstanding for Voya Solution 2025 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	102	03/17/23	$9,031,590	$(323,309)
			$9,031,590	$(323,309)
Short Contracts:
MSCI EAFE Index	(48)	03/17/23	(4,678,560)	169,589
S&P 500® E-Mini	(23)	03/17/23	(4,440,150)	188,016
			$(9,118,710)	$357,605
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$18,139,252	$1,286,394	$(2,435,650)	$(2,903,364)	$14,086,632	$98,645	$(326,032)	$—
Voya High Yield Bond Fund - Class R6	30,835,364	129,047	(29,418,976)	(1,545,435)	—	125,415	752,693	—
Voya Intermediate Bond Fund - Class R6	128,175,110	47,967,468	(55,712,160)	(15,769,544)	104,660,874	3,325,002	(8,201,535)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	23,440,922	9,422,424	(9,286,427)	(4,703,458)	18,873,461	575,391	(2,265,297)	—
Voya Multi-Manager International Equity Fund - Class I	29,947,377	5,095,363	(9,881,211)	(6,455,996)	18,705,533	222,770	(1,061,880)	—
Voya Multi-Manager International Factors Fund - Class I	54,811,137	5,253,588	(31,015,800)	(5,599,059)	23,449,866	815,021	(5,284,668)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	9,492,954	1,003,951	(1,543,168)	(2,148,454)	6,805,283	105,935	587,447	438,098
Voya U.S. High Dividend Low Volatility Fund - Class R6	28,326,919	5,617,465	(7,574,218)	(3,350,580)	23,019,586	603,100	(425,120)	2,230,839
Voya U.S. Stock Index Portfolio - Class I	59,785,292	35,443,333	(8,809,019)	(18,606,359)	67,813,247	950,766	1,686,160	5,198,653
Voya Small Cap Growth Fund - Class R6	—	5,311,617	(491,333)	(304,780)	4,515,504	—	(22,550)	—
Voya Small Company Fund - Class R6	—	5,385,683	(444,526)	(351,993)	4,589,164	21,587	(37,130)	—
VY® BrandywineGLOBAL - Bond Portfolio - Class I	60,808,246	9,659,156	(20,902,587)	(8,542,046)	41,022,769	442,563	(245,999)	2,226,239
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	12,179,759	2,892,337	(15,169,535)	97,439	—	626	(3,561,871)	1,824,323
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	61,804,860	8,456,699	(9,844,581)	(14,463,142)	45,953,836	734,402	540,233	6,236,741
See Accompanying Notes to Financial Statements
90

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2022 (continued)

Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	$8,947,441	$3,599,955	$(1,947,177)	$(3,844,323)	$6,755,896	$—	$(210,491)	$1,819,875
VY® T. Rowe Price Growth Equity Portfolio - Class I	30,033,341	11,285,864	(14,882,276)	(13,115,163)	13,321,766	—	344,162	2,628,922
	$556,727,974	$157,810,344	$(219,358,644)	$(101,606,257)	$393,573,417	$8,021,223	$(17,731,878)	$22,603,690

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$357,605
Total Asset Derivatives		$357,605
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$323,309
Total Liability Derivatives		$323,309

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(234,241)
Interest rate contracts	(230,612)
Total	$(464,853)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$34,296
Total	$34,296
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $551,946,046.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,963,179
Gross Unrealized Depreciation	(93,999,356)
Net Unrealized Depreciation	$(92,036,177)
See Accompanying Notes to Financial Statements
91

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.7%
14,105	iShares 20+ Year Treasury Bond ETF	$1,404,294	2.9
5,336	iShares Russell 2000 ETF	930,385	1.9
9,227	Schwab U.S. TIPS ETF	477,866	1.0
34,143	Vanguard FTSE Developed Markets ETF	1,432,982	3.0
16,794	Vanguard Russell 1000 Growth ETF	925,685	1.9
6,445	Vanguard Short-Term Bond ETF	485,180	1.0
	Total Exchange-Traded Funds (Cost $6,295,669)	5,656,392	11.7
MUTUAL FUNDS: 88.4%
	Affiliated Investment Companies: 88.4%
1,208,457	Voya Intermediate Bond Fund - Class R6	10,332,310	21.4
231,761	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,988,513	4.1
280,363	Voya Multi-Manager International Equity Fund - Class I	2,478,405	5.1
370,252	Voya Multi-Manager International Factors Fund - Class I	2,984,229	6.2
109,281	Voya Multi-Manager Mid Cap Value Fund - Class I	957,299	2.0
14,655 (1)	Voya Small Cap Growth Fund - Class R6	482,601	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
76,561	Voya Small Company Fund - Class R6	$979,219	2.0
143,129	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,457,051	3.0
573,679	Voya U.S. Stock Index Portfolio - Class I	9,052,649	18.7
415,436	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,859,399	8.0
46,058	VY® Invesco Comstock Portfolio - Class I	964,455	2.0
195,080	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	4,847,728	10.0
110,766	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	950,372	2.0
23,967	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,410,711	2.9
	Total Mutual Funds (Cost $50,430,173)	42,744,941	88.4
	Total Investments in Securities (Cost $56,725,842)	$48,401,333	100.1
	Liabilities in Excess of Other Assets	(24,809)	(0.1)
	Net Assets	$48,376,524	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,656,392	$—	$—	$5,656,392
Mutual Funds	42,744,941	—	—	42,744,941
Total Investments, at fair value	$48,401,333	$—	$—	$48,401,333

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$2,866,184	$71,411	$(2,823,880)	$(113,715)	$—	$11,741	$35,053	$—
Voya Intermediate Bond Fund - Class R6	7,381,994	7,796,327	(3,625,437)	(1,220,574)	10,332,310	274,316	(540,396)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,177,620	1,331,111	(1,160,608)	(359,610)	1,988,513	60,313	(322,905)	—
Voya Multi-Manager International Equity Fund - Class I	4,450,745	1,453,435	(2,943,755)	(482,020)	2,478,405	29,292	(670,162)	—
Voya Multi-Manager International Factors Fund - Class I	5,652,916	1,496,960	(3,513,561)	(652,086)	2,984,229	102,886	(504,799)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,177,318	319,576	(296,249)	(243,346)	957,299	14,808	37,407	61,239
Voya Small Cap Growth Fund - Class R6	—	581,901	(69,038)	(30,262)	482,601	—	(2,445)	—
Voya Small Company Fund - Class R6	—	1,154,073	(105,893)	(68,961)	979,219	4,608	(8,595)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	1,714,944	635,294	(803,997)	(89,190)	1,457,051	37,928	(139,708)	140,327
Voya U.S. Stock Index Portfolio - Class I	6,571,040	6,469,337	(1,677,482)	(2,310,246)	9,052,649	126,483	286,767	670,284
VY® BrandywineGLOBAL - Bond Portfolio - Class I	5,090,169	1,756,013	(2,330,325)	(656,458)	3,859,399	40,182	(114,762)	202,126
VY® Columbia Contrarian Core Portfolio - Class I	2,039,760	744,164	(2,475,863)	(308,061)	—	9,968	(295,328)	281,128
VY® Invesco Comstock Portfolio - Class I	—	1,308,143	(315,989)	(27,699)	964,455	17,435	(8,986)	2,535
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,688,659	625,067	(2,171,852)	(141,874)	—	96	(370,416)	279,503
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	5,747,841	1,795,031	(1,333,017)	(1,362,127)	4,847,728	77,168	(26,100)	637,170
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,107,316	652,902	(390,614)	(419,232)	950,372	—	(110,300)	245,099
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,782,740	1,512,112	(1,805,376)	(1,078,765)	1,410,711	—	(171,430)	265,562
	$50,449,246	$29,702,857	$(27,842,936)	$(9,564,226)	$42,744,941	$807,224	$(2,927,105)	$2,784,973
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $58,604,213.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$174,259
Gross Unrealized Depreciation	(10,377,139)
Net Unrealized Depreciation	$(10,202,880)
See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.4%
131,526	iShares 20+ Year Treasury Bond ETF	$13,094,728	2.5
638,538	Vanguard FTSE Developed Markets ETF	26,799,440	5.0
281,872	Vanguard Russell 1000 Growth ETF	15,536,785	2.9
72,115	Vanguard Short-Term Bond ETF	5,428,817	1.0
	Total Exchange-Traded Funds (Cost $66,210,627)	60,859,770	11.4
MUTUAL FUNDS: 88.4%
	Affiliated Investment Companies: 88.4%
8,897,070	Voya Intermediate Bond Fund - Class R6	76,069,949	14.2
3,065,623	Voya Large Cap Value Portfolio - Class R6	15,971,894	3.0
3,209,205	Voya Multi-Manager Emerging Markets Equity Fund - Class I	27,534,978	5.1
3,710,642	Voya Multi-Manager International Equity Fund - Class I	32,802,073	6.1
4,762,695	Voya Multi-Manager International Factors Fund - Class I	38,387,323	7.1
1,209,146	Voya Multi-Manager Mid Cap Value Fund - Class I	10,592,117	2.0
160,819 (1)	Voya Small Cap Growth Fund - Class R6	5,295,764	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
841,404	Voya Small Company Fund - Class R6	$10,761,557	2.0
8,858,430	Voya U.S. Stock Index Portfolio - Class I	139,786,025	26.1
2,294,488	VY® BrandywineGLOBAL - Bond Portfolio - Class I	21,315,797	4.0
764,404	VY® Invesco Comstock Portfolio - Class I	16,006,625	3.0
2,158,763	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	53,645,265	10.0
1,225,631	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	10,515,915	1.9
263,359	VY® T. Rowe Price Growth Equity Portfolio - Class I	15,501,334	2.9
	Total Mutual Funds (Cost $560,528,298)	474,186,616	88.4
	Total Investments in Securities (Cost $626,738,925)	$535,046,386	99.8
	Assets in Excess of Other Liabilities	1,137,231	0.2
	Net Assets	$536,183,617	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$60,859,770	$—	$—	$60,859,770
Mutual Funds	474,186,616	—	—	474,186,616
Total Investments, at fair value	$535,046,386	$—	$—	$535,046,386
Other Financial Instruments+
Futures	753,728	—	—	753,728
Total Assets	$535,800,114	$—	$—	$535,800,114
Liabilities Table
Other Financial Instruments+
Futures	$(601,062)	$—	$—	$(601,062)
Total Liabilities	$(601,062)	$—	$—	$(601,062)
See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2022 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following futures contracts were outstanding for Voya Solution 2035 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	118	03/17/23	$10,448,310	$(374,024)
U.S. Treasury Ultra Long Bond	59	03/22/23	7,924,437	(227,038)
			$18,372,747	$(601,062)
Short Contracts:
MSCI EAFE Index	(56)	03/17/23	(5,458,320)	197,854
S&P 500® E-Mini	(68)	03/17/23	(13,127,400)	555,874
			$(18,585,720)	$753,728
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$27,387,145	$123,686	$(25,881,111)	$(1,629,720)	$—	$119,737	$862,446	$—
Voya Intermediate Bond Fund - Class R6	60,987,983	42,774,377	(16,738,394)	(10,954,017)	76,069,949	2,114,194	(2,478,954)	—
Voya Large Cap Value Portfolio - Class R6	—	29,483,029	(5,108,663)	(8,402,472)	15,971,894	263,771	(2,476,123)	9,680,197
Voya Multi-Manager Emerging Markets Equity Fund - Class I	32,539,072	12,174,461	(9,954,613)	(7,223,942)	27,534,978	894,698	(2,449,054)	—
Voya Multi-Manager International Equity Fund - Class I	73,158,500	8,322,116	(37,015,188)	(11,663,355)	32,802,073	390,245	(6,844,589)	—
Voya Multi-Manager International Factors Fund - Class I	67,627,412	13,841,967	(34,758,882)	(8,323,174)	38,387,323	1,332,763	(6,066,827)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	14,036,669	1,533,207	(1,866,984)	(3,110,775)	10,592,117	164,753	756,434	681,343
Voya Small Cap Growth Fund - Class R6	—	6,093,773	(446,003)	(352,006)	5,295,764	—	(18,578)	—
Voya Small Company Fund - Class R6	—	12,075,971	(490,467)	(823,947)	10,761,557	50,631	(39,859)	—
Voya U.S. Stock Index Portfolio - Class I	80,572,885	93,606,215	(9,635,918)	(24,757,157)	139,786,025	1,934,092	2,099,898	6,399,687
VY® BrandywineGLOBAL - Bond Portfolio - Class I	27,004,383	14,603,462	(17,047,572)	(3,244,476)	21,315,797	221,101	(1,009,072)	1,112,211
VY® Columbia Contrarian Core Portfolio - Class I	41,745,822	8,256,971	(40,996,995)	(9,005,798)	—	191,066	(2,633,602)	5,388,645
VY® Invesco Comstock Portfolio - Class I	20,428,220	1,723,425	(5,457,331)	(687,689)	16,006,625	290,011	589,323	42,524
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	20,340,899	4,540,856	(22,965,972)	(1,915,783)	—	1,055	(3,915,728)	3,075,561
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	68,614,921	10,209,913	(9,008,843)	(16,170,726)	53,645,265	855,144	484,002	7,010,493
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	13,257,061	5,284,341	(2,202,231)	(5,823,256)	10,515,915	—	(258,057)	2,740,541
VY® T. Rowe Price Growth Equity Portfolio - Class I	40,172,788	13,196,730	(20,457,197)	(17,410,987)	15,501,334	—	1,815,687	2,968,072
	$587,873,760	$277,844,500	$(260,032,364)	$(131,499,280)	$474,186,616	$8,823,261	$(21,582,653)	$39,099,274
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$753,728
Total Asset Derivatives		$753,728
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$374,024
Interest rate contracts	Variation margin payable on futures contracts*	227,038
Total Liability Derivatives		$601,062

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(653,985)
Interest rate contracts	(707,214)
Total	$(1,361,199)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$379,704
Interest rate contracts	(227,038)
Total	$152,666
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $637,534,272.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$4,658,312
Gross Unrealized Depreciation	(106,993,532)
Net Unrealized Depreciation	$(102,335,220)
See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.6%
15,320	iShares 20+ Year Treasury Bond ETF	$1,525,259	3.9
4,347	iShares Russell 2000 ETF	757,943	1.9
46,445	Vanguard FTSE Developed Markets ETF	1,949,297	4.9
20,520	Vanguard Russell 1000 Growth ETF	1,131,062	2.9
5,250	Vanguard Short-Term Bond ETF	395,220	1.0
	Total Exchange-Traded Funds (Cost $6,260,074)	5,758,781	14.6
MUTUAL FUNDS: 85.3%
	Affiliated Investment Companies: 85.3%
329,703	Voya Intermediate Bond Fund - Class R6	2,818,964	7.2
282,738	Voya Large Cap Value Portfolio - Class R6	1,473,066	3.7
236,488	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,029,064	5.2
320,837	Voya Multi-Manager International Equity Fund - Class I	2,836,196	7.2
403,448	Voya Multi-Manager International Factors Fund - Class I	3,251,789	8.3
89,215	Voya Multi-Manager Mid Cap Value Fund - Class I	781,522	2.0
17,912 (1)	Voya Small Cap Growth Fund - Class R6	589,853	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
78,097	Voya Small Company Fund - Class R6	$998,859	2.5
714,729	Voya U.S. Stock Index Portfolio - Class I	11,278,427	28.6
85,331	VY® BrandywineGLOBAL - Bond Portfolio - Class I	792,722	2.0
65,800	VY® Invesco Comstock Portfolio - Class I	1,377,858	3.5
119,438	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,968,045	7.5
90,434	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	775,926	2.0
27,781	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,635,174	4.1
	Total Mutual Funds (Cost $39,989,775)	33,607,465	85.3
	Total Investments in Securities (Cost $46,249,849)	$39,366,246	99.9
	Assets in Excess of Other Liabilities	20,979	0.1
	Net Assets	$39,387,225	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,758,781	$—	$—	$5,758,781
Mutual Funds	33,607,465	—	—	33,607,465
Total Investments, at fair value	$39,366,246	$—	$—	$39,366,246

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$1,288,027	$60,960	$(1,294,637)	$(54,350)	$—	$6,366	$12,851	$—
Voya Intermediate Bond Fund - Class R6	1,700,030	2,829,628	(1,481,352)	(229,342)	2,818,964	72,609	(234,870)	—
Voya Large Cap Value Portfolio - Class R6	—	2,620,382	(434,024)	(713,292)	1,473,066	24,236	(194,659)	811,423
Voya Short Term Bond Portfolio - Class R6	—	1,385,858	(1,385,858)	—	—	3,595	(10,417)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,035,954	1,290,225	(1,050,612)	(246,503)	2,029,064	65,395	(389,083)	—
Voya Multi-Manager International Equity Fund - Class I	5,841,631	1,685,873	(4,291,751)	(399,557)	2,836,196	33,345	(1,024,446)	—
Voya Multi-Manager International Factors Fund - Class I	3,817,886	2,289,819	(2,251,930)	(603,986)	3,251,789	111,506	(293,253)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	878,680	283,663	(261,077)	(119,744)	781,522	12,042	(37,168)	49,802
Voya Small Cap Growth Fund - Class R6	—	680,491	(53,829)	(36,809)	589,853	—	(2,172)	—
Voya Small Company Fund - Class R6	—	1,122,452	(53,779)	(69,814)	998,859	4,705	(4,287)	—
Voya U.S. Stock Index Portfolio - Class I	6,089,443	8,916,712	(1,495,588)	(2,232,140)	11,278,427	158,697	287,228	626,377
VY® BrandywineGLOBAL - Bond Portfolio - Class I	846,869	1,063,456	(1,034,990)	(82,613)	792,722	7,413	(58,027)	37,289
VY® Columbia Contrarian Core Portfolio - Class I	2,835,273	1,145,790	(3,509,118)	(471,945)	—	14,110	(359,039)	397,938
VY® Invesco Comstock Portfolio - Class I	1,965,719	650,835	(1,134,645)	(104,051)	1,377,858	24,779	111,984	3,382
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,285,781	530,605	(1,722,801)	(93,585)	—	71	(286,562)	206,636
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	3,227,025	1,205,241	(673,286)	(790,935)	2,968,045	46,922	13,065	352,613
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	832,864	522,774	(258,550)	(321,162)	775,926	—	(79,792)	186,817
VY® T. Rowe Price Growth Equity Portfolio - Class I	3,058,730	1,698,368	(1,789,367)	(1,332,557)	1,635,174	—	(25,355)	287,085
	$35,703,912	$29,983,132	$(24,177,194)	$(7,902,385)	$33,607,465	$585,791	$(2,574,002)	$2,959,362
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $47,853,922.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$235,137
Gross Unrealized Depreciation	(8,722,813)
Net Unrealized Depreciation	$(8,487,676)
See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.1%
82,314	iShares 20+ Year Treasury Bond ETF	$8,195,182	1.9
499,741	Vanguard FTSE Developed Markets ETF	20,974,130	5.0
202,132	Vanguard Russell 1000 Growth ETF	11,141,516	2.7
83,590	Vanguard Short-Term Bond ETF	6,292,655	1.5
	Total Exchange-Traded Funds (Cost $50,370,741)	46,603,483	11.1
MUTUAL FUNDS: 88.4%
	Affiliated Investment Companies: 88.4%
1,240,371	Voya Intermediate Bond Fund - Class R6	10,605,169	2.5
2,600,770	Voya Large Cap Value Portfolio - Class R6	13,550,013	3.2
2,989,169	Voya Multi-Manager Emerging Markets Equity Fund - Class I	25,647,068	6.1
4,359,086	Voya Multi-Manager International Equity Fund - Class I	38,534,320	9.2
4,795,746	Voya Multi-Manager International Factors Fund - Class I	38,653,715	9.2
946,893	Voya Multi-Manager Mid Cap Value Fund - Class I	8,294,782	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
188,955 (1)	Voya Small Cap Growth Fund - Class R6	$6,222,286	1.5
823,945	Voya Small Company Fund - Class R6	10,538,254	2.5
9,151,189	Voya U.S. Stock Index Portfolio - Class I	144,405,759	34.4
798,148	VY® Invesco Comstock Portfolio - Class I	16,713,213	4.0
1,267,928	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	31,508,005	7.5
959,852	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	8,235,534	2.0
307,137	VY® T. Rowe Price Growth Equity Portfolio - Class I	18,078,090	4.3
	Total Mutual Funds
	(Cost $447,929,292)	370,986,208	88.4
	Total Investments in Securities (Cost $498,300,033)	$417,589,691	99.5
	Assets in Excess of Other Liabilities	1,905,721	0.5
	Net Assets	$419,495,412	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$46,603,483	$—	$—	$46,603,483
Mutual Funds	370,986,208	—	—	370,986,208
Total Investments, at fair value	$417,589,691	$—	$—	$417,589,691
Other Financial Instruments+
Futures	678,633	—	—	678,633
Total Assets	$418,268,324	$—	$—	$418,268,324
Liabilities Table
Other Financial Instruments+
Futures	$(533,364)	$—	$—	$(533,364)
Total Liabilities	$(533,364)	$—	$—	$(533,364)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2022 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following futures contracts were outstanding for Voya Solution 2045 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	93	03/17/23	$8,234,685	$(294,782)
U.S. Treasury Ultra Long Bond	62	03/22/23	8,327,375	(238,582)
			$16,562,060	$(533,364)
Short Contracts:
MSCI EAFE Index	(44)	03/17/23	(4,288,680)	155,457
S&P 500® E-Mini	(64)	03/17/23	(12,355,200)	523,176
			$(16,643,880)	$678,633
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$10,581,607	$86,056	$(10,093,446)	$(574,217)	$—	$48,802	$270,615	$—
Voya Intermediate Bond Fund - Class R6	—	22,531,826	(11,425,819)	(500,838)	10,605,169	120,464	(198,988)	—
Voya Large Cap Value Portfolio - Class R6	—	24,869,746	(4,064,315)	(7,255,418)	13,550,013	223,651	(1,863,086)	8,095,092
Voya Multi-Manager Emerging Markets Equity Fund - Class I	30,106,595	10,844,764	(8,269,487)	(7,034,804)	25,647,068	864,931	(1,907,044)	—
Voya Multi-Manager International Equity Fund - Class I	82,244,175	9,555,216	(41,192,195)	(12,072,876)	38,534,320	457,686	(7,208,984)	—
Voya Multi-Manager International Factors Fund - Class I	47,094,868	21,900,501	(22,443,778)	(7,897,876)	38,653,715	1,339,808	(3,391,157)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	10,830,778	1,255,205	(1,649,072)	(2,142,129)	8,294,782	128,824	301,508	532,756
Voya Small Cap Growth Fund - Class R6	—	7,087,856	(451,973)	(413,597)	6,222,286	—	(20,015)	—
Voya Small Company Fund - Class R6	—	11,810,052	(475,749)	(796,049)	10,538,254	49,560	(40,480)	—
Voya U.S. Stock Index Portfolio - Class I	85,397,460	96,025,677	(10,404,658)	(26,612,720)	144,405,759	2,002,812	503,848	7,627,316
VY® BrandywineGLOBAL - Bond Portfolio - Class I	—	5,037,981	(5,037,981)	—	—	—	(47,620)	—
VY® Columbia Contrarian Core Portfolio - Class I	40,324,275	8,151,597	(38,944,136)	(9,531,736)	—	184,523	(1,733,365)	5,203,527
VY® Invesco Comstock Portfolio - Class I	26,607,798	2,179,006	(8,538,400)	(3,535,191)	16,713,213	302,450	3,566,644	43,806
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	15,749,664	3,624,688	(18,034,926)	(1,339,426)	—	814	(3,185,622)	2,372,530
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	39,766,646	6,664,622	(5,723,962)	(9,199,301)	31,508,005	501,629	65,700	4,059,434
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	10,258,720	4,095,536	(1,981,983)	(4,136,739)	8,235,534	—	(579,522)	2,117,377
VY® T. Rowe Price Growth Equity Portfolio - Class I	37,581,012	13,945,835	(15,051,777)	(18,396,980)	18,078,090	—	1,956,385	3,437,831
	$436,543,598	$249,666,164	$(203,783,657)	$(111,439,897)	$370,986,208	$6,225,954	$(13,511,183)	$33,489,669
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$678,633
Total Asset Derivatives		$678,633
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$294,782
Interest rate contracts	Variation margin payable on futures contracts*	238,582
Total Liability Derivatives		$533,364

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended Decmber 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$858,695
Interest rate contracts	(752,781)
Total	$105,914
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$383,851
Interest rate contracts	(238,582)
Total	$145,269
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $505,997,819.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,415,430
Gross Unrealized Depreciation	(91,678,289)
Net Unrealized Depreciation	$(88,262,859)
See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.4%
9,641	iShares 20+ Year Treasury Bond ETF	$959,858	2.9
3,648	iShares Russell 2000 ETF	636,065	1.9
38,957	Vanguard FTSE Developed Markets ETF	1,635,025	5.0
15,784	Vanguard Russell 1000 Growth ETF	870,014	2.6
4,405	Vanguard Short-Term Bond ETF	331,609	1.0
	Total Exchange-Traded Funds (Cost $4,680,512)	4,432,571	13.4
MUTUAL FUNDS: 86.6%
	Affiliated Investment Companies: 86.6%
58,333	Voya Intermediate Bond Fund - Class R6	498,748	1.5
191,000	Voya Large Cap Value Portfolio - Class R6	995,110	3.0
239,732	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,056,897	6.2
348,888	Voya Multi-Manager International Equity Fund - Class I	3,084,168	9.3
341,037	Voya Multi-Manager International Factors Fund - Class I	2,748,756	8.3
94,170	Voya Multi-Manager Mid Cap Value Fund - Class I	824,930	2.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
15,173 (1)	Voya Small Cap Growth Fund - Class R6	$499,637	1.5
66,145	Voya Small Company Fund - Class R6	845,997	2.5
697,439	Voya U.S. Stock Index Portfolio - Class I	11,005,584	33.1
67,470	VY® Invesco Comstock Portfolio - Class I	1,412,823	4.2
101,968	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,533,909	7.6
95,459	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	819,041	2.5
24,899	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,465,556	4.4
	Total Mutual Funds (Cost $33,848,371)	28,791,156	86.6
	Total Investments in Securities (Cost $38,528,883)	$33,223,727	100.0
	Assets in Excess of Other Liabilities	14,301	0.0
	Net Assets	$33,238,028	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,432,571	$—	$—	$4,432,571
Mutual Funds	28,791,156	—	—	28,791,156
Total Investments, at fair value	$33,223,727	$—	$—	$33,223,727

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$—	$1,270,313	$(760,032)	$(11,533)	$498,748	$6,400	$(39,645)	$—
Voya Large Cap Value Portfolio - Class R6	—	1,782,579	(329,314)	(458,155)	995,110	16,344	(143,860)	536,783
Voya Money Market Portfolio - Class I	—	—	—	—	—	2,121	—	—
Voya Short Term Bond Portfolio - Class R6	—	1,172,954	(1,172,954)	—	—	3,489	(12,569)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,060,972	1,530,830	(1,363,405)	(171,500)	2,056,897	68,957	(494,241)	—
Voya Multi-Manager International Equity Fund - Class I	6,334,599	1,516,780	(4,297,618)	(469,593)	3,084,168	36,232	(949,535)	—
Voya Multi-Manager International Factors Fund - Class I	2,504,499	2,358,965	(1,699,641)	(415,067)	2,748,756	94,229	(268,704)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	928,895	275,883	(196,680)	(183,168)	824,930	12,700	18,282	52,523
Voya Small Cap Growth Fund - Class R6	—	584,618	(54,428)	(30,553)	499,637	—	(2,445)	—
Voya Small Company Fund - Class R6	—	964,482	(61,251)	(57,234)	845,997	3,974	(5,161)	—
Voya U.S. Stock Index Portfolio - Class I	5,815,953	8,117,055	(1,003,279)	(1,924,145)	11,005,584	151,506	151,769	517,178
VY® Columbia Contrarian Core Portfolio - Class I	2,761,026	1,031,941	(3,270,333)	(522,634)	—	13,514	(277,959)	381,139
VY® Invesco Comstock Portfolio - Class I	1,896,123	471,834	(713,182)	(241,952)	1,412,823	25,345	246,812	3,409
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	695,245	336,276	(964,828)	(66,693)	—	39	(141,263)	113,622
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,722,669	1,010,372	(549,217)	(649,915)	2,533,909	39,805	(1,243)	291,620
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class R6	876,491	523,583	(229,888)	(351,145)	819,041	—	(68,086)	193,838
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,565,698	1,369,138	(1,233,097)	(1,236,183)	1,465,556	—	62,459	252,311
	$29,162,170	$24,317,603	$(17,899,147)	$(6,789,470)	$28,791,156	$474,655	$(1,925,389)	$2,342,423
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $40,054,917.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$231,660
Gross Unrealized Depreciation	(7,062,850)
Net Unrealized Depreciation	$(6,831,190)
See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.0%
21,178	iShares 20+ Year Treasury Bond ETF	$2,108,482	1.4
177,452	Vanguard FTSE Developed Markets ETF	7,447,660	5.0
71,820	Vanguard Russell 1000 Growth ETF	3,958,718	2.6
	Total Exchange-Traded Funds (Cost $14,008,903)	13,514,860	9.0
MUTUAL FUNDS: 90.5%
	Affiliated Investment Companies: 90.5%
178,522	Voya Intermediate Bond Fund - Class R6	1,526,365	1.0
786,676	Voya Large Cap Value Portfolio - Class R6	4,098,583	2.8
1,068,692	Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,169,374	6.1
1,556,510	Voya Multi-Manager International Equity Fund - Class I	13,759,552	9.2
1,716,669	Voya Multi-Manager International Factors Fund - Class I	13,836,351	9.2
423,109	Voya Multi-Manager Mid Cap Value Fund - Class I	3,706,439	2.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
67,749 (1)	Voya Small Cap Growth Fund - Class R6	$2,230,977	1.5
295,399	Voya Small Company Fund - Class R6	3,778,158	2.5
3,505,594	Voya U.S. Stock Index Portfolio - Class I	55,318,266	36.9
320,976	VY® Invesco Comstock Portfolio - Class I	6,721,236	4.5
454,198	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	11,286,823	7.5
428,894	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	3,679,909	2.5
110,226	VY® T. Rowe Price Growth Equity Portfolio - Class I	6,487,889	4.3
	Total Mutual Funds (Cost $161,369,638)	135,599,922	90.5
	Total Investments in Securities (Cost $175,378,541)	$149,114,782	99.5
	Assets in Excess of Other Liabilities	744,860	0.5
	Net Assets	$149,859,642	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$13,514,860	$—	$—	$13,514,860
Mutual Funds	135,599,922	—	—	135,599,922
Total Investments, at fair value	$149,114,782	$—	$—	$149,114,782
Other Financial Instruments+
Futures	244,546	—	—	244,546
Total Assets	$149,359,328	$—	$—	$149,359,328
Liabilities Table
Other Financial Instruments+
Futures	$(189,258)	$—	$—	$(189,258)
Total Liabilities	$(189,258)	$—	$—	$(189,258)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following futures contracts were outstanding for Voya Solution 2055 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	33	03/17/23	$2,921,985	$(104,600)
U.S. Treasury Ultra Long Bond	22	03/22/23	2,954,875	(84,658)
			$5,876,860	$(189,258)
Short Contracts:
MSCI EAFE Index	(16)	03/17/23	(1,559,520)	56,530
S&P 500® E-Mini	(23)	03/17/23	(4,440,150)	188,016
			$(5,999,670)	$244,546
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$—	$2,319,254	$(757,776)	$(35,113)	$1,526,365	$4,267	$(4,328)	$—
Voya Large Cap Value Portfolio - Class R6	—	7,313,063.00	(1,076,567.00)	(2,137,913.00)	4,098,583.00	67,569.00	(481,632.00)	2,335,066.00
Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,109,823	6,113,095	(5,451,616)	(1,601,928)	9,169,374	308,042	(1,869,078)	—
Voya Multi-Manager International Equity Fund - Class I	32,797,508	4,557,004	(20,272,525)	(3,322,435)	13,759,552	162,636	(3,663,935)	—
Voya Multi-Manager International Factors Fund - Class I	10,531,256	12,464,309	(6,780,621)	(2,378,593)	13,836,351	477,212	(981,318)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	4,557,094	771,027	(653,499)	(968,183)	3,706,439	57,326	187,551	237,075
Voya Small Cap Growth Fund - Class R6	—	2,546,397	(172,457)	(142,963)	2,230,977	—	(6,469)	—
Voya Small Company Fund - Class R6	—	4,198,336	(144,267)	(275,911)	3,778,158	17,755	(10,407)	—
Voya U.S. Stock Index Portfolio - Class I	30,874,516	38,111,734	(4,121,115)	(9,546,869)	55,318,266	765,621	(53,598)	2,787,125
VY® Columbia Contrarian Core Portfolio - Class I	13,545,373	3,397,911	(14,074,082)	(2,869,202)	—	63,425	(936,970)	1,788,767
VY® Invesco Comstock Portfolio - Class I	9,782,524	1,273,917	(2,722,815)	(1,612,390)	6,721,236	121,259	1,626,004	16,940
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	3,460,884	1,114,353	(4,333,629)	(241,608)	—	186	(766,641)	541,000
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	13,357,413	3,329,457	(2,313,687)	(3,086,360)	11,286,823	178,964	(9,809)	1,385,574
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	4,299,035	1,966,665	(678,641)	(1,907,150)	3,679,909	—	(87,179)	909,759
VY® T. Rowe Price Growth Equity Portfolio - Class I	12,603,289	5,249,034	(5,537,625)	(5,826,809)	6,487,889	—	266,245	1,183,143
	$145,918,715	$94,725,556	$(69,090,922)	$(35,953,427)	$135,599,922	$2,224,262	$(6,791,564)	$11,184,449
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
105

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$244,546
Total Asset Derivatives		$244,546
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$104,600
Interest rate contracts	Variation margin payable on futures contracts*	84,658
Total Liability Derivatives		$189,258

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended Decmber 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$316,731
Interest rate contracts	(351,925)
Total	$(35,194)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$139,946
Interest rate contracts	(84,658)
Total	$55,288
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $178,838,961.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,601,185
Gross Unrealized Depreciation	(31,270,076)
Net Unrealized Depreciation	$(29,668,891)
See Accompanying Notes to Financial Statements
106

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.2%
7,304	iShares 20+ Year Treasury Bond ETF	$727,186	2.9
2,763	iShares Russell 2000 ETF	481,757	1.9
29,170	Vanguard FTSE Developed Markets ETF	1,224,265	4.8
11,958	Vanguard Russell 1000 Growth ETF	659,125	2.6
	Total Exchange-Traded Funds (Cost $3,281,372)	3,092,333	12.2
MUTUAL FUNDS: 87.8%
	Affiliated Investment Companies: 87.8%
46,065	Voya Intermediate Bond Fund - Class R6	393,855	1.5
134,155	Voya Large Cap Value Portfolio - Class R6	698,946	2.7
183,604	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,575,319	6.2
268,204	Voya Multi-Manager International Equity Fund - Class I	2,370,921	9.3
262,106	Voya Multi-Manager International Factors Fund - Class I	2,112,574	8.3
72,157	Voya Multi-Manager Mid Cap Value Fund - Class I	632,098	2.5
11,690 (1)	Voya Small Cap Growth Fund - Class R6	384,939	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
50,951	Voya Small Company Fund - Class R6	$651,669	2.6
542,495	Voya U.S. Stock Index Portfolio - Class I	8,560,568	33.7
54,739	VY® Invesco Comstock Portfolio - Class I	1,146,236	4.5
82,916	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,060,463	8.1
73,144	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	627,575	2.5
19,209	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,130,642	4.4
	Total Mutual Funds (Cost $26,153,749)	22,345,805	87.8
	Total Investments in Securities (Cost $29,435,121)	$25,438,138	100.0
	Assets in Excess of Other Liabilities	967	0.0
	Net Assets	$25,439,105	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,092,333	$—	$—	$3,092,333
Mutual Funds	22,345,805	—	—	22,345,805
Total Investments, at fair value	$25,438,138	$—	$—	$25,438,138

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
107

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$—	$403,133	$(411)	$(8,867)	$393,855	$864	$(3)	$—
Voya Large Cap Value Portfolio - Class R6	—	1,240,211	(227,019)	(314,246)	698,946	11,461	(101,799)	372,189
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,518,650	1,200,867	(1,018,590)	(125,608)	1,575,319	52,418	(368,276)	—
Voya Multi-Manager International Equity Fund - Class I	4,925,684	1,279,444	(3,643,074)	(191,133)	2,370,921	27,585	(888,244)	—
Voya Multi-Manager International Factors Fund - Class I	1,581,241	2,076,279	(1,350,362)	(194,584)	2,112,574	71,713	(298,914)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	684,001	231,693	(140,544)	(143,052)	632,098	9,655	20,548	39,930
Voya Short Term Bond Fund - Class R6	—	927,866	(927,866)	—	—	4,193	(8,503)	—
Voya Small Cap Growth Fund - Class R6	—	451,119	(43,211)	(22,969)	384,939	—	(1,869)	—
Voya Small Company Fund - Class R6	—	744,604	(50,192)	(42,743)	651,669	3,059	(4,290)	—
Voya U.S. Stock Index Portfolio - Class I	4,641,536	6,318,460	(798,219)	(1,601,209)	8,560,568	117,895	100,336	444,794
VY® Columbia Contrarian Core Portfolio - Class I	2,033,082	832,700	(2,494,630)	(371,152)	—	10,173	(225,133)	286,906
VY® Invesco Comstock Portfolio - Class I	1,477,270	428,566	(558,417)	(201,183)	1,146,236	20,514	205,790	2,717
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	525,150	264,566	(749,937)	(39,779)	—	30	(116,585)	86,556
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,004,945	1,027,833	(488,406)	(483,909)	2,060,463	32,318	(3,307)	220,569
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	645,818	415,551	(162,664)	(271,130)	627,575	—	(40,650)	145,915
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,897,978	1,094,452	(1,081,165)	(780,623)	1,130,642	—	(92,835)	189,748
	$21,935,355	$18,937,344	$(13,734,707)	$(4,792,187)	$22,345,805	$361,878	$(1,823,734)	$1,789,324
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $30,773,765.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$170,332
Gross Unrealized Depreciation	(5,505,960)
Net Unrealized Depreciation	$(5,335,628)
See Accompanying Notes to Financial Statements
108

PORTFOLIO OF INVESTMENTS
Voya Solution 2065 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.5%
1,926	iShares 20+ Year Treasury Bond ETF	$191,753	2.3
875	iShares Russell 2000 ETF	152,565	1.9
11,226	Vanguard FTSE Developed Markets ETF	471,155	5.8
3,785	Vanguard Russell 1000 Growth ETF	208,629	2.5
	Total Exchange-Traded Funds (Cost $1,055,306)	1,024,102	12.5
MUTUAL FUNDS: 87.4%
	Affiliated Investment Companies: 87.4%
14,737	Voya Intermediate Bond Fund - Class R6	126,003	1.5
42,988	Voya Large Cap Value Portfolio - Class R6	223,967	2.7
58,826	Voya Multi-Manager Emerging Markets Equity Fund - Class I	504,725	6.2
86,347	Voya Multi-Manager International Equity Fund - Class I	763,311	9.4
84,375	Voya Multi-Manager International Factors Fund - Class I	680,062	8.3
23,122	Voya Multi-Manager Mid Cap Value Fund - Class I	202,548	2.5
3,767 (1)	Voya Small Cap Growth Fund - Class R6	124,063	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
16,421	Voya Small Company Fund - Class R6	$210,022	2.6
171,135	Voya U.S. Stock Index Portfolio - Class I	2,700,504	33.1
17,540	VY® Invesco Comstock Portfolio - Class I	367,292	4.5
26,617	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	661,440	8.1
23,436	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	201,083	2.5
6,198	VY® T. Rowe Price Growth Equity Portfolio - Class I	364,787	4.5
	Total Mutual Funds (Cost $8,119,259)	7,129,807	87.4
	Total Investments in Securities (Cost $9,174,565)	$8,153,909	99.9
	Assets in Excess of Other Liabilities	6,681	0.1
	Net Assets	$8,160,590	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,024,102	$—	$—	$1,024,102
Mutual Funds	7,129,807	—	—	7,129,807
Total Investments, at fair value	$8,153,909	$—	$—	$8,153,909

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
109

PORTFOLIO OF INVESTMENTS
Voya Solution 2065 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$—	$128,854	$(15)	$(2,836)	$126,003	$276	$—	$—
Voya Large Cap Value Portfolio - Class R6	—	372,751	(58,703)	(90,081)	223,967	3,674	(28,033)	106,196
Voya Multi-Manager Emerging Markets Equity Fund - Class I	334,426	464,732	(271,427)	(23,006)	504,725	16,686	(104,943)	—
Voya Multi-Manager International Equity Fund - Class I	1,081,129	713,480	(1,086,865)	55,567	763,311	8,804	(323,835)	—
Voya Multi-Manager International Factors Fund - Class I	347,043	776,207	(412,621)	(30,567)	680,062	22,878	(101,744)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	149,511	124,220	(37,688)	(33,495)	202,548	3,074	323	12,713
Voya Short Term Bond Fund - Class R6	—	271,932	(271,932)	—	—	1,197	(2,430)	—
Voya Small Cap Growth Fund - Class R6	—	143,347	(12,428)	(6,856)	124,063	—	(414)	—
Voya Small Company Fund - Class R6	—	236,648	(14,508)	(12,118)	210,022	986	(945)	—
Voya U.S. Stock Index Portfolio - Class I	1,073,502	2,441,576	(414,867)	(399,707)	2,700,504	37,132	(10,451)	127,234
VY® Columbia Contrarian Core Portfolio - Class I	444,632	400,349	(797,167)	(47,814)	—	2,876	(111,165)	81,114
VY® Invesco Comstock Portfolio - Class I	349,424	270,019	(214,224)	(37,927)	367,292	6,540	39,600	768
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	138,296	124,147	(258,558)	(3,885)	—	9	(39,744)	24,903
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	439,002	490,518	(135,977)	(132,103)	661,440	10,330	(363)	62,926
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	141,504	169,817	(40,179)	(70,059)	201,083	—	(11,565)	41,254
VY® T. Rowe Price Growth Equity Portfolio - Class I	427,610	441,539	(335,531)	(168,831)	364,787	—	(60,811)	53,680
	$4,926,079	$7,570,136	$(4,362,690)	$(1,003,718)	$7,129,807	$114,462	$(756,520)	$510,788
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $9,676,843.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$55,252
Gross Unrealized Depreciation	(1,578,187)
Net Unrealized Depreciation	$(1,522,935)
See Accompanying Notes to Financial Statements
110

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.3209
Class I	NII	$0.3934
Class R6	NII	$0.3933
Class S	NII	$0.3514
Class S2	NII	$0.3388
All Classes	STCG	$0.4038
All Classes	LTCG	$1.6159
Voya Solution Balanced Portfolio
Class ADV	NII	$0.3457
Class I	NII	$0.3965
Class R6	NII	$0.3972
Class S	NII	$0.3662
Class S2	NII	$0.3398
All Classes	STCG	$0.2553
All Classes	LTCG	$0.9272
Voya Solution Conservative Portfolio
Class ADV	NII	$0.3486
Class I	NII	$0.4046
Class R6	NII	$0.4070
Class S	NII	$0.3746
Class S2	NII	$0.3581
All Classes	STCG	$0.3046
All Classes	LTCG	$0.5292
Voya Solution Income Portfolio
Class ADV	NII	$0.4256
Class I	NII	$0.4975
Class S	NII	$0.4613
Class S2	NII	$0.4232
Class T	NII	$0.3965
All Classes	STCG	$0.2697
All Classes	LTCG	$0.9007
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.4128
Class I	NII	$0.4842
Class R6	NII	$0.4851
Class S	NII	$0.4426
Class S2	NII	$0.4054
All Classes	STCG	$0.1820
All Classes	LTCG	$1.5996
Portfolio Name	Type	Per Share Amount
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.3732
Class I	NII	$0.4306
Class R6	NII	$0.4307
Class S	NII	$0.4002
Class S2	NII	$0.3784
All Classes	STCG	$0.3577
All Classes	LTCG	$0.7555
Voya Solution 2025 Portfolio
Class ADV	NII	$0.4356
Class I	NII	$0.5050
Class S	NII	$0.4720
Class S2	NII	$0.4508
Class T	NII	$0.4057
All Classes	STCG	$0.3047
All Classes	LTCG	$1.3207
Voya Solution 2030 Portfolio
Class ADV	NII	$0.6098
Class I	NII	$0.6976
Class S	NII	$0.6520
Class S2	NII	$0.5883
Class T	NII	$0.5900
All Classes	STCG	$0.4435
All Classes	LTCG	$1.9423
Voya Solution 2035 Portfolio
Class ADV	NII	$0.4353
Class I	NII	$0.5064
Class S	NII	$0.4741
Class S2	NII	$0.4492
All Classes	STCG	$0.2885
All Classes	LTCG	$1.5264
Voya Solution 2040 Portfolio
Class ADV	NII	$0.5789
Class I	NII	$0.6805
Class S	NII	$0.6419
Class S2	NII	$0.6153
Class T	NII	$0.3976
All Classes	STCG	$0.6604
All Classes	LTCG	$2.4591

111

TAX INFORMATION (Unaudited) (continued)

Portfolio Name	Type	Per Share Amount
Voya Solution 2045 Portfolio
Class ADV	NII	$0.4288
Class I	NII	$0.4978
Class S	NII	$0.4675
Class S2	NII	$0.4290
Class T	NII	$0.4024
All Classes	STCG	$0.3767
All Classes	LTCG	$1.6237
Voya Solution 2050 Portfolio
Class ADV	NII	$0.6175
Class I	NII	$0.7244
Class S	NII	$0.6868
Class S2	NII	$0.6225
Class T	NII	$0.5832
All Classes	STCG	$0.6670
All Classes	LTCG	$2.7591
Portfolio Name	Type	Per Share Amount
Voya Solution 2055 Portfolio
Class ADV	NII	$0.4814
Class I	NII	$0.5601
Class S	NII	$0.5272
Class S2	NII	$0.4808
All Classes	STCG	$0.5574
All Classes	LTCG	$1.7887
Voya Solution 2060 Portfolio
Class ADV	NII	$0.4418
Class I	NII	$0.5072
Class S	NII	$0.4782
Class S2	NII	$0.4414
Class T	NII	$0.3979
All Classes	STCG	$0.5232
All Classes	LTCG	$1.8944
Voya Solution 2065 Portfolio
Class ADV	NII	$0.2359
Class I	NII	$0.2753
Class S	NII	$0.2546
Class S2	NII	$0.2449
Class T	NII	$0.2196
All Classes	LTCG	$0.4438

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Solution Aggressive Portfolio	15.58%
Voya Solution Balanced Portfolio	12.87%
Voya Solution Conservative Portfolio	4.95%
Voya Solution Income Portfolio	6.34%
Voya Solution Moderately Aggressive Portfolio	20.35%
Voya Solution Moderately Conservative Portfolio	7.35%
Voya Solution 2025 Portfolio	9.31%
Voya Solution 2030 Portfolio	9.38%
Voya Solution 2035 Portfolio	10.53%
Voya Solution 2040 Portfolio	9.47%
Voya Solution 2045 Portfolio	11.35%
Voya Solution 2050 Portfolio	10.51%
Voya Solution 2055 Portfolio	10.12%
Voya Solution 2060 Portfolio	9.79%
Voya Solution 2065 Portfolio	35.94%
112

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Solution Aggressive Portfolio	$3,537,854
Voya Solution Balanced Portfolio	$5,027,038
Voya Solution Conservative Portfolio	$754,961
Voya Solution Income Portfolio	$18,204,860
Voya Solution Moderately Aggressive Portfolio	$61,578,687
Voya Solution Moderately Conservative Portfolio	$2,754,053
Voya Solution 2025 Portfolio	$60,568,193
Voya Solution 2030 Portfolio	$6,209,208
Voya Solution 2035 Portfolio	$76,390,953
Voya Solution 2040 Portfolio	$5,607,460
Voya Solution 2045 Portfolio	$63,507,813
Voya Solution 2050 Portfolio	$5,050,490
Voya Solution 2055 Portfolio	$20,973,156
Voya Solution 2060 Portfolio	$3,617,475
Voya Solution 2065 Portfolio	$338,954
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2022:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$10,278	$0.0040	6.79%
Voya Solution Balanced Portfolio	$13,331	$0.0022	4.26%
Voya Solution Conservative Portfolio	$159	$0.0001	1.50%
Voya Solution Income Portfolio	$60,489	$0.0028	4.39%
Voya Solution Moderately Aggressive Portfolio	$203,211	$0.0046	7.78%
Voya Solution Moderately Conservative Portfolio	$7,708	$0.0019	3.53%
Voya Solution 2025 Portfolio	$296,655	$0.0054	7.61%
Voya Solution 2030 Portfolio	$25,090	$0.0063	8.59%
Voya Solution 2035 Portfolio	$471,529	$0.0076	10.80%
Voya Solution 2040 Portfolio	$36,604	$0.0117	9.18%
Voya Solution 2045 Portfolio	$480,956	$0.0096	11.18%
Voya Solution 2050 Portfolio	$35,749	$0.0139	9.96%
Voya Solution 2055 Portfolio	$119,278	$0.0076	9.31%
Voya Solution 2060 Portfolio	$27,180	$0.0100	9.30%
Voya Solution 2065 Portfolio	$9,267	$0.0101	23.69%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

113

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
114

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	RSR Partners, Inc, (2016 − Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 − December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 − Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Director	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2006 – Present	Consultant (May 2001 − Present).	132	Centerra Gold Inc. (May 2008 − Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	October 2015 – Present	Retired.	132	None.

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

115

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

116

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 − March 2020); Consultant, DA Capital LLC (January 2016 − March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer − Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 − Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 − Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 − August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 − Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 − February 2018).
117

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 − Present); Vice President, Voya Funds Services, LLC (July 2012 − Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (August 1997 − Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 − Present); Vice President, Voya Funds Services, LLC (July 2007 – Present)
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 − Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 − Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 − April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 − Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 − December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

118

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, and Voya Solution 2065 Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members.
The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

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Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to

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the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Solution Aggressive Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, and the third quintile for the year-to-date, one-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the

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second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.
Voya Solution Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s all-in net expense ratio.
Voya Solution Conservative Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the one-year period, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
Voya Solution Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described

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above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution Moderately Aggressive Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s all-in net expense ratio.
Voya Solution Moderately Conservative Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

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Voya Solution 2025 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, third quintile for the one-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2030 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, the third quintile for the one-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2035 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year, five-year and ten-year periods, the fourth quintile for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the impact of security selection on the Portfolio’s performance; and (3) its confidence in the ability of the Sub-Adviser to deliver long-term performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee

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rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2040 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, the third quintile for the one-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio outperformed all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2045 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2050 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year and ten-year periods, the fourth quintile for the one-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the impact of security selection on the Portfolio’s performance; and (3) its confidence in the ability of the Portfolio to deliver long-term performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2055 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the one-year, five-year and ten-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (2) management’s confidence in the ability of the Portfolio to deliver long-term performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2060 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (2) management’s confidence in the ability of the Portfolio to deliver long-term performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of

126

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the Board’s direction during the 2021 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2022; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2065 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2065 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in August 2020, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) management’s confidence in the ability of the Portfolio to deliver long-term performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the Board’s direction during the 2021 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2022; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

127

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VSOL (1222-022223)

V

ANNUAL REPORT
December 31, 2022
Classes ADV, I, S, S2 and Z
Voya Partners, Inc.
■ Voya Index Solution Income Portfolio	■ Voya Index Solution 2045 Portfolio
■ Voya Index Solution 2025 Portfolio	■ Voya Index Solution 2050 Portfolio
■ Voya Index Solution 2030 Portfolio	■ Voya Index Solution 2055 Portfolio
■ Voya Index Solution 2035 Portfolio	■ Voya Index Solution 2060 Portfolio
■ Voya Index Solution 2040 Portfolio	■ Voya Index Solution 2065 Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index
S&P Target Date 2060 Index and
S&P Target Date 2065+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2065 retirement horizon, respectively.
1

Voya Index Solution Portfolios	Portfolio Managers’ Report

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution 2065 Portfolio (each a “Portfolio” or collectively, the “Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors expecting to retire around the year applicable to that Portfolio. These Target Asset Allocations as of December 31, 2022 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: Each Portfolio’s performance against its respective benchmark is set out in the table below.
Portfolio Specifics: Over the reporting period, the Portfolios produced negative absolute and relative returns. Tactical asset allocation detracted from performance. The Portfolios started the year mostly neutral in their equity versus bond positioning throughout the suite, with a modest equity overweight in the 2050, 2045, 2035 and 2030 vintages. Within sub-asset classes, the suite was overweight domestic small cap and emerging market (“EM”) equities, funded by underweights to domestic mid cap equities, developed international equities and core US fixed income in varying degrees depending on vintage.
In February, the Portfolios reduced their US large cap position and added to EM and developed international equities. The non-US equity markets offer less tech exposure and less long duration equity exposure which has shown to be more sensitive to rising US real yields. In addition, the suite took advantage of the relatively stable credit markets and sold down the majority of its high yield exposure in favor of intermediate core fixed income.
In March, the Portfolios lowered their international equity exposure in favor of short-term Eurodollar futures, believing that international equities remained vulnerable to the economic fallout from the first major war in Europe post-WWII. Recession risk in the Eurozone rose quickly as war waged, gasoline prices continued to rise, and an inflation problem forced the European Central Bank’s (ECB) hand to tighten financial conditions. In addition, slowing Chinese growth was a challenge for EMs. In our view, any stimulus to occur would likely have not been enough to revive a slowing economy and meet Beijing’s growth target. We believed strong forward guidance by the US Federal Reserve to increase policy rates and a faster balance sheet roll-off than other central banks were dollar positives. In mid-March, the Portfolios moved to a tactical underweight in TIPS in favor of short-duration bonds within the Income vintage, to reduce portfolio exposure to rising real interest rates. Since the onset of the Covid pandemic, the Fed purchased a disproportionate amount of TIPS issuance which contributed to deeply negative yields. As the Fed began to run down its balance sheet, we anticipated upwards pressure on TIPS yields. As part of the annual strategic review in early April, the Portfolios enacted their glide downs, leading to lower equity weights in the 2050-2025 vintages. Still, the Portfolios held modest overweights to US large cap equities. This was a drag over the quarter as both international developed and EM equities performed better after lagging in the first three months of the year. However, overweights to US assets helped within the fixed income segments of the Portfolios, as US aggregate bonds performed better than global bonds and significantly outperformed EM debt, which struggled due to those countries’ generally weaker growth outlook and a substantial strengthening in the US dollar.
In May, a new position in Japanese equities was initiated, funded by selling US large cap stocks. Rationale underpinning the trade was a belief that Japan was acting more defensive than the rest of the world given the Bank of Japan’s (“BOJ”) use of yield curve control, which, along with relatively cheap valuations, in our view made their equity markets more attractive in a highly uncertain macro environment. In addition, during times of market stress, the Japanese Yen serves as a safe haven for investors, in our opinion. Furthermore, the Yen had fallen dramatically since the beginning of 2021 and had not been this cheap relative to the US dollar since 2002 from both purchasing power parity and real effective exchange rate perspective. We believed this would help the nation’s export-oriented businesses and could support earnings.
Throughout the third quarter, the Portfolios increased US large cap and small cap equities. The large cap increase was funded by a further reduction to international developed equites, as the US continued to be the favorite region given its relatively insulated economic and geopolitical position, strong currency, and generally healthier companies. Within the United States, small caps retraced all of their stimulus driven gains and began trading at a discount relative to large caps. Given the severely oversold conditions, there is potential for an unwind and small caps would disproportionally benefit from the bounce. Within fixed income, PMs lengthened duration across the Portfolios by increasing exposure to long-term US government bonds and reducing some combination of core fixed income, short-term bonds, and cash. In our view, declining energy and core goods prices, reduced shelter costs, softening labor market, and decreased domestic demand would pull
2

Portfolio Managers’ Report	Voya Index Solution Portfolios

inflation down to the 4-5% range by the middle of next year. We believed the necessary drop in nominal GDP or expectation thereof should weigh heavily on long dated yields. As a result, we extended duration in fixed income portfolios and maintained our preference for high-quality credit.
In September, the Portfolios closed the long Japan position, reallocating proceeds to US large cap. The BOJ has held firm in its policy of “unlimited” purchases of 10-year Japanese Government Bonds (JGBs) to keep the yield at or below 0.25%. As Treasury yields climb and the yen weakens, the BOJ seems to have only two options: eliminate or raise the yield cap or intervene in currency markets to support the weakening yen. The BOJ has chosen the latter for now, but we are skeptical of their ability to defend the yen while maintaining yield curve control.
In early October, the Portfolios added to US TIPS in near-dated Portfolios. With the backup in real yields to the highest levels since 2009, a substantial underweighting to TIPS no longer appeared to be a good risk and reward with inflation breakeven declining to just above 2%. Later in the month, we initiated a tactical overweight in the near dated portfolios to US large cap equities by selling short term bonds. This was a short-term term trade that sought to capitalize on market momentum following promising evidence inflation was continuing to decline.
This position was closed at a gain and reversed to an underweight in early November, as recession risks accumulated and fears deteriorating earnings would drive a sell-off into year end.
There was also a short term tactical trade at the end of October to decrease EM equity exposure and add to US large caps due to increased tensions between Beijing and Washington related to Taiwan. However, in December, relations between the two superpowers seemed to improve such that an escalation of hostilities was much less likely. As a result, PMs increased EM equity exposure and sold international developed equities. International developed equities were used as the source of funds because Europe looked increasingly unappealing after the strong rally in the first two months of the quarter and their still challenged fundamental outlook with the ECB struggling to contain inflation in the face of a gas embargo with Russia that is likely to continue for a multi-year period and local governments having spent their fiscal firepower on helping households meet their increased energy costs. Europe looks to have used a short-term patch to try and fix a long-term problem, which will likely pressure European equities in 2023. Additionally, the emerging and developing international stocks relationship looked to be making an important bottom that favored EM, as China reopens and refocuses on growth.
Within fixed income, the Portfolios continue to hold a long duration posture as a hedge against equity beta in the event of a risk-off flight to safety and expectations a weak growth environment will weigh down the back end of the yield curve.
During the year, tactical moves relative to our strategic benchmarks have had a negative impact on the Portfolios’ performance.
Current Strategy and Outlook: Inflation dominated the headlines in 2022, and its progression and policy makers’ responses will continue to be the principal global macro drivers in the year ahead. Although it remains unacceptably high, data suggests it has peaked with meaningfully lower core goods and energy prices. Income sensitive components of the price Index baskets, such as shelter and services, are proving sticker given the still strong labor market and high personal income. However, we are beginning to see the effects of declining demand with wage gains cooling, which we expect will continue and contribute to a steady fall in inflation to the low single digits by the end of the year. However, we do not expect a shift in policy from the Fed or ECB. With more tightening in store and explicit declarations that there will be no rate cuts in 2023, a contraction in developed market growth seems likely and should cause top line revenues to fall. Additionally, the prolonged period of rising costs is likely to erode profit margins ahead, including those of US large cap companies, which have thus far been relatively successful in maintaining pricing power. In general, US stocks are not cheap, but they are well of peaks and seem reasonable. On the other side of this year, however, will see moderate inflation, more normal interest rates and slow but positive growth, which should be good for equities. Until investors begin to price in that outcome, volatility will likely be high.
We think the bond bear market is over. Following one of the worst years on record, bonds now look attractive. Positive real yields across the interest rate curve offer attractive carry for the first time in years. We expect the hand-off from inflation risk to growth risk should pressure yields lower to the benefit of duration sensitive assets. Additionally, the volatility in rates and the correlation between stocks and bonds should normalize, as fixed income reassumes its place of ballast within multi-asset portfolios.
The US continues to be our favorite region. It is further along in the inflation fight and still more geopolitically insulated as compared to the Eurozone, which still faces an increased probability and expected magnitude of a decline in output. China’s
3

Voya Index Solution Portfolios	Portfolio Managers’ Report

move away from zero covid and the seeming relaxation of tensions with the US from their boiling point are pluses for EM. While the US dollar is less likely to be a headwind to international assets, it should retain its defensive properties in risk-off scenarios, providing motivation for keeping close to home for now.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2022.

*
Effective on May 31, 2022, Halvard Kvaale is no longer a portfolio manager for the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Index Solution Portfolios

Total Returns for the Year Ended December 31, 2022
1 Year
Voya Index Solution Income Portfolio, Class S	-14.32%
S&P Target Date Retirement Income Index	-11.17%
Voya Index Solution 2025 Portfolio, Class S	-16.09%
S&P Target Date 2025 Index	-13.13%
Voya Index Solution 2030 Portfolio, Class S	-16.70%
S&P Target Date 2030 Index	-13.96%
Voya Index Solution 2035 Portfolio, Class S	-17.95%
S&P Target Date 2035 Index	-14.99%
Voya Index Solution 2040 Portfolio, Class S	-18.30%
S&P Target Date 2040 Index	-15.56%
Voya Index Solution 2045 Portfolio, Class S	-18.40%
S&P Target Date 2045 Index	-15.84%
Voya Index Solution 2050 Portfolio, Class S	-18.52%
S&P Target Date 2050 Index	-15.97%
Voya Index Solution 2055 Portfolio, Class S	-18.56%
S&P Target Date 2055 Index	-15.97%
Voya Index Solution 2060 Portfolio, Class S	-18.65%
S&P Target Date 2060 Index	-16.01%
Voya Index Solution 2065 Portfolio, Class S	-18.71%
S&P Target Date 2065+ Index	-15.95%

Annual Target Asset Allocation as of December 31, 2022(1) (as a percentage of net assets)
Sub Asset Class	2065	2060	2055	2050	2045	2040	2035	2030	2025	Income
US Large Blend	51.5%	52.0%	51.5%	50.5%	49.0%	46.0%	40.0%	33.0%	30.0%	20.0%
US Mid Cap Blend	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	4.0%	4.0%	3.0%	2.0%
US Small Cap	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	7.0%	7.0%	4.0%	2.0%
International	18.0%	17.0%	17.0%	17.0%	17.0%	15.0%	12.0%	10.0%	7.0%	4.0%
International Small Cap	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	—
Emerging Markets	9.0%	9.0%	9.0%	9.0%	9.0%	8.0%	8.0%	6.0%	6.0%	3.0%
Core Fixed Income	1.5%	1.5%	2.5%	3.5%	5.5%	12.0%	22.0%	28.5%	33.5%	45.5%
High Yield	—	—	—	—	—	—	—	—	—	2.0%
TIPS	—	—	—	—	—	—	—	1.0%	4.0%	6.0%
Short Duration	1.0%	1.5%	1.0%	1.0%	1.5%	1.0%	1.0%	1.0%	1.0%	4.5%
Fixed Account Contract	—	—	—	—	—	—	—	3.0%	5.0%	7.0%
Long Govt Bonds	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.5%	4.5%	4.0%
Total Equity	93.5%	93.0%	92.5%	91.5%	89.0%	83.0%	73.0%	62.0%	52.0%	31.0%
Total Fixed Income	6.5%	7.0%	7.5%	8.5%	11.0%	17.0%	27.0%	38.0%	48.0%	69.0%

(1)
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
5

Voya Index Solution Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-14.57%	1.66%	3.31%
Class I	-14.13%	2.16%	3.84%
Class S	-14.32%	1.92%	3.57%
Class S2	-14.47%	1.75%	3.41%
Class Z(1)	-13.94%	2.39%	4.00%
S&P Target Date Retirement Income Index	-11.17%	2.33%	3.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

Portfolio Managers’ Report	Voya Index Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-16.26%	3.03%	5.51%
Class I	-15.81%	3.53%	6.04%
Class S	-16.09%	3.27%	5.76%
Class S2	-16.21%	3.12%	5.61%
Class Z(1)	-15.74%	3.76%	6.20%
S&P Target Date 2025 Index	-13.13%	3.75%	6.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Index Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-16.89%	3.41%	6.22%
Class I	-16.51%	3.93%	6.73%
Class S	-16.70%	3.67%	6.46%
Class S2	-16.87%	3.52%	6.28%
Class Z(1)	-16.31%	4.16%	6.88%
S&P Target Date 2030 Index	-13.96%	4.17%	6.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Index Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.14%	3.66%	6.72%
Class I	-17.76%	4.17%	7.25%
Class S	-17.95%	3.92%	6.99%
Class S2	-18.10%	3.75%	6.82%
Class Z(1)	-17.62%	4.39%	7.42%
S&P Target Date 2035 Index	-14.99%	4.63%	7.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Index Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.48%	4.29%	7.30%
Class I	-18.08%	4.80%	7.82%
Class S	-18.30%	4.55%	7.56%
Class S2	-18.43%	4.38%	7.39%
Class Z(1)	-17.93%	5.04%	7.98%
S&P Target Date 2040 Index	-15.56%	4.97%	7.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Index Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.60%	4.53%	7.53%
Class I	-18.19%	5.07%	8.07%
Class S	-18.40%	4.79%	7.79%
Class S2	-18.49%	4.64%	7.64%
Class Z(1)	-18.10%	5.28%	8.23%
S&P Target Date 2045 Index	-15.84%	5.16%	8.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Index Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.70%	4.40%	7.49%
Class I	-18.29%	4.91%	8.04%
Class S	-18.52%	4.66%	7.78%
Class S2	-18.62%	4.50%	7.59%
Class Z(1)	-18.14%	5.15%	8.20%
S&P Target Date 2050 Index	-15.97%	5.26%	8.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Index Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 year
Class ADV	-18.76%	4.44%	7.54%
Class I	-18.38%	4.95%	8.06%
Class S	-18.56%	4.71%	7.81%
Class S2	-18.69%	4.54%	7.64%
Class Z(1)	-18.20%	5.20%	8.24%
S&P Target Date 2055 Index	-15.97%	5.31%	8.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Index Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	Since Inception of Classes ADV, I, and S February 9, 2015
Class ADV	-18.84%	4.53%	6.01%
Class I	-18.44%	5.05%	6.53%
Class S	-18.65%	4.78%	6.25%
Class S2	-18.77%	4.64%	6.09%
Class Z(1)	-18.25%	5.29%	6.74%
S&P Target Date 2060 Index	-16.01%	5.35%	6.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

Portfolio Managers’ Report	Voya Index Solution 2065 Portfolio

Average Annual Total Returns for the Period Ended December 31, 2022
	1 Year	Since Inception of Classes ADV, I, S, S2 and Z July 29, 2020
Class ADV	-18.86%	4.56%
Class I	-18.45%	5.10%
Class S	-18.71%	4.80%
Class S2	-18.74%	4.66%
Class Z	-18.27%	5.32%
S&P Target Date 2065+ Index	-15.95%	6.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2065 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance. The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

15

Shareholder Expense Examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$983.10	0.71%	$3.55	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	984.90	0.21	1.05	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	984.40	0.46	2.30	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	983.40	0.61	3.05	1,000.00	1,022.13	0.61	3.11
Class Z	1,000.00	985.80	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$992.70	0.70%	$3.52	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	994.90	0.20	1.01	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	992.90	0.45	2.26	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	992.60	0.60	3.01	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	995.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$998.60	0.70%	$3.53	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,000.60	0.20	1.01	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	999.50	0.45	2.27	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	998.60	0.60	3.02	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	1,001.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
16

Shareholder Expense Examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,001.40	0.70%	$3.53	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,004.20	0.20	1.01	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,003.40	0.45	2.27	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,001.80	0.60	3.03	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	1,004.70	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$1,008.90	0.70%	$3.54	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,011.00	0.20	1.01	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,009.70	0.45	2.28	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,008.90	0.60	3.04	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	1,011.80	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,012.90	0.70%	$3.55	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,015.70	0.20	1.02	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,014.20	0.45	2.28	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,013.60	0.60	3.05	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	1,016.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$1,013.90	0.72%	$3.65	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,016.90	0.22	1.12	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,015.30	0.47	2.39	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,014.70	0.62	3.15	1,000.00	1,022.08	0.62	3.16
Class Z	1,000.00	1,018.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,014.70	0.72%	$3.66	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,017.10	0.22	1.12	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,016.10	0.47	2.39	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,015.50	0.62	3.15	1,000.00	1,022.08	0.62	3.16
Class Z	1,000.00	1,018.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$1,015.50	0.72%	$3.66	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,017.30	0.22	1.12	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,016.30	0.47	2.39	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,015.80	0.62	3.15	1,000.00	1,022.08	0.62	3.16
Class Z	1,000.00	1,018.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2065 Portfolio
Class ADV	$1,000.00	$1,015.40	0.73%	$3.71	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,018.00	0.23	1.17	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,016.10	0.48	2.44	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,016.10	0.63	3.20	1,000.00	1,022.03	0.63	3.21
Class Z	1,000.00	1,018.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio and Voya Index Solution 2065 Portfolio and the Board of Directors of Voya Partners, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio and Voya Index Solution 2065 Portfolio (collectively referred to as the “Portfolios”) (ten of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (ten of the portfolios constituting Voya Partners, Inc.) at December 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Index Solution Income Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Index Solution 2025 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Index Solution 2030 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Index Solution 2035 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Index Solution 2040 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Index Solution 2045 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Index Solution 2050 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Index Solution 2055 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Index Solution 2060 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the three years in the period then ended December 31, 2022
Voya Index Solution 2065 Portfolio	For the year ended December 31, 2022	For each of the two years in the period then ended December 31, 2022	For each of the two years in the period then ended December 31, 2022 and the period from July 29, 2020 (commencement of operations) through December 31, 2020
The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 28, 2023
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$524,884,469	$884,067,836	$715,113,845	$1,176,668,778
Investments in unaffiliated underlying funds at fair value**	115,002,515	104,699,524	55,600,321	68,557,044
Investments in affiliated funding agreements***	48,136,071	52,079,944	23,865,868	—
Short-term investments at fair value†	1,149,148	—	—	—
Cash	—	1,271,126	624,592	743,116
Cash collateral for futures contracts	1,135,700	2,409,914	1,833,715	2,856,557
Receivables:
Investments in affiliated underlying funds sold	99,102	497,819	—	—
Fund shares sold	133,852	129,030	513,265	607,056
Dividends	2,479	—	—	—
Interest	637,580	718,747	352,113	1,657
Variation margin on futures contracts	44,976	51,650	39,680	62,053
Prepaid expenses	3,943	5,545	3,856	6,072
Reimbursement due from Investment Adviser	152,328	217,377	160,580	241,475
Other assets	19,115	22,584	8,423	20,833
Total assets	691,401,278	1,046,171,096	798,116,258	1,249,764,641
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	166,315	409,812
Payable for fund shares redeemed	232,954	626,698	346,903	197,059
Payable for investment management fees	139,572	198,412	147,019	226,940
Payable for distribution and shareholder service fees	56,508	84,507	23,512	84,398
Payable for directors fees	1,954	2,862	2,078	3,245
Payable to directors under the deferred compensation plan (Note 6)	19,115	22,584	8,423	20,833
Other accrued expenses and liabilities	79,502	80,326	42,707	76,036
Total liabilities	529,605	1,015,389	736,957	1,018,323
NET ASSETS	$690,871,673	$1,045,155,707	$797,379,301	$1,248,746,318
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$776,094,415	$1,130,884,985	$852,887,256	$1,328,026,284
Total distributable loss	(85,222,742)	(85,729,278)	(55,507,955)	(79,279,966)
NET ASSETS	$690,871,673	$1,045,155,707	$797,379,301	$1,248,746,318
* Cost of investments in affiliated underlying funds	$614,774,752	$997,705,197	$808,173,552	$1,337,586,174
** Cost of investments in unaffiliated underlying funds	$127,695,490	$121,040,256	$66,716,831	$84,636,435
*** Cost of investments in affiliated funding agreements	$48,136,071	$52,079,944	$23,865,868	$—
† Cost of short-term investments	$1,149,148	$—	$—	$—
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
Class ADV
Net assets	$69,319,733	$123,759,593	$38,122,227	$125,263,132
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,948,439	13,298,083	2,785,068	12,705,731
Net asset value and redemption price per share	$8.72	$9.31	$13.69	$9.86
Class I
Net assets	$11,434,405	$41,956,644	$8,702,783	$50,433,008
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,271,504	4,376,080	612,307	4,944,393
Net asset value and redemption price per share	$8.99	$9.59	$14.21	$10.20
Class S
Net assets	$94,618,266	$93,779,903	$12,262,072	$82,071,574
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,641,593	9,909,418	869,924	8,169,871
Net asset value and redemption price per share	$8.89	$9.46	$14.10	$10.05
Class S2
Net assets	$16,493,438	$31,565,725	$13,090,078	$36,930,510
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,910,274	3,419,623	949,830	3,763,382
Net asset value and redemption price per share	$8.63	$9.23	$13.78	$9.81
Class Z
Net assets	$499,005,831	$754,093,842	$725,202,141	$954,048,094
Shares authorized	300,000,000	300,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	54,470,885	77,169,292	50,264,337	91,633,174
Net asset value and redemption price per share	$9.16	$9.77	$14.43	$10.41
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$688,577,299	$901,796,352	$526,285,559	$539,043,871
Investments in unaffiliated underlying funds at fair value**	39,995,668	52,626,579	27,685,028	28,323,886
Cash	425,485	225,806	1,011,019	1,028,282
Cash collateral for futures contracts	1,670,632	2,695,840	1,583,010	1,618,907
Receivables:
Investments in affiliated underlying funds sold	—	12,803	—	—
Fund shares sold	672,005	698,245	371,830	480,991
Interest	954	3,273	1,745	1,783
Variation margin on futures contracts	36,458	41,485	25,658	25,808
Prepaid expenses	3,346	4,606	2,425	2,535
Reimbursement due from Investment Adviser	145,045	189,633	109,901	113,271
Other assets	6,243	14,141	4,219	5,701
Total assets	731,533,135	958,308,763	557,080,394	570,645,035
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	293,346	—	20,999	178,199
Payable for fund shares redeemed	378,570	710,985	350,788	302,756
Payable for investment management fees	132,473	173,305	100,504	102,875
Payable for distribution and shareholder service fees	14,735	61,793	11,183	32,148
Payable for directors fees	1,849	2,468	1,368	1,407
Payable to directors under the deferred compensation plan (Note 6)	6,243	14,141	4,219	5,701
Other accrued expenses and liabilities	34,770	48,699	28,367	30,032
Total liabilities	861,986	1,011,391	517,428	653,118
NET ASSETS	$730,671,149	$957,297,372	$556,562,966	$569,991,917
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$774,904,186	$999,909,992	$586,502,616	$599,163,012
Total distributable loss	(44,233,037)	(42,612,620)	(29,939,650)	(29,171,095)
NET ASSETS	$730,671,149	$957,297,372	$556,562,966	$569,991,917
* Cost of investments in affiliated underlying funds	$785,039,123	$1,022,424,513	$599,667,021	$611,563,054
** Cost of investments in unaffiliated underlying funds	$49,114,243	$64,657,116	$34,207,133	$35,062,042
See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
Class ADV
Net assets	$25,195,430	$93,516,155	$17,963,498	$45,187,461
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,695,926	8,943,145	1,167,101	3,209,708
Net asset value and redemption price per share	$14.86	$10.46	$15.39	$14.08
Class I
Net assets	$9,800,256	$47,574,766	$11,848,688	$37,658,858
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	636,509	4,353,940	747,126	2,591,166
Net asset value and redemption price per share	$15.40	$10.93	$15.86	$14.53
Class S
Net assets	$11,599,780	$54,085,974	$9,813,917	$29,006,591
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	755,308	5,045,932	620,649	2,025,749
Net asset value and redemption price per share	$15.36	$10.72	$15.81	$14.32
Class S2
Net assets	$4,152,262	$28,509,757	$4,017,565	$19,070,033
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	276,006	2,731,578	259,484	1,351,444
Net asset value and redemption price per share	$15.04	$10.44	$15.48	$14.11
Class Z
Net assets	$679,923,421	$733,610,720	$512,919,298	$439,068,974
Shares authorized	100,000,000	300,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	43,421,818	65,831,779	31,856,506	29,660,336
Net asset value and redemption price per share	$15.66	$11.14	$16.10	$14.80
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$285,625,824	$40,855,847
Investments in unaffiliated underlying funds at fair value**	16,246,932	2,858,562
Cash	78,749	33,617
Cash collateral for futures contracts	851,078	—
Receivables:
Fund shares sold	773,269	215,563
Interest	1,004	51
Variation margin on futures contracts	14,231	—
Prepaid expenses	1,182	91
Reimbursement due from Investment Adviser	37,926	3,988
Other assets	1,481	48
Total assets	303,631,676	43,967,767
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	483,198	43,957
Payable for fund shares redeemed	290,042	171,600
Payable for investment management fees	54,129	7,818
Payable for distribution and shareholder service fees	7,544	2,127
Payable for directors fees	701	77
Payable to directors under the deferred compensation plan (Note 6)	1,481	48
Other accrued expenses and liabilities	25,056	4,693
Total liabilities	862,151	230,320
NET ASSETS	$302,769,525	$43,737,447
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$325,220,043	$50,766,863
Total distributable loss	(22,450,518)	(7,029,416)
NET ASSETS	$302,769,525	$43,737,447
* Cost of investments in affiliated underlying funds	$328,177,354	$45,875,650
** Cost of investments in unaffiliated underlying funds	$19,500,834	$3,223,629
See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
Class ADV
Net assets	$12,814,027	$3,366,696
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,044,510	344,824
Net asset value and redemption price per share	$12.27	$9.76
Class I
Net assets	$20,762,722	$3,336,599
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,652,459	340,619
Net asset value and redemption price per share	$12.56	$9.80
Class S
Net assets	$6,049,592	$2,156,354
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	486,903	220,615
Net asset value and redemption price per share	$12.42	$9.77
Class S2
Net assets	$2,380,606	$610,528
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	192,910	62,558
Net asset value and redemption price per share	$12.34	$9.76
Class Z
Net assets	$260,762,578	$34,267,270
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	20,432,587	3,486,277
Net asset value and redemption price per share	$12.76	$9.83

See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$14,396,351	$20,802,113	$15,570,840	$25,712,138
Dividends from unaffiliated underlying funds	2,864,547	2,757,780	1,437,448	1,554,778
Interest (Note 7)	1,376,153	1,704,963	1,003,520	45,743
Total investment income	18,637,051	25,264,856	18,011,808	27,312,659
EXPENSES:
Investment management fees	1,701,076	2,444,038	1,761,323	2,725,994
Distribution and shareholder service fees:
Class ADV	402,752	716,033	203,105	695,256
Class S	275,209	262,418	33,422	225,712
Class S2	70,227	129,399	52,103	146,027
Transfer agent fees:
Class ADV	28,426	43,478	23,902	60,340
Class I	4,654	14,465	5,715	23,722
Class S	38,849	31,884	7,849	39,196
Class S2	6,193	9,815	7,666	15,929
Class Z	922	1,229	1,571	1,536
Shareholder reporting expense	7,108	6,591	2,510	6,570
Registration fees	—	784	1,899	1,955
Professional fees	45,240	66,415	45,625	73,000
Custody and accounting expense	52,745	81,665	60,225	87,600
Directors fees	19,543	28,619	20,788	32,457
Miscellaneous expense	48,312	70,805	50,071	71,356
Interest expense	1,399	60	40	39
Total expenses	2,702,655	3,907,698	2,277,814	4,206,689
Waived and reimbursed fees	(1,487,644)	(2,140,305)	(1,818,347)	(2,472,929)
Net expenses	1,215,011	1,767,393	459,467	1,733,760
Net investment income	17,422,040	23,497,463	17,552,341	25,578,899
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(6,719,527)	2,690,970	8,009,510	20,924,487
Sale of unaffiliated underlying funds	2,103,707	(2,295,588)	(1,907,206)	(762,175)
Capital gain distributions from affiliated underlying funds	15,967,627	39,528,832	32,945,238	61,217,352
Futures	(492,821)	(2,962,739)	(2,174,124)	(3,119,852)
Net realized gain	10,858,986	36,961,475	36,873,418	78,259,812
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(137,316,360)	(250,648,910)	(196,870,737)	(348,784,877)
Affiliated funding agreements	(241,793)	(345,246)	(241,275)	—
Unaffiliated underlying funds	(17,189,600)	(18,359,942)	(12,243,547)	(18,378,882)
Futures	64,070	298,759	230,560	357,043
Net change in unrealized appreciation (depreciation)	(154,683,683)	(269,055,339)	(209,124,999)	(366,806,716)
Net realized and unrealized loss	(143,824,697)	(232,093,864)	(172,251,581)	(288,546,904)
Decrease in net assets resulting from operations	$(126,402,657)	$(208,596,401)	$(154,699,240)	$(262,968,005)
See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$14,291,183	$18,632,734	$10,391,749	$10,610,567
Dividends from unaffiliated underlying funds	884,665	1,099,371	555,174	569,131
Interest	28,243	48,933	26,889	27,834
Total investment income	15,204,091	19,781,038	10,973,812	11,207,532
EXPENSES:
Investment management fees	1,551,301	2,067,493	1,143,124	1,175,228
Distribution and shareholder service fees:
Class ADV	133,062	531,908	99,561	253,118
Class S	31,919	153,014	27,567	80,902
Class S2	16,299	110,048	15,285	74,691
Transfer agent fees:
Class ADV	20,099	57,794	23,235	55,574
Class I	7,158	26,569	12,915	42,006
Class S	9,650	33,243	12,847	35,503
Class S2	3,078	15,091	4,477	20,616
Class Z	1,705	1,437	792	1,108
Shareholder reporting expense	2,548	6,584	2,384	5,490
Registration fees	2,121	1,516	1,671	1,477
Professional fees	40,190	53,655	33,567	29,799
Custody and accounting expense	58,400	73,000	39,444	40,150
Directors fees	18,484	24,681	13,679	14,064
Miscellaneous expense	44,550	54,766	34,798	43,577
Interest expense	—	278	121	125
Total expenses	1,940,564	3,211,077	1,465,467	1,873,428
Waived and reimbursed fees	(1,637,575)	(1,904,314)	(1,213,400)	(1,153,603)
Net expenses	302,989	1,306,763	252,067	719,825
Net investment income	14,901,102	18,474,275	10,721,745	10,487,707
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	11,518,566	18,560,828	8,877,797	8,419,133
Sale of unaffiliated underlying funds	(979,657)	(1,412,834)	(1,065,714)	(1,093,006)
Capital gain distributions from affiliated underlying funds	39,821,343	58,124,697	33,331,575	34,562,383
Futures	(1,786,458)	228,626	116,596	153,073
Net realized gain	48,573,794	75,501,317	41,260,254	42,041,583
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(204,244,648)	(287,878,165)	(157,218,232)	(162,219,124)
Unaffiliated underlying funds	(9,666,991)	(12,232,150)	(5,887,692)	(6,074,573)
Futures	210,587	319,383	203,086	205,762
Net change in unrealized appreciation (depreciation)	(213,701,052)	(299,790,932)	(162,902,838)	(168,087,935)
Net realized and unrealized loss	(165,127,258)	(224,289,615)	(121,642,584)	(126,046,352)
Decrease in net assets resulting from operations	$(150,226,156)	$(205,815,340)	$(110,920,839)	$(115,558,645)
See Accompanying Notes to Financial Statements
27

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$5,355,229	$609,936
Dividends from unaffiliated underlying funds	286,973	40,682
Interest	14,436	258
Total investment income	5,656,638	650,876
EXPENSES:
Investment management fees	586,300	65,161
Distribution and shareholder service fees:
Class ADV	66,003	12,372
Class S	16,589	4,709
Class S2	8,623	1,822
Transfer agent fees:
Class ADV	18,864	5,098
Class I	27,939	4,606
Class S	9,486	3,801
Class S2	3,082	922
Class Z	452	540
Shareholder reporting expense	2,532	741
Registration fees	1,328	327
Professional fees	17,366	4,502
Custody and accounting expense	24,946	10,242
Directors fees	7,015	771
Miscellaneous expense	21,188	9,990
Total expenses	811,713	125,604
Waived and reimbursed fees	(625,053)	(90,602)
Net expenses	186,660	35,002
Net investment income	5,469,978	615,874
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,298,824	(1,436,923)
Sale of unaffiliated underlying funds	(540,528)	(64,183)
Capital gain distributions from affiliated underlying funds	17,653,926	1,892,516
Futures	(13,909)	—
Net realized gain	19,398,313	391,410
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(77,685,708)	(5,769,588)
Unaffiliated underlying funds	(2,947,327)	(345,107)
Futures	114,060	—
Net change in unrealized appreciation (depreciation)	(80,518,975)	(6,114,695)
Net realized and unrealized loss	(61,120,662)	(5,723,285)
Decrease in net assets resulting from operations	$(55,650,684)	$(5,107,411)
See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution Income Portfolio		Voya Index Solution 2025 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$17,422,040	$19,067,402	$23,497,463	$21,458,627
Net realized gain	10,858,986	70,916,312	36,961,475	114,385,765
Net change in unrealized appreciation (depreciation)	(154,683,683)	(32,018,677)	(269,055,339)	(3,615,805)
Increase (decrease) in net assets resulting from operations	(126,402,657)	57,965,037	(208,596,401)	132,228,587
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(8,560,615)	(3,839,468)	(15,912,065)	(10,806,715)
Class I	(1,492,677)	(771,721)	(5,687,644)	(3,537,550)
Class S	(11,842,722)	(5,555,663)	(11,317,056)	(8,623,634)
Class S2	(1,936,236)	(756,222)	(3,631,410)	(2,347,558)
Class Z	(60,976,656)	(28,759,436)	(93,404,240)	(56,670,753)
Total distributions	(84,808,906)	(39,682,510)	(129,952,415)	(81,986,210)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,556,187	75,963,411	101,097,482	153,227,809
Reinvestment of distributions	84,808,906	39,682,510	129,952,415	81,986,210
	126,365,093	115,645,921	231,049,897	235,214,019
Cost of shares redeemed	(156,160,356)	(196,133,245)	(181,859,959)	(188,594,277)
Net increase (decrease) in net assets resulting from capital share transactions	(29,795,263)	(80,487,324)	49,189,938	46,619,742
Net increase (decrease) in net assets	(241,006,826)	(62,204,797)	(289,358,878)	96,862,119
NET ASSETS:
Beginning of year or period	931,878,499	994,083,296	1,334,514,585	1,237,652,466
End of year or period	$690,871,673	$931,878,499	$1,045,155,707	$1,334,514,585
See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2030 Portfolio		Voya Index Solution 2035 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$17,552,341	$14,881,340	$25,578,899	$20,841,145
Net realized gain	36,873,418	76,403,831	78,259,812	137,616,081
Net change in unrealized appreciation (depreciation)	(209,124,999)	10,761,882	(366,806,716)	23,152,393
Increase (decrease) in net assets resulting from operations	(154,699,240)	102,047,053	(262,968,005)	181,609,619
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(4,213,343)	(2,288,149)	(15,561,975)	(9,891,643)
Class I	(1,113,804)	(506,369)	(6,544,640)	(3,819,146)
Class S	(1,234,903)	(895,282)	(9,979,024)	(6,800,155)
Class S2	(1,401,576)	(642,134)	(4,140,531)	(2,812,027)
Class Z	(79,092,006)	(39,398,935)	(113,337,030)	(61,202,550)
Total distributions	(87,055,632)	(43,730,869)	(149,563,200)	(84,525,521)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	94,738,799	143,922,966	162,739,894	175,092,134
Reinvestment of distributions	87,055,632	43,730,869	149,563,200	84,525,521
	181,794,431	187,653,835	312,303,094	259,617,655
Cost of shares redeemed	(85,985,821)	(82,201,435)	(121,857,789)	(143,063,124)
Net increase in net assets resulting from capital share transactions	95,808,610	105,452,400	190,445,305	116,554,531
Net increase (decrease) in net assets	(145,946,262)	163,768,584	(222,085,900)	213,638,629
NET ASSETS:
Beginning of year or period	943,325,563	779,556,979	1,470,832,218	1,257,193,589
End of year or period	$797,379,301	$943,325,563	$1,248,746,318	$1,470,832,218
See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2040 Portfolio		Voya Index Solution 2045 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$14,901,102	$11,455,407	$18,474,275	$14,144,594
Net realized gain	48,573,794	76,970,289	75,501,317	118,254,184
Net change in unrealized appreciation (depreciation)	(213,701,052)	22,881,192	(299,790,932)	36,282,129
Increase (decrease) in net assets resulting from operations	(150,226,156)	111,306,888	(205,815,340)	168,680,907
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(3,121,988)	(1,250,768)	(13,539,249)	(7,176,007)
Class I	(1,107,825)	(417,084)	(6,436,933)	(2,972,561)
Class S	(1,320,597)	(683,959)	(7,359,967)	(4,580,764)
Class S2	(448,995)	(231,822)	(3,611,725)	(1,610,486)
Class Z	(77,839,730)	(32,448,073)	(97,148,263)	(42,981,726)
Total distributions	(83,839,135)	(35,031,706)	(128,096,137)	(59,321,544)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	114,007,686	132,447,571	134,502,088	137,700,779
Reinvestment of distributions	83,839,135	35,031,706	128,096,137	59,321,544
	197,846,821	167,479,277	262,598,225	197,022,323
Cost of shares redeemed	(53,037,052)	(54,186,808)	(99,196,355)	(107,534,231)
Net increase in net assets resulting from capital share transactions	144,809,769	113,292,469	163,401,870	89,488,092
Net increase (decrease) in net assets	(89,255,522)	189,567,651	(170,509,607)	198,847,455
NET ASSETS:
Beginning of year or period	819,926,671	630,359,020	1,127,806,979	928,959,524
End of year or period	$730,671,149	$819,926,671	$957,297,372	$1,127,806,979
See Accompanying Notes to Financial Statements
31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2050 Portfolio		Voya Index Solution 2055 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$10,721,745	$7,537,763	$10,487,707	$7,290,257
Net realized gain	41,260,254	57,470,532	42,041,583	61,995,877
Net change in unrealized appreciation (depreciation)	(162,902,838)	19,814,397	(168,087,935)	20,077,154
Increase (decrease) in net assets resulting from operations	(110,920,839)	84,822,692	(115,558,645)	89,363,288
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,272,085)	(838,663)	(5,782,113)	(2,706,151)
Class I	(1,244,567)	(428,229)	(4,575,251)	(1,828,389)
Class S	(1,102,710)	(589,859)	(3,473,222)	(2,098,710)
Class S2	(440,472)	(154,127)	(2,181,304)	(961,382)
Class Z	(57,577,310)	(19,735,291)	(50,916,980)	(18,962,412)
Total distributions	(62,637,144)	(21,746,169)	(66,928,870)	(26,557,044)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	106,314,041	107,713,612	118,011,556	111,457,278
Reinvestment of distributions	62,637,144	21,746,169	66,928,870	26,557,044
	168,951,185	129,459,781	184,940,426	138,014,322
Cost of shares redeemed	(33,721,586)	(40,985,486)	(53,238,909)	(55,192,501)
Net increase in net assets resulting from capital share transactions	135,229,599	88,474,295	131,701,517	82,821,821
Net increase (decrease) in net assets	(38,328,384)	151,550,818	(50,785,998)	145,628,065
NET ASSETS:
Beginning of year or period	594,891,350	443,340,532	620,777,915	475,149,850
End of year or period	$556,562,966	$594,891,350	$569,991,917	$620,777,915
See Accompanying Notes to Financial Statements
32

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2060 Portfolio		Voya Index Solution 2065 Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$5,469,978	$3,448,734	$615,874	$191,822
Net realized gain	19,398,313	28,410,564	391,410	1,228,739
Net change in unrealized appreciation (depreciation)	(80,518,975)	8,020,582	(6,114,695)	325,712
Increase (decrease) in net assets resulting from operations	(55,650,684)	39,879,880	(5,107,411)	1,746,273
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,397,248)	(391,665)	(200,127)	(102,873)
Class I	(2,142,050)	(589,841)	(208,012)	(91,623)
Class S	(629,695)	(298,973)	(141,422)	(103,041)
Class S2	(224,780)	(74,446)	(36,383)	(27,062)
Class Z	(26,530,933)	(7,315,564)	(2,160,353)	(1,042,492)
Total distributions	(30,924,706)	(8,670,489)	(2,746,297)	(1,367,091)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	88,274,975	79,342,429	32,291,656	17,085,615
Reinvestment of distributions	30,924,706	8,670,489	2,746,297	1,367,091
	119,199,681	88,012,918	35,037,953	18,452,706
Cost of shares redeemed	(20,938,977)	(23,039,438)	(4,634,403)	(2,114,217)
Net increase in net assets resulting from capital share transactions	98,260,704	64,973,480	30,403,550	16,338,489
Net increase in net assets	11,685,314	96,182,871	22,549,842	16,717,671
NET ASSETS:
Beginning of year or period	291,084,211	194,901,340	21,187,605	4,469,934
End of year or period	$302,769,525	$291,084,211	$43,737,447	$21,187,605
See Accompanying Notes to Financial Statements
33

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-22	11.45	0.16•	(1.77)	(1.61)	0.26	0.86	—	1.12	—	8.72	(14.57)	0.78	0.71	0.71	1.67	69,320	51
12-31-21	11.27	0.16•	0.47	0.63	0.16	0.29	—	0.45	—	11.45	5.62	0.80	0.74	0.74	1.40	96,649	30
12-31-20	10.54	0.20•	0.91	1.11	0.17	0.21	—	0.38	—	11.27	10.74	0.79	0.74	0.74	1.85	104,557	45
12-31-19	9.66	0.16•	1.05	1.21	0.18	0.15	—	0.33	—	10.54	12.62	0.76	0.74	0.74	1.52	81,027	38
12-31-18	10.34	0.16•	(0.51)	(0.35)	0.17	0.16	—	0.33	—	9.66	(3.50)	0.77	0.71	0.71	1.59	87,697	38
Class I
12-31-22	11.78	0.22•	(1.82)	(1.60)	0.33	0.86	—	1.19	—	8.99	(14.13)	0.28	0.21	0.21	2.17	11,434	51
12-31-21	11.58	0.22•	0.48	0.70	0.21	0.29	—	0.50	—	11.78	6.09	0.30	0.24	0.24	1.87	15,867	30
12-31-20	10.82	0.25•	0.95	1.20	0.23	0.21	—	0.44	—	11.58	11.32	0.29	0.24	0.24	2.31	20,513	45
12-31-19	9.92	0.21•	1.08	1.29	0.24	0.15	—	0.39	—	10.82	13.16	0.26	0.24	0.24	2.02	18,653	38
12-31-18	10.62	0.23	(0.54)	(0.31)	0.23	0.16	—	0.39	—	9.92	(3.04)	0.27	0.21	0.21	2.11	21,140	38
Class S
12-31-22	11.65	0.19•	(1.80)	(1.61)	0.29	0.86	—	1.15	—	8.89	(14.32)	0.53	0.46	0.46	1.92	94,618	51
12-31-21	11.46	0.19•	0.47	0.66	0.18	0.29	—	0.47	—	11.65	5.81	0.55	0.49	0.49	1.65	131,694	30
12-31-20	10.71	0.23	0.93	1.16	0.20	0.21	—	0.41	—	11.46	11.05	0.54	0.49	0.49	2.10	147,405	45
12-31-19	9.82	0.19•	1.06	1.25	0.21	0.15	—	0.36	—	10.71	12.88	0.51	0.49	0.49	1.78	136,385	38
12-31-18	10.51	0.19•	(0.52)	(0.33)	0.20	0.16	—	0.36	—	9.82	(3.25)	0.52	0.46	0.46	1.84	140,647	38
Class S2
12-31-22	11.36	0.18•	(1.76)	(1.58)	0.29	0.86	—	1.15	—	8.63	(14.47)	0.68	0.61	0.61	1.81	16,493	51
12-31-21	11.20	0.17•	0.47	0.64	0.19	0.29	—	0.48	—	11.36	5.69	0.70	0.64	0.64	1.50	18,519	30
12-31-20	10.48	0.21•	0.90	1.11	0.18	0.21	—	0.39	—	11.20	10.79	0.69	0.64	0.64	1.99	16,526	45
12-31-19	9.61	0.16•	1.05	1.21	0.19	0.15	—	0.34	—	10.48	12.70	0.66	0.64	0.64	1.55	8,387	38
12-31-18	10.29	0.19•	(0.52)	(0.33)	0.19	0.16	—	0.35	—	9.61	(3.39)	0.67	0.61	0.61	1.85	16,240	38
Class Z
12-31-22	11.96	0.24•	(1.85)	(1.61)	0.33	0.86	—	1.19	—	9.16	(13.94)	0.24	0.00*	0.00*	2.38	499,006	51
12-31-21	11.72	0.25•	0.50	0.75	0.22	0.29	—	0.51	—	11.96	6.41	0.26	0.00*	0.00*	2.14	669,150	30
12-31-20	10.93	0.30•	0.93	1.23	0.23	0.21	—	0.44	—	11.72	11.48	0.25	0.00*	0.00*	2.66	705,082	45
12-31-19	9.99	0.25•	1.08	1.33	0.24	0.15	—	0.39	—	10.93	13.47	0.26	0.00*	0.00*	2.32	230,574	38
12-31-18	10.67	0.24•	(0.53)	(0.29)	0.23	0.16	—	0.39	—	9.99	(2.83)	0.27	0.00*	0.00*	2.33	178,763	38
Voya Index Solution 2025 Portfolio
Class ADV
12-31-22	12.53	0.16•	(2.13)	(1.97)	0.20	1.05	—	1.25	—	9.31	(16.26)	0.77	0.70	0.70	1.48	123,760	50
12-31-21	12.08	0.13•	1.09	1.22	0.22	0.55	—	0.77	—	12.53	10.20	0.79	0.74	0.74	1.07	176,976	40
12-31-20	11.22	0.19•	1.17	1.36	0.17	0.33	—	0.50	—	12.08	12.50	0.79	0.74	0.74	1.70	186,131	50
12-31-19	9.99	0.17•	1.61	1.78	0.16	0.39	—	0.55	—	11.22	18.15	0.75	0.72	0.72	1.55	193,477	28
12-31-18	10.94	0.17•	(0.73)	(0.56)	0.14	0.25	—	0.39	—	9.99	(5.37)	0.76	0.70	0.70	1.53	196,102	35

See Accompanying Notes to Financial Statements
34

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2025 Portfolio (continued)
Class I
12-31-22	12.88	0.22•	(2.18)	(1.96)	0.28	1.05	—	1.33	—	9.59	(15.81)	0.27	0.20	0.20	2.00	41,957	50
12-31-21	12.40	0.20•	1.11	1.31	0.28	0.55	—	0.83	—	12.88	10.70	0.29	0.24	0.24	1.56	53,067	40
12-31-20	11.51	0.24•	1.21	1.45	0.23	0.33	—	0.56	—	12.40	13.05	0.29	0.24	0.24	2.13	52,341	50
12-31-19	10.24	0.23•	1.65	1.88	0.22	0.39	—	0.61	—	11.51	18.78	0.25	0.22	0.22	2.07	60,504	28
12-31-18	11.21	0.23	(0.76)	(0.53)	0.19	0.25	—	0.44	—	10.24	(4.94)	0.26	0.20	0.20	2.06	56,645	35
Class S
12-31-22	12.72	0.19•	(2.17)	(1.98)	0.23	1.05	—	1.28	—	9.46	(16.09)	0.52	0.45	0.45	1.74	93,780	50
12-31-21	12.26	0.17•	1.09	1.26	0.25	0.55	—	0.80	—	12.72	10.42	0.54	0.49	0.49	1.33	134,629	40
12-31-20	11.38	0.24	1.17	1.41	0.20	0.33	—	0.53	—	12.26	12.83	0.54	0.49	0.49	1.97	135,558	50
12-31-19	10.13	0.21	1.62	1.83	0.19	0.39	—	0.58	—	11.38	18.46	0.50	0.47	0.47	1.82	133,118	28
12-31-18	11.09	0.19•	(0.74)	(0.55)	0.16	0.25	—	0.41	—	10.13	(5.17)	0.51	0.45	0.45	1.78	120,905	35
Class S2
12-31-22	12.45	0.17•	(2.12)	(1.95)	0.22	1.05	—	1.27	—	9.23	(16.21)	0.67	0.60	0.60	1.63	31,566	50
12-31-21	12.02	0.14•	1.07	1.21	0.23	0.55	—	0.78	—	12.45	10.24	0.69	0.64	0.64	1.17	36,074	40
12-31-20	11.17	0.20•	1.18	1.38	0.20	0.33	—	0.53	—	12.02	12.71	0.69	0.64	0.64	1.85	36,080	50
12-31-19	9.96	0.18•	1.60	1.78	0.18	0.39	—	0.57	—	11.17	18.23	0.65	0.62	0.62	1.70	32,859	28
12-31-18	10.90	0.17•	(0.72)	(0.55)	0.14	0.25	—	0.39	—	9.96	(5.29)	0.66	0.60	0.60	1.61	26,038	35
Class Z
12-31-22	13.09	0.24•	(2.23)	(1.99)	0.28	1.05	—	1.33	—	9.77	(15.74)	0.24	0.00*	0.00*	2.21	754,094	50
12-31-21	12.56	0.24•	1.12	1.36	0.28	0.55	—	0.83	—	13.09	11.03	0.25	0.00*	0.00*	1.83	933,768	40
12-31-20	11.62	0.29•	1.21	1.50	0.23	0.33	—	0.56	—	12.56	13.36	0.24	0.00*	0.00*	2.49	827,543	50
12-31-19	10.31	0.26•	1.66	1.92	0.22	0.39	—	0.61	—	11.62	19.04	0.25	0.00*	0.00*	2.35	685,495	28
12-31-18	11.26	0.26•	(0.77)	(0.51)	0.19	0.25	—	0.44	—	10.31	(4.74)	0.26	0.00*	0.00*	2.31	452,255	35
Voya Index Solution 2030 Portfolio
Class ADV
12-31-22	18.37	0.22•	(3.23)	(3.01)	0.26	1.41	—	1.67	—	13.69	(16.89)	0.79	0.70	0.70	1.46	38,122	52
12-31-21	17.23	0.18•	1.84	2.02	0.29	0.59	—	0.88	—	18.37	11.80	0.81	0.74	0.74	1.00	46,915	41
12-31-20	15.89	0.26•	1.77	2.03	0.23	0.46	—	0.69	—	17.23	13.22	0.83	0.74	0.74	1.69	42,311	45
12-31-19	13.81	0.23•	2.53	2.76	0.20	0.48	—	0.68	—	15.89	20.35	0.74	0.73	0.73	1.55	36,621	29
12-31-18	15.28	0.24•	(1.21)	(0.97)	0.15	0.35	—	0.50	—	13.81	(6.60)	0.75	0.70	0.70	1.61	27,143	33
Class I
12-31-22	19.02	0.31•	(3.36)	(3.05)	0.35	1.41	—	1.76	—	14.21	(16.51)	0.29	0.20	0.20	1.97	8,703	52
12-31-21	17.78	0.28•	1.90	2.18	0.35	0.59	—	0.94	—	19.02	12.40	0.31	0.24	0.24	1.51	10,579	41
12-31-20	16.37	0.34•	1.82	2.16	0.29	0.46	—	0.75	—	17.78	13.72	0.33	0.24	0.24	2.13	9,372	45
12-31-19	14.19	0.31•	2.61	2.92	0.26	0.48	—	0.74	—	16.37	21.02	0.24	0.23	0.23	2.01	8,674	29
12-31-18	15.65	0.31•	(1.23)	(0.92)	0.19	0.35	—	0.54	—	14.19	(6.11)	0.25	0.20	0.20	2.03	6,304	33

See Accompanying Notes to Financial Statements
35

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2030 Portfolio (continued)
Class S
12-31-22	18.85	0.27•	(3.33)	(3.06)	0.28	1.41	—	1.69	—	14.10	(16.70)	0.54	0.45	0.45	1.68	12,262	52
12-31-21	17.63	0.23•	1.90	2.13	0.32	0.59	—	0.91	—	18.85	12.18	0.56	0.49	0.49	1.24	20,843	41
12-31-20	16.24	0.31•	1.79	2.10	0.25	0.46	—	0.71	—	17.63	13.45	0.58	0.49	0.49	1.96	17,414	45
12-31-19	14.09	0.28•	2.58	2.86	0.23	0.48	—	0.71	—	16.24	20.67	0.49	0.48	0.48	1.79	14,570	29
12-31-18	15.56	0.28	(1.24)	(0.96)	0.16	0.35	—	0.51	—	14.09	(6.40)	0.50	0.45	0.45	1.77	11,224	33
Class S2
12-31-22	18.51	0.24•	(3.27)	(3.03)	0.29	1.41	—	1.70	—	13.78	(16.87)	0.69	0.60	0.60	1.57	13,090	52
12-31-21	17.35	0.20•	1.87	2.07	0.32	0.59	—	0.91	—	18.51	12.01	0.71	0.64	0.64	1.12	14,118	41
12-31-20	16.02	0.31•	1.73	2.04	0.25	0.46	—	0.71	—	17.35	13.26	0.73	0.64	0.64	1.96	10,670	45
12-31-19	13.94	0.27•	2.53	2.80	0.24	0.48	—	0.72	—	16.02	20.50	0.64	0.63	0.63	1.77	5,688	29
12-31-18	15.37	0.26•	(1.22)	(0.96)	0.12	0.35	—	0.47	—	13.94	(6.47)	0.65	0.60	0.60	1.74	2,239	33
Class Z
12-31-22	19.25	0.35•	(3.40)	(3.05)	0.36	1.41	—	1.77	—	14.43	(16.31)	0.23	0.00*	0.00*	2.16	725,202	52
12-31-21	17.96	0.33•	1.92	2.25	0.37	0.59	—	0.96	—	19.25	12.64	0.25	0.00*	0.00*	1.76	850,871	41
12-31-20	16.48	0.40•	1.83	2.23	0.29	0.46	—	0.75	—	17.96	14.06	0.24	0.00*	0.00*	2.45	699,789	45
12-31-19	14.26	0.36•	2.60	2.96	0.26	0.48	—	0.74	—	16.48	21.20	0.24	0.00*	0.00*	2.30	558,381	29
12-31-18	15.69	0.36•	(1.25)	(0.89)	0.19	0.35	—	0.54	—	14.26	(5.90)	0.25	0.00*	0.00*	2.29	348,273	33
Voya Index Solution 2035 Portfolio
Class ADV
12-31-22	13.59	0.15•	(2.54)	(2.39)	0.16	1.18	—	1.34	—	9.86	(18.14)	0.77	0.70	0.70	1.37	125,263	41
12-31-21	12.69	0.12•	1.58	1.70	0.19	0.61	—	0.80	—	13.59	13.56	0.80	0.74	0.74	0.89	169,629	38
12-31-20	11.72	0.18•	1.37	1.55	0.16	0.42	—	0.58	—	12.69	13.85	0.80	0.74	0.74	1.58	172,517	45
12-31-19	10.14	0.17•	2.00	2.17	0.15	0.44	—	0.59	—	11.72	21.91	0.74	0.73	0.73	1.51	186,455	28
12-31-18	11.34	0.16•	(0.94)	(0.78)	0.13	0.29	—	0.42	—	10.14	(7.26)	0.75	0.70	0.70	1.45	176,145	33
Class I
12-31-22	14.03	0.22•	(2.64)	(2.42)	0.23	1.18	—	1.41	—	10.20	(17.76)	0.27	0.20	0.20	1.89	50,433	41
12-31-21	13.07	0.19•	1.64	1.83	0.26	0.61	—	0.87	—	14.03	14.17	0.30	0.24	0.24	1.40	60,969	38
12-31-20	12.06	0.23•	1.43	1.66	0.23	0.42	—	0.65	—	13.07	14.41	0.30	0.24	0.24	2.01	54,401	45
12-31-19	10.42	0.24	2.05	2.29	0.21	0.44	—	0.65	—	12.06	22.58	0.24	0.23	0.23	2.00	64,433	28
12-31-18	11.65	0.22	(0.98)	(0.76)	0.18	0.29	—	0.47	—	10.42	(6.86)	0.25	0.20	0.20	1.99	55,982	33
Class S
12-31-22	13.83	0.18•	(2.59)	(2.41)	0.19	1.18	—	1.37	—	10.05	(17.95)	0.52	0.45	0.45	1.59	82,072	41
12-31-21	12.90	0.16•	1.61	1.77	0.23	0.61	—	0.84	—	13.83	13.87	0.55	0.49	0.49	1.16	114,671	38
12-31-20	11.91	0.23	1.37	1.60	0.19	0.42	—	0.61	—	12.90	14.12	0.55	0.49	0.49	1.86	112,188	45
12-31-19	10.29	0.21	2.03	2.24	0.18	0.44	—	0.62	—	11.91	22.36	0.49	0.48	0.48	1.76	110,305	28
12-31-18	11.51	0.19•	(0.97)	(0.78)	0.15	0.29	—	0.44	—	10.29	(7.12)	0.50	0.45	0.45	1.70	96,259	33

See Accompanying Notes to Financial Statements
36

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio (continued)
Class S2
12-31-22	13.54	0.17•	(2.55)	(2.38)	0.17	1.18	—	1.35	—	9.81	(18.10)	0.67	0.60	0.60	1.54	36,931	41
12-31-21	12.66	0.13•	1.58	1.71	0.22	0.61	—	0.83	—	13.54	13.65	0.70	0.64	0.64	0.96	40,801	38
12-31-20	11.71	0.20•	1.36	1.56	0.19	0.42	—	0.61	—	12.66	13.93	0.70	0.64	0.64	1.79	41,739	45
12-31-19	10.13	0.18•	2.00	2.18	0.16	0.44	—	0.60	—	11.71	22.09	0.64	0.63	0.63	1.62	33,877	28
12-31-18	11.32	0.17•	(0.94)	(0.77)	0.13	0.29	—	0.42	—	10.13	(7.14)	0.65	0.60	0.60	1.52	29,751	33
Class Z
12-31-22	14.27	0.25•	(2.69)	(2.44)	0.24	1.18	—	1.42	—	10.41	(17.62)	0.23	0.00*	0.00*	2.11	954,048	41
12-31-21	13.26	0.23•	1.66	1.89	0.27	0.61	—	0.88	—	14.27	14.41	0.24	0.00*	0.00*	1.67	1,084,762	38
12-31-20	12.20	0.28•	1.43	1.71	0.23	0.42	—	0.65	—	13.26	14.66	0.24	0.00*	0.00*	2.40	876,349	45
12-31-19	10.51	0.27•	2.07	2.34	0.21	0.44	—	0.65	—	12.20	22.88	0.24	0.00*	0.00*	2.31	688,542	28
12-31-18	11.72	0.26•	(1.00)	(0.74)	0.18	0.29	—	0.47	—	10.51	(6.64)	0.25	0.00*	0.00*	2.24	412,024	33
Voya Index Solution 2040 Portfolio
Class ADV
12-31-22	20.52	0.23•	(3.91)	(3.68)	0.21	1.77	—	1.98	—	14.86	(18.48)	0.81	0.70	0.70	1.36	25,195	40
12-31-21	18.49	0.16•	2.76	2.92	0.25	0.64	—	0.89	—	20.52	15.95	0.84	0.74	0.74	0.83	28,989	35
12-31-20	16.81	0.27	2.16	2.43	0.22	0.53	—	0.75	—	18.49	15.08	0.86	0.74	0.74	1.62	26,276	32
12-31-19	14.29	0.24•	3.01	3.25	0.19	0.54	—	0.73	—	16.81	23.19	0.74	0.73	0.73	1.48	24,422	23
12-31-18	16.00	0.23•	(1.45)	(1.22)	0.13	0.36	—	0.49	—	14.29	(7.94)	0.75	0.71	0.71	1.48	15,441	30
Class I
12-31-22	21.19	0.32•	(4.04)	(3.72)	0.30	1.77	—	2.07	—	15.40	(18.08)	0.31	0.20	0.20	1.87	9,800	40
12-31-21	19.04	0.28•	2.85	3.13	0.34	0.64	—	0.98	—	21.19	16.58	0.34	0.24	0.24	1.35	9,660	35
12-31-20	17.28	0.37•	2.21	2.58	0.29	0.53	—	0.82	—	19.04	15.62	0.36	0.24	0.24	2.20	7,830	32
12-31-19	14.65	0.32•	3.09	3.41	0.24	0.54	—	0.78	—	17.28	23.82	0.24	0.23	0.23	1.95	5,832	23
12-31-18	16.36	0.32•	(1.50)	(1.18)	0.17	0.36	—	0.53	—	14.65	(7.53)	0.25	0.21	0.21	1.97	3,952	30
Class S
12-31-22	21.12	0.26•	(4.01)	(3.75)	0.24	1.77	—	2.01	—	15.36	(18.30)	0.56	0.45	0.45	1.51	11,600	40
12-31-21	18.99	0.23•	2.84	3.07	0.30	0.64	—	0.94	—	21.12	16.30	0.59	0.49	0.49	1.12	16,775	35
12-31-20	17.24	0.32•	2.21	2.53	0.25	0.53	—	0.78	—	18.99	15.34	0.61	0.49	0.49	1.94	13,728	32
12-31-19	14.62	0.28•	3.09	3.37	0.21	0.54	—	0.75	—	17.24	23.53	0.49	0.48	0.48	1.71	11,372	23
12-31-18	16.33	0.26	(1.47)	(1.21)	0.14	0.36	—	0.50	—	14.62	(7.73)	0.50	0.46	0.46	1.64	7,981	30
Class S2
12-31-22	20.73	0.25•	(3.96)	(3.71)	0.21	1.77	—	1.98	—	15.04	(18.43)	0.71	0.60	0.60	1.49	4,152	40
12-31-21	18.68	0.18•	2.80	2.98	0.29	0.64	—	0.93	—	20.73	16.09	0.74	0.64	0.64	0.89	4,354	35
12-31-20	16.98	0.31•	2.16	2.47	0.24	0.53	—	0.77	—	18.68	15.17	0.76	0.64	0.64	1.89	4,557	32
12-31-19	14.42	0.24•	3.06	3.30	0.20	0.54	—	0.74	—	16.98	23.36	0.64	0.63	0.63	1.51	2,896	23
12-31-18	16.13	0.23•	(1.46)	(1.23)	0.12	0.36	—	0.48	—	14.42	(7.90)	0.65	0.61	0.61	1.47	1,905	30

See Accompanying Notes to Financial Statements
37

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2040 Portfolio (continued)
Class Z
12-31-22	21.49	0.36•	(4.10)	(3.74)	0.32	1.77	—	2.09	—	15.66	(17.93)	0.23	0.00*	0.00*	2.06	679,923	40
12-31-21	19.27	0.33•	2.89	3.22	0.36	0.64	—	1.00	—	21.49	16.86	0.24	0.00*	0.00*	1.60	760,148	35
12-31-20	17.43	0.41•	2.25	2.66	0.29	0.53	—	0.82	—	19.27	15.96	0.23	0.00*	0.00*	2.41	577,969	32
12-31-19	14.74	0.37•	3.10	3.47	0.24	0.54	—	0.78	—	17.43	24.08	0.24	0.00*	0.00*	2.25	426,037	23
12-31-18	16.42	0.36•	(1.51)	(1.15)	0.17	0.36	—	0.53	—	14.74	(7.32)	0.25	0.00*	0.00*	2.22	243,229	30
Voya Index Solution 2045 Portfolio
Class ADV
12-31-22	14.77	0.15•	(2.81)	(2.66)	0.13	1.52	—	1.65	—	10.46	(18.60)	0.79	0.70	0.70	1.26	93,516	39
12-31-21	13.31	0.11•	2.16	2.27	0.19	0.62	—	0.81	—	14.77	17.25	0.81	0.74	0.74	0.73	132,543	38
12-31-20	12.17	0.18•	1.58	1.76	0.15	0.47	—	0.62	—	13.31	15.23	0.81	0.74	0.74	1.54	129,548	34
12-31-19	10.38	0.16•	2.29	2.45	0.14	0.52	—	0.66	—	12.17	24.29	0.73	0.73	0.73	1.39	134,331	24
12-31-18	11.79	0.15•	(1.13)	(0.98)	0.11	0.32	—	0.43	—	10.38	(8.70)	0.74	0.72	0.72	1.31	122,905	31
Class I
12-31-22	15.37	0.23•	(2.94)	(2.71)	0.21	1.52	—	1.73	—	10.93	(18.19)	0.29	0.20	0.20	1.81	47,575	39
12-31-21	13.81	0.19•	2.24	2.43	0.25	0.62	—	0.87	—	15.37	17.86	0.31	0.24	0.24	1.25	54,110	38
12-31-20	12.61	0.23•	1.66	1.89	0.22	0.47	—	0.69	—	13.81	15.78	0.31	0.24	0.24	1.92	46,883	34
12-31-19	10.74	0.22	2.38	2.60	0.21	0.52	—	0.73	—	12.61	24.89	0.23	0.23	0.23	1.89	53,784	24
12-31-18	12.17	0.22	(1.16)	(0.94)	0.17	0.32	—	0.49	—	10.74	(8.16)	0.24	0.22	0.22	1.84	43,658	31
Class S
12-31-22	15.09	0.18•	(2.87)	(2.69)	0.16	1.52	—	1.68	—	10.72	(18.40)	0.54	0.45	0.45	1.46	54,086	39
12-31-21	13.58	0.15•	2.20	2.35	0.22	0.62	—	0.84	—	15.09	17.56	0.56	0.49	0.49	1.02	84,023	38
12-31-20	12.41	0.23	1.60	1.83	0.19	0.47	—	0.66	—	13.58	15.49	0.56	0.49	0.49	1.80	77,113	34
12-31-19	10.58	0.20	2.33	2.53	0.18	0.52	—	0.70	—	12.41	24.55	0.48	0.48	0.48	1.64	74,022	24
12-31-18	12.00	0.18•	(1.14)	(0.96)	0.14	0.32	—	0.46	—	10.58	(8.44)	0.49	0.47	0.47	1.53	65,002	31
Class S2
12-31-22	14.76	0.17•	(2.81)	(2.64)	0.16	1.52	—	1.68	—	10.44	(18.49)	0.69	0.60	0.60	1.45	28,510	39
12-31-21	13.32	0.12•	2.15	2.27	0.21	0.62	—	0.83	—	14.76	17.28	0.71	0.64	0.64	0.85	29,628	38
12-31-20	12.19	0.20•	1.58	1.78	0.18	0.47	—	0.65	—	13.32	15.35	0.71	0.64	0.64	1.72	25,318	34
12-31-19	10.41	0.16	2.30	2.46	0.16	0.52	—	0.68	—	12.19	24.34	0.63	0.63	0.63	1.50	20,384	24
12-31-18	11.80	0.16•	(1.12)	(0.96)	0.11	0.32	—	0.43	—	10.41	(8.52)	0.64	0.62	0.62	1.40	16,121	31
Class Z
12-31-22	15.62	0.25•	(2.99)	(2.74)	0.22	1.52	—	1.74	—	11.14	(18.10)	0.23	0.00*	0.00*	2.01	733,611	39
12-31-21	14.00	0.23•	2.27	2.50	0.26	0.62	—	0.88	—	15.62	18.14	0.24	0.00*	0.00*	1.52	827,504	38
12-31-20	12.74	0.29•	1.66	1.95	0.22	0.47	—	0.69	—	14.00	16.09	0.23	0.00*	0.00*	2.36	650,098	34
12-31-19	10.82	0.27•	2.38	2.65	0.21	0.52	—	0.73	—	12.74	25.17	0.23	0.00*	0.00*	2.21	464,683	24
12-31-18	12.24	0.26•	(1.19)	(0.93)	0.17	0.32	—	0.49	—	10.82	(8.03)	0.24	0.00*	0.00*	2.14	273,348	31

See Accompanying Notes to Financial Statements
38

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2050 Portfolio
Class ADV
12-31-22	21.29	0.22•	(4.10)	(3.88)	0.16	1.86	—	2.02	—	15.39	(18.70)	0.85	0.72	0.72	1.25	17,963	34
12-31-21	18.85	0.15•	3.06	3.21	0.23	0.54	—	0.77	—	21.29	17.22	0.87	0.74	0.74	0.72	23,791	38
12-31-20	17.18	0.25•	2.15	2.40	0.20	0.53	—	0.73	—	18.85	14.66	0.91	0.74	0.74	1.53	19,574	29
12-31-19	14.39	0.24•	3.24	3.48	0.17	0.52	—	0.69	—	17.18	24.60	0.74	0.74	0.74	1.47	17,450	22
12-31-18	16.26	0.22•	(1.62)	(1.40)	0.11	0.36	—	0.47	—	14.39	(8.92)	0.75	0.73	0.73	1.39	11,155	28
Class I
12-31-22	21.88	0.32•	(4.22)	(3.90)	0.26	1.86	—	2.12	—	15.86	(18.29)	0.35	0.22	0.22	1.80	11,849	34
12-31-21	19.33	0.26•	3.15	3.41	0.32	0.54	—	0.86	—	21.88	17.81	0.37	0.24	0.24	1.23	11,548	38
12-31-20	17.58	0.35•	2.20	2.55	0.27	0.53	—	0.80	—	19.33	15.25	0.41	0.24	0.24	2.07	8,770	29
12-31-19	14.69	0.32•	3.31	3.63	0.22	0.52	—	0.74	—	17.58	25.21	0.24	0.24	0.24	1.97	6,367	22
12-31-18	16.55	0.30•	(1.65)	(1.35)	0.15	0.36	—	0.51	—	14.69	(8.49)	0.25	0.23	0.23	1.82	3,851	28
Class S
12-31-22	21.78	0.25•	(4.18)	(3.93)	0.18	1.86	—	2.04	—	15.81	(18.52)	0.60	0.47	0.47	1.40	9,814	34
12-31-21	19.26	0.20•	3.14	3.34	0.28	0.54	—	0.82	—	21.78	17.50	0.62	0.49	0.49	0.96	15,698	38
12-31-20	17.53	0.30•	2.20	2.50	0.24	0.53	—	0.77	—	19.26	14.94	0.66	0.49	0.49	1.80	12,575	29
12-31-19	14.65	0.28•	3.31	3.59	0.19	0.52	—	0.71	—	17.53	24.94	0.49	0.49	0.49	1.70	10,885	22
12-31-18	16.51	0.25	(1.63)	(1.38)	0.12	0.36	—	0.48	—	14.65	(8.68)	0.50	0.48	0.48	1.53	7,477	28
Class S2
12-31-22	21.41	0.25•	(4.13)	(3.88)	0.19	1.86	—	2.05	—	15.48	(18.62)	0.75	0.62	0.62	1.44	4,018	34
12-31-21	18.95	0.19•	3.06	3.25	0.25	0.54	—	0.79	—	21.41	17.33	0.77	0.64	0.64	0.93	3,918	38
12-31-20	17.26	0.29•	2.14	2.43	0.21	0.53	—	0.74	—	18.95	14.77	0.81	0.64	0.64	1.77	3,563	29
12-31-19	14.45	0.25•	3.25	3.50	0.17	0.52	—	0.69	—	17.26	24.69	0.64	0.64	0.64	1.53	3,072	22
12-31-18	16.30	0.22•	(1.60)	(1.38)	0.11	0.36	—	0.47	—	14.45	(8.80)	0.65	0.63	0.63	1.36	2,023	28
Class Z
12-31-22	22.16	0.36•	(4.27)	(3.91)	0.29	1.86	—	2.15	—	16.10	(18.14)	0.23	0.00*	0.00*	2.01	512,919	34
12-31-21	19.54	0.32•	3.18	3.50	0.34	0.54	—	0.88	—	22.16	18.12	0.24	0.00*	0.00*	1.48	539,936	38
12-31-20	17.73	0.40•	2.21	2.61	0.27	0.53	—	0.80	—	19.54	15.46	0.23	0.00*	0.00*	2.32	398,859	29
12-31-19	14.77	0.37•	3.33	3.70	0.22	0.52	—	0.74	—	17.73	25.56	0.24	0.00*	0.00*	2.23	286,945	22
12-31-18	16.60	0.35•	(1.67)	(1.32)	0.15	0.36	—	0.51	—	14.77	(8.28)	0.25	0.00*	0.00*	2.15	153,539	28
Voya Index Solution 2055 Portfolio
Class ADV
12-31-22	19.61	0.20•	(3.77)	(3.57)	0.14	1.82	—	1.96	—	14.08	(18.76)	0.84	0.72	0.72	1.22	45,187	34
12-31-21	17.47	0.13•	2.87	3.00	0.21	0.65	—	0.86	—	19.61	17.32	0.85	0.74	0.74	0.69	63,321	38
12-31-20	15.91	0.24	2.03	2.27	0.18	0.53	—	0.71	—	17.47	14.90	0.89	0.74	0.74	1.49	58,091	29
12-31-19	13.42	0.22	3.00	3.22	0.15	0.58	—	0.73	—	15.91	24.52	0.74	0.74	0.74	1.40	54,378	20
12-31-18	15.18	0.19	(1.49)	(1.30)	0.12	0.34	—	0.46	—	13.42	(8.87)	0.75	0.73	0.73	1.27	46,688	29

See Accompanying Notes to Financial Statements
39

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class I
12-31-22	20.20	0.29•	(3.90)	(3.61)	0.24	1.82	—	2.06	—	14.53	(18.38)	0.34	0.22	0.22	1.78	37,659	34
12-31-21	17.95	0.24•	2.95	3.19	0.29	0.65	—	0.94	—	20.20	17.95	0.35	0.24	0.24	1.22	42,496	38
12-31-20	16.33	0.31•	2.09	2.40	0.25	0.53	—	0.78	—	17.95	15.43	0.39	0.24	0.24	1.95	35,009	29
12-31-19	13.75	0.30•	3.09	3.39	0.23	0.58	—	0.81	—	16.33	25.22	0.24	0.24	0.24	1.95	31,202	20
12-31-18	15.54	0.28•	(1.54)	(1.26)	0.19	0.34	—	0.53	—	13.75	(8.48)	0.25	0.23	0.23	1.82	21,247	29
Class S
12-31-22	19.90	0.23•	(3.82)	(3.59)	0.17	1.82	—	1.99	—	14.32	(18.56)	0.59	0.47	0.47	1.43	29,007	34
12-31-21	17.71	0.18•	2.91	3.09	0.25	0.65	—	0.90	—	19.90	17.64	0.60	0.49	0.49	0.93	43,919	38
12-31-20	16.13	0.27•	2.06	2.33	0.22	0.53	—	0.75	—	17.71	15.11	0.64	0.49	0.49	1.76	40,587	29
12-31-19	13.59	0.25•	3.06	3.31	0.19	0.58	—	0.77	—	16.13	24.94	0.49	0.49	0.49	1.66	35,423	20
12-31-18	15.36	0.23	(1.51)	(1.28)	0.15	0.34	—	0.49	—	13.59	(8.66)	0.50	0.48	0.48	1.55	26,744	29
Class S2
12-31-22	19.67	0.23•	(3.80)	(3.57)	0.17	1.82	—	1.99	—	14.11	(18.69)	0.74	0.62	0.62	1.41	19,070	34
12-31-21	17.54	0.15•	2.88	3.03	0.25	0.65	—	0.90	—	19.67	17.43	0.75	0.64	0.64	0.78	20,878	38
12-31-20	15.99	0.27•	2.01	2.28	0.20	0.53	—	0.73	—	17.54	14.97	0.79	0.64	0.64	1.73	17,208	29
12-31-19	13.49	0.23•	3.03	3.26	0.18	0.58	—	0.76	—	15.99	24.68	0.64	0.64	0.64	1.53	11,439	20
12-31-18	15.24	0.20•	(1.49)	(1.29)	0.12	0.34	—	0.46	—	13.49	(8.77)	0.65	0.63	0.63	1.30	7,943	29
Class Z
12-31-22	20.51	0.33•	(3.96)	(3.63)	0.26	1.82	—	2.08	—	14.80	(18.20)	0.23	0.00*	0.00*	2.00	439,069	34
12-31-21	18.20	0.29•	2.99	3.28	0.32	0.65	—	0.97	—	20.51	18.19	0.24	0.00*	0.00*	1.49	450,163	38
12-31-20	16.51	0.37•	2.10	2.47	0.25	0.53	—	0.78	—	18.20	15.69	0.23	0.00*	0.00*	2.32	324,254	29
12-31-19	13.86	0.35•	3.11	3.46	0.23	0.58	—	0.81	—	16.51	25.54	0.24	0.00*	0.00*	2.23	217,585	20
12-31-18	15.62	0.33•	(1.56)	(1.23)	0.19	0.34	—	0.53	—	13.86	(8.24)	0.25	0.00*	0.00*	2.15	111,996	29
Voya Index Solution 2060 Portfolio
Class ADV
12-31-22	16.89	0.17•	(3.27)	(3.10)	0.11	1.41	—	1.52	—	12.27	(18.84)	0.88	0.72	0.72	1.25	12,814	34
12-31-21	14.80	0.12•	2.47	2.59	0.13	0.37	—	0.50	—	16.89	17.65	0.91	0.74	0.74	0.72	15,085	37
12-31-20	13.31	0.18•	1.76	1.94	0.12	0.33	—	0.45	—	14.80	15.11	0.92	0.74	0.74	1.42	11,253	34
12-31-19	11.02	0.18•	2.50	2.68	0.09	0.30	—	0.39	—	13.31	24.62	0.77	0.74	0.74	1.45	9,576	36
12-31-18	12.49	0.17•	(1.23)	(1.06)	0.07	0.34	—	0.41	—	11.02	(8.88)	0.81	0.72	0.72	1.42	6,029	40
Class I
12-31-22	17.25	0.25•	(3.35)	(3.10)	0.18	1.41	—	1.59	—	12.56	(18.44)	0.38	0.22	0.22	1.80	20,763	34
12-31-21	15.10	0.21•	2.51	2.72	0.20	0.37	—	0.57	—	17.25	18.18	0.41	0.24	0.24	1.26	20,267	37
12-31-20	13.55	0.28•	1.77	2.05	0.17	0.33	—	0.50	—	15.10	15.69	0.43	0.24	0.24	2.11	13,765	34
12-31-19	11.19	0.27•	2.52	2.79	0.13	0.30	—	0.43	—	13.55	25.32	0.27	0.24	0.24	2.18	7,603	36
12-31-18	12.65	0.25•	(1.27)	(1.02)	0.10	0.34	—	0.44	—	11.19	(8.46)	0.31	0.22	0.22	2.05	3,020	40

See Accompanying Notes to Financial Statements
40

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2060 Portfolio (continued)
Class S
12-31-22	17.04	0.20•	(3.30)	(3.10)	0.11	1.41	—	1.52	—	12.42	(18.65)	0.63	0.47	0.47	1.39	6,050	34
12-31-21	14.92	0.15•	2.51	2.66	0.17	0.37	—	0.54	—	17.04	17.96	0.66	0.49	0.49	0.95	9,659	37
12-31-20	13.41	0.24•	1.75	1.99	0.15	0.33	—	0.48	—	14.92	15.37	0.68	0.49	0.49	1.83	8,248	34
12-31-19	11.10	0.22•	2.50	2.72	0.11	0.30	—	0.41	—	13.41	24.87	0.52	0.49	0.49	1.74	5,693	36
12-31-18	12.56	0.21•	(1.25)	(1.04)	0.08	0.34	—	0.42	—	11.10	(8.66)	0.56	0.47	0.47	1.70	3,057	40
Class S2
12-31-22	16.97	0.20•	(3.31)	(3.11)	0.11	1.41	—	1.52	—	12.34	(18.77)	0.78	0.62	0.62	1.42	2,381	34
12-31-21	14.87	0.13•	2.49	2.62	0.15	0.37	—	0.52	—	16.97	17.78	0.81	0.64	0.64	0.80	2,296	37
12-31-20	13.37	0.22•	1.74	1.96	0.13	0.33	—	0.46	—	14.87	15.17	0.83	0.64	0.64	1.74	2,098	34
12-31-19	11.07	0.19•	2.51	2.70	0.10	0.30	—	0.40	—	13.37	24.76	0.67	0.64	0.64	1.56	1,545	36
12-31-18	12.51	0.15•	(1.20)	(1.05)	0.05	0.34	—	0.39	—	11.07	(8.75)	0.71	0.62	0.62	1.18	751	40
Class Z
12-31-22	17.48	0.29•	(3.40)	(3.11)	0.20	1.41	—	1.61	—	12.76	(18.25)	0.24	0.00*	0.00*	2.02	260,763	34
12-31-21	15.27	0.25•	2.55	2.80	0.22	0.37	—	0.59	—	17.48	18.50	0.24	0.00*	0.00*	1.49	243,777	37
12-31-20	13.67	0.31•	1.79	2.10	0.17	0.33	—	0.50	—	15.27	15.92	0.25	0.00*	0.00*	2.35	159,536	34
12-31-19	11.26	0.29•	2.55	2.84	0.13	0.30	—	0.43	—	13.67	25.61	0.27	0.00*	0.00*	2.31	84,826	36
12-31-18	12.70	0.29•	(1.29)	(1.00)	0.10	0.34	—	0.44	—	11.26	(8.27)	0.31	0.00*	0.00*	2.29	32,971	40
Voya Index Solution 2065 Portfolio
Class ADV
12-31-22	12.79	0.12•	(2.52)	(2.40)	0.12	0.51	—	0.63	—	9.76	(18.86)	1.00	0.73	0.73	1.16	3,367	51
12-31-21	11.58	0.12•	1.93	2.05	0.08	0.76	—	0.84	—	12.79	17.74	1.12	0.74	0.74	0.92	1,684	42
07-29-20(5) - 12-31-20	10.00	0.08•	1.58	1.66	0.07	0.01	—	0.08	—	11.58	16.62	2.09	0.74	0.74	1.87	382	17
Class I
12-31-22	12.82	0.21•	(2.57)	(2.36)	0.15	0.51	—	0.66	—	9.80	(18.45)	0.50	0.23	0.23	1.97	3,337	51
12-31-21	11.58	0.20•	1.93	2.13	0.13	0.76	—	0.89	—	12.82	18.45	0.62	0.24	0.24	1.51	1,419	42
07-29-20(5) - 12-31-20	10.00	0.13•	1.55	1.68	0.09	0.01	—	0.10	—	11.58	16.79	1.59	0.24	0.24	2.76	341	17
Class S
12-31-22	12.80	0.17•	(2.56)	(2.39)	0.13	0.51	—	0.64	—	9.77	(18.71)	0.75	0.48	0.48	1.55	2,156	51
12-31-21	11.58	0.16•	1.93	2.09	0.11	0.76	—	0.87	—	12.80	18.08	0.87	0.49	0.49	1.21	1,626	42
07-29-20(5) - 12-31-20	10.00	0.11•	1.56	1.67	0.08	0.01	—	0.09	—	11.58	16.72	1.84	0.49	0.49	2.50	382	17
Class S2
12-31-22	12.78	0.16•	(2.55)	(2.39)	0.12	0.51	—	0.63	—	9.76	(18.74)	0.90	0.63	0.63	1.45	611	51
12-31-21	11.57	0.09•	1.97	2.06	0.09	0.76	—	0.85	—	12.78	17.87	1.02	0.64	0.64	0.70	428	42
07-29-20(5) - 12-31-20	10.00	0.13•	1.53	1.66	0.08	0.01	—	0.09	—	11.57	16.59	1.99	0.64	0.64	2.80	175	17

See Accompanying Notes to Financial Statements
41

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2065 Portfolio (continued)
Class Z
12-31-22	12.85	0.23•	(2.57)	(2.34)	0.17	0.51	—	0.68	—	9.83	(18.27)	0.30	0.00*	0.00*	2.13	34,267	51
12-31-21	11.59	0.22•	1.94	2.16	0.14	0.76	—	0.90	—	12.85	18.69	0.48	0.00*	0.00*	1.72	16,030	42
07-29-20(5) - 12-31-20	10.00	0.12•	1.57	1.69	0.09	0.01	—	0.10	—	11.59	16.89	1.57	0.00*	0.00*	2.74	3,190	17

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”), Voya Index Solution 2060 Portfolio (“Index Solution 2060”) and Voya Index Solution 2065 Portfolio (“Index Solution 2065”), each a diversified series of the Company.
Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055, Index Solution 2060 and Index Solution 2065 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class Z. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context.With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. In establishing its exposure to debt instruments, each Portfolio may invest up to 20% of its assets directly in funding agreements (“Funding Agreements”) with affiliated or unaffiliated (if available) insurance companies (but only 10% of its assets directly in Funding Agreements with affiliated insurance companies). The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the
NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2022, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices and also purchased and sold futures contracts on various U.S. Treasury Notes/Bonds and Eurodollars. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2022, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts purchased and sold at December 31, 2022.
	Purchased	Sold
Index Solution Income	$15,793,371	$15,684,083
Index Solution 2025	29,357,676	29,388,384
Index Solution 2030	21,558,332	21,587,483
Index Solution 2035	33,653,055	33,656,855
Index Solution 2040	19,265,303	19,396,658
Index Solution 2045	32,800,343	32,301,595
Index Solution 2050	18,411,688	18,226,944
Index Solution 2055	18,857,336	18,629,325
Index Solution 2060	9,546,967	9,465,961
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS AND FUNDING AGREEMENTS
For the year ended December 31, 2022, the cost of purchases and the proceeds from sales of the Underlying Funds and Funding Agreements were as follows:
	Purchases	Sales
Index Solution Income	$401,004,494	$500,572,771
Index Solution 2025	573,069,446	636,167,937
Index Solution 2030	459,322,481	436,737,696
Index Solution 2035	594,686,781	532,542,630
Index Solution 2040	368,148,767	294,819,521
Index Solution 2045	436,708,063	383,975,910
Index Solution 2050	268,266,114	186,581,251
Index Solution 2055	265,080,513	191,503,991
Index Solution 2060	167,376,422	95,071,352
Index Solution 2065	43,943,969	15,690,413
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and/or Funding Agreements and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV and S2 of the Portfolios have a plan of distribution (the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% of each Portfolio’s average daily net assets attributable to its Class S2 shares.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S and S2 shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and S2 shares.

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Index Solution Income	32.72%
	Index Solution 2025	19.35
	Index Solution 2030	13.59
	Index Solution 2035	17.69
	Index Solution 2040	13.47
	Index Solution 2045	19.29
	Index Solution 2050	13.31
	Index Solution 2055	16.04
	Index Solution 2060	15.63
	Index Solution 2065	9.08
Voya Retirement Insurance and Annuity Company	Index Solution Income	67.26
	Index Solution 2025	80.65
	Index Solution 2030	86.39
	Index Solution 2035	82.30
	Index Solution 2040	86.51
	Index Solution 2045	80.71
	Index Solution 2050	86.69
	Index Solution 2055	83.96
	Index Solution 2060	84.37
	Index Solution 2065	90.92
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Index Solution Income	$77,716
Index Solution 2025	99,149
Index Solution 2030	44,974
Index Solution 2035	138,647
Index Solution 2040	39,852
Index Solution 2045	132,227
Index Solution 2050	53,406
Index Solution 2055	153,334
Index Solution 2060	59,057
Index Solution 2065	14,134
NOTE 7 — FUNDING AGREEMENTS
During the year ended December 31, 2022, Index Solution Income, Index Solution 2025 and Index Solution 2030 each invested in a Funding Agreement issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). VRIAC is a subsidiary of Voya Financial, Inc.
The Funding Agreements have a stable principal value and typically pay interest at a relatively short-term rate, which is subject to change periodically. If VRIAC becomes unable to pay interest or repay principal under each contract, Index Solution Income, Index Solution 2025 and/or Index Solution 2030 may lose money. In a rising interest rate environment, the interest rate provided by a Funding Agreement may not increase as quickly as the yields of other short-term investments. Investing in a Funding Agreement in such an environment could adversely affect each Portfolio’s relative performance. In the case of a Funding Agreement with VRIAC, there can be no guarantee that the interest rate a Portfolio receives under the Funding Agreement will be as favorable to each Portfolio as the rate that might be paid under a Funding Agreement with another, unaffiliated insurer. Neither a Portfolio, the Investment Adviser, VRIAC, nor any of its affiliates guarantee each Portfolio’s performance or that a Portfolio will provide a certain level of income. In the event of an insolvency of the insurer, it is possible that insurance policy holders and other preferred claimants will be paid before each Portfolio. Each Portfolio may withdraw any amount in the Funding Agreements for any reason, at any time.
Interest is credited each calendar day based on the end of day balance. The interest rate is determined by VRIAC and may be revised at any time subject to a 30-day advance notice of any change. If there is a change to the interest rate, VRIAC will not apply a subsequent decrease in the

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 7 — FUNDING AGREEMENTS (continued)

interest rate prior to the last day of the three-month period measured from the first day of the month such prior change was effective. Interest will be accrued to the account value daily at a guaranteed minimum interest rate.
The current day price of each unit of the Funding Agreements issued by VRIAC is determined by applying the current interest rate to the previous day’s price. The significant unobservable input used in the fair value measurement of each Portfolio’s investment in the Funding Agreements issued by VRIAC is the interest rate. Please refer to the table within each respective Portfolio of Investments for fair value measurements.
Below are the interest rates during the year ended December 31, 2022 for the Funding Agreements issued by VRIAC:
Time period	Rate
January 1, 2022 to January 31, 2022	1.60%
February 1, 2022 to March 31, 2022	1.40%
April 1, 2022 to October 31, 2022	1.50%
November 1, 2022 to December 31, 2022	2.15%
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
Effective October 1, 2022, the Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below.
Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class Z
Index Solution Income	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2025	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2030	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2035	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2040	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2045	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2050	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2055	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2060	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2065	0.74%	0.24%	0.49%	0.64%	0.00%

(1)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

Prior to October 1, 2022, the expense limits were:
Portfolio	Class ADV(2)	Class I(2)	Class S(2)	Class S2(2)	Class Z(3)(4)
Index Solution Income	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2025	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2030	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2035	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2040	0.89%	0.39%	0.64%	0.79%	0.00%
Portfolio	Class ADV(2)	Class I(2)	Class S(2)	Class S2(2)	Class Z(3)(4)
Index Solution 2045	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2050	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2055	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2060	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2065	0.89%	0.39%	0.64%	0.79%	0.00%

(2)
The expense limits took into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio varies based on Each Portfolio’s allocation of assets to, and the next expenses of, a particular Underlying Fund. The limits excluded interest, taxes, investment -related costs, leverage expenses, and extraordinary expenses. Any fees waived pursuant to this expense limit agreement were not eligible for recoupment.

(3)
Prior to October 1, 2022, per a side letter agreement, the Investment Adviser had agreed to waive all or a portion of the management fee and/or reimburse expenses so that the direct expense limits were 0.00% for Class Z shares of each Portfolio. Any fees waived pursuant to the side letter agreement were not eligible for recoupment. Effective October 1, 2022, the side letter agreement was terminated. Termination of this side letter agreement was approved by the Board.

(4)
The operating expense limits shown applied only at each Portfolio level and do not include the fees payable by the Underlying Funds in which each Portfolio invests (acquired fund fees and expenses), investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of each Portfolio’s business.

The Expense Limitation Agreement is contractual through May 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 9 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2022.
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Solution Income	4	$7,821,500	1.61%
Index Solution 2025	1	1,362,000	1.58
Index Solution 2030	1	906,000	1.58
Index Solution 2035	1	892,000	1.58
Index Solution 2045	5	954,400	2.10
Index Solution 2050	4	555,000	1.96
Index Solution 2055	4	573,500	1.96
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2022	274,358	—	930,502	(1,699,121)	(494,261)	2,673,114	—	8,560,615	(16,398,599)	(5,164,870)
12/31/2021	448,474	—	338,279	(1,621,093)	(834,340)	5,109,216	—	3,839,468	(18,470,481)	(9,521,797)
Class I
12/31/2022	108,915	—	157,622	(341,964)	(75,427)	1,109,609	—	1,492,677	(3,362,474)	(760,188)
12/31/2021	167,642	—	66,185	(658,714)	(424,887)	1,970,276	—	771,721	(7,714,945)	(4,972,948)
Class S
12/31/2022	218,247	—	1,263,898	(2,141,763)	(659,618)	2,222,542	—	11,842,722	(21,222,986)	(7,157,722)
12/31/2021	217,530	—	481,010	(2,262,925)	(1,564,385)	2,515,739	—	5,555,663	(26,324,900)	(18,253,498)
Class S2
12/31/2022	481,980	—	212,773	(414,223)	280,530	4,921,880	—	1,936,236	(4,063,118)	2,794,998
12/31/2021	502,106	—	67,100	(414,779)	154,427	5,713,537	—	756,222	(4,698,325)	1,771,434
Class Z
12/31/2022	2,907,772	—	6,325,379	(10,707,083)	(1,473,932)	30,629,042	—	60,976,656	(111,113,179)	(19,507,481)
12/31/2021	5,071,310	—	2,431,060	(11,694,957)	(4,192,587)	60,654,643	—	28,759,436	(138,924,594)	(49,510,515)
Index Solution 2025
Class ADV
12/31/2022	698,343	—	1,617,080	(3,145,300)	(829,877)	7,368,972	—	15,912,065	(32,985,970)	(9,704,933)
12/31/2021	1,024,576	—	878,595	(3,178,930)	(1,275,759)	12,675,726	—	10,806,715	(39,555,819)	(16,073,378)
Class I
12/31/2022	589,718	—	562,576	(895,347)	256,947	6,560,426	—	5,687,644	(8,895,998)	3,352,072
12/31/2021	674,477	—	280,091	(1,055,001)	(100,433)	8,683,047	—	3,537,550	(13,490,514)	(1,269,917)
Class S
12/31/2022	513,247	—	1,132,839	(2,320,942)	(674,856)	5,377,062	—	11,317,056	(26,515,806)	(9,821,688)
12/31/2021	793,951	—	690,996	(1,957,242)	(472,295)	10,014,318	—	8,623,634	(24,728,139)	(6,090,187)
Class S2
12/31/2022	714,733	—	372,452	(565,590)	521,595	7,437,394	—	3,631,410	(6,059,330)	5,009,474
12/31/2021	660,546	—	192,108	(957,029)	(104,375)	8,209,547	—	2,347,558	(11,832,103)	(1,274,998)
Class Z
12/31/2022	6,465,642	—	9,068,373	(9,726,229)	5,807,786	74,353,628	—	93,404,240	(107,402,855)	60,355,013
12/31/2021	8,730,674	—	4,423,946	(7,662,881)	5,491,739	113,645,171	—	56,670,753	(98,987,702)	71,328,222
Index Solution 2030
Class ADV
12/31/2022	486,065	—	291,178	(545,396)	231,847	7,453,355	—	4,213,343	(8,296,329)	3,370,369
12/31/2021	482,643	—	127,403	(513,072)	96,974	8,707,380	—	2,288,149	(9,215,809)	1,779,720
50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2030 (continued)
Class I
12/31/2022	156,783	—	74,303	(174,939)	56,147	2,524,774	—	1,113,804	(2,552,581)	1,085,997
12/31/2021	108,259	—	27,298	(106,527)	29,030	2,028,383	—	506,369	(1,968,454)	566,298
Class S
12/31/2022	277,732	—	82,991	(596,740)	(236,017)	4,371,209	—	1,234,903	(10,384,808)	(4,778,696)
12/31/2021	298,056	—	48,657	(228,334)	118,379	5,486,199	—	895,282	(4,208,511)	2,172,970
Class S2
12/31/2022	251,262	—	96,262	(160,596)	186,928	3,846,923	—	1,401,576	(2,441,137)	2,807,362
12/31/2021	313,201	—	35,516	(200,722)	147,995	5,690,660	—	642,134	(3,621,527)	2,711,267
Class Z
12/31/2022	4,677,638	—	5,200,000	(3,806,023)	6,071,615	76,542,538	—	79,092,006	(62,310,966)	93,323,578
12/31/2021	6,472,391	—	2,100,156	(3,352,144)	5,220,403	122,010,344	—	39,398,935	(63,187,134)	98,222,145
Index Solution 2035
Class ADV
12/31/2022	1,037,832	—	1,489,184	(2,298,762)	228,254	11,497,499	—	15,561,975	(25,840,442)	1,219,032
12/31/2021	822,601	—	747,668	(2,683,246)	(1,112,977)	11,004,007	—	9,891,643	(35,786,364)	(14,890,714)
Class I
12/31/2022	724,938	—	606,547	(732,435)	599,050	8,636,630	—	6,544,640	(7,800,476)	7,380,794
12/31/2021	642,827	—	280,201	(738,630)	184,398	8,849,484	—	3,819,146	(10,133,109)	2,535,521
Class S
12/31/2022	616,099	—	937,878	(1,676,634)	(122,657)	7,133,267	—	9,979,024	(20,892,531)	(3,780,240)
12/31/2021	827,678	—	505,588	(1,737,192)	(403,926)	11,223,225	—	6,800,155	(23,555,823)	(5,532,443)
Class S2
12/31/2022	805,801	—	398,128	(453,014)	750,915	8,810,685	—	4,140,531	(5,234,171)	7,717,045
12/31/2021	622,333	—	213,356	(1,119,869)	(284,180)	8,323,500	—	2,812,027	(14,853,546)	(3,718,019)
Class Z
12/31/2022	10,465,912	—	10,294,008	(5,143,939)	15,615,981	126,661,813	—	113,337,030	(62,090,169)	177,908,674
12/31/2021	9,690,252	—	4,418,957	(4,182,892)	9,926,317	135,691,918	—	61,202,550	(58,734,282)	138,160,186
Index Solution 2040
Class ADV
12/31/2022	395,470	—	198,473	(310,813)	283,130	6,800,505	—	3,121,988	(4,982,710)	4,939,783
12/31/2021	296,537	—	63,011	(368,190)	(8,642)	5,846,672	—	1,250,768	(7,309,898)	(212,458)
Class I
12/31/2022	219,956	—	68,132	(107,507)	180,581	3,727,849	—	1,107,825	(1,667,348)	3,168,326
12/31/2021	83,917	—	20,385	(59,548)	44,754	1,720,524	—	417,084	(1,210,093)	927,515
Class S
12/31/2022	178,237	—	81,318	(298,708)	(39,153)	3,179,977	—	1,320,597	(5,694,578)	(1,194,004)
12/31/2021	217,703	—	33,511	(179,589)	71,625	4,447,787	—	683,959	(3,656,280)	1,475,466
Class S2
12/31/2022	88,755	—	28,203	(50,968)	65,990	1,508,516	—	448,995	(868,347)	1,089,164
12/31/2021	64,990	—	11,562	(110,433)	(33,881)	1,301,229	—	231,822	(2,196,478)	(663,427)
Class Z
12/31/2022	5,533,563	—	4,708,998	(2,200,427)	8,042,134	98,790,839	—	77,839,730	(39,824,069)	136,806,500
12/31/2021	5,740,937	—	1,566,027	(1,920,890)	5,386,074	119,131,359	—	32,448,073	(39,814,059)	111,765,373
Index Solution 2045
Class ADV
12/31/2022	642,512	—	1,226,381	(1,900,345)	(31,452)	7,736,776	—	13,539,249	(22,804,674)	(1,528,649)
12/31/2021	712,976	—	503,933	(1,975,664)	(758,755)	10,226,109	—	7,176,007	(28,116,117)	(10,714,001)
Class I
12/31/2022	619,613	—	559,247	(345,694)	833,166	7,677,807	—	6,436,933	(4,051,550)	10,063,190
12/31/2021	519,981	—	200,985	(594,569)	126,397	7,663,361	—	2,972,561	(8,826,086)	1,809,836
Class S
12/31/2022	435,697	—	650,749	(1,608,655)	(522,209)	5,233,292	—	7,359,967	(21,716,302)	(9,123,043)
12/31/2021	493,136	—	315,263	(917,460)	(109,061)	7,201,616	—	4,580,764	(13,478,520)	(1,696,140)
Class S2
12/31/2022	594,214	—	327,743	(197,120)	724,837	7,070,771	—	3,611,725	(2,488,760)	8,193,736
12/31/2021	439,214	—	113,175	(447,108)	105,281	6,290,657	—	1,610,486	(6,417,708)	1,483,435
51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2045 (continued)
Class Z
12/31/2022	8,256,400	—	8,274,980	(3,692,035)	12,839,345	106,783,442	—	97,148,263	(48,135,069)	155,796,636
12/31/2021	7,028,476	—	2,863,539	(3,336,204)	6,555,811	106,319,036	—	42,981,726	(50,695,800)	98,604,962
Index Solution 2050
Class ADV
12/31/2022	245,020	—	139,821	(335,081)	49,760	4,257,394	—	2,272,085	(5,666,141)	863,338
12/31/2021	262,261	—	40,851	(224,031)	79,081	5,329,530	—	838,663	(4,557,924)	1,610,269
Class I
12/31/2022	245,419	—	74,480	(100,575)	219,324	4,328,029	—	1,244,567	(1,828,201)	3,744,395
12/31/2021	139,014	—	20,343	(85,252)	74,105	2,897,058	—	428,229	(1,786,274)	1,539,013
Class S
12/31/2022	153,455	—	66,110	(319,627)	(100,062)	2,765,200	—	1,102,710	(6,299,170)	(2,431,260)
12/31/2021	198,293	—	28,115	(158,608)	67,800	4,114,575	—	589,859	(3,308,370)	1,396,064
Class S2
12/31/2022	81,084	—	26,957	(31,533)	76,508	1,426,379	—	440,472	(543,463)	1,323,388
12/31/2021	47,957	—	7,467	(60,411)	(4,987)	983,206	—	154,127	(1,257,941)	(120,608)
Class Z
12/31/2022	5,135,454	—	3,394,889	(1,042,563)	7,487,780	93,537,039	—	57,577,310	(19,384,611)	131,729,738
12/31/2021	4,446,626	—	926,540	(1,414,268)	3,958,898	94,389,243	—	19,735,291	(30,074,977)	84,049,557
Index Solution 2055
Class ADV
12/31/2022	436,916	—	388,844	(844,942)	(19,182)	6,891,870	—	5,782,113	(13,537,608)	(863,625)
12/31/2021	403,284	—	143,107	(642,901)	(96,510)	7,613,567	—	2,706,151	(12,101,033)	(1,781,315)
Class I
12/31/2022	453,533	—	298,646	(264,796)	487,383	7,510,515	—	4,575,251	(4,365,260)	7,720,506
12/31/2021	364,088	—	94,053	(304,229)	153,912	7,090,718	—	1,828,389	(5,872,620)	3,046,487
Class S
12/31/2022	301,632	—	229,862	(712,772)	(181,278)	4,942,206	—	3,473,222	(12,791,690)	(4,376,262)
12/31/2021	347,808	—	109,479	(541,628)	(84,341)	6,653,836	—	2,098,710	(10,321,505)	(1,568,959)
Class S2
12/31/2022	300,170	—	146,396	(156,462)	290,104	4,793,088	—	2,181,304	(2,653,073)	4,321,319
12/31/2021	288,458	—	50,706	(258,962)	80,202	5,501,725	—	961,382	(4,948,390)	1,514,717
Class Z
12/31/2022	5,570,510	—	3,266,003	(1,122,606)	7,713,907	93,873,877	—	50,916,980	(19,891,278)	124,899,579
12/31/2021	4,275,315	—	961,583	(1,106,640)	4,130,258	84,597,432	—	18,962,412	(21,948,953)	81,610,891
Index Solution 2060
Class ADV
12/31/2022	254,332	—	107,812	(210,977)	151,167	3,505,363	—	1,397,248	(2,902,699)	1,999,912
12/31/2021	281,399	—	24,073	(172,613)	132,859	4,553,678	—	391,665	(2,760,326)	2,185,017
Class I
12/31/2022	491,197	—	161,664	(175,088)	477,773	6,927,764	—	2,142,050	(2,456,636)	6,613,178
12/31/2021	390,140	—	35,554	(162,864)	262,830	6,410,349	—	589,841	(2,684,499)	4,315,691
Class S
12/31/2022	149,029	—	48,032	(276,978)	(79,917)	2,089,471	—	629,695	(4,282,443)	(1,563,277)
12/31/2021	182,215	—	18,230	(186,324)	14,121	2,960,517	—	298,973	(3,003,990)	255,500
Class S2
12/31/2022	66,587	—	17,251	(26,231)	57,607	914,136	—	224,780	(386,594)	752,322
12/31/2021	45,859	—	4,556	(56,213)	(5,798)	742,084	—	74,446	(918,223)	(101,693)
Class Z
12/31/2022	5,244,036	—	1,972,560	(727,730)	6,488,866	74,838,241	—	26,530,933	(10,910,605)	90,458,569
12/31/2021	3,877,842	—	435,710	(817,621)	3,495,931	64,675,801	—	7,315,564	(13,672,400)	58,318,965
Index Solution 2065
Class ADV
12/31/2022	248,178	—	20,303	(55,340)	213,141	2,663,707	—	200,127	(618,000)	2,245,834
12/31/2021	114,259	—	8,038	(23,611)	98,686	1,426,604	—	102,873	(308,054)	1,221,423
52

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2065 (continued)
Class I
12/31/2022	253,743	—	21,061	(44,902)	229,902	2,762,716	—	208,012	(496,728)	2,474,000
12/31/2021	81,631	—	7,143	(7,498)	81,276	1,056,465	—	91,623	(97,334)	1,050,754
Class S
12/31/2022	146,422	—	14,340	(67,212)	93,550	1,615,648	—	141,422	(746,823)	1,010,247
12/31/2021	115,202	—	8,045	(29,194)	94,053	1,481,961	—	103,041	(366,190)	1,218,812
Class S2
12/31/2022	37,762	—	3,693	(12,403)	29,052	410,589	—	36,383	(141,262)	305,710
12/31/2021	32,698	—	2,116	(16,406)	18,408	423,191	—	27,062	(210,200)	240,053
Class Z
12/31/2022	2,241,889	—	217,851	(221,194)	2,238,546	24,838,996	—	2,160,353	(2,631,590)	24,367,759
12/31/2021	979,761	—	81,085	(88,284)	972,562	12,697,394	—	1,042,492	(1,132,439)	12,607,447
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies.These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, futures contracts, wash sale deferrals and de minimis distributions in excess of net investment income.
The following permanent tax differences have been reclassified as of December 31, 2022:
	Paid-in Capital	Distributable Earnings
Index Solution 2065	$(10,133)	$10,133
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$42,278,263	$42,530,643	$20,542,949	$19,139,561
Index Solution 2025	29,671,435	100,280,980	36,229,106	45,757,104
Index Solution 2030	19,397,293	67,658,339	21,798,077	21,932,792
Index Solution 2035	25,939,909	123,623,291	36,045,594	48,479,927
Index Solution 2040	16,748,845	67,090,290	15,253,649	19,778,057
Index Solution 2045	21,504,790	106,591,347	22,872,769	36,448,775
Index Solution 2050	10,874,680	51,762,464	9,464,511	12,281,658
Index Solution 2055	12,710,761	54,218,109	10,256,797	16,300,247
Index Solution 2060	5,896,354	25,028,352	3,970,064	4,700,425
Index Solution 2065	697,368	2,048,929	607,528	759,563
53

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2022 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
Index Solution Income	$17,718,812	$10,471,939	$(113,413,493)	$(85,222,742)
Index Solution 2025	24,735,211	35,043,376	(145,507,865)	(85,729,278)
Index Solution 2030	18,947,516	41,591,510	(116,046,981)	(55,507,955)
Index Solution 2035	27,876,027	84,351,975	(191,507,968)	(79,279,966)
Index Solution 2040	16,380,972	51,816,311	(112,430,320)	(44,233,037)
Index Solution 2045	20,530,399	79,748,474	(142,891,493)	(42,612,620)
Index Solution 2050	11,944,324	43,571,986	(85,455,960)	(29,939,650)
Index Solution 2055	13,073,362	42,669,924	(84,914,381)	(29,171,095)
Index Solution 2060	6,101,226	21,592,009	(50,143,753)	(22,450,518)
Index Solution 2065	—	—	(7,029,416)	(7,029,416)
At December 31, 2022, the Portfolios did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 13 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19

54

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 13 — MARKET DISRUPTION (continued)

pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolios’ investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 14 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

55

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.6%
274,277	iShares 20+ Year Treasury Bond ETF	$27,307,018	3.9
807,417	Schwab U.S. TIPS ETF	41,816,126	6.1
422,961	Vanguard Short-Term Bond ETF	31,840,504	4.6
416,460	Xtrackers USD High Yield Corporate Bond ETF	14,038,867	2.0
	Total Exchange-Traded Funds (Cost $127,695,490)	115,002,515	16.6
MUTUAL FUNDS: 76.0%
	Affiliated Investment Companies: 76.0%
2,113,095	Voya Emerging Markets Index Portfolio - Class P2	21,278,870	3.1
3,483,670	Voya International Index Portfolio - Class P2	35,115,395	5.1
1,228,517	Voya Russell Mid Cap Index Portfolio - Class P2	13,550,541	2.0
34,417,691	Voya U.S. Bond Index Portfolio - Class P2	313,889,345	45.4
8,871,089	Voya U.S. Stock Index Portfolio - Class P2	141,050,318	20.4
	Total Mutual Funds (Cost $614,774,752)	524,884,469	76.0
Units		Value	Percentage of Net Assets
FUNDING AGREEMENTS: 7.0%
	Investment Contract: 7.0%
4,775,398 (1)(2)(3)	VRIAC Contract, 2.150%	48,136,071	7.0
	Total Funding Agreements (Cost $48,136,071)	48,136,071	7.0
	Total Long-Term Investments (Cost $790,606,313)	688,023,055	99.6
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
1,149,148 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $1,149,148)	$1,149,148	0.2
	Total Short-Term Investments (Cost $1,149,148)	1,149,148	0.2
	Total Investments in Securities (Cost $791,755,461)	$689,172,203	99.8
	Assets in Excess of Other Liabilities	1,699,470	0.2
	Net Assets	$690,871,673	100.0

(1)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(2)
The Funding Agreement is issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). The interest rate is assessed and may change quarterly.

(3)
Investment in affiliate.

(4)
Rate shown is the 7-day yield as of December 31, 2022.

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$115,002,515	$—	$—	$115,002,515
Mutual Funds	524,884,469	—	—	524,884,469
Funding Agreements	—	—	48,136,071	48,136,071
Short-Term Investments	1,149,148	—	—	1,149,148
Total Investments, at fair value	$641,036,132	$—	$48,136,071	$689,172,203
Other Financial Instruments+
Futures	552,203	—	—	552,203
Total Assets	$641,588,335	$—	$48,136,071	$689,724,406
Liabilities Table
Other Financial Instruments+
Futures	$(488,133)	$—	$—	$(488,133)
Total Liabilities	$(488,133)	$—	$—	$(488,133)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2022:
Investments, at fair value	Fair Value at December 31, 2022	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs**	Impact to Valuation from an Increase in Input***
Funding Agreements	$48,136,071	Cost Approach	Interest rate	2.150%	2.150%	Increase**

*
Valuation techniques may change in order to reflect management’s judgment of current market participant assumptions.

**
Unobservable inputs were weighted by the relative fair value of the instruments.

***
Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2022:
Funding Agreements
Assets:
Beginning balance at December 31, 2021	$46,268,502
Purchases	48,545,936
Sales	(46,436,574)
Accrued discounts/(premiums)
Total realized gain (loss)	—
Net change in unrealized appreciation (depreciation)****	(241,793)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance at December 31, 2022	$48,136,071
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2022****	$(241,793)

****
Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2022 may be due to securities no longer held or categorized as Level 3 at period end.

See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$26,586,722	$22,790,989	$(21,867,770)	$(6,231,071)	$21,278,870	$618,263	$(3,888,868)	$1,035,533
Voya International Index Portfolio - Class P2	54,928,386	17,810,681	(24,636,955)	(12,986,717)	35,115,395	1,845,917	1,395,359	—
Voya Russell Mid Cap Index Portfolio - Class P2	18,528,116	3,779,608	(5,478,546)	(3,278,637)	13,550,541	166,367	(1,189,223)	1,182,588
Voya Short Term Bond - Class P2	27,674,560	28,976,509	(57,131,858)	480,789	—	400,832	(1,716,141)	—
Voya U.S. Bond Index Portfolio - Class P2	430,745,952	82,627,611	(147,690,445)	(51,793,773)	313,889,345	9,223,116	(14,765,494)	—
Voya U.S. Stock Index Portfolio - Class P2	211,018,081	86,141,160	(92,601,972)	(63,506,951)	141,050,318	2,141,856	13,444,840	13,749,506
VRIAC Contract	46,268,502	48,545,936	(46,436,574)	(241,793)	48,136,071	1,376,153	—	—
	$815,750,319	$290,672,494	$(395,844,120)	$(137,558,153)	$573,020,540	$15,772,504	$(6,719,527)	$15,967,627
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	154	03/17/23	$13,635,930	$(488,133)
			$13,635,930	$(488,133)
Short Contracts:
MSCI EAFE Index	(73)	03/17/23	(7,115,310)	257,916
S&P 500® E-Mini	(36)	03/17/23	(6,949,800)	294,287
			$(14,065,110)	$552,203
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$552,203
Total Asset Derivatives		$552,203
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$488,133
Total Liability Derivatives		$488,133

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(144,806)
Interest rate contracts	(348,015)
Total	$(492,821)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$64,070
Total	$64,070
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $802,649,765.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$625,608
Gross Unrealized Depreciation	(114,039,101)
Net Unrealized Depreciation	$(113,413,493)
See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.0%
309,112	iShares 20+ Year Treasury Bond ETF	$30,775,191	2.9
378,917 (1)	iShares MSCI EAFE Small-Cap ETF	21,401,232	2.1
808,857	Schwab U.S. TIPS ETF	41,890,704	4.0
141,238	Vanguard Short-Term Bond ETF	10,632,397	1.0
	Total Exchange-Traded Funds (Cost $121,040,256)	104,699,524	10.0
MUTUAL FUNDS: 84.6%
	Affiliated Investment Companies: 84.6%
6,425,656	Voya Emerging Markets Index Portfolio - Class P2	64,706,360	6.2
8,412,280	Voya International Index Portfolio - Class P2	84,795,785	8.1
2,793,369	Voya Russell Mid Cap Index Portfolio - Class P2	30,810,862	3.0
1,570,718	Voya Russell Small Cap Index Portfolio - Class P2	20,136,601	1.9
38,533,248	Voya U.S. Bond Index Portfolio - Class P2	351,423,221	33.6
20,892,768	Voya U.S. Stock Index Portfolio - Class P2	332,195,007	31.8
	Total Mutual Funds (Cost $997,705,197)	884,067,836	84.6
Units		Value	Percentage of Net Assets
FUNDING AGREEMENTS: 5.0%
	Investment Contract: 5.0%
5,169,488 (2)(3)(4)	VRIAC Contract, 2.150%	$52,079,944	5.0
	Total Funding Agreements (Cost $52,079,944)	52,079,944	5.0
	Total Investments in Securities (Cost $1,170,825,397)	$1,040,847,304	99.6
	Assets in Excess of Other Liabilities	4,308,403	0.4
	Net Assets	$1,045,155,707	100.0

(1)
Non-income producing security.

(2)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)
The Funding Agreement is issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). The interest rate is assessed and may change quarterly.

(4)
Investment in affiliate.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$104,699,524	$—	$—	$104,699,524
Mutual Funds	884,067,836	—	—	884,067,836
Funding Agreements	—	—	52,079,944	52,079,944
Total Investments, at fair value	$988,767,360	$—	$52,079,944	$1,040,847,304
Other Financial Instruments+
Futures	1,480,508	—	—	1,480,508
Total Assets	$990,247,868	$—	$52,079,944	$1,042,327,812
Liabilities Table
Other Financial Instruments+
Futures	$(1,181,749)	$—	$—	$(1,181,749)
Total Liabilities	$(1,181,749)	$—	$—	$(1,181,749)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2022 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2022:
Investments, at fair value	Fair Value at December 31, 2022	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs**	Impact to Valuation from an Increase in Input***
Funding Agreements	$52,079,944	Cost Approach	Interest rate	2.150%	2.150%	Increase**

*
Valuation techniques may change in order to reflect management’s judgment of current market participant assumptions.

**
Unobservable inputs were weighted by the relative fair value of the instruments.

***
Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2022:
Funding Agreements
Assets:
Beginning balance at December 31, 2021	$66,219,843
Purchases	44,329,449
Sales	(58,124,102)
Total realized gain (loss)	—
Net change in unrealized appreciation (depreciation)****	(345,246)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance at December 31, 2022	$52,079,944
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2022****	$(345,246)

****
Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2022 may be due to securities no longer held or categorized as Level 3 at period end.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$76,137,068	$43,479,045	$(33,652,158)	$(21,257,595)	$64,706,360	$1,610,948	$(3,334,308)	$2,698,183
Voya International Index Portfolio - Class P2	130,597,241	35,247,552	(53,842,524)	(27,206,484)	84,795,785	4,327,197	939,363	—
Voya Russell Mid Cap Index Portfolio - Class P2	39,760,871	8,083,871	(5,765,031)	(11,268,849)	30,810,862	373,753	1,402,231	2,656,758
Voya Russell Small Cap Index Portfolio - Class P2	25,346,037	8,315,002	(5,384,904)	(8,139,534)	20,136,601	212,586	612,937	1,902,720
Voya U.S. Bond Index Portfolio - Class P2	408,713,469	166,168,942	(181,954,763)	(41,504,427)	351,423,221	9,229,952	(23,763,972)	—
Voya U.S. Stock Index Portfolio - Class P2	466,190,306	145,921,852	(138,645,130)	(141,272,021)	332,195,007	5,047,677	26,834,719	32,271,171
VRIAC Contract	66,219,843	44,329,449	(58,124,102)	(345,246)	52,079,944	1,704,963	—	—
	$1,212,964,835	$451,545,713	$(477,368,612)	$(250,994,156)	$936,147,780	$22,507,076	$2,690,970	$39,528,832
See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2022 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution 2025 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	232	03/17/23	$20,542,440	$(735,369)
U.S. Treasury Ultra Long Bond	116	03/22/23	15,580,250	(446,380)
			$36,122,690	$(1,181,749)
Short Contracts:
MSCI EAFE Index	(109)	03/17/23	(10,624,230)	385,108
S&P 500® E-Mini	(134)	03/17/23	(25,868,700)	1,095,400
			$(36,492,930)	$1,480,508
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,480,508
Total Asset Derivatives		$1,480,508
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$735,369
Interest rate contracts	Variation margin payable on futures contracts*	446,380
Total Liability Derivatives		$1,181,749

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,287,193)
Interest rate contracts	(1,675,546)
Total	$(2,962,739)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$745,139
Interest rate contracts	(446,380)
Total	$298,759
See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,186,653,928.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,824,830
Gross Unrealized Depreciation	(147,332,695)
Net Unrealized Depreciation	$(145,507,865)
See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
234,530	iShares 20+ Year Treasury Bond ETF	$23,349,807	2.9
287,493 (1)	iShares MSCI EAFE Small-Cap ETF	16,237,605	2.0
153,424	Schwab U.S. TIPS ETF	7,945,829	1.0
107,161	Vanguard Short-Term Bond ETF	8,067,080	1.0
	Total Exchange-Traded Funds (Cost $66,716,831)	55,600,321	6.9
MUTUAL FUNDS: 89.7%
	Affiliated Investment Companies: 89.7%
4,908,883	Voya Emerging Markets Index Portfolio - Class P2	49,432,450	6.2
8,849,880	Voya International Index Portfolio - Class P2	89,206,793	11.2
2,847,172	Voya Russell Mid Cap Index Portfolio - Class P2	31,404,305	3.9
3,027,390	Voya Russell Small Cap Index Portfolio - Class P2	38,811,134	4.9
25,108,332	Voya U.S. Bond Index Portfolio - Class P2	228,987,983	28.7
17,438,439	Voya U.S. Stock Index Portfolio - Class P2	277,271,180	34.8
	Total Mutual Funds (Cost $808,173,552)	715,113,845	89.7
Units		Value	Percentage of Net Assets
FUNDING AGREEMENTS: 3.0%
	Investment Contract: 3.0%
2,371,051 (2)(3)(4)	VRIAC Contract, 2.150%	$23,865,868	3.0
	Total Funding Agreements (Cost $23,865,868)	23,865,868	3.0
	Total Investments in Securities (Cost $898,756,251)	$794,580,034	99.6
	Assets in Excess of Other Liabilities	2,799,267	0.4
	Net Assets	$797,379,301	100.0

(1)
Non-income producing security.

(2)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)
The Funding Agreement is issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). The interest rate is assessed and may change quarterly.

(4)
Investment in affiliate.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$55,600,321	$—	$—	$55,600,321
Mutual Funds	715,113,845	—	—	715,113,845
Funding Agreements	—	—	23,865,868	23,865,868
Total Investments, at fair value	$770,714,166	$—	$23,865,868	$794,580,034
Other Financial Instruments+
Futures	1,127,059	—	—	1,127,059
Total Assets	$771,841,225	$—	$23,865,868	$795,707,093
Liabilities Table
Other Financial Instruments+
Futures	$(896,499)	$—	$—	$(896,499)
Total Liabilities	$(896,499)	$—	$—	$(896,499)
See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2022 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2022:
Investments, at fair value	Fair Value at December 31, 2022	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs**	Impact to Valuation from an Increase in Input***
Funding Agreements	$23,865,868	Cost Approach	Interest rate	2.150%	2.150%	Increase**

*
Valuation techniques may change in order to reflect management’s judgment of current market participant assumptions.

**
Unobservable inputs were weighted by the relative fair value of the instruments.

***
Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2022:
Funding Agreements
Assets:
Beginning balance at December 31, 2021	$46,784,734
Purchases	13,770,151
Sales	(36,447,742)
Total realized gain (loss)	—
Net change in unrealized appreciation (depreciation)****	(241,275)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance at December 31, 2022	$23,865,868
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2022****	$109,645

****
Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2022 may be due to securities no longer held or categorized as Level 3 at period end.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2022 (continued)

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$53,823,592	$34,149,340	$(23,422,842)	$(15,117,640)	$49,432,450	$1,161,228	$(2,464,292)	$1,944,946
Voya International Index Portfolio - Class P2	129,548,637	35,595,478	(50,675,566)	(25,261,756)	89,206,793	4,260,667	(576,418)	—
Voya Russell Mid Cap Index Portfolio - Class P2	37,460,983	8,749,894	(4,363,995)	(10,442,577)	31,404,305	359,592	1,020,931	2,556,097
Voya Russell Small Cap Index Portfolio - Class P2	45,342,404	15,419,587	(7,515,573)	(14,435,284)	38,811,134	383,538	931,431	3,432,797
Voya U.S. Bond Index Portfolio - Class P2	177,876,687	156,391,520	(82,621,207)	(22,659,017)	228,987,983	5,209,550	(11,060,078)	—
Voya U.S. Stock Index Portfolio - Class P2	367,991,396	127,681,297	(109,447,050)	(108,954,463)	277,271,180	4,196,265	20,157,936	25,011,398
VRIAC Contract	46,784,734	13,770,151	(36,447,742)	(241,275)	23,865,868	1,003,520	—	—
	$858,828,433	$391,757,267	$(314,493,975)	$(197,112,012)	$738,979,713	$16,574,360	$8,009,510	$32,945,238
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution 2030 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	176	03/17/23	$15,583,920	$(557,866)
U.S. Treasury Ultra Long Bond	88	03/22/23	11,819,500	(338,633)
			$27,403,420	$(896,499)
Short Contracts:
MSCI EAFE Index	(83)	03/17/23	(8,090,010)	293,247
S&P 500® E-Mini	(102)	03/17/23	(19,691,100)	833,812
			$(27,781,110)	$1,127,059
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,127,059
Total Asset Derivatives		$1,127,059
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$557,866
Interest rate contracts	Variation margin payable on futures contracts*	338,633
Total Liability Derivatives		$896,499

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(961,711)
Interest rate contracts	(1,212,413)
Total	$(2,174,124)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$569,193
Interest rate contracts	(338,633)
Total	$230,560
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $910,857,575.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,002,705
Gross Unrealized Depreciation	(117,049,686)
Net Unrealized Depreciation	$(116,046,981)
See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.5%
306,171	iShares 20+ Year Treasury Bond ETF	$30,482,385	2.5
450,375 (1)	iShares MSCI EAFE Small-Cap ETF	25,437,180	2.0
167,873	Vanguard Short-Term Bond ETF	12,637,479	1.0
	Total Exchange-Traded Funds (Cost $84,636,435)	68,557,044	5.5
MUTUAL FUNDS: 94.2%
	Affiliated Investment Companies: 94.2%
10,271,938	Voya Emerging Markets Index Portfolio - Class P2	103,438,420	8.3
16,401,832	Voya International Index Portfolio - Class P2	165,330,469	13.2
4,464,694	Voya Russell Mid Cap Index Portfolio - Class P2	49,245,573	3.9
4,749,272	Voya Russell Small Cap Index Portfolio - Class P2	60,885,665	4.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
30,394,687	Voya U.S. Bond Index Portfolio - Class P2	$277,199,544	22.2
32,740,195	Voya U.S. Stock Index Portfolio - Class P2	520,569,107	41.7
	Total Mutual Funds (Cost $1,337,586,174)	1,176,668,778	94.2
	Total Investments in Securities (Cost $1,422,222,609)	$1,245,225,822	99.7
	Assets in Excess of Other Liabilities	3,520,496	0.3
	Net Assets	$1,248,746,318	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$68,557,044	$—	$—	$68,557,044
Mutual Funds	1,176,668,778	—	—	1,176,668,778
Total Investments, at fair value	$1,245,225,822	$—	$—	$1,245,225,822
Other Financial Instruments+
Futures	1,759,069	—	—	1,759,069
Total Assets	$1,246,984,891	$—	$—	$1,246,984,891
Liabilities Table
Other Financial Instruments+
Futures	$(1,402,026)	$—	$—	$(1,402,026)
Total Liabilities	$(1,402,026)	$—	$—	$(1,402,026)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$111,848,577	$60,362,093	$(38,182,205)	$(30,590,045)	$103,438,420	$2,347,508	$(4,252,645)	$3,931,850
Voya International Index Portfolio - Class P2	230,627,069	58,368,469	(79,872,374)	(43,792,695)	165,330,469	7,593,338	(1,868,304)	—
Voya Russell Mid Cap Index Portfolio - Class P2	58,388,120	12,693,798	(5,623,344)	(16,213,001)	49,245,573	565,525	1,435,198	4,019,934
Voya Russell Small Cap Index Portfolio - Class P2	70,260,812	23,191,077	(13,049,088)	(19,517,136)	60,885,665	603,260	(1,673,875)	5,399,394
Voya U.S. Bond Index Portfolio - Class P2	247,276,088	147,023,833	(79,925,399)	(37,174,978)	277,199,544	6,719,372	(7,228,324)	—
Voya U.S. Stock Index Portfolio - Class P2	663,816,849	209,295,392	(151,046,112)	(201,497,022)	520,569,107	7,883,135	34,512,437	47,866,174
	$1,382,217,515	$510,934,662	$(367,698,522)	$(348,784,877)	$1,176,668,778	$25,712,138	$20,924,487	$61,217,352
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution 2035 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	276	03/17/23	$24,438,420	$(874,836)
U.S. Treasury Ultra Long Bond	137	03/22/23	18,400,812	(527,190)
			$42,839,232	$(1,402,026)
Short Contracts:
MSCI EAFE Index	(130)	03/17/23	(12,671,100)	459,303
S&P 500® E-Mini	(159)	03/17/23	(30,694,950)	1,299,766
			$(43,366,050)	$1,759,069
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,759,069
Total Asset Derivatives		$1,759,069
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$874,836
Interest rate contracts	Variation margin payable on futures contracts*	527,190
Total Liability Derivatives		$1,402,026

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,519,532)
Interest rate contracts	(1,600,320)
Total	$(3,119,852)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$884,233
Interest rate contracts	(527,190)
Total	$357,043
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,437,090,832.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,566,780
Gross Unrealized Depreciation	(193,074,748)
Net Unrealized Depreciation	$(191,507,968)
See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.5%
178,618	iShares 20+ Year Treasury Bond ETF	$17,783,208	2.5
262,745 (1)	iShares MSCI EAFE Small-Cap ETF	14,839,838	2.0
97,936	Vanguard Short-Term Bond ETF	7,372,622	1.0
	Total Exchange-Traded Funds (Cost $49,114,243)	39,995,668	5.5
MUTUAL FUNDS: 94.2%
	Affiliated Investment Companies: 94.2%
6,018,644	Voya Emerging Markets Index Portfolio - Class P2	60,607,742	8.3
11,835,744	Voya International Index Portfolio - Class P2	119,304,302	16.3
2,617,129	Voya Russell Mid Cap Index Portfolio - Class P2	28,866,934	3.9
3,346,330	Voya Russell Small Cap Index Portfolio - Class P2	42,899,951	5.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
9,726,525	Voya U.S. Bond Index Portfolio - Class P2	$88,705,910	12.1
21,898,897	Voya U.S. Stock Index Portfolio - Class P2	348,192,460	47.7
	Total Mutual Funds (Cost $785,039,123)	688,577,299	94.2
	Total Investments in Securities (Cost $834,153,366)	$728,572,967	99.7
	Assets in Excess of Other Liabilities	2,098,182	0.3
	Net Assets	$730,671,149	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$39,995,668	$—	$—	$39,995,668
Mutual Funds	688,577,299	—	—	688,577,299
Total Investments, at fair value	$728,572,967	$—	$—	$728,572,967
Other Financial Instruments+
Futures	1,028,756	—	—	1,028,756
Total Assets	$729,601,723	$—	$—	$729,601,723
Liabilities Table
Other Financial Instruments+
Futures	$(818,169)	$—	$—	$(818,169)
Total Liabilities	$(818,169)	$—	$—	$(818,169)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$62,147,413	$37,529,350	$(22,605,957)	$(16,463,064)	$60,607,742	$1,338,929	$(3,215,574)	$2,242,575
Voya International Index Portfolio - Class P2	144,693,779	42,950,492	(39,734,772)	(28,605,197)	119,304,302	4,840,571	1,001,443	—
Voya Russell Mid Cap Index Portfolio - Class P2	32,471,224	8,515,205	(4,542,547)	(7,576,948)	28,866,934	322,662	(783,817)	2,293,585
Voya Russell Small Cap Index Portfolio - Class P2	47,276,136	17,280,732	(6,569,162)	(15,087,755)	42,899,951	413,047	686,332	3,696,922
Voya U.S. Bond Index Portfolio - Class P2	73,302,591	68,956,076	(45,003,274)	(8,549,483)	88,705,910	2,107,841	(5,478,678)	—
Voya U.S. Stock Index Portfolio - Class P2	419,711,080	143,212,996	(86,769,415)	(127,962,201)	348,192,460	5,268,133	19,308,860	31,588,261
	$779,602,223	$318,444,851	$(205,225,127)	$(204,244,648)	$688,577,299	$14,291,183	$11,518,566	$39,821,343
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution 2040 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	161	03/17/23	$14,255,745	$(510,321)
U.S. Treasury Ultra Long Bond	80	03/22/23	10,745,000	(307,848)
			$25,000,745	$(818,169)
Short Contracts:
MSCI EAFE Index	(76)	03/17/23	(7,407,720)	268,516
S&P 500® E-Mini	(93)	03/17/23	(17,953,650)	760,240
			$(25,361,370)	$1,028,756
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,028,756
Total Asset Derivatives		$1,028,756
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$510,321
Interest rate contracts	Variation margin payable on futures contracts*	307,848
Total Liability Derivatives		$818,169

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(869,189)
Interest rate contracts	(917,269)
Total	$(1,786,458)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$518,435
Interest rate contracts	(307,848)
Total	$210,587
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $841,213,874.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$913,520
Gross Unrealized Depreciation	(113,343,840)
Net Unrealized Depreciation	$(112,430,320)
See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.5%
187,120	iShares 20+ Year Treasury Bond ETF	$18,629,667	2.0
344,065 (1)	iShares MSCI EAFE Small-Cap ETF	19,432,791	2.0
193,466	Vanguard Short-Term Bond ETF	14,564,121	1.5
	Total Exchange-Traded Funds (Cost $64,657,116)	52,626,579	5.5
MUTUAL FUNDS: 94.2%
	Affiliated Investment Companies: 94.2%
8,796,204	Voya Emerging Markets Index Portfolio - Class P2	88,577,773	9.2
17,434,000	Voya International Index Portfolio - Class P2	175,734,718	18.3
3,436,186	Voya Russell Mid Cap Index Portfolio - Class P2	37,901,133	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
4,401,183	Voya Russell Small Cap Index Portfolio - Class P2	$56,423,162	5.9
5,840,345	Voya U.S. Bond Index Portfolio - Class P2	53,263,945	5.6
30,811,045	Voya U.S. Stock Index Portfolio - Class P2	489,895,621	51.2
	Total Mutual Funds (Cost $1,022,424,513)	901,796,352	94.2
	Total Investments in Securities (Cost $1,087,081,629)	$954,422,931	99.7
	Assets in Excess of Other Liabilities	2,874,441	0.3
	Net Assets	$957,297,372	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$52,626,579	$—	$—	$52,626,579
Mutual Funds	901,796,352	—	—	901,796,352
Total Investments, at fair value	$954,422,931	$—	$—	$954,422,931
Other Financial Instruments+
Futures	1,526,923	—	—	1,526,923
Total Assets	$955,949,854	$—	$—	$955,949,854
Liabilities Table
Other Financial Instruments+
Futures	$(1,207,540)	$—	$—	$(1,207,540)
Total Liabilities	$(1,207,540)	$—	$—	$(1,207,540)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$96,055,358	$51,174,577	$(33,625,308)	$(25,026,854)	$88,577,773	$2,015,997	$(4,180,647)	$3,376,602
Voya International Index Portfolio - Class P2	220,469,948	56,773,254	(60,814,304)	(40,694,180)	175,734,718	7,186,999	(812,945)	—
Voya Russell Mid Cap Index Portfolio - Class P2	44,624,686	10,117,909	(5,263,318)	(11,578,144)	37,901,133	433,231	260,567	3,079,544
Voya Russell Small Cap Index Portfolio - Class P2	64,963,157	21,437,977	(9,572,091)	(20,405,881)	56,423,162	562,338	888,190	5,033,126
Voya U.S. Bond Index Portfolio - Class P2	33,282,854	56,575,576	(33,461,972)	(3,132,513)	53,263,945	1,004,959	(3,475,175)	—
Voya U.S. Stock Index Portfolio - Class P2	623,334,139	176,994,338	(123,392,263)	(187,040,593)	489,895,621	7,429,210	25,880,838	46,635,425
	$1,082,730,142	$373,073,631	$(266,129,256)	$(287,878,165)	$901,796,352	$18,632,734	$18,560,828	$58,124,697
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution 2045 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	211	03/17/23	$18,682,995	$(668,806)
U.S. Treasury Ultra Long Bond	140	03/22/23	18,803,750	(538,734)
			$37,486,745	$(1,207,540)
Short Contracts:
MSCI EAFE Index	(99)	03/17/23	(9,649,530)	349,777
S&P 500® E-Mini	(144)	03/17/23	(27,799,200)	1,177,146
			$(37,448,730)	$1,526,923
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,526,923
Total Asset Derivatives		$1,526,923
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$668,806
Interest rate contracts	Variation margin payable on futures contracts*	538,734
Total Liability Derivatives		$1,207,540

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,892,072
Interest rate contracts	(1,663,446)
Total	$228,626
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$858,117
Interest rate contracts	(538,734)
Total	$319,383
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,097,633,807.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,302,053
Gross Unrealized Depreciation	(144,193,546)
Net Unrealized Depreciation	$(142,891,493)
See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.0%
108,566	iShares 20+ Year Treasury Bond ETF	$10,808,831	2.0
199,624 (1)	iShares MSCI EAFE Small-Cap ETF	11,274,763	2.0
74,408	Vanguard Short-Term Bond ETF	5,601,434	1.0
	Total Exchange-Traded Funds (Cost $34,207,133)	27,685,028	5.0
MUTUAL FUNDS: 94.5%
	Affiliated Investment Companies: 94.5%
5,118,480	Voya Emerging Markets Index Portfolio - Class P2	51,543,094	9.3
10,148,136	Voya International Index Portfolio - Class P2	102,293,212	18.4
2,493,039	Voya Russell Mid Cap Index Portfolio - Class P2	27,498,215	4.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,552,744	Voya Russell Small Cap Index Portfolio - Class P2	$32,726,183	5.9
2,170,386	Voya U.S. Bond Index Portfolio - Class P2	19,793,920	3.5
18,391,883	Voya U.S. Stock Index Portfolio - Class P2	292,430,935	52.5
	Total Mutual Funds (Cost $599,667,021)	526,285,559	94.5
	Total Investments in Securities (Cost $633,874,154)	$553,970,587	99.5
	Assets in Excess of Other Liabilities	2,592,379	0.5
	Net Assets	$556,562,966	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$27,685,028	$—	$—	$27,685,028
Mutual Funds	526,285,559	—	—	526,285,559
Total Investments, at fair value	$553,970,587	$—	$—	$553,970,587
Other Financial Instruments+
Futures	899,763	—	—	899,763
Total Assets	$554,870,350	$—	$—	$554,870,350
Liabilities Table
Other Financial Instruments+
Futures	$(696,678)	$—	$—	$(696,678)
Total Liabilities	$(696,678)	$—	$—	$(696,678)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$50,747,456	$31,896,487	$(17,580,038)	$(13,520,811)	$51,543,094	$1,106,339	$(2,337,580)	$1,853,011
Voya International Index Portfolio - Class P2	116,621,089	38,924,360	(30,352,371)	(22,899,866)	102,293,212	3,944,940	870,635	—
Voya Russell Mid Cap Index Portfolio - Class P2	29,456,956	8,785,274	(2,412,562)	(8,331,453)	27,498,215	297,062	680,620	2,111,618
Voya Russell Small Cap Index Portfolio - Class P2	33,984,621	14,464,663	(6,241,420)	(9,481,681)	32,726,183	309,192	(1,105,030)	2,767,374
Voya U.S. Bond Index Portfolio - Class P2	17,639,360	20,020,306	(17,493,116)	(372,630)	19,793,920	310,944	(1,804,040)	—
Voya U.S. Stock Index Portfolio - Class P2	334,687,294	119,969,573	(59,614,141)	(102,611,791)	292,430,935	4,423,272	12,573,192	26,599,572
	$583,136,776	$234,060,663	$(133,693,648)	$(157,218,232)	$526,285,559	$10,391,749	$8,877,797	$33,331,575
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution 2050 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	122	03/17/23	$10,802,490	$(386,703)
U.S. Treasury Ultra Long Bond	81	03/22/23	10,879,312	(309,975)
			$21,681,802	$(696,678)
Short Contracts:
MSCI EAFE Index	(58)	03/17/23	(5,653,260)	204,920
S&P 500® E-Mini	(85)	03/17/23	(16,409,250)	694,843
			$(22,062,510)	$899,763
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$899,763
Total Asset Derivatives		$899,763
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$386,703
Interest rate contracts	Variation margin payable on futures contracts*	309,975
Total Liability Derivatives		$696,678

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,062,948
Interest rate contracts	(946,352)
Total	$116,596
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$513,060
Interest rate contracts	(309,975)
Total	$203,085
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $639,629,632.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$768,779
Gross Unrealized Depreciation	(86,224,739)
Net Unrealized Depreciation	$(85,455,960)
See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.9%
111,071	iShares 20+ Year Treasury Bond ETF	$11,058,229	1.9
204,231 (1)	iShares MSCI EAFE Small-Cap ETF	11,534,967	2.0
76,125	Vanguard Short-Term Bond ETF	5,730,690	1.0
	Total Exchange-Traded Funds (Cost $35,062,042)	28,323,886	4.9
MUTUAL FUNDS: 94.6%
	Affiliated Investment Companies: 94.6%
5,241,139	Voya Emerging Markets Index Portfolio - Class P2	52,778,273	9.3
10,397,241	Voya International Index Portfolio - Class P2	104,804,193	18.4
2,554,038	Voya Russell Mid Cap Index Portfolio - Class P2	28,171,038	4.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,616,390	Voya Russell Small Cap Index Portfolio - Class P2	$33,542,119	5.9
1,594,913	Voya U.S. Bond Index Portfolio - Class P2	14,545,609	2.6
19,195,135	Voya U.S. Stock Index Portfolio - Class P2	305,202,639	53.5
	Total Mutual Funds (Cost $611,563,054)	539,043,871	94.6
	Total Investments in Securities (Cost $646,625,096)	$567,367,757	99.5
	Assets in Excess of Other Liabilities	2,624,160	0.5
	Net Assets	$569,991,917	100.0

(1)
Non-income producing security

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$28,323,886	$—	$—	$28,323,886
Mutual Funds	539,043,871	—	—	539,043,871
Total Investments, at fair value	$567,367,757	$—	$—	$567,367,757
Other Financial Instruments+
Futures	919,645	—	—	919,645
Total Assets	$568,287,402	$—	$—	$568,287,402
Liabilities Table
Other Financial Instruments+
Futures	$(713,883)	$—	$—	$(713,883)
Total Liabilities	$(713,883)	$—	$—	$(713,883)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2022 (continued)

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$52,960,763	$32,357,555	$(18,351,564)	$(14,188,481)	$52,778,273	$1,133,909	$(2,155,403)	$1,899,190
Voya International Index Portfolio - Class P2	121,679,985	39,161,454	(32,433,691)	(23,603,555)	104,804,193	4,037,502	789,423	—
Voya Russell Mid Cap Index Portfolio - Class P2	30,743,404	8,762,519	(2,788,063)	(8,546,822)	28,171,038	304,169	655,191	2,162,134
Voya Russell Small Cap Index Portfolio - Class P2	35,467,036	14,622,425	(6,801,685)	(9,745,657)	33,542,119	317,033	(1,179,616)	2,837,560
Voya U.S. Bond Index Portfolio - Class P2	18,409,582	14,074,806	(18,054,755)	115,976	14,545,609	205,444	(1,874,908)	—
Voya U.S. Stock Index Portfolio - Class P2	349,313,537	121,312,436	(59,172,749)	(106,250,585)	305,202,639	4,612,510	12,184,446	27,663,499
	$608,574,307	$230,291,195	$(137,602,507)	$(162,219,124)	$539,043,871	$10,610,567	$8,419,133	$34,562,383
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution 2055 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	125	03/17/23	$11,068,125	$(396,212)
U.S. Treasury Ultra Long Bond	83	03/22/23	11,147,937	(317,671)
			$22,216,062	$(713,883)
Short Contracts:
MSCI EAFE Index	(59)	03/17/23	(5,750,730)	208,453
S&P 500® E-Mini	(87)	03/17/23	(16,795,350)	711,192
			$(22,546,080)	$919,645
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$919,645
Total Asset Derivatives		$919,645
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$396,212
Interest rate contracts	Variation margin payable on futures contracts*	317,671
Total Liability Derivatives		$713,883

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,103,361
Interest rate contracts	(950,288)
Total	$153,073
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$523,433
Interest rate contracts	(317,671)
Total	$205,762
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $652,487,900.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$787,538
Gross Unrealized Depreciation	(85,701,919)
Net Unrealized Depreciation	$(84,914,381)
See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.4%
58,096	iShares 20+ Year Treasury Bond ETF	$5,784,038	1.9
106,824 (1)	iShares MSCI EAFE Small-Cap ETF	6,033,419	2.0
58,840	Vanguard Short-Term Bond ETF	4,429,475	1.5
	Total Exchange-Traded Funds (Cost $19,500,834)	16,246,932	5.4
MUTUAL FUNDS: 94.3%
	Affiliated Investment Companies: 94.3%
2,781,884	Voya Emerging Markets Index Portfolio - Class P2	28,013,572	9.3
5,525,400	Voya International Index Portfolio - Class P2	55,696,031	18.4
1,356,784	Voya Russell Mid Cap Index Portfolio - Class P2	14,965,333	4.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,402,542	Voya Russell Small Cap Index Portfolio - Class P2	$17,980,589	5.9
519,141	Voya U.S. Bond Index Portfolio - Class P2	4,734,563	1.6
10,329,292	Voya U.S. Stock Index Portfolio - Class P2	164,235,736	54.2
	Total Mutual Funds (Cost $328,177,354)	285,625,824	94.3
	Total Investments in Securities (Cost $347,678,188)	$301,872,756	99.7
	Assets in Excess of Other Liabilities	896,769	0.3
	Net Assets	$302,769,525	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$16,246,932	$—	$—	$16,246,932
Mutual Funds	285,625,824	—	—	285,625,824
Total Investments, at fair value	$301,872,756	$—	$—	$301,872,756
Other Financial Instruments+
Futures	485,559	—	—	485,559
Total Assets	$302,358,315	$—	$—	$302,358,315
Liabilities Table
Other Financial Instruments+
Futures	$(371,499)	$—	$—	$(371,499)
Total Liabilities	$(371,499)	$—	$—	$(371,499)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
83

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$24,835,656	$19,083,715	$(9,772,846)	$(6,132,953)	$28,013,572	$559,832	$(1,835,118)	$937,666
Voya International Index Portfolio - Class P2	57,131,964	25,952,128	(15,685,213)	(11,702,848)	55,696,031	1,988,111	903,646	—
Voya Russell Mid Cap Index Portfolio - Class P2	14,410,659	5,985,168	(1,403,145)	(4,027,349)	14,965,333	149,664	215,184	1,063,859
Voya Russell Small Cap Index Portfolio - Class P2	16,628,412	9,653,178	(3,652,862)	(4,648,139)	17,980,589	157,239	(645,498)	1,407,343
Voya U.S. Bond Index Portfolio - Class P2	5,751,971	5,294,050	(6,412,469)	101,011	4,734,563	27,691	(473,988)	—
Voya U.S. Stock Index Portfolio - Class P2	166,660,427	81,529,581	(32,678,842)	(51,275,430)	164,235,736	2,472,692	4,134,598	14,245,058
	$285,419,089	$147,497,820	$(69,605,377)	$(77,685,708)	$285,625,824	$5,355,229	$2,298,824	$17,653,926
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Index Solution 2060 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	65	03/17/23	$5,755,425	$(206,030)
U.S. Treasury Ultra Long Bond	43	03/22/23	5,775,437	(165,469)
			$11,530,862	$(371,499)
Short Contracts:
MSCI EAFE Index	(31)	03/17/23	(3,021,570)	109,526
S&P 500® E-Mini	(46)	03/17/23	(8,880,300)	376,033
			$(11,901,870)	$485,559
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$485,559
Total Asset Derivatives		$485,559
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$206,030
Interest rate contracts	Variation margin payable on futures contracts*	165,469
Total Liability Derivatives		$371,499

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
84

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$472,070
Interest rate contracts	(485,979)
Total	$(13,909)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$279,529
Interest rate contracts	(165,469)
Total	$114,060
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $352,130,569.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$400,912
Gross Unrealized Depreciation	(50,544,665)
Net Unrealized Depreciation	$(50,143,753)
See Accompanying Notes to Financial Statements
85

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2065 Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.5%
16,124	iShares 20+ Year Treasury Bond ETF	$1,605,305	3.7
14,824 (1)	iShares MSCI EAFE Small-Cap ETF	837,260	1.9
5,526	Vanguard Short-Term Bond ETF	415,997	0.9
	Total Exchange-Traded Funds (Cost $3,223,629)	2,858,562	6.5
MUTUAL FUNDS: 93.4%
	Affiliated Investment Companies: 93.4%
406,401	Voya Emerging Markets Index Portfolio - Class P2	4,092,462	9.3
805,294	Voya International Index Portfolio - Class P2	8,117,363	18.6
196,794	Voya Russell Mid Cap Index Portfolio - Class P2	2,170,638	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
268,097	Voya Russell Small Cap Index Portfolio - Class P2	$3,436,999	7.8
76,575	Voya U.S. Bond Index Portfolio - Class P2	698,362	1.6
1,405,033	Voya U.S. Stock Index Portfolio - Class P2	22,340,023	51.1
	Total Mutual Funds (Cost $45,875,650)	40,855,847	93.4
	Total Investments in Securities (Cost $49,099,279)	$43,714,409	99.9
	Assets in Excess of Other Liabilities	23,038	0.1
	Net Assets	$43,737,447	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,858,562	$—	$—	$2,858,562
Mutual Funds	40,855,847	—	—	40,855,847
Total Investments, at fair value	$43,714,409	$—	$—	$43,714,409

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
86

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2065 Portfolio	as of December 31, 2022 (continued)

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$1,817,749	$3,895,744	$(1,213,640)	$(407,391)	$4,092,462	$48,903	$(273,294)	$81,909
Voya International Index Portfolio - Class P2	4,215,542	7,117,851	(2,703,756)	(512,274)	8,117,363	187,698	(314,787)	—
Voya Russell Mid Cap Index Portfolio - Class P2	1,050,405	1,731,831	(311,992)	(299,606)	2,170,638	14,731	(55,017)	104,710
Voya Russell Small Cap Index Portfolio - Class P2	1,212,985	3,173,577	(448,328)	(501,235)	3,436,999	15,102	(82,568)	135,165
Voya Short Term Bond - Class P2	—	1,340,646	(1,340,646)	—	—	7,897	(21,715)	—
Voya U.S. Bond Index Portfolio - Class P2	418,910	842,839	(554,564)	(8,823)	698,362	2,960	(28,826)	—
Voya U.S. Stock Index Portfolio - Class P2	12,118,958	21,716,912	(7,455,588)	(4,040,259)	22,340,023	332,645	(660,716)	1,570,732
	$20,834,549	$39,819,400	$(14,028,514)	$(5,769,588)	$40,855,847	$609,936	$(1,436,923)	$1,892,516
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $50,743,826.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$5,119
Gross Unrealized Depreciation	(7,034,536)
Net Unrealized Depreciation	$(7,029,417)

See Accompanying Notes to Financial Statements
87

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.2609
Class I	NII	$0.3255
Class S	NII	$0.2916
Class S2	NII	$0.2859
Class Z	NII	$0.3320
All Classes	STCG	$0.2693
All Classes	LTCG	$0.5903
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.2031
Class I	NII	$0.2754
Class S	NII	$0.2345
Class S2	NII	$0.2235
Class Z	NII	$0.2813
All Classes	STCG	$0.0344
All Classes	LTCG	$1.0124
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.2567
Class I	NII	$0.3499
Class S	NII	$0.2788
Class S2	NII	$0.2878
Class Z	NII	$0.3599
All Classes	STCG	$0.0408
All Classes	LTCG	$1.3704
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1563
Class I	NII	$0.2310
Class S	NII	$0.1899
Class S2	NII	$0.1723
Class Z	NII	$0.2385
All Classes	STCG	$0.0203
All Classes	LTCG	$1.1641
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.2107
Class I	NII	$0.3021
Class S	NII	$0.2371
Class S2	NII	$0.2120
Class Z	NII	$0.3191
All Classes	STCG	$0.1028
All Classes	LTCG	$1.6643
Portfolio Name	Type	Per Share Amount
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1298
Class I	NII	$0.2115
Class S	NII	$0.1607
Class S2	NII	$0.1599
Class Z	NII	$0.2222
All Classes	STCG	$0.0837
All Classes	LTCG	$1.4360
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.1615
Class I	NII	$0.2621
Class S	NII	$0.1806
Class S2	NII	$0.1874
Class Z	NII	$0.2854
All Classes	STCG	$0.0942
All Classes	LTCG	$1.7694
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.1372
Class I	NII	$0.2449
Class S	NII	$0.1719
Class S2	NII	$0.1718
Class Z	NII	$0.2645
All Classes	STCG	$0.1481
All Classes	LTCG	$1.6702
Voya Index Solution 2060 Portfolio
Class ADV	NII	$0.1069
Class I	NII	$0.1794
Class S	NII	$0.1096
Class S2	NII	$0.1120
Class Z	NII	$0.2005
All Classes	STCG	$0.1140
All Classes	LTCG	$1.2986
Voya Index Solution 2065 Portfolio
Class ADV	NII	$0.1172
Class I	NII	$0.1543
Class S	NII	$0.1346
Class S2	NII	$0.1243
Class Z	NII	$0.1718
All Classes	STCG	$0.0055
All Classes	LTCG	$0.4995

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
88

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Solution Income Portfolio	6.28%
Voya Index Solution 2025 Portfolio	18.98%
Voya Index Solution 2030 Portfolio	23.04%
Voya Index Solution 2035 Portfolio	30.55%
Voya Index Solution 2040 Portfolio	29.86%
Voya Index Solution 2045 Portfolio	34.45%
Voya Index Solution 2050 Portfolio	35.40%
Voya Index Solution 2055 Portfolio	31.99%
Voya Index Solution 2060 Portfolio	31.99%
Voya Index Solution 2065 Portfolio	53.93%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Solution Income Portfolio	$42,530,643
Voya Index Solution 2025 Portfolio	100,280,980
Voya Index Solution 2030 Portfolio	67,658,339
Voya Index Solution 2035 Portfolio	123,623,291
Voya Index Solution 2040 Portfolio	67,090,290
Voya Index Solution 2045 Portfolio	106,591,347
Voya Index Solution 2050 Portfolio	51,762,464
Voya Index Solution 2055 Portfolio	54,218,109
Voya Index Solution 2060 Portfolio	25,028,352
Voya Index Solution 2065 Portfolio	2,048,929
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2022:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$200,029	$0.0026	3.42%
Voya Index Solution 2025 Portfolio	522,797	0.0048	13.22%
Voya Index Solution 2030 Portfolio	695,718	0.0125	19.22%
Voya Index Solution 2035 Portfolio	774,601	0.0064	24.15%
Voya Index Solution 2040 Portfolio	450,886	0.0096	23.24%
Voya Index Solution 2045 Portfolio	673,674	0.0078	26.44%
Voya Index Solution 2050 Portfolio	369,780	0.0107	28.28%
Voya Index Solution 2055 Portfolio	378,889	0.0098	24.56%
Voya Index Solution 2060 Portfolio	186,994	0.0079	23.98%
Voya Index Solution 2065 Portfolio	16,727	0.0038	31.95%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

89

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
90

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	RSR Partners, Inc, (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Director	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2006 – Present	Consultant (May 2001 – Present).	132	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	October 2015 – Present	Retired.	132	None.

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

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(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present)
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution 2065 Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all

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investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net

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management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Index Solution Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of

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contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2025 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the
Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2030 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2035 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the

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periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, and the third quintile for the year-to-date, three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2040 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2045 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year, five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”),

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2050 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and ten-year periods, and the third quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2055 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and ten-year periods, and the third quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2060 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and three-year periods, and the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

third quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for the three-year and five-year periods and underperformed for the year-to-date and one-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Voya Index Solution 2065 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2065 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account that the Portfolio commenced operations in August 2020, and therefore had a limited operating history for the purpose of analyzing its performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management; and (3) management’s representations that, with the Board’s approval, it had lowered the Portfolio’s expense limits, effective October 1, 2022.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

102

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
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VPAR-VINDSOL         (1222-022223)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2022 and December 31, 2021.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $710,600 for the year ended December 31, 2022 and $710,600 for the year ended December 31, 2021.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $163,811 for the year ended December 31, 2022 and $167,191 for the year ended December 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA CREDIT INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2022 and December 31, 2021; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021
Voya Partners, Inc.	$163,811	$167,191
Voya Investments, LLC (1)	$12,831,317	$13,583,983

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2023